UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:            811-07852

USAA Mutual Funds Trust

(Exact name of registrant as specified in charter)

15935 La Cantera Pkwy, Building Two, San Antonio, Texas       78256

(Address of principal executive offices)                                      (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-235-8396

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

MARCH 31, 2021

Annual Report

USAA Global Equity Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper form free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	34
Supplemental Information (Unaudited)	35
Trustees' and Officers' Information	35
Proxy Voting and Portfolio Holdings Information	41
Expense Example	41
Additional Federal Income Tax Information	43
Advisory Contract Agreement	44
Liquidity Risk Management Program	47
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The annual reporting period ended March 31, 2021, was a year like no other. It wasn't that long ago that we were all coming to grips with an emerging global pandemic, economic shutdowns, and financial markets in turmoil. We somehow persevered and have even emerged from those challenging days—dare I say—with a renewed sense of optimism. In retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

Consider everything that transpired over the past 12 months. A novel coronavirus ("COVID-19") and the subsequent worldwide spread of COVID-19 prompted governments everywhere to issue austere shelter-in-place orders, and the global economy slowed abruptly. Equity markets sold off, while unprecedented levels of volatility roiled traditionally placid bond markets. During the second quarter of 2020, domestic GDP contracted by an alarming annual rate of 31.4%, according to the U.S. Department of Commerce ("Commerce Department").

It's no surprise that many investors flocked to the perceived safety of U.S. Treasurys during this period of tumult. Meanwhile, liquidity evaporated (for a short spell) in other segments of the fixed-income world, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

Fortunately, a response came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act").

It was impressive how quickly those actions helped arrest the stock market's freefall and restore order across much of the fixed-income universe. The rebound was as robust as the drawdown, and third quarter 2020 GDP bounced back and grew at a 33.4% annualized rate, according to the Commerce Department.

Late in the year, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As the year ended and we moved into the first quarter of 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply, and many investors began to worry about inflation in the post-pandemic world.

Through all the unprecedented events and volatility, the S&P 500® Index registered an impressive annual return of 56.35% for the 12-month period ended March 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped more than 100 basis points, reflecting both the very low starting rate and substantial fiscal

2

stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.74%

On the whole, markets endured and surprised to the upside, but perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to remain focused on your long-term investment goals and avoid making emotional decisions.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396, or visit our website at www.vcm.com.

Thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Global Equity Income Fund

Manager's Commentary

(Unaudited)

Victory Solutions
Mannik S. Dhillon, CFA, CAIA
Lance Humphrey, CFA*
Elie Masri*

•  What were the market conditions during the reporting period?

The beginning of the reporting period brought a dramatic reversal from the difficult environment that characterized the first three months of 2020. While COVID-19 cases continued to rise, investors grew increasingly confident that the economy would be able to recover from its sharp downturn of February and March. The optimism stemmed, in part, from a series of better-than-expected economic reports interpreted as evidence that the slump in growth would be less severe than was initially feared. The markets were further cheered by the aggressive response by the U.S. Federal Reserve (the "Fed"). In addition to reiterating its commitment to keep short-term interest rates near zero for an extended period, the Fed announced the direct purchase of both individual bonds and exchange-traded bond funds. The central bank's unusual steps offered corporations the latitude to issue debt at ultra-low rates, providing them with the cash necessary to withstand the effects of the COVID-19.

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the Fed and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the reporting period climbing from under 1% to 1.74% at March 31, 2021.

*Effective February 12, 2021, Lance Humphrey and Elie Masri were added as portfolio managers on the Fund and Wasif Latif was removed.

4

USAA Mutual Funds Trust

USAA Global Equity Income Fund (continued)

Manager's Commentary (continued)

•  How did the USAA Global Equity Income Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the fiscal year ended March 31, 2021, the Fund Shares and Institutional Shares had a total return of 45.23% and 45.32%, respectively. This compares to returns of 35.69% for the MSCI World High Dividend Yield Index (the "Index") and 41.22% for the Lipper Global Equity Income Funds Index.

•  What strategies did you employ during the reporting period?

The Fund focuses on income-oriented global equities and normally will have roughly equal weights in U.S. and international stocks, although this will vary to some degree depending on where we see the better value. In selecting stocks, we emphasize not only the current dividend but also a company's likely ability to grow its dividend. As a result, the average current dividend of companies held by the Fund generally will be somewhat lower than the benchmark. However, our view is that a focus on dividend growers should provide an improved total return profile as we invest within the global dividend stock universe.

For the 12-month period ended March 31, 2021, strong stock selection and sector allocation effects positively impacted relative performance. An overweight to Information Technology and Consumer Discretionary, as well as the underweight to Health Care, positively contributed to relative performance. Selection effects in Information Technology and Health Care contributed to the relative performance, while stock selection within Consumer Staples, Materials and Industrials detracted.

From a country perspective, strong overall stock selection in the United States positively contributed to relative performance against the benchmark. An overweight to Denmark and underweight to Switzerland and the United Kingdom relative to the benchmark added to performance, while an underweight to Japan and Germany negatively impacted performance relative to the benchmark.

Looking ahead to the Fund's new fiscal year, the global community's united efforts to distribute COVID-19 vaccines are central to how quickly the global economy will recover. On a long-term basis, we believe that focusing on quality companies with attractive valuations and dividend income is a sound strategy from a total return perspective.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Global Equity Income Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2021

	Fund Shares	Institutional Shares
INCEPTION DATE	8/7/15	8/7/15
	Net Asset Value	Net Asset Value	MSCI World High Dividend Yield Index[1]	Lipper Global Equity Income Funds Index[2]
One Year	45.23%	45.32%	35.69%	41.22%
Five Year	9.47%	9.54%	8.48%	8.53%
Since Inception	7.29%	7.35%	7.51%	7.13%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Global Equity Income Fund — Growth of $10,000

**The performance of the MSCI World High Dividend Yield Index and Lipper Global Equity Income Funds Index is calculated from the end of the month, July 31, 2015, while the inception date of the USAA Global Equity Income Fund is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

1The unmanaged MSCI World High Dividend Yield Index is a free float-adjusted market capitalization weighed index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Global Equity Income Funds Index measures the Fund's performance to that of the Lipper Global Equity Income Funds category. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Global Equity Income Fund	March 31, 2021

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to provide investors with total return with an emphasis on current income.

Top 10 Holdings*:

March 31, 2021

(% of Net Assets)

Apple, Inc.	4.4%
Microsoft Corp.	2.2%
The Home Depot, Inc.	1.4%
Texas Instruments, Inc.	1.4%
Johnson & Johnson	1.4%
Cisco Systems, Inc.	1.2%
The Procter & Gamble Co.	1.2%
T. Rowe Price Group, Inc.	1.2%
Amgen, Inc.	1.2%
Target Corp.	1.2%

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Global Equity Income Fund	March 31, 2021

  (Unaudited)

Sector Allocation*:

March 31, 2021

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.5%)
Australia (0.9%):
Energy (0.2%):
Washington H Soul Pattinson & Co. Ltd.	6,532	$157
Financials (0.4%):
ASX Ltd.	5,463	296
Materials (0.3%):
Evolution Mining Ltd.	70,468	219
		672
Belgium (0.6%):
Communication Services (0.3%):
Telenet Group Holding NV	4,803	195
Consumer Staples (0.3%):
Etablissements Franz Colruyt	3,929	234
		429
Canada (5.1%):
Consumer Discretionary (0.9%):
Dollarama, Inc.	5,639	249
Magna International, Inc.	5,147	454
		703
Consumer Staples (0.3%):
Metro, Inc. (a)	4,503	205
Energy (0.6%):
Canadian Natural Resources Ltd.	7,015	217
Parkland Corp.	8,807	265
		482
Financials (2.5%):
Bank of Montreal	5,065	451
Manulife Financial Corp.	13,254	285
Power Corp. of Canada	7,926	208
Sun Life Financial, Inc.	6,426	325
The Bank of Nova Scotia	4,500	282
The Toronto-Dominion Bank	5,611	366
		1,917
Industrials (0.2%):
Thomson Reuters Corp.	1,824	160
Information Technology (0.4%):
Constellation Software, Inc.	178	248
Topicus.com, Inc. (b)	331	22
		270
Materials (0.2%):
Wheaton Precious Metals Corp.	3,897	149
		3,886

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Denmark (1.2%):
Health Care (1.0%):
Coloplast A/S Class B	2,277	$342
Novo Nordisk A/S Class B	5,850	394
		736
Utilities (0.2%):
Orsted A/S (c)	1,145	185
		921
Finland (0.9%):
Communication Services (0.2%):
Elisa Oyj	2,407	144
Industrials (0.3%):
Kone Oyj Class B	2,644	216
Utilities (0.4%):
Fortum Oyj	11,424	305
		665
France (0.7%):
Consumer Discretionary (0.3%):
Hermes International	226	250
Consumer Staples (0.4%):
L'Oreal SA	780	299
		549
Germany (1.4%):
Financials (1.2%):
Allianz SE Registered Shares	2,768	704
Deutsche Boerse AG	963	160
		864
Information Technology (0.2%):
SAP SE	1,304	160
		1,024
Hong Kong (1.5%):
Financials (1.0%):
BOC Hong Kong Holdings Ltd.	77,500	271
Hang Seng Bank Ltd.	17,300	336
Hong Kong Exchanges and Clearing Ltd.	2,700	160
		767
Industrials (0.2%):
Jardine Matheson Holdings Ltd.	2,000	131
Utilities (0.3%):
Power Assets Holdings Ltd.	37,000	219
		1,117

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ireland (2.2%):
Health Care (0.2%):
STERIS PLC	800	$152
Industrials (1.1%):
Eaton Corp. PLC	3,029	419
Trane Technologies PLC	2,322	384
		803
Information Technology (0.9%):
Seagate Technology PLC	8,814	677
		1,632
Italy (0.7%):
Utilities (0.7%):
Enel SpA	25,013	249
Terna Rete Elettrica Nazionale SpA	39,286	296
		545
Japan (7.6%):
Communication Services (1.8%):
Kakaku.com, Inc.	6,300	173
KDDI Corp.	14,700	453
Nintendo Co. Ltd.	600	338
Nippon Telegraph & Telephone Corp.	16,400	423
		1,387
Consumer Discretionary (1.6%):
Bridgestone Corp.	6,700	272
Iida Group Holdings Co. Ltd.	7,500	182
Sony Group Corp.	1,600	169
Toyota Motor Corp.	7,600	592
		1,215
Consumer Staples (0.5%):
Pigeon Corp.	3,600	137
Seven & i Holdings Co. Ltd.	6,400	258
		395
Energy (0.5%):
ENEOS Holdings, Inc.	80,400	365
Financials (0.9%):
ORIX Corp.	9,100	154
Resona Holdings, Inc.	29,800	125
Sumitomo Mitsui Financial Group, Inc.	10,000	363
		642
Health Care (0.7%):
Chugai Pharmaceutical Co. Ltd.	2,100	85
Hoya Corp.	1,700	200
M3, Inc.	1,000	69
Shionogi & Co. Ltd.	3,400	184
		538

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.6%):
ITOCHU Corp.	10,600	$344
Recruit Holdings Co. Ltd.	2,900	143
		487
Information Technology (0.6%):
Fujitsu Ltd.	1,100	160
Nomura Research Institute Ltd.	9,400	292
		452
Materials (0.2%):
Asahi Kasei Corp.	13,300	153
Utilities (0.2%):
Chubu Electric Power Co., Inc.	12,300	158
		5,792
Netherlands (1.7%):
Communication Services (0.3%):
Koninklijke KPN NV	73,078	248
Consumer Staples (0.6%):
Koninklijke Ahold Delhaize NV	14,985	418
Industrials (0.3%):
Wolters Kluwer NV	3,057	266
Information Technology (0.5%):
ASML Holding NV	625	383
		1,315
Singapore (1.3%):
Financials (1.3%):
DBS Group Holdings Ltd.	24,500	525
Oversea-Chinese Banking Corp. Ltd.	14,700	129
Singapore Exchange Ltd.	32,900	244
United Overseas Bank Ltd.	6,400	124
		1,022
Spain (1.1%):
Energy (0.2%):
Enagas SA	6,585	143
Utilities (0.9%):
Endesa SA	9,299	246
Iberdrola SA	9,493	123
Red Electrica Corp. SA	17,395	309
		678
		821
Switzerland (5.9%):
Consumer Discretionary (0.3%):
Garmin Ltd.	1,881	248

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (0.6%):
Nestle SA Registered Shares	4,121	$459
Financials (0.9%):
Banque Cantonale Vaudoise Registered Shares (b)	1,729	169
Partners Group Holding AG (a)	96	122
Zurich Insurance Group AG	843	359
		650
Health Care (2.0%):
Lonza Group AG Registered Shares	158	89
Novartis AG Registered Shares	8,016	685
Roche Holding AG	2,217	718
		1,492
Industrials (1.0%):
ABB Ltd. Registered Shares	6,186	188
Geberit AG Registered Shares	660	420
SGS SA Registered Shares	58	165
		773
Information Technology (0.4%):
Logitech International SA Class R	2,831	297
Materials (0.7%):
EMS-Chemie Holding AG	233	208
Givaudan SA Registered Shares	50	193
LafargeHolcim Ltd.	2,542	150
		551
		4,470
United Kingdom (2.7%):
Consumer Discretionary (0.1%):
Barratt Developments PLC (b)	7,795	80
Financials (0.9%):
Admiral Group PLC	4,108	175
Aon PLC Class A	2,141	493
		668
Health Care (0.2%):
Smith & Nephew PLC	5,733	109
Industrials (0.8%):
Ferguson PLC	1,922	229
Intertek Group PLC	2,263	175
RELX PLC	8,774	220
		624
Information Technology (0.2%):
The Sage Group PLC	20,416	173
Materials (0.5%):
Rio Tinto PLC	4,978	380
		2,034

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
United States (64.0%):
Communication Services (2.9%):
Activision Blizzard, Inc.	3,112	$289
Comcast Corp. Class A	4,505	244
Omnicom Group, Inc.	6,949	515
The Interpublic Group of Cos., Inc.	5,500	161
Verizon Communications, Inc.	13,966	812
ViacomCBS, Inc. Class B	3,527	159
		2,180
Consumer Discretionary (6.1%):
Best Buy Co., Inc.	7,093	814
D.R. Horton, Inc.	1,887	168
Genuine Parts Co.	1,200	139
Lowe's Cos., Inc.	4,514	859
McDonald's Corp.	930	208
Starbucks Corp.	1,909	209
Target Corp.	4,424	876
The Home Depot, Inc.	3,537	1,080
Tractor Supply Co.	1,552	275
		4,628
Consumer Staples (5.2%):
Campbell Soup Co.	3,100	156
Church & Dwight Co., Inc.	1,700	148
Colgate-Palmolive Co.	3,883	306
General Mills, Inc.	8,686	533
Kimberly-Clark Corp.	745	103
Philip Morris International, Inc.	3,234	287
The Clorox Co.	2,585	499
The Hershey Co.	1,176	186
The Kroger Co.	9,494	342
The Procter & Gamble Co.	6,958	942
Tyson Foods, Inc. Class A	3,679	273
Walmart, Inc.	1,294	176
		3,951
Energy (1.3%):
Cabot Oil & Gas Corp.	27,330	513
EOG Resources, Inc.	3,850	279
Pioneer Natural Resources Co.	1,334	212
		1,004
Financials (8.2%):
Aflac, Inc.	3,700	189
Ameriprise Financial, Inc.	2,265	526
Citizens Financial Group, Inc.	3,500	155
Comerica, Inc.	1,389	100
Erie Indemnity Co. Class A	884	195
Fifth Third Bancorp	5,000	187
Huntington Bancshares, Inc.	17,386	273

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
KeyCorp	30,965	$619
M&T Bank Corp.	2,346	356
MarketAxess Holdings, Inc.	327	163
MetLife, Inc.	9,512	578
MSCI, Inc.	554	232
Regions Financial Corp.	9,856	204
S&P Global, Inc.	1,194	421
T. Rowe Price Group, Inc.	5,408	928
The Allstate Corp.	3,932	452
The PNC Financial Services Group, Inc.	1,394	245
The Progressive Corp.	2,287	219
The Travelers Cos., Inc.	1,000	150
		6,192
Health Care (8.8%):
Abbott Laboratories	2,500	300
AmerisourceBergen Corp.	1,737	205
Amgen, Inc.	3,674	914
Anthem, Inc.	951	341
Bristol-Myers Squibb Co.	4,940	312
Cardinal Health, Inc.	1,871	114
Danaher Corp.	1,200	270
Eli Lilly & Co.	3,562	665
Johnson & Johnson	6,287	1,033
McKesson Corp.	1,181	230
Medtronic PLC	1,251	148
Pfizer, Inc.	13,945	505
Quest Diagnostics, Inc.	945	121
Stryker Corp.	700	171
Thermo Fisher Scientific, Inc.	258	118
UnitedHealth Group, Inc.	2,293	853
Zoetis, Inc.	2,112	333
		6,633
Industrials (8.9%):
3M Co.	3,247	626
C.H. Robinson Worldwide, Inc.	1,500	143
Cummins, Inc.	2,806	727
Dover Corp.	1,500	206
Fastenal Co.	5,169	260
FedEx Corp.	1,406	399
Honeywell International, Inc.	1,526	331
Illinois Tool Works, Inc.	1,208	268
Lockheed Martin Corp.	1,372	507
Norfolk Southern Corp.	419	112
Northrop Grumman Corp.	334	108
PACCAR, Inc.	4,744	441
Parker-Hannifin Corp.	428	135
Republic Services, Inc.	1,400	139
Robert Half International, Inc.	4,014	313
Rockwell Automation, Inc.	2,162	574
Rollins, Inc.	10,383	357
Snap-on, Inc.	700	162

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Union Pacific Corp.	1,264	$279
United Parcel Service, Inc. Class B	1,961	333
W.W. Grainger, Inc.	384	154
Waste Management, Inc.	1,100	142
		6,716
Information Technology (16.4%):
Apple, Inc.	27,152	3,317
Applied Materials, Inc.	2,819	377
Broadcom, Inc.	804	373
Cisco Systems, Inc.	18,241	943
Citrix Systems, Inc.	1,150	161
Intel Corp.	8,644	553
Intuit, Inc.	947	363
Juniper Networks, Inc.	4,700	119
KLA Corp.	1,000	330
Lam Research Corp.	308	183
Mastercard, Inc. Class A	922	328
Microsoft Corp.	7,110	1,676
NetApp, Inc.	11,588	842
NVIDIA Corp.	659	352
Oracle Corp.	9,640	676
Paychex, Inc.	2,331	229
QUALCOMM, Inc.	1,633	217
Texas Instruments, Inc.	5,638	1,066
Visa, Inc. Class A	1,448	307
		12,412
Materials (3.4%):
Air Products & Chemicals, Inc.	715	201
Celanese Corp.	3,243	486
International Paper Co.	3,995	216
Nucor Corp.	2,198	177
Packaging Corp. of America	4,781	643
PPG Industries, Inc.	1,600	240
RPM International, Inc.	2,429	223
Steel Dynamics, Inc.	3,669	186
The Sherwin-Williams Co.	249	184
		2,556
Utilities (2.8%):
American Electric Power Co., Inc.	1,400	119
American Water Works Co., Inc.	821	123
Duke Energy Corp.	4,073	393
Exelon Corp.	4,236	186
OGE Energy Corp.	13,780	446
UGI Corp.	12,979	532
WEC Energy Group, Inc.	2,714	254
Xcel Energy, Inc.	1,658	110
		2,163
		48,435
Total Common Stocks (Cost $58,108)		75,329

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Global Equity Income Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (0.4%)
United States (0.4%):
HSBC U.S. Government Money Market Fund I Shares, 0.04% (d)	309,763	$310
Total Collateral for Securities Loaned (Cost $310)		310
Total Investments (Cost $58,418) — 99.9%		75,639
Other assets in excess of liabilities — 0.1%		73
NET ASSETS — 100.00%		$75,712

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of March 31, 2021, the fair value of these securities was $185 (thousands) and amounted to 0.2% of net assets.

(d)  Rate disclosed is the daily yield on March 31, 2021.

PLC — Public Limited Company

See notes to financial statements.

17

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Global Equity Income Fund
Assets:
Investments, at value (Cost $58,418)	$75,639	(a)
Foreign currency, at value (Cost $28)	28
Cash	169
Receivables:
Interest and dividends	157
Capital shares issued	6
Investments sold	16
Reclaims	200
Prepaid expenses and other assets	4
Total assets	76,219
Liabilities:
Payables:
Collateral received on loaned securities	310
Investments purchased	16
Capital shares redeemed	40
Accrued expenses and other payables:
Investment advisory fees	46
Administration fees	9
Custodian fees	5
Transfer agent fees	20
Compliance fees	—	(b)
Trustees' fees	—	(b)
Other accrued expenses	61
Total liabilities	507
Net Assets:
Capital	58,973
Total accumulated earnings/(loss)	16,739
Net assets	$75,712
Net Assets
Fund Shares	$69,690
Institutional Shares	6,022
Total	$75,712
Shares (unlimited number of shares authorized with no par value):
Fund Shares	5,792
Institutional Shares	500
Total	6,292
Net asset value, offering and redemption price per share: (c)
Fund Shares	$12.03
Institutional Shares	$12.04

(a)  Includes $292 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

18

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2021

(Amounts in Thousands)

USAA Global Equity Income Fund
Investment Income:
Dividends	$2,068
Securities lending (net of fees)	3
Foreign tax withholding	(106)
Total income	1,965
Expenses:
Investment advisory fees	388
Administration fees — Fund Shares	102
Administration fees — Institutional Shares	5
Sub-Administration fees	20
Custodian fees	35
Transfer agent fees — Fund Shares	115
Transfer agent fees — Institutional Shares	5
Trustees' fees	46
Compliance fees	— (a)
Legal and audit fees	75
State registration and filing fees	26
Other expenses	50
Total expenses	867
Expenses waived/reimbursed by Adviser	(117)
Net Expenses	750
Net Investment Income (Loss)	1,215
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	(359)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	25,890
Net realized/unrealized gains (losses) on investments	25,531
Change in net assets resulting from operations	$26,746

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

19

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Global Equity Income Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
From Investments:
Operations:
Net investment income (loss)	$1,215	$1,871
Net realized gains (losses) from investments	(359)	4,817
Net change in unrealized appreciation/depreciation on investments	25,890	(17,160)
Change in net assets resulting from operations	26,746	(10,472)
Distributions to Shareholders:
Fund Shares	(1,102)	(5,419)
Institutional Shares	(89)	(391)
Change in net assets resulting from distributions to shareholders	(1,191)	(5,810)
Change in net assets resulting from capital transactions	(14,549)	641
Change in net assets	11,006	(15,641)
Net Assets:
Beginning of period	64,706	80,347
End of period	$75,712	$64,706
Capital Transactions:
Fund Shares
Proceeds from shares issued	$5,174	$10,388
Distributions reinvested	921	4,427
Cost of shares redeemed	(20,644)	(14,174)
Total Fund Shares	$(14,549)	$641
Institutional Shares
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Cost of shares redeemed	—	—
Total Institutional Shares	—	—
Change in net assets resulting from capital transactions	$(14,549)	$641
Share Transactions:
Fund Shares
Issued	499	993
Reinvested	90	415
Redeemed	(1,981)	(1,368)
Total Fund Shares	(1,392)	40
Institutional Shares
Issued	—	—
Reinvested	—	—
Redeemed	—	—
Total Institutional Shares	—	—
Change in Shares	(1,392)	40

See notes to financial statements.

20

This page is intentionally left blank.

21

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Global Equity Income Fund
Fund Shares
Year Ended March 31, 2021	$8.42	0.17	(b)	3.61	3.78	(0.17)	—
Year Ended March 31, 2020	$10.51	0.24	(b)	(1.57)	(1.33)	(0.22)	(0.54)
Year Ended March 31, 2019	$10.88	0.27		0.06	0.33	(0.27)	(0.43)
Year Ended March 31, 2018	$10.42	0.23		0.54	0.77	(0.23)	(0.08)
Year Ended March 31, 2017	$9.39	0.21		1.03	1.24	(0.21)	—
Institutional Shares
Year Ended March 31, 2021	$8.43	0.18	(b)	3.61	3.79	(0.18)	—
Year Ended March 31, 2020	$10.52	0.25	(b)	(1.56)	(1.31)	(0.24)	(0.54)
Year Ended March 31, 2019	$10.89	0.27		0.07	0.34	(0.28)	(0.43)
Year Ended March 31, 2018	$10.43	0.23		0.54	0.77	(0.23)	(0.08)
Year Ended March 31, 2017	$9.39	0.23		1.02	1.25	(0.21)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects a return to normal trading levels after a prior year transition or asset allocation shift.

(d)  Reflects increased trading activity due to current year transition or asset allocation shift.

(e)  Prior to August 1, 2018, USAA Asset Management Company ("AMCO") (previous investment Adviser) had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.20% of the Fund Shares' average daily net assets.

(f)  Prior to August 1, 2018, AMCO (previous investment Adviser) had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.10% of the Institutional Shares' average daily net assets.

See notes to financial statements.

22

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses**^		Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Global Equity Income Fund
Fund Shares
Year Ended March 31, 2021	(0.17)	$12.03	45.23%	1.03%		1.65%	1.18%	$69,690	46	%(c)
Year Ended March 31, 2020	(0.76)	$8.42	(14.02)%	1.00%		2.30%	1.14%	$60,491	109	%(d)
Year Ended March 31, 2019	(0.70)	$10.51	3.43%	1.03	%(e)	2.56%	1.10%	$75,086	15%
Year Ended March 31, 2018	(0.31)	$10.88	7.41%	1.05%		2.17%	1.05%	$96,101	22%
Year Ended March 31, 2017	(0.21)	$10.42	13.33%	1.20%		2.28%	1.26%	$85,830	22%
Institutional Shares
Year Ended March 31, 2021	(0.18)	$12.04	45.32%	0.93%		1.74%	1.25%	$6,022	46	%(c)
Year Ended March 31, 2020	(0.78)	$8.43	(13.90)%	0.90%		2.40%	1.51%	$4,215	109	%(d)
Year Ended March 31, 2019	(0.71)	$10.52	3.47%	0.97	%(f)	2.58%	1.22%	$5,261	15%
Year Ended March 31, 2018	(0.31)	$10.89	7.35%	1.10%		2.14%	1.29%	$5,447	22%
Year Ended March 31, 2017	(0.21)	$10.43	13.49%	1.10%		2.40%	1.55%	$5,214	22%

See notes to financial statements.

23

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Global Equity Income Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of March 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$54,693	$20,636	$—	$75,329
Collateral for Securities Loaned	310	—	—	310
Total	$55,003	$20,636	$—	$75,639

For the year ended March 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of March 31, 2021, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of March 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$292	$—	$310

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$33,392	$47,693

There were no purchases or sales of U.S. government securities during the year ended March 31, 2021.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended March 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019 and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Global Equity Income Funds Index. The Lipper Global Equity Income Funds Index tracks the total return performance of the largest funds within the Lipper Global Equity Income Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36 month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Equity Income Funds Index over that period, even if the class has overall negative returns during the performance period.

For the performance period July 1, 2020, to March 31, 2021, performance adjustments were $20 and $2, in thousands for Fund Shares and Institutional Shares, respectively. Performance adjustments were 0.03% and 0.03% for the Fund Shares and Institutional Shares, respectively.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% and 0.10% of average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended March 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.

Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2021, the expense limits (excluding voluntary waivers) were 1.00% and 0.90% for Fund Shares and Institutional Shares, respectively.

Under the terms of the agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of March 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at March 31, 2021.

Expires March 31, 2023	Expires March 31, 2024	Total
$93	$117	$210

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended March 31, 2021, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended March 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent)

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank also received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund, that is permitted to participate in the Facility, in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended March 31, 2021.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended March 31, 2021		Year Ended March 31, 2020
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$1,191	$1,191	$1,722	$4,088	$5,810

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

As of March 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$222	$222	$(697)	$17,214	$16,739

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to deferral of losses on wash sales, passive foreign investment company, REIT and non-REIT return of capital adjustments.

As of March 31, 2021, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Total
$697	$697

As of March 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$58,427	$17,843	$(629)	$17,214

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Global Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Global Equity Income Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 26, 2021

34

USAA Mutual Funds Trust	Supplemental Information March 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

35

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

36

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, (a) Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

(a)  Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

37

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

38

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021) Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

39

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

40

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20	Actual Ending Account Value 3/31/21	Hypothetical Ending Account Value 3/31/21	Actual Expenses Paid During Period 10/1/20- 3/31/21*	Hypothetical Expenses Paid During Period 10/1/20- 3/31/21*	Annualized Expense Ratio During Period 10/1/20- 3/31/21
Fund Shares	$1,000.00	$1,172.80	$1,019.75	$5.63	$5.24	1.04%
Institutional Shares	1,000.00	1,173.10	1,020.24	5.09	4.73	0.94%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

41

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

For the period October 1, 2020 to March 31, 2021, performance adjustments were applied to the Fund. The annualized expense ratios of 1.04% and 0.94% for the Fund Shares and Institutional Shares, respectively, as represented in the table above, reflect these adjustments. The values in the table below reflect your costs (in dollars) of investing in the Fund, had these adjustments not been applied for the six months ended March 31, 2021.

	Beginning Account Value 10/1/20	Actual Ending Account Value 3/31/21	Hypothetical Ending Account Value 3/31/21	Actual Expenses Paid During Period 10/1/20- 3/31/21*	Hypothetical Expenses Paid During Period 10/1/20- 3/31/21*	Annualized Expense Ratio During Period 10/1/20- 3/31/21
Fund Shares	$1,000.00	$1,172.80	$1,019.95	$5.42	$5.04	1.00%
Institutional Shares	1,000.00	1,173.10	1,020.44	4.88	4.53	0.90%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

42

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2021 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)
92%	100%

43

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Global Equity Income Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020, meeting, at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity
44

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate—which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements—was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended September 30, 2020.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect

1  The Adviser has agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

45

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

46

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a virtual video conference meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

47

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

98354-0521

MARCH 31, 2021

Annual Report

USAA California Bond Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper form free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	34
Supplemental Information (Unaudited)	35
Trustees' and Officers' Information	35
Proxy Voting and Portfolio Holdings Information	41
Expense Example	41
Additional Federal Income Tax Information	43
Advisory Contract Agreement	44
Liquidity Risk Management Program	47
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The annual reporting period ended March 31, 2021, was a year like no other. It wasn't that long ago that we were all coming to grips with an emerging global pandemic, economic shutdowns, and financial markets in turmoil. We somehow persevered and have even emerged from those challenging days—dare I say—with a renewed sense of optimism. In retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

Consider everything that transpired over the past 12 months. A novel coronavirus ("COVID-19") and the subsequent worldwide spread of COVID-19 prompted governments everywhere to issue austere shelter-in-place orders, and the global economy slowed abruptly. Equity markets sold off, while unprecedented levels of volatility roiled traditionally placid bond markets. During the second quarter of 2020, domestic GDP contracted by an alarming annual rate of 31.4%, according to the U.S. Department of Commerce ("Commerce Department").

It's no surprise that many investors flocked to the perceived safety of U.S. Treasurys during this period of tumult. Meanwhile, liquidity evaporated (for a short spell) in other segments of the fixed-income world, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

Fortunately, a response came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act").

It was impressive how quickly those actions helped arrest the stock market's freefall and restore order across much of the fixed-income universe. The rebound was as robust as the drawdown, and third quarter 2020 GDP bounced back and grew at a 33.4% annualized rate, according to the Commerce Department.

Late in the year, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As the year ended and we moved into the first quarter of 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply, and many investors began to worry about inflation in the post-pandemic world.

Through all the unprecedented events and volatility, the S&P 500® Index registered an impressive annual return of 56.35% for the 12-month period ended March 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped more than 100 basis points, reflecting both the very low starting rate and substantial fiscal

2

stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.74%

On the whole, markets endured and surprised to the upside, but perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to remain focused on your long-term investment goals and avoid making emotional decisions.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396, or visit our website at www.vcm.com.

Thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA California Bond Fund

Manager's Commentary

(Unaudited)

Regina G. Conklin, CFA, CPA
Andrew Hattman, CFA, CAIA
Lauren Spalten*

•  What were the market conditions during the reporting period?

Tax-exempt bonds as measured by the Bloomberg Barclays Municipal Bond Index generated positive returns during the 12-month reporting period ended March 31, 2021, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) However, the market saw significant volatility during the reporting period due primarily to COVID-19 and related economic and government reactions.

The reporting period began near the beginning of the COVID-19 crisis in the United States. The market had just sold off sharply in March 2020, and the first month of the reporting period was highlighted by significant volatility as the market reacted to COVID-19 and subsequent economic shutdowns, but also substantial fiscal and monetary response from the federal government. Starting in May 2020, the municipal market began a long, uneven recovery for the rest of the calendar year, driven by significant government intervention and investor expectations of a future return to normalcy. The recovery was marked by sizeable fund flows into tax-exempt mutual funds and material tightening of credit spreads (the yield difference between riskier bond yields and the safest bond yields). The recovery took a slight pause in the months ahead of the election, as uncertainty surrounding the election, as well as uncertainty around aid for municipal borrowers weighed on the market for a couple of months. However, the year ended with the market up significantly from the start of both the calendar year and the reporting period. January of 2021 saw a continuation of the market recovery, but the last part of the reporting period was highlighted by a sell-off in the municipal market as tax-exempt bonds finally succumbed to pressures caused by the meaningful increase in U.S. Treasury yields in the first quarter of 2021.

The end of the reporting period found the municipal market fighting the headwinds of potential higher U.S. Treasury rates and inflation, but with several notable tailwinds in support to include: heavy fund flows into tax-exempt mutual funds, investor expectations of increasing tax rates, and stimulus money flowing to municipal borrowers.

•  How did the USAA California Bond Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A (effective June 29, 2020, the Adviser Shares were redesignated Class A and became subject to a front-end sales charge). For the reporting period ended March 31, 2021, the Fund Shares and Class A had a total return of 5.36% and 5.01%, respectively, versus an average of 6.74% for the funds in the Lipper California Municipal Debt Funds category. This compares to returns of 6.34% for the Lipper California Municipal Debt Funds Index and 5.51% for the Bloomberg Barclays Municipal Bond Index. The Institutional Shares commenced

*Effective March 2, 2021, Lauren Spalten was added as a portfolio manager on the Fund and John C. Bonnell was removed.

4

USAA Mutual Funds Trust

USAA California Bond Fund (continued)

Manager's Commentary (continued)

operations on June 29, 2020, and from that time through March 31, 2021, had a total return of 3.01%.

•  What are the conditions in the state of California?

The COVID-19 pandemic has resulted in unprecedented business shutdowns and economic stress. These conditions have resulted in financial stress for both the state and local governments to varying degrees. California's economy of nearly 40 million people, the largest among the 50 states, is broad, diverse, and considerable. However, the economic impact to the state of California has been significant as evidenced by a February 2021 unemployment rate of 8.5%, which, while greatly improved from peak unemployment rate levels in 2020, remains elevated.

On a positive note, following the Great Recession, California made significant structural changes to its fiscal operations that contributed to improved financial position. Areas of improvement include timely budgets, restrained spending, and the creation of rainy-day reserve funds. These factors, combined with significant one-time measures in the 2021 budget, should enable California to complete fiscal 2021 with good reserve levels. However, significant budget pressure in fiscal 2022 and beyond remains a credit concern. High dependence upon revenues generated from the cyclical personal income tax and a rising trend of outmigration, while still small relative to the population, are areas of potential fiscal concern.

The state as of March 31, 2021, maintains strong ratings of Aa2 with stable outlook by Moody's, AA- with stable outlook by S&P, and AA with stable outlook by Fitch Ratings.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment- grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA California Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2021

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	10/10/90	6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Barclays Municpal Bond Index[1]	Lipper California Municipal Debt Funds Index[2]
One Year	5.36%	NA	5.01%	2.62%	5.51%	6.34%
Five Year	3.38%	NA	3.11%	2.64%	3.49%	3.33%
Ten Year	5.78%	NA	5.51%	5.27%	4.54%	5.31%
Since Inception	NA	3.01%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA California Bond Fund — Growth of $10,000

1 The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2 The unmanaged Lipper California Municipal Debt Funds Index measures the Fund's performance to that of the Lipper California Municipal Debt Funds category that limit their assets to those securities exempt from taxation in the state of California.This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA California Bond Fund	March 31, 2021

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to provide California investors with a high level of current interest income that is exempt from federal and California state income taxes.

Top 10 Industries

March 31, 2021

(% of Net Assets)

General Obligation	23.1%
Hospital	17.0%
Special Assessment/Tax/Fee	10.4%
Water/Sewer Utility	9.3%
Appropriated Debt	8.7%
Multifamily Housing	7.4%
Toll Road	5.8%
Nursing/CCRC	4.4%
Real Estate Tax/Fee	4.4%
Education	2.9%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA California Bond Fund (continued)	March 31, 2021

  (Unaudited)

Portfolio Ratings Mix:

March 31, 2021

(% of Net Assets)

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization ("NRSRO"), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. Victory Capital Management Inc. ("Adviser") also performs its own fundamental credit analysis of each security. As a part of its fundamental credit analysis, the Adviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Adviser on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

8

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (99.1%)
California (96.0%):
Abag Finance Authority for Nonprofit Corp. Revenue, 5.00%, 7/1/42, Continuously Callable @100	$1,500	$1,577
Abag Finance Authority for Nonprofit Corp. Revenue (NBGA — California Health Insurance Construction Loan Insurance Program), 5.00%, 1/1/33, Continuously Callable @101	4,235	4,568
Adelanto Public Utility Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/39, Continuously Callable @100	2,000	2,406
Alameda Corridor Transportation Authority Revenue, Series B, 5.00%, 10/1/37, Continuously Callable @100	2,000	2,306
Albany Unified School District, GO Series B, 5.00%, 8/1/43, Continuously Callable @100	2,000	2,394
Series B, 4.00%, 8/1/46, Continuously Callable @100	1,500	1,670
Anaheim Public Financing Authority Revenue, Series A, 5.00%, 5/1/46, Continuously Callable @100	1,500	1,615
Bay Area Toll Authority Revenue 1.30% (MUNIPSA+125bps), 4/1/36, (Put Date 4/1/27) (a) (b)	15,000	15,472
Series H, 5.00%, 4/1/49, Continuously Callable @100	4,000	5,000
Burbank Unified School District, GO 8/1/33, Continuously Callable @100 (c)	3,085	3,438
8/1/34, Continuously Callable @100 (d)	3,000	3,342
California Community Housing Agency Revenue, Series A, 5.00%, 8/1/50, Continuously Callable @100 (e)	2,000	2,275
California County Tobacco Securitization Agency Revenue 1.38%, 6/1/30	150	149
4.00%, 6/1/49, Continuously Callable @100	500	571
Series A, 4.00%, 6/1/49, Continuously Callable @100	500	572
Series A, 4.00%, 6/1/49, Continuously Callable @100	1,000	1,148
California Educational Facilities Authority Revenue 5.00%, 10/1/43, Continuously Callable @100	2,000	2,391
5.00%, 10/1/48, Continuously Callable @100	2,000	2,329
5.00%, 10/1/49, Continuously Callable @100	3,100	3,610
Series A, 5.00%, 10/1/37, Continuously Callable @100	1,000	1,126
California Enterprise Development Authority Revenue 4.00%, 11/1/49, Continuously Callable @100	1,900	2,099
4.00%, 11/1/50, Continuously Callable @100	680	752
California Health Facilities Financing Authority Revenue 4.00%, 3/1/39, Continuously Callable @100	7,375	8,154
4.00%, 10/1/47, Continuously Callable @100	10,000	11,168
Series A, 5.00%, 7/1/33, Continuously Callable @100	5,000	5,498
Series A, 5.00%, 11/15/39, Continuously Callable @100	2,100	2,266
Series A, 5.00%, 8/15/42, Continuously Callable @100	1,000	1,162
Series A, 4.00%, 4/1/45, Continuously Callable @100	2,500	2,877
Series A, 4.00%, 4/1/49, Continuously Callable @100	1,000	1,151
Series A, 4.00%, 8/15/50, Continuously Callable @100	2,000	2,330
Series A-2, 5.00%, 11/1/47	10,000	14,991
Series B, 4.00%, 11/15/41, Continuously Callable @100	14,000	15,449

See notes to financial statements.

9

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
California Health Facilities Financing Authority Revenue (NBGA — California Health Insurance Construction Loan Insurance Program)
5.00%, 7/1/39, Continuously Callable @100	$1,050	$1,205
5.00%, 6/1/42, Continuously Callable @100	7,805	8,206
5.00%, 7/1/44, Continuously Callable @100	2,300	2,607
California Infrastructure & Economic Development Bank Revenue, 4.00%, 7/1/50, Continuously Callable @100	4,000	4,552
California Municipal Finance Authority Revenue 5.00%, 6/1/43, Continuously Callable @100	2,500	3,056
Series A, 5.00%, 2/1/37, Continuously Callable @100	750	881
Series A, 5.00%, 2/1/42, Continuously Callable @100	1,000	1,162
Series A, 4.00%, 10/1/44, Continuously Callable @100	2,000	2,137
Series A, 5.00%, 2/1/47, Continuously Callable @100	1,000	1,148
Series A, 5.00%, 7/1/47, Continuously Callable @100	1,000	1,152
Series A, 5.00%, 6/1/50, Continuously Callable @100	1,000	1,071
California Municipal Finance Authority Revenue (NBGA — California Health Insurance Construction Loan Insurance Program) 4.13%, 5/15/39, Continuously Callable @100	1,900	2,085
4.13%, 5/15/46, Continuously Callable @100	2,100	2,273
Series B, 5.00%, 5/15/47, Continuously Callable @102	2,500	2,845
California Pollution Control Financing Authority Revenue 5.00%, 7/1/39, Continuously Callable @100 (e)	6,000	7,200
5.00%, 11/21/45, Continuously Callable @100 (e)	2,000	2,356
California Public Finance Authority Revenue 5.00%, 10/15/37, Continuously Callable @100	1,000	1,159
5.00%, 10/15/47, Continuously Callable @100	3,000	3,401
Series B, 4.00%, 10/15/51, (Put Date 10/15/31) (b)	685	813
California School Finance Authority Revenue 5.00%, 8/1/41, Continuously Callable @100 (e)	1,750	1,979
5.00%, 8/1/46, Continuously Callable @100 (e)	2,250	2,525
Series A, 5.00%, 7/1/47, Continuously Callable @100 (e)	1,370	1,599
Series A, 5.00%, 7/1/49, Continuously Callable @100 (e)	1,000	1,197
Series A, 5.00%, 7/1/54, Continuously Callable @100 (e)	2,150	2,564
California Statewide Communities Development Authority Revenue 5.00%, 5/15/24	1,300	1,461
5.00%, 5/15/40, Continuously Callable @100	2,750	3,164
5.00%, 5/15/42, Continuously Callable @100	1,500	1,568
5.00%, 11/1/43, Pre-refunded 11/1/24 @ 100	500	582
5.00%, 10/1/46, Continuously Callable @100	2,750	3,110
5.00%, 5/15/47, Continuously Callable @100	1,000	1,152
5.00%, 5/15/47, Continuously Callable @100	1,500	1,568
5.00%, 1/1/48, Continuously Callable @100	1,995	2,307
5.00%, 7/1/48, Continuously Callable @100	4,000	4,738
5.00%, 5/15/50, Continuously Callable @100	1,000	1,141
Series A, 5.00%, 5/15/25	2,180	2,520
Series A, 4.00%, 4/1/40, Continuously Callable @100	650	754
Series A, 4.00%, 4/1/45, Continuously Callable @100	1,500	1,711
Series A, 4.00%, 8/15/51, Continuously Callable @100	3,000	3,255
Series A, 5.00%, 12/1/53, Continuously Callable @100	1,000	1,192
Series A, 5.00%, 12/1/57, Continuously Callable @100	2,500	3,001

See notes to financial statements.

10

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
California Statewide Communities Development Authority Revenue (LIQ — Deutsche Bank A.G.), 0.71%, 4/1/52, Callable 5/10/21 @ 100 (e) (f)	$25,000	$25,000
California Statewide Communities Development Authority Revenue (NBGA — California Health Insurance Construction Loan Insurance Program) 4.00%, 11/1/46, Continuously Callable @100	4,000	4,314
Series S, 5.00%, 8/1/44, Pre-refunded 8/1/22 @ 102	2,400	2,601
Centinela Valley Union High School District, GO, Series B, 4.00%, 8/1/50, Continuously Callable @100	9,500	10,359
Chino Valley Unified School District, GO, Series B, 4.00%, 8/1/45, Continuously Callable @100	1,000	1,178
City & County of San Francisco Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8059, 0.58%, 12/1/52, Callable 12/1/21 @ 100 (e) (f)	6,000	6,000
City of Atwater Wastewater Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 5/1/43, Continuously Callable @100	1,300	1,534
City of Fillmore Wastewater Revenue, 5.00%, 5/1/47, Continuously Callable @100	2,000	2,336
City of Santa Clara Electric Revenue, Series A, 5.25%, 7/1/32, Pre-refunded 7/1/21 @ 100	2,000	2,025
City of Tulare Sewer Revenue (INS — Assured Guaranty Municipal Corp.) 4.00%, 11/15/41, Continuously Callable @100	5,710	6,267
4.00%, 11/15/44, Continuously Callable @100	5,000	5,446
City of Upland Certificate of Participation 4.00%, 1/1/42, Continuously Callable @100	3,000	3,237
5.00%, 1/1/47, Continuously Callable @100	2,000	2,275
Corona-Norco Unified School District Special Tax, 5.00%, 9/1/32, Continuously Callable @100	1,350	1,497
County of Sacramento Airport System Revenue 4.00%, 7/1/40, Continuously Callable @100	4,000	4,590
Series B, 5.00%, 7/1/41, Continuously Callable @100	1,100	1,300
East Bay Municipal Utility District Wastewater System Revenue, Series A-2, 5.00%, 6/1/38	9,000	12,831
Elk Grove Finance Authority Special Tax (INS — Build America Mutual Assurance Co.), 5.00%, 9/1/38, Continuously Callable @100	1,500	1,748
Foothill-Eastern Transportation Corridor Agency Revenue, Series B-2, 3.50%, 1/15/53, Continuously Callable @100	1,500	1,618
Foothill-Eastern Transportation Corridor Agency Revenue (INS — Assured Guaranty Municipal Corp.) 1/15/34 (g)	15,000	11,057
1/15/35 (g)	7,500	5,359
Fresno Joint Powers Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 4.00%, 4/1/46, Continuously Callable @100	1,225	1,388
Golden State Tobacco Securitization Corp. Revenue, Series A, 5.00%, 6/1/35, Continuously Callable @100	5,500	6,634
Grass Valley School District, GO (INS — Build America Mutual Assurance Co.), 5.00%, 8/1/45, Continuously Callable @100	2,400	2,816
Hanford Joint Union High School District Certificate of Participation (INS — Assured Guaranty Municipal Corp.), 4.00%, 6/1/40, Continuously Callable @100	2,640	2,968
Hayward Unified School District, GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 8/1/44, Continuously Callable @100	3,000	3,651
Indio Redevelopment Agency Successor Agency Tax Allocation, Series A, 5.25%, 8/15/31, Continuously Callable @100	2,940	2,951

See notes to financial statements.

11

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Inglewood Unified School District, GO (INS — Build America Mutual Assurance Co.) Series B, 5.00%, 8/1/38, Continuously Callable @100	$750	$897
Series C, 4.00%, 8/1/36, Continuously Callable @100	220	254
Series C, 4.00%, 8/1/37, Continuously Callable @100	450	517
Series C, 4.00%, 8/1/39, Continuously Callable @100	450	514
Irvine Unified School District Special Tax 5.00%, 9/1/45, Continuously Callable @100	1,000	1,177
5.00%, 9/1/49, Continuously Callable @100	2,000	2,315
Series A, 4.00%, 9/1/39, Continuously Callable @100	1,020	1,184
Series A, 4.00%, 9/1/50, Continuously Callable @100	1,800	2,022
Series B, 5.00%, 9/1/42, Continuously Callable @100	1,000	1,184
Series B, 5.00%, 9/1/47, Continuously Callable @100	1,000	1,169
Series C, 5.00%, 9/1/42, Continuously Callable @100	1,000	1,184
Series C, 5.00%, 9/1/47, Continuously Callable @100	525	613
Series D, 5.00%, 9/1/49, Continuously Callable @100	1,000	1,157
Irvine Unified School District Special Tax (INS — Build America Mutual Assurance Co.), 5.00%, 9/1/56, Continuously Callable @100	6,000	7,020
Jurupa Public Financing Authority Special Tax, Series A, 5.00%, 9/1/42, Continuously Callable @100	1,000	1,143
Local Public Schools Funding Authority School Improvement District No. 2016-1, GO (INS — Build America Mutual Assurance Co.), Series A, 4.00%, 8/1/52, Continuously Callable @100	1,500	1,657
Long Beach Bond Finance Authority Revenue, Series A, 5.00%, 11/15/35	3,875	5,318
Los Angeles County Facilities, Inc. Revenue, 5.00%, 12/1/51, Continuously Callable @100	4,000	4,774
Los Angeles County Public Works Financing Authority Revenue Series A, 5.00%, 12/1/44, Continuously Callable @100	2,000	2,274
Series D, 5.00%, 12/1/45, Continuously Callable @100	6,000	7,007
March Joint Powers Redevelopment Agency Successor Agency Tax Allocation (INS — Build America Mutual Assurance Co.), 4.00%, 8/1/41, Continuously Callable @100	5,790	6,439
Middle Fork Project Finance Authority Revenue 5.00%, 4/1/33, Continuously Callable @100	2,205	2,753
5.00%, 4/1/35, Continuously Callable @100	225	278
5.00%, 4/1/36, Continuously Callable @100	1,830	2,252
Monrovia Financing Authority Revenue, 5.00%, 12/1/45, Continuously Callable @100	3,435	3,986
Monrovia Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 12/1/45, Continuously Callable @100	2,345	2,683
Moreno Valley Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series B, 5.00%, 8/1/47, Continuously Callable @100	6,500	7,895
Mountain View School District/Los Angeles County, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 8/1/48, Continuously Callable @100	3,315	3,879
Mountain View Shoreline Regional Park Community Tax Allocation, Series A, 5.63%, 8/1/35, Continuously Callable @100	2,000	2,035
New York State Housing Finance Agency Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8072, 0.58%, 1/1/52, Callable 4/15/21 @ 100 (e) (f)	5,000	5,000
Norwalk Redevelopment Agency Tax Allocation (INS — National Public Finance Guarantee Corp.) Series A, 5.00%, 10/1/30, Continuously Callable @100	5,000	5,018
Series A, 5.00%, 10/1/35, Continuously Callable @100	3,500	3,512

See notes to financial statements.

12

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Norwalk-La Mirada Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series C, 8/1/30 (g)	$7,500	$6,521
Palomar Health, GO (INS — Assured Guaranty Municipal Corp.), Series A, 8/1/31 (g)	12,230	10,380
Palomar Health, GO (INS — National Public Finance Guarantee Corp.), 8/1/26 (g)	5,500	5,125
Perris Union High School District, GO (INS — Assured Guaranty Corp.), Series A, 4.00%, 9/1/48, Continuously Callable @100	5,000	5,693
Pittsburg Successor Agency Redevelopment Agency Tax Allocation (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 9/1/29, Continuously Callable @100	2,000	2,414
Pomona Unified School District, GO (INS — Build America Mutual Assurance Co.), Series F, 5.00%, 8/1/39, Continuously Callable @100	1,500	1,705
Poway Unified School District Special Tax (INS — Assured Guaranty Municipal Corp.), 4.00%, 9/1/50, Continuously Callable @100	4,750	5,290
Regents of the University of California Medical Center Pooled Revenue, Series L, 4.00%, 5/15/44, Continuously Callable @100	2,000	2,210
Rio Elementary School District, GO (INS — Assured Guaranty Municipal Corp.), Series B, 4.00%, 8/1/45, Continuously Callable @100	2,800	3,080
Riverside County Public Financing Authority Tax Allocation (INS — Build America Mutual Assurance Co.) 4.00%, 10/1/36, Continuously Callable @100	1,250	1,399
4.00%, 10/1/37, Continuously Callable @100	1,625	1,816
Riverside County Redevelopment Successor Agency Tax Allocation (INS — Build America Mutual Assurance Co.), 4.00%, 10/1/37, Continuously Callable @100	2,000	2,232
Riverside County Transportation Commission Revenue, Series A, 5.25%, 6/1/39, Pre-refunded 6/1/23 @ 100	2,000	2,217
RNR School Financing Authority Special Tax (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 9/1/41, Continuously Callable @100	2,000	2,351
Sacramento Area Flood Control Agency Special Assessment, 5.00%, 10/1/44, Continuously Callable @100	2,000	2,273
Sacramento City Financing Authority Revenue (LIQ — Deutsche Bank A.G.), Series XG0100, 0.12%, 12/1/33 (e) (f)	4,400	4,400
Sacramento City Unified School District, GO (INS — Build America Mutual Assurance Co.), Series S, 5.00%, 7/1/38, Continuously Callable @100	1,020	1,123
San Bruno Park Elementary School District, GO, Series A, 5.00%, 8/1/48, Continuously Callable @100	3,000	3,547
San Diego County Regional Airport Authority Revenue Series A, 4.00%, 7/1/38, Continuously Callable @100	2,000	2,331
Series A, 5.00%, 7/1/47, Continuously Callable @100	1,500	1,771
Series A, 5.00%, 7/1/49, Continuously Callable @100	2,000	2,429
San Diego Public Facilities Financing Authority Revenue, Series A, 5.00%, 10/15/44, Continuously Callable @100	2,500	2,900
San Jose Financing Authority Revenue, Series A, 5.00%, 6/1/39, Pre-refunded 6/1/23 @ 100	10,000	11,033
San Leandro Unified School District, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 8/1/43, Continuously Callable @100	2,750	3,360
San Luis & Delta Mendota Water Authority Revenue (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 3/1/38, Pre-refunded 3/1/23 @ 100	1,500	1,637
San Ramon Redevelopment Agency Successor Agency Tax Allocation (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 2/1/38, Continuously Callable @100	5,000	5,736

See notes to financial statements.

13

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Santa Clarita Community College District, GO, 4.00%, 8/1/46, Continuously Callable @100	$5,250	$5,762
Santa Cruz County Redevelopment Agency Tax Allocation (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 9/1/35, Continuously Callable @100	6,000	7,049
Santa Rosa High School District, GO (INS — Assured Guaranty Municipal Corp.), Series C, 5.00%, 8/1/43, Continuously Callable @100	1,000	1,194
State of California, GO 5.25%, 2/1/30, Continuously Callable @100	4,000	4,166
5.00%, 2/1/43, Continuously Callable @100	3,000	3,229
4.00%, 10/1/44, Continuously Callable @100	1,000	1,171
5.00%, 9/1/45, Continuously Callable @100	2,500	2,986
5.00%, 8/1/46, Continuously Callable @100	9,500	11,286
5.00%, 11/1/47, Continuously Callable @100	7,000	8,524
Stockton Public Financing Authority Revenue 4.00%, 3/1/40, Continuously Callable @100	920	1,008
5.00%, 3/1/47, Continuously Callable @100	2,760	3,215
Tahoe-Truckee Unified School District Certificate of Participation (INS — Build America Mutual Assurance Co.), 4.00%, 6/1/43, Continuously Callable @100	1,000	1,104
Temecula Valley Unified School District Financing Authority Special Tax (INS — Build America Mutual Assurance Co.), 5.00%, 9/1/40, Continuously Callable @100	1,575	1,819
Temecula Valley Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series B, 4.00%, 8/1/45, Continuously Callable @100	7,500	8,151
Tobacco Securitization Authority of Southern California Revenue 5.00%, 6/1/48, Continuously Callable @100	1,000	1,194
5.00%, 6/1/48, Continuously Callable @100	1,000	1,226
Transbay Joint Powers Authority Tax Allocation Series A, 5.00%, 10/1/49, Continuously Callable @100	800	976
Series B, 2.40%, 10/1/49, Continuously Callable @100	1,365	1,378
Tulare Local Health Care District, GO (INS-Build America Mutual Assurance Co.) 4.00%, 8/1/35, Continuously Callable @100	650	766
4.00%, 8/1/39, Continuously Callable @100	1,900	2,208
Vacaville Unified School District, GO, Series D, 4.00%, 8/1/45, Continuously Callable @100	1,850	2,124
Val Verde Unified School District Certificate of Participation (INS — Build America Mutual Assurance Co.) Series A, 5.00%, 8/1/34, Continuously Callable @100	1,105	1,299
Series A, 5.00%, 8/1/35, Continuously Callable @100	1,530	1,797
Val Verde Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series C, 4.00%, 8/1/45, Continuously Callable @100	4,475	4,923
Val Verde Unified School District, GO (INS-Build America Mutual Assurance Co.), Series B, 5.00%, 8/1/44, Continuously Callable @100	4,000	4,625
Victor Valley Union High School District, GO (INS — Assured Guaranty Municipal Corp.), Series B, 4.00%, 8/1/37, Continuously Callable @100	5,000	5,699
Washington Township Health Care District Revenue Series A, 4.00%, 7/1/35, Continuously Callable @100	600	686
Series A, 5.00%, 7/1/42, Continuously Callable @100	1,000	1,157
West Kern Water District Certificate of Participation, 5.00%, 6/1/28, Continuously Callable @100	4,585	4,619

See notes to financial statements.

14

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Western Placer Unified School District Certificate of Participation (INS — Assured Guaranty Municipal Corp.), 4.00%, 8/1/41, Continuously Callable @100	$6,000	$6,591
		637,248
Guam (2.5%):
Guam Government Waterworks Authority Revenue 5.50%, 7/1/43, Pre-refunded 7/1/23 @ 100	4,000	4,453
5.00%, 1/1/46, Continuously Callable @100	7,000	7,923
Guam Power Authority Revenue Series A, 5.00%, 10/1/34, Continuously Callable @100	1,000	1,054
Series A, 5.00%, 10/1/40, Continuously Callable @100	2,800	3,208
		16,638
Virgin Islands (0.6%):
Virgin Islands Public Finance Authority Revenue 5.00%, 9/1/33, Continuously Callable @100 (e)	3,000	3,319
Series A, 4.00%, 10/1/22	625	614
		3,933
Total Municipal Bonds (Cost $611,663)		657,819
Total Investments (Cost $611,663) — 99.1%		657,819
Other assets in excess of liabilities — 0.9%		5,823
NET ASSETS — 100.00%		$663,642

(a)  Variable or Floating-Rate Security. Rate disclosed is as of March 31, 2021.

(b)  Put Bond.

(c)  Stepped-coupon security converts to coupon form on 8/1/23 with a rate of 4.30%.

(d)  Stepped-coupon security converts to coupon form on 8/1/23 with a rate of 4.35%.

(e)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of March 31, 2021, the fair value of these securities was $65,414 (thousands) and amounted to 9.9% of net assets.

(f)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(g)  Zero-coupon bond.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

MUNIPSA — Municipal Swap Index

See notes to financial statements.

15

USAA Mutual Funds Trust USAA California Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

16

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA California Bond Fund
Assets:
Investments, at value (Cost $611,663)	$657,819
Cash	292
Receivables:
Interest	6,321
Capital shares issued	239
From adviser	1
Prepaid expenses and other assets	6
Total Assets	664,678
Liabilities:
Payables:
Distributions	215
Capital shares redeemed	448
Accrued expenses and other payables:
Investment advisory fees	205
Administration fees	84
Custodian fees	—	(a)
Transfer agent fees	21
Compliance fees	—	(a)
Trustees' fees	—	(a)
12b-1 fees	1
Other accrued expenses	62
Total Liabilities	1,036
Net Assets:
Capital	621,956
Total accumulated earnings/(loss)	41,686
Net Assets	$663,642
Net Assets
Fund Shares	$655,948
Institutional Shares	911
Class A	6,783
Total	$663,642
Shares (unlimited number of shares authorized with no par value):
Fund Shares	57,109
Institutional Shares	79
Class A	591
Total	57,779
Net asset value, offering and redemption price per share: (b)
Fund Shares	$11.49
Institutional Shares	$11.48
Class A	$11.47
Maximum Sales Charge — Class A	2.25%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$11.74

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

17

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2021

(Amounts in Thousands)

USAA California Bond Fund
Investment Income:
Interest	$19,833
Total Income	19,833
Expenses:
Investment advisory fees	2,373
Administration fees — Fund Shares	993
Administration fees — Institutional Shares (a)	1
Administration fees — Class A	10
Sub-Administration fees	20
12b-1 fees — Class A	17
Custodian fees	6
Transfer agent fees — Fund Shares	140
Transfer agent fees — Institutional Shares (a)	1
Transfer agent fees — Class A	5
Trustees' fees	62
Compliance fees	4
Legal and audit fees	83
State registration and filing fees	4
Other expenses	76
Total Expenses	3,795
Expenses waived/reimbursed by Adviser	(7)
Net Expenses	3,788
Net Investment Income (Loss)	16,045
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(447)
Net change in unrealized appreciation/depreciation on investment securities	19,043
Net realized/unrealized gains (losses) on investments	18,596
Change in net assets resulting from operations	$34,641

(a)  Institutional Shares commenced operations on June 29, 2020.

See notes to financial statements.

18

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA California Bond Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
From Investments:
Operations:
Net investment income (loss)	$16,045	$19,016
Net realized gains (losses) from investments	(447)	795
Net change in unrealized appreciation/depreciation on investments	19,043	4,404
Change in net assets resulting from operations	34,641	24,215
Distributions to Shareholders:
Fund Shares	(15,912)	(18,841)
Institutional Shares (a)	(13)	—
Class A	(142)	(172)
Change in net assets resulting from distributions to shareholders	(16,067)	(19,013)
Change in net assets resulting from capital transactions	(39,098)	(19,432)
Change in net assets	(20,524)	(14,230)
Net Assets:
Beginning of period	684,166	698,396
End of period	$663,642	$684,166

(a) Institutional Shares commenced operations on June 29, 2020.

(continues on next page)

See notes to financial statements.

19

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA California Bond Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
Capital Transactions:
Fund Shares
Proceeds from shares issued	$45,712	$74,813
Distributions reinvested	13,309	15,317
Cost of shares redeemed	(99,256)	(108,864)
Total Fund Shares	$(40,235)	$(18,734)
Institutional Shares (a)
Proceeds from shares issued	$1,751	$—
Distributions reinvested	11	—
Cost of shares redeemed	(847)	—
Total Institutional Shares	$915	$—
Class A
Proceeds from shares issued	$6,931	$341
Distributions reinvested	17	29
Cost of shares redeemed	(6,726)	(1,068)
Total Class A	$222	$(698)
Change in net assets resulting from capital transactions	$(39,098)	$(19,432)
Share Transactions:
Fund Shares
Issued	3,996	6,614
Reinvested	1,164	1,352
Redeemed	(8,723)	(9,723)
Total Fund Shares	(3,563)	(1,757)
Institutional Shares (a)
Issued	152	—
Reinvested	1	—
Redeemed	(74)	—
Total Institutional Shares	79	—
Class A
Issued	610	30
Reinvested	2	3
Redeemed	(593)	(94)
Total Class A	19	(61)
Change in Shares	(3,465)	(1,818)

(a)  Institutional Shares commenced operations on June 29, 2020.

See notes to financial statements.

20

This page is intentionally left blank.

21

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities						Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities		Net Investment Income	Total Distributions
USAA California Bond Fund
Fund Shares
Year Ended March 31, 2021	$11.17	0.27	(e)	0.32		0.59		(0.27)	(0.27)
Year Ended March 31, 2020	$11.07	0.30	(e)	0.10		0.40		(0.30)	(0.30)
Year Ended March 31, 2019	$10.92	0.34		0.15		0.49		(0.34)	(0.34)
Year Ended March 31, 2018	$10.92	0.37		—	(f)	0.37		(0.37)	(0.37)
Year Ended March 31, 2017	$11.29	0.37		(0.37)		—	(f)	(0.37)	(0.37)
Institutional Shares
June 29, 2020 (g) through March 31, 2021	$11.35	0.21	(e)	0.13		0.34		(0.21)	(0.21)
Class A
Year Ended March 31, 2021	$11.16	0.25	(e)	0.31		0.56		(0.25)	(0.25)
Year Ended March 31, 2020	$11.06	0.27	(e)	0.10		0.37		(0.27)	(0.27)
Year Ended March 31, 2019	$10.91	0.32		0.15		0.47		(0.32)	(0.32)
Year Ended March 31, 2018	$10.91	0.34		—	(f)	0.34		(0.34)	(0.34)
Year Ended March 31, 2017	$11.28	0.35		(0.37)		(0.02)		(0.35)	(0.35)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio by less than 0.01%.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(e)  Per share net investment income (loss) has been calculated using the average daily shares method.

(f)  Amount is less than $0.005 per share.

(g)  Commencement of operations.

See notes to financial statements.

22

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Redemption fees added to beneficial interests		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses**^(b)(c)	Net Investment Income (Loss)(b)	Gross Expenses(b)(c)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(d)
USAA California Bond Fund
Fund Shares
Year Ended March 31, 2021	—		$11.49	5.36%	0.56%	2.40%	0.56%	$655,948	32%
Year Ended March 31, 2020	—		$11.17	3.62%	0.53%	2.66%	0.53%	$677,785	33%
Year Ended March 31, 2019	—		$11.07	4.61%	0.52%	3.15%	0.52%	$691,391	18%
Year Ended March 31, 2018	—		$10.92	3.37%	0.51%	3.32%	0.51%	$674,498	6%
Year Ended March 31, 2017	—		$10.92	0.01%	0.51%	3.34%	0.51%	$669,435	26%
Institutional Shares
June 29, 2020 (g) through March 31, 2021	—		$11.48	3.01%	0.50%	2.44%	0.94%	$911	32%
Class A
Year Ended March 31, 2021	—		$11.47	5.01%	0.81%	2.15%	0.88%	$6,783	32%
Year Ended March 31, 2020	—		$11.16	3.36%	0.78%	2.41%	0.78%	$6,381	33%
Year Ended March 31, 2019	—		$11.06	4.37%	0.76%	2.92%	0.76%	$7,005	18%
Year Ended March 31, 2018	—		$10.91	3.12%	0.75%	3.08%	0.75%	$6,985	6%
Year Ended March 31, 2017	—	(f)	$10.91	(0.24)%	0.75%	3.09%	0.75%	$7,083	26%

See notes to financial statements.

23

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA California Bond Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Effective June 29, 2020, the Fund's Institutional Shares commenced operations and the Adviser Shares were redesignated Class A shares and became subject to a front-end sales charge.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$657,819	$—	$657,819
Total	$—	$657,819	$—	$657,819

For the year ended March 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Realized Gains (Losses)
$22,125	$38,825	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$210,886	$242,764

There were no purchases or sales of U.S. government securities during the year ended March 31, 2021.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the first $50 million of the Fund's average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of average daily net assets over $100 million. Amounts incurred and paid to VCM for the year ended March 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper California Municipal Debt Funds Index. The Lipper California Municipal Debt Funds Index tracks the total return performance of the largest funds within the Lipper California Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper California Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the performance period July 1, 2020, to March 31, 2021, performance adjustments were $215, less than $1 and $1, in thousands, for Fund Shares, Institutional Shares and Class A, respectively.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Performance adjustments were 0.03%, 0.01%, and 0.02% for Fund Shares, Institutional Shares, and Class A, respectively.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15%, 0.10%, and 0.15% of average daily net assets, of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.10% and 0.10% of average daily net assets of the Institutional Shares and Class A, respectively, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended March 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended March 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of the Class A. For the year ended March 31, 2021, the Distributor received less than $1 thousand from commissions earned on sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2021, the expense limits (excluding voluntary waivers) were 0.54%, 0.50%, and 0.80% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of March 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at March 31, 2021.

Expires March 31, 2024
$7

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended March 31, 2021, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended March 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank also received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2021.

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USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund, that is permitted to participate in the Facility, in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended March 31, 2021.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended March 31, 2021		Year Ended March 31, 2020
Distributions Paid from		Distributions Paid from
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$16,067	$16,067	$19,013	$19,013

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USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

As of March 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
$1,325	$(1,363)	$(38)	$(4,432)	$46,156	$41,686

As of March 31, 2021, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$530	$3,902	$4,432

As of March 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$611,663	$46,805	$(649)	$46,156

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA California Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA California Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 26, 2021

34

USAA Mutual Funds Trust	Supplemental Information March 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, (a) Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

(a)  Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

38

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021) Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

40

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20	Actual Ending Account Value 3/31/21	Hypothetical Ending Account Value 3/31/21	Actual Expenses Paid During Period 10/1/20- 3/31/21*	Hypothetical Expenses Paid During Period 10/1/20- 3/31/21*	Annualized Expense Ratio During Period 10/1/20- 3/31/21
Fund Shares	$1,000.00	$1,016.30	$1,022.09	$2.87	$2.87	0.57%
Institutional Shares	1,000.00	1,015.70	1,022.44	2.51	2.52	0.50%
Class A	1,000.00	1,014.20	1,020.89	4.07	4.08	0.81%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

For the period October 1, 2020 to March 31, 2021, performance adjustments were applied to the Fund. The annualized expense ratios of 0.57%, and 0.81% for the Fund Shares, and Class A, respectively, as represented in the table above, reflect these adjustments. The values in the table below reflect your costs (in dollars) of investing in the Fund, had these adjustments not been applied for the six months ended March 31, 2021.

	Beginning Account Value 10/1/20	Actual Ending Account Value 3/31/21	Hypothetical Ending Account Value 3/31/21	Actual Expenses Paid During Period 10/1/20- 3/31/21*	Hypothetical Expenses Paid During Period 10/1/20- 3/31/21*	Annualized Expense Ratio During Period 10/1/20- 3/31/21
Fund Shares	$1,000.00	$1,016.30	$1,022.24	$2.71	$2.72	0.54%
Class A	1,000.00	1,014.20	1,020.94	4.02	4.03	0.80%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2021 (amounts in thousands):

Tax Exempt Distributions
$16,067

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA California Bond Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020, meeting, at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity

44

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate—which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements—was equal to the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were equal to the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, and ten-year periods ended September 30, 2020, and was below the average of its performance universe and its Lipper index for the five-year period ended September 30, 2020.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect

1  The Adviser has agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

45

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

46

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a virtual video conference meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

47

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40860-05201

MARCH 31, 2021

Annual Report

USAA New York Bond Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper form free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	10
Financial Statements
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Supplemental Information (Unaudited)	33
Trustees' and Officers' Information	33
Proxy Voting and Portfolio Holdings Information	39
Expense Example	39
Additional Federal Income Tax Information	40
Advisory Contract Agreement	41
Liquidity Risk Management Program	44
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The annual reporting period ended March 31, 2021, was a year like no other. It wasn't that long ago that we were all coming to grips with an emerging global pandemic, economic shutdowns, and financial markets in turmoil. We somehow persevered and have even emerged from those challenging days—dare I say—with a renewed sense of optimism. In retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

Consider everything that transpired over the past 12 months. A novel coronavirus ("COVID-19") and the subsequent worldwide spread of COVID-19 prompted governments everywhere to issue austere shelter-in-place orders, and the global economy slowed abruptly. Equity markets sold off, while unprecedented levels of volatility roiled traditionally placid bond markets. During the second quarter of 2020, domestic GDP contracted by an alarming annual rate of 31.4%, according to the U.S. Department of Commerce ("Commerce Department").

It's no surprise that many investors flocked to the perceived safety of U.S. Treasurys during this period of tumult. Meanwhile, liquidity evaporated (for a short spell) in other segments of the fixed-income world, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

Fortunately, a response came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act").

It was impressive how quickly those actions helped arrest the stock market's freefall and restore order across much of the fixed-income universe. The rebound was as robust as the drawdown, and third quarter 2020 GDP bounced back and grew at a 33.4% annualized rate, according to the Commerce Department.

Late in the year, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As the year ended and we moved into the first quarter of 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply, and many investors began to worry about inflation in the post-pandemic world.

Through all the unprecedented events and volatility, the S&P 500® Index registered an impressive annual return of 56.35% for the 12-month period ended March 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped more than 100 basis points, reflecting both the very low starting rate and substantial fiscal

2

stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.74%

On the whole, markets endured and surprised to the upside, but perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to remain focused on your long-term investment goals and avoid making emotional decisions.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396, or visit our website at www.vcm.com.

Thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA New York Bond Fund

Manager's Commentary

(Unaudited)

Regina G. Conklin, CFA, CPA
Andrew Hattman, CFA, CAIA
Lauren Spalten*

•  What were the market conditions during the reporting period?

Tax-exempt bonds as measured by the Bloomberg Barclays Municipal Bond Index generated positive returns during the 12-month reporting period ended March 31, 2021, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) However, the market saw significant volatility during the reporting period due primarily to COVID-19 and related economic and government reactions.

The reporting period began near the beginning of the COVID-19 crisis in the United States. The market had just sold off sharply in March 2020, and the first month of the reporting period was highlighted by significant volatility as the market reacted to COVID-19 and subsequent economic shutdowns, but also substantial fiscal and monetary response from the federal government. Starting in May 2020, the municipal market began a long, uneven recovery for the rest of the calendar year, driven by significant government intervention and investor expectations of a future return to normalcy. The recovery was marked by sizeable fund flows into tax-exempt mutual funds and material tightening of credit spreads (the yield difference between riskier bond yields and the safest bond yields). The recovery took a slight pause in the months ahead of the election, as uncertainty surrounding the election, as well as uncertainty around aid for municipal borrowers weighed on the market for a couple of months. However, the year ended with the market up significantly from the start of both the calendar year and the reporting period. January of 2021 saw a continuation of the market recovery, but the last part of the reporting period was highlighted by a sell-off in the municipal market as tax-exempt bonds finally succumbed to pressures caused by the meaningful increase in U.S. Treasury yields in the first quarter of 2021.

The end of the reporting period found the municipal market fighting the headwinds of potential higher U.S. Treasury rates and inflation, but with several notable tailwinds in support to include: heavy fund flows into tax-exempt mutual funds, investor expectations of increasing tax rates, and stimulus money flowing to municipal borrowers.

•  How did the USAA New York Bond Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A (effective June 29, 2020, the Adviser Shares were redesignated Class A and became subject to a front-end sales charge). For the reporting period ended March 31, 2021, the Fund Shares and Class A had a total return of 5.61% and 5.38%, respectively, versus an average return of 6.06% for the funds in the Lipper New York Municipal Debt Funds category. This compares to returns of 6.31% for the Lipper New York Municipal Debt Funds Index and 5.51% for the Bloomberg Barclays Municipal Bond Index. The Institutional Shares

*Effective March 2, 2021, Lauren Spalten was added as a portfolio manager on the Fund and John C. Bonnell was removed.

4

USAA Mutual Funds Trust

USAA New York Bond Fund (continued)

Manager's Commentary (continued)

commenced operations on June 29, 2020, and from that time through March 31, 2021, had a total return of 3.55%.

•  What are the conditions in the state of New York?

New York State continues to struggle with challenges related to the COVID-19 pandemic. Nevertheless, GDP growth has improved while lagging the nation as a whole. Employment numbers are also trending higher but remain well below the pre-pandemic level. Importantly, the State's economic base is diverse and substantial including New York City, a center for world commerce and culture. Distribution of vaccines for COVID-19 are expected to aid the State's ability to reopen its economy in a more expeditious manner.

Financial management for the State has traditionally been sound with multi-year budgeting and quarterly plan updates. Although the pandemic has disrupted revenue sources and pressured expenditures, appropriate actions are expected to produce ongoing balanced operations. Sizable financial reserves provide additional strength. The Legislature recently approved a budget which is intended to maintain a satisfactory fiscal condition through the utilization of reserves, additional federal aid, the implementation of spending controls, and tax increases. It must be mentioned that vital public agencies, such as the Metropolitan Transportation Authority, may require a degree of State assistance to address pandemic related financial stress. The State continues to have an above average debt burden while pension obligations are well funded.

Ratings as of March 31, 2021, remain strong at Aa2 (stable outlook), by Moody's, AA+ (negative outlook) by Standard & Poor's, and a AA+ (negative outlook) by Fitch. Depending on the duration of the pandemic and the speed of the State's economic recovery, modest downward ratings pressure may continue, but overall credit quality will likely remain sound.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of credit analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment- grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified

5

USAA Mutual Funds Trust

USAA New York Bond Fund (continued)

Manager's Commentary (continued)

by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

6

USAA Mutual Funds Trust

USAA New York Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2021

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	10/10/90	6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Barclays Municipal Bond Index[1]	Lipper New York Municipal Debt Funds Index[2]
One Year	5.61%	NA	5.38%	3.02%	5.51%	6.31%
Five Year	3.02%	NA	2.77%	2.31%	3.49%	3.57%
Ten Year	4.50%	NA	4.25%	4.01%	4.54%	4.55%
Since Inception	NA	3.55%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA New York Bond Fund — Growth of $10,000

1 The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2 The unmanaged Lipper New York Municipal Debt Funds Index measures the Fund's performance to that of the Lipper New York Municipal Debt Funds category. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

7

USAA Mutual Funds Trust USAA New York Bond Fund	March 31, 2021

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to provide New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes.

Top 10 Industries

March 31, 2021

(% of Net Assets)

Education	24.0%
Special Assessment/Tax/Fee	19.7%
Hospital	14.2%
General Obligation	7.5%
Escrowed Bonds	7.5%
Multifamily Housing	3.9%
Buildings	3.8%
Nursing/CCRC	3.4%
Electric/Gas Utility	3.0%
Appropriated Debt	2.2%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

8

USAA Mutual Funds Trust USAA New York Bond Fund	March 31, 2021

  (Unaudited)

Portfolio Ratings Mix:

March 31, 2021

(% of Net Assets)

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization ("NRSRO"), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. Victory Capital Management Inc. ("Adviser") also performs its own fundamental credit analysis of each security. As a part of its fundamental credit analysis, the Adviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Adviser on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

9

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount or Units	Value
Other Equity Interests (0.2%)
Utilities (0.2%):
CMS Liquidating Trust (a) (b) (c)	200	$442
Total Other Equity Interests (Cost $499)		442
Municipal Bonds (99.4%)
New York (94.5%):
Albany Capital Resource Corp. Revenue, 5.00%, 6/1/49, Continuously Callable @100	$1,500	1,581
Albany County Airport Authority Revenue, Series A, 5.00%, 12/15/48, Continuously Callable @100	1,000	1,159
Brookhaven Local Development Corp. Revenue 5.25%, 11/1/36, Continuously Callable @100	1,500	1,682
4.00%, 10/1/45, Continuously Callable @100	1,000	1,125
Series B, 4.00%, 11/1/55, Continuously Callable @102	1,000	1,018
Buffalo & Erie County Industrial Land Development Corp. Revenue 6.00%, 10/1/31, Pre-refunded 4/1/21 @ 100	500	500
5.00%, 6/1/35, Continuously Callable @103	1,000	1,122
5.00%, 7/1/40, Continuously Callable @100	2,000	2,255
5.00%, 8/1/52, Continuously Callable @100	1,000	1,075
Build NYC Resource Corp. Revenue 5.00%, 6/1/40, Continuously Callable @100	700	800
5.00%, 8/1/40, Continuously Callable @100	1,000	1,117
5.00%, 7/1/41, Continuously Callable @100	500	545
5.00%, 8/1/42, Pre-refunded 8/1/22 @ 100	1,500	1,596
4.00%, 8/1/42, Continuously Callable @100	1,000	1,102
5.50%, 4/1/43, Continuously Callable @100	1,000	1,073
5.00%, 7/1/45, Continuously Callable @100	2,000	2,262
5.00%, 11/1/47	2,000	3,080
5.00%, 6/1/48, Continuously Callable @102	2,000	2,183
4.00%, 7/1/49, Continuously Callable @100	500	565
City of Elmira, GO, 5.00%, 7/1/35, Continuously Callable @100	1,575	1,819
City of New York, GO 0.21%, 10/1/46, Continuously Callable @100 (d)	3,300	3,300
Series D-1, 4.00%, 12/1/43, Continuously Callable @100 (e)	4,000	4,498
City of Newburgh, GO Series A, 5.00%, 6/15/23, Continuously Callable @100	825	870
Series A, 5.00%, 6/15/24, Continuously Callable @100	870	920
City of Poughkeepsie, GO 2.50%, 4/29/22 (f)	800	812
4.00%, 4/15/27 (f)	235	258
4.00%, 4/15/28 (f)	125	138
4.00%, 4/15/29 (f)	125	138
4.00%, 4/15/30 (f)	135	148
5.00%, 6/1/31, Continuously Callable @100	600	663
City of Yonkers, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 10/1/24, Continuously Callable @100	1,000	1,024
Series A, 3.00%, 7/1/25, Continuously Callable @100	665	704

See notes to financial statements.

10

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
County of Nassau, GO, Series A, 5.00%, 1/1/38, Continuously Callable @100	$1,000	$1,162
County of Nassau, GO (INS — Assured Guaranty Municipal Corp.), Series C, 5.00%, 4/1/38, Continuously Callable @100	1,000	1,084
County of Rockland, GO, Series B, 5.00%, 12/15/21	600	620
Dutchess County Local Development Corp. Revenue 5.00%, 7/1/46, Continuously Callable @100	600	654
Series A, 5.00%, 7/1/44, Pre-refunded 7/1/24 @ 100	1,000	1,151
Series A, 5.00%, 7/1/45, Continuously Callable @100	2,000	2,281
Series B, 4.00%, 7/1/41, Continuously Callable @100	2,000	2,158
Series B, 4.00%, 7/1/49, Continuously Callable @100	1,750	1,960
Erie County Industrial Development Agency Revenue, Series A, 5.25%, 5/1/32, Continuously Callable @100	250	251
Hempstead Town Local Development Corp. Revenue 5.00%, 7/1/47, Continuously Callable @100	600	706
5.00%, 7/1/48, Continuously Callable @100	300	337
Hudson Yards Infrastructure Corp. Revenue, Series A, 4.00%, 2/15/44, Continuously Callable @100	2,000	2,218
Jefferson County Civic Facility Development Corp. Revenue, 4.00%, 11/1/47, Continuously Callable @100	1,000	1,052
Long Island Power Authority Revenue Series A, 5.00%, 5/1/38, Pre-refunded 5/1/21 @ 100	2,000	2,007
Series A, 5.00%, 9/1/44, Continuously Callable @100	2,000	2,277
Series B, 5.00%, 9/1/41, Continuously Callable @100	1,000	1,192
Metropolitan Transportation Authority Revenue 0.55% (MUNIPSA+50bps), 11/15/42, (Put Date 3/1/22) (g) (h)	1,000	996
Series A, 5.25%, 11/15/38, Pre-refunded 11/15/21 @ 100	1,500	1,547
Series A-1, 5.25%, 11/15/56, Continuously Callable @100	1,000	1,150
Series B, 4.00%, 11/15/50, Continuously Callable @100	1,000	1,093
Series D-1, 5.00%, 11/15/34, Continuously Callable @100	3,000	3,491
Series D-2, 0.50% (MUNIPSA+45bps), 11/15/44, (Put Date 11/15/22) (g) (h)	2,000	1,992
Series D-3, 4.00%, 11/15/49, Continuously Callable @100	2,000	2,217
Monroe County Industrial Development Corp. Revenue 5.25%, 10/1/31, Pre-refunded 10/1/21 @ 100	500	512
4.00%, 7/1/43, Continuously Callable @100	1,000	1,111
5.00%, 12/1/46, Continuously Callable @100	1,000	1,147
4.00%, 12/1/46, Continuously Callable @100	2,000	2,258
4.00%, 10/1/47, Continuously Callable @100	1,000	1,035
5.00%, 6/1/59, Continuously Callable @100 (i)	1,000	1,149
Series A, 5.00%, 12/1/37, Continuously Callable @100	1,000	1,068
Series A, 5.00%, 12/1/42, Continuously Callable @100	2,000	2,131
Monroe County Industrial Development Corp. Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 1/15/38, Continuously Callable @100	500	546
Nassau County Local Economic Assistance Corp. Revenue, 5.00%, 7/1/37, Pre-refunded 7/1/22 @ 100	1,000	1,060
New York City Housing Development Corp. Revenue, Series K, 4.20%, 11/1/58, Continuously Callable @100	3,000	3,234
New York City Industrial Development Agency Revenue, 4.00%, 3/1/45, Continuously Callable @100	1,005	1,130
New York City Industrial Development Agency Revenue (INS — Assured Guaranty Municipal Corp.), 2.25%, 10/1/29	1,325	1,365

See notes to financial statements.

11

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New York City Transitional Finance Authority Building Aid Revenue Series S, 5.00%, 7/15/43, Continuously Callable @100	$1,250	$1,442
Series S, 4.00%, 7/15/45, Continuously Callable @100	2,000	2,244
New York City Transitional Finance Authority Future Tax Secured Revenue 4.00%, 8/1/41, Continuously Callable @100	1,000	1,136
4.00%, 11/1/42, Continuously Callable @100	2,000	2,280
Series B, 4.00%, 8/1/41, Continuously Callable @100	1,000	1,105
Series B-1, 4.00%, 11/1/45, Continuously Callable @100	2,000	2,264
New York City Trust for Cultural Resources Revenue 5.00%, 8/1/43, Pre-refunded 8/1/23 @ 100	1,000	1,111
4.00%, 7/1/46, Continuously Callable @100	1,000	1,038
Series A, 4.00%, 12/1/35, Continuously Callable @100	1,000	1,176
New York Convention Center Development Corp. Revenue 5.00%, 11/15/45, Continuously Callable @100	500	562
Series S, 11/15/37 (j)	1,000	634
New York Convention Center Development Corp. Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 2.97%, 11/15/48	2,000	886
New York Counties Tobacco Trust VI Revenue, 5.00%, 6/1/45, Continuously Callable @100	500	532
New York Liberty Development Corp. Revenue 5.25%, 10/1/35	2,500	3,498
5.50%, 10/1/37	560	819
5.00%, 11/15/44, Continuously Callable @100 (i)	1,000	1,092
2.80%, 9/15/69, Continuously Callable @100	3,000	2,903
New York State Dormitory Authority Revenue 5.00%, 7/1/34, Continuously Callable @100	500	566
5.00%, 12/1/37, Continuously Callable @100 (i)	1,300	1,498
4.00%, 8/1/38, Continuously Callable @100	4,000	4,480
6.00%, 7/1/40, Continuously Callable @100 (c) (i)	3,000	2,987
5.00%, 7/1/42, Continuously Callable @100	250	259
5.00%, 5/1/43, Continuously Callable @100	1,000	1,142
5.75%, 7/1/43, Continuously Callable @100	1,000	1,075
3.50%, 7/1/44, Continuously Callable @100	1,000	1,065
4.00%, 7/1/45, Continuously Callable @100	2,000	2,210
5.00%, 7/1/51, Continuously Callable @100	725	817
Series A, 5.00%, 7/1/31, Pre-refunded 7/1/21 @ 100	1,000	1,012
Series A, 5.00%, 5/1/38, Continuously Callable @100	500	534
Series A, 5.00%, 5/1/41, Pre-refunded 5/1/21 @ 100	2,000	2,007
Series A, 4.00%, 7/1/41, Continuously Callable @100	1,000	1,124
Series A, 4.00%, 7/1/43, Continuously Callable @100	2,000	2,133
Series A, 5.00%, 7/1/44, Continuously Callable @100	1,500	1,634
Series A, 4.00%, 7/1/45, Continuously Callable @100	2,250	2,594
Series A, 4.00%, 3/15/47, Continuously Callable @100	4,000	4,595
Series A, 4.00%, 3/15/48, Continuously Callable @100	3,000	3,290
Series A, 5.00%, 7/1/48, Continuously Callable @100	1,000	1,208
Series A, 4.00%, 3/15/49, Continuously Callable @100	1,500	1,674
Series A, 4.00%, 7/1/49, Continuously Callable @100	1,000	1,136
Series A, 4.00%, 9/1/50, Continuously Callable @100	500	557
Series A, 4.00%, 7/1/53, Continuously Callable @100	500	567
Series A-1, 4.00%, 7/1/45, Continuously Callable @100	3,000	3,274

See notes to financial statements.

12

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series C, 4.00%, 7/1/47, Continuously Callable @100	$1,000	$1,107
Series D, 5.00%, 5/1/39, Continuously Callable @100	500	523
New York State Dormitory Authority Revenue (INS — AMBAC Assurance Corp.), Series A, 5.50%, 5/15/30 (e)	3,275	4,444
New York State Dormitory Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.63%, 11/1/32, Pre-refunded 5/1/21 @ 100	500	502
New York State Dormitory Authority Revenue (INS-AMBAC Assurance Corp.), Series 1, 5.50%, 7/1/40	2,000	2,926
New York State Dormitory Authority Revenue (NBGA — State of New York Mortgage Agency), 5.00%, 6/1/33, Continuously Callable @100	2,320	2,329
New York State Environmental Facilities Corp. Revenue, 4.00%, 8/15/46, Continuously Callable @100	1,000	1,110
New York State Housing Finance Agency Revenue (LIQ — Deutsche Bank A.G.), Series DBE-DBE-8073, 0.58%, 8/1/50, Continuously Callable @100 (d) (i)	1,000	1,000
New York State Thruway Authority Revenue Series A, 4.00%, 1/1/56, Continuously Callable @100	1,000	1,069
Series B, 4.00%, 1/1/53, Continuously Callable @100	1,000	1,124
New York State Urban Development Corp. Revenue, 5.00%, 3/15/42, Continuously Callable @100	3,000	3,650
Niagara Tobacco Asset Securitization Corp. Revenue, 5.25%, 5/15/40, Continuously Callable @100	750	812
Oneida County Local Development Corp. Revenue, 4.00%, 7/1/39, Continuously Callable @100	750	789
Onondaga Civic Development Corp. Revenue 4.00%, 7/1/40, Continuously Callable @100	300	331
5.00%, 10/1/40, Continuously Callable @100	1,000	1,003
5.00%, 7/1/42, Continuously Callable @100	1,000	1,044
5.00%, 1/1/43, Continuously Callable @100	740	845
Onondaga County Trust for Cultural Resources Revenue 5.00%, 12/1/36, Pre-refunded 12/1/21 @ 100	1,000	1,032
5.00%, 5/1/40, Continuously Callable @100	800	874
Southold Local Development Corp. Revenue, 5.00%, 12/1/45, Continuously Callable @100	1,000	1,047
St. Lawrence County Industrial Development Agency Revenue 4.00%, 7/1/43, Continuously Callable @100	500	548
5.00%, 9/1/47, Continuously Callable @100	1,770	1,957
State of New York Mortgage Agency Revenue, Series 211, 3.80%, 10/1/48, Continuously Callable @100	1,955	2,122
Suffolk County Economic Development Corp. Revenue 5.00%, 7/1/28, Pre-refunded 7/1/21 @ 100	220	223
5.00%, 7/1/28, Continuously Callable @100	1,280	1,294
Series C, 5.00%, 7/1/33, Continuously Callable @100	250	282
Suffolk Tobacco Asset Securitization Corp. Revenue, Series B, 5.00%, 6/1/32, Continuously Callable @100	1,450	1,494
Tompkins County Development Corp. Revenue, 5.00%, 7/1/44, Continuously Callable @100	1,375	1,483
Triborough Bridge & Tunnel Authority Revenue, Series B, 11/15/32 (j)	1,000	807
TSASC, Inc. Revenue, Series A, 5.00%, 6/1/41, Continuously Callable @100	1,000	1,158
Westchester County Healthcare Corp. Revenue, Series B, 6.00%, 11/1/30, Continuously Callable @100	130	131

See notes to financial statements.

13

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Westchester County Local Development Corp. Revenue 5.00%, 1/1/34, Continuously Callable @100	$1,500	$1,571
5.00%, 7/1/42, Continuously Callable @104	450	502
5.00%, 11/1/46, Continuously Callable @100	1,000	1,125
5.00%, 6/1/47, Continuously Callable @100	1,000	1,070
Westchester Tobacco Asset Securitization Revenue, Series B, 5.00%, 6/1/41, Continuously Callable @100	500	593
		204,555
Guam (4.2%):
Antonio B. Won Pat International Airport Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 5.75%, 10/1/43, Continuously Callable @100	1,000	1,112
Guam Government Waterworks Authority Revenue 5.50%, 7/1/43, Pre-refunded 7/1/23 @ 100	1,000	1,113
Series A, 5.00%, 7/1/29, Continuously Callable @100	1,000	1,121
Series A, 5.00%, 7/1/35, Continuously Callable @100	500	554
Guam Power Authority Revenue, Series A, 5.00%, 10/1/37, Continuously Callable @100	1,165	1,346
Guam Power Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 10/1/30, Continuously Callable @100	1,000	1,059
Series A, 5.00%, 10/1/39, Continuously Callable @100	500	559
Territory of Guam Revenue Series A, 5.00%, 12/1/46, Continuously Callable @100	500	559
Series B, 5.00%, 1/1/37, Continuously Callable @100	500	510
Series D, 5.00%, 11/15/39, Continuously Callable @100	1,000	1,109
		9,042
Puerto Rico (0.7%):
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Revenue, 5.13%, 4/1/32, Continuously Callable @100	1,390	1,408
Total Municipal Bonds (Cost $201,634)		215,005
Total Investments (Cost $202,133) — 99.6%		215,447
Other assets in excess of liabilities — 0.4%		971
NET ASSETS — 100.00%		$216,418

(a)  Non-income producing security.

(b)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.2% of the Fund's net assets as of March 31, 2021. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of March 31, 2021, illiquid securities were 1.6% of the Fund's net assets.

(d)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

See notes to financial statements.

14

USAA Mutual Funds Trust USAA New York Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(e)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(f)  Security or portion of security purchased on a delayed-delivery and/or when-issued basis.

(g)  Put Bond.

(h)  Variable or Floating-Rate Security. Rate disclosed is as of March 31, 2021.

(i)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of March 31, 2021, the fair value of these securities was $7,726 (thousands) and amounted to 3.6% of net assets.

(j)  Zero-coupon bond.

AMBAC — American Municipal Bond Assurance Corporation

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

MUNIPSA — Municipal Swap Index

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from one of the name listed.

See notes to financial statements.

15

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA New York Bond Fund
Assets:
Investments, at value (Cost $202,133)	$215,447
Cash	224
Receivables:
Interest	2,474
Capital shares issued	80
From Adviser	1
Prepaid expenses and other assets	5
Total assets	218,231
Liabilities:
Payables:
Distributions	94
Investments purchased	1,490
Capital shares redeemed	82
Accrued expenses and other payables:
Investment advisory fees	60
Administration fees	27
Custodian fees	1
Transfer agent fees	9
Compliance fees	—	(a)
Trustees' fees	—	(a)
12b-1 fees	1
Other accrued expenses	49
Total liabilities	1,813
Net Assets:
Capital	206,626
Total accumulated earnings/(loss)	9,792
Net assets	$216,418
Net Assets
Fund Shares	$207,085
Institutional Shares	2,958
Class A	6,375
Total	$216,418
Shares (unlimited number of shares authorized with no par value):
Fund Shares	17,103
Institutional Shares	244
Class A	528
Total	17,875
Net asset value, offering and redemption price per share: (b)
Fund Shares	$12.11
Institutional Shares	$12.10
Class A	$12.08
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$12.36

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

16

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2021

(Amounts in Thousands)

USAA New York Bond Fund
Investment Income:
Interest	$7,665
Total income	7,665
Expenses:
Investment advisory fees	831
Administration fees — Fund Shares	313
Administration fees — Institutional Shares (a)	2
Administration fees — Class A	10
Sub-Administration fees	20
12b-1 fees — Class A	16
Custodian fees	4
Transfer agent fees — Fund Shares	55
Transfer agent fees — Institutional Shares (a)	2
Transfer agent fees — Class A	5
Trustees' fees	51
Compliance fees	1
Legal and audit fees	79
State registration and filing fees	4
Other expenses	51
Total expenses	1,444
Expenses waived/reimbursed by Adviser	(7)
Net expenses	1,437
Net Investment Income (Loss)	6,228
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(460)
Net change in unrealized appreciation/depreciation on investment securities	5,952
Net realized/unrealized gains (losses) on investments	5,492
Change in net assets resulting from operations	$11,720

(a)  Institutional Shares commenced operations on June 29, 2020.

See notes to financial statements.

17

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA New York Bond Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
From Investments:
Operations:
Net investment income (loss)	$6,228	$7,298
Net realized gains (losses) from investments	(460)	274
Net change in unrealized appreciation/depreciation on investments	5,952	(1,752)
Change in net assets resulting from operations	11,720	5,820
Distributions to Shareholders:
Fund Shares	(5,993)	(7,103)
Institutional Shares (a)	(55)	—
Class A	(172)	(195)
Change in net assets resulting from distributions to shareholders	(6,220)	(7,298)
Change in net assets resulting from capital transactions	(13,646)	(7,226)
Change in net assets	(8,146)	(8,704)
Net Assets:
Beginning of period	224,564	233,268
End of period	$216,418	$224,564

(a) Institutional Shares commenced operations on June 29, 2020.

(continues on next page)

See notes to financial statements.

18

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA New York Bond Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
Capital Transactions:
Fund Shares
Proceeds from shares issued	$20,168	$24,913
Distributions reinvested	4,938	5,877
Cost of shares redeemed	(41,447)	(38,234)
Total Fund Shares	$(16,341)	$(7,444)
Institutional Shares (a)
Proceeds from shares issued	$3,777	$—
Distributions reinvested	55	—
Cost of shares redeemed	(874)	—
Total Institutional Shares	$2,958	$—
Class A
Proceeds from shares issued	$6,686	$301
Distributions reinvested	46	34
Cost of shares redeemed	(6,995)	(117)
Total Class A	$(263)	$218
Change in net assets resulting from capital transactions	$(13,646)	$(7,226)
Share Transactions:
Fund Shares
Issued	1,681	2,067
Reinvested	412	486
Redeemed	(3,474)	(3,186)
Total Fund Shares	(1,381)	(633)
Institutional Shares (a)
Issued	312	—
Reinvested	5	—
Redeemed	(73)	—
Total Institutional Shares	244	—
Class A
Issued	561	25
Reinvested	4	3
Redeemed	(587)	(10)
Total Class A	(22)	18
Change in Shares	(1,159)	(615)

(a) Institutional Shares commenced operations on June 29, 2020.

See notes to financial statements.

19

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA New York Bond Fund
Fund Shares
Year Ended March 31, 2021	$11.80	0.34	(e)	0.31	0.65	(0.34)	(0.34)
Year Ended March 31, 2020	$11.87	0.38	(e)	(0.07)	0.31	(0.38)	(0.38)
Year Ended March 31, 2019	$11.76	0.40		0.11	0.51	(0.40)	(0.40)
Year Ended March 31, 2018	$11.88	0.41		(0.12)	0.29	(0.41)	(0.41)
Year Ended March 31, 2017	$12.28	0.42		(0.41)	0.01	(0.41)	(0.41)
Institutional Shares
June 29, 2020 (f) through March 31, 2021	$11.94	0.26	(e)	0.16	0.42	(0.26)	(0.26)
Class A
Year Ended March 31, 2021	$11.77	0.32	(e)	0.31	0.63	(0.32)	(0.32)
Year Ended March 31, 2020	$11.84	0.35	(e)	(0.07)	0.28	(0.35)	(0.35)
Year Ended March 31, 2019	$11.73	0.37		0.11	0.48	(0.37)	(0.37)
Year Ended March 31, 2018	$11.85	0.38		(0.12)	0.26	(0.38)	(0.38)
Year Ended March 31, 2017	$12.25	0.39		(0.40)	(0.01)	(0.39)	(0.39)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio by less than 0.01%.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Per share net investment income (loss) has been calculated using the average daily shares method.

(f)  Commencement of operations.

See notes to financial statements.

20

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses**^(b)(c)	Net Investment Income (Loss)(b)	Gross Expenses(b)(c)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(d)
USAA New York Bond Fund
Fund Shares
Year Ended March 31, 2021	$12.11	5.61%	0.66%	2.87%	0.66%	$207,085	19%
Year Ended March 31, 2020	$11.80	2.60%	0.61%	3.17%	0.61%	$218,096	18%
Year Ended March 31, 2019	$11.87	4.41%	0.60%	3.39%	0.60%	$226,973	15%
Year Ended March 31, 2018	$11.76	2.45%	0.59%	3.43%	0.59%	$216,090	6%
Year Ended March 31, 2017	$11.88	0.10%	0.61%	3.41%	0.61%	$208,513	10%
Institutional Shares
June 29, 2020 (f) through March 31, 2021	$12.10	3.55%	0.61%	2.86%	0.77%	$2,958	19%
Class A
Year Ended March 31, 2021	$12.08	5.38%	0.89%	2.65%	0.96%	$6,375	19%
Year Ended March 31, 2020	$11.77	2.36%	0.85%	2.93%	0.85%	$6,468	18%
Year Ended March 31, 2019	$11.84	4.16%	0.85%	3.15%	0.85%	$6,295	15%
Year Ended March 31, 2018	$11.73	2.19%	0.84%	3.18%	0.84%	$5,971	6%
Year Ended March 31, 2017	$11.85	(0.13)%	0.83%	3.19%	0.83%	$6,302	10%

See notes to financial statements.

21

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA New York Bond Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Effective June 29, 2020, the Fund's Institutional Shares commenced operations and the Adviser Shares were redesignated Class A shares and became subject to a front-end sales charge.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Other Equity Interests	$—	$—	$442	$442
Municipal Bonds	—	215,005	—	215,005
Total	$—	$215,005	$442	$215,447

For the year ended March 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Realized Gains (Losses)
$3,600	$1,300	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$39,431	$51,213

There were no purchases or sales of U.S. government securities during the year ended March 31, 2021

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the first $50 million of the Fund's average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of average daily net assets over $100 million. Amounts incurred and paid to VCM for the year ended March 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019 and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper New York Municipal Debt Funds Index. The Lipper New York Municipal Debt Funds Index tracks the total return performance of the largest funds within the Lipper New York Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a)  Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper New York Municipal Debt Funds Bond Index over that period, even if the class has overall negative returns during the performance period.

For the performance period July 1, 2020, to March 31, 2021, performance adjustments were $31, less than $1 and less than $(1), in thousands, for Fund Shares, Institutional Shares and Class A, respectively.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Performance adjustments were 0.01%, less than 0.01%, and less than (0.01)% for Fund Shares, Institutional Shares, and Class A, respectively.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15%, 0.10%, and 0.15% of average daily net assets, of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.10% and 0.10% of average daily net assets of the Institutional Shares and Class A, respectively, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended March 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended March 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of the Class A. For the year ended March 31, 2021, the Distributor received less than $1 thousand from commissions earned on sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2021, the expense limits (excluding voluntary waivers) were 0.65%, 0.61%, and 0.90% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of March 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at March 31, 2021.

Expires March 31, 2024
$7

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise,

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make,

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended March 31, 2021, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended March 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank also received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2021.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund, that is permitted to participate in the Facility, in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended March 31, 2021.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended March 31, 2021			Year Ended March 31, 2020
Distributions Paid from			Distributions Paid from
Ordinary Income	Tax-Exempt Income	Total Distributions Paid	Ordinary Income	Tax-Exempt Income	Total Distributions Paid
$1	$6,219	$6,220	$4	$7,294	$7,298

As of March 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$581	$(505)	$76	$(3,530)	$13,246	$9,792

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to investment in partnerships.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

As of March 31, 2021, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$1,220	$2,310	$3,530

As of March 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$202,201	$13,624	$(378)	$13,246

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA New York Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA New York Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 26, 2021

32

USAA Mutual Funds Trust	Supplemental Information March 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce (c), Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

33

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

34

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, (a) Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

(a)  Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

35

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

36

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021) Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021) Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

37

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

38

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20	Actual Ending Account Value 3/31/21	Hypothetical Ending Account Value 3/31/21	Actual Expenses Paid During Period 10/1/20- 3/31/21*	Hypothetical Expenses Paid During Period 10/1/20- 3/31/21*	Annualized Expense Ratio During Period 10/1/20- 3/31/21
Fund Shares	$1,000.00	$1,025.90	$1,021.69	$3.28	$3.28	0.65%
Institutional Shares	1,000.00	1,026.20	1,021.89	3.08	3.07	0.61%
Class A	1,000.00	1,024.90	1,020.59	4.39	4.38	0.87%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

39

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2021 (amounts in thousands):

Tax-Exempt Distributions
$6,219

40

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA New York Bond Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020, meeting, at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity

41

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate—which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements—was above the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three-, and ten-year periods ended September 30, 2020, and was below the average of its performance universe for the five-year period ended September 30, 2020, and was above its Lipper index for the one- and ten-year periods ended September 30, 2020, and was below its Lipper index for the three- and five-year periods ended September 30, 2020.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees

1  The Adviser has agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

42

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

43

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Funds' investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a virtual video conference meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

44

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40864-0521

MARCH 31, 2021

Annual Report

USAA Virginia Bond Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper form free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	10
Financial Statements
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	34
Supplemental Information (Unaudited)	35
Trustees' and Officers' Information	35
Proxy Voting and Portfolio Holdings Information	41
Expense Example	41
Additional Federal Income Tax Information	42
Advisory Contract Agreement	43
Liquidity Risk Management Program	46
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The annual reporting period ended March 31, 2021, was a year like no other. It wasn't that long ago that we were all coming to grips with an emerging global pandemic, economic shutdowns, and financial markets in turmoil. We somehow persevered and have even emerged from those challenging days—dare I say—with a renewed sense of optimism. In retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

Consider everything that transpired over the past 12 months. A novel coronavirus ("COVID-19") and the subsequent worldwide spread of COVID-19 prompted governments everywhere to issue austere shelter-in-place orders, and the global economy slowed abruptly. Equity markets sold off, while unprecedented levels of volatility roiled traditionally placid bond markets. During the second quarter of 2020, domestic GDP contracted by an alarming annual rate of 31.4%, according to the U.S. Department of Commerce ("Commerce Department").

It's no surprise that many investors flocked to the perceived safety of U.S. Treasurys during this period of tumult. Meanwhile, liquidity evaporated (for a short spell) in other segments of the fixed-income world, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

Fortunately, a response came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act").

It was impressive how quickly those actions helped arrest the stock market's freefall and restore order across much of the fixed-income universe. The rebound was as robust as the drawdown, and third quarter 2020 GDP bounced back and grew at a 33.4% annualized rate, according to the Commerce Department.

Late in the year, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As the year ended and we moved into the first quarter of 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply, and many investors began to worry about inflation in the post-pandemic world.

Through all the unprecedented events and volatility, the S&P 500® Index registered an impressive annual return of 56.35% for the 12-month period ended March 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped more than 100 basis points, reflecting both the very low starting rate and substantial fiscal

2

stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.74%

On the whole, markets endured and surprised to the upside, but perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to remain focused on your long-term investment goals and avoid making emotional decisions.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396, or visit our website at www.vcm.com.

Thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Virginia Bond Fund

Manager's Commentary

(Unaudited)

Regina G. Conklin, CFA, CPA
Andrew Hattman, CFA, CAIA
Lauren Spalten*

•  What were the market conditions during the reporting period?

Tax-exempt bonds as measured by the Bloomberg Barclays Municipal Bond Index generated positive returns during the 12-month reporting period ended March 31, 2021, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) However, the market saw significant volatility during the reporting period due primarily to COVID-19 and related economic and government reactions.

The reporting period began near the beginning of the COVID-19 crisis in the United States. The market had just sold off sharply in March 2020, and the first month of the reporting period was highlighted by significant volatility as the market reacted to COVID-19 and subsequent economic shutdowns, but also substantial fiscal and monetary response from the federal government. Starting in May 2020, the municipal market began a long, uneven recovery for the rest of the calendar year, driven by significant government intervention and investor expectations of a future return to normalcy. The recovery was marked by sizeable fund flows into tax-exempt mutual funds and material tightening of credit spreads (the yield difference between riskier bond yields and the safest bond yields). The recovery took a slight pause in the months ahead of the election, as uncertainty surrounding the election, as well as uncertainty around aid for municipal borrowers weighed on the market for a couple of months. However, the year ended with the market up significantly from the start of both the calendar year and the reporting period. January of 2021 saw a continuation of the market recovery, but the last part of the reporting period was highlighted by a sell-off in the municipal market as tax-exempt bonds finally succumbed to pressures caused by the meaningful increase in U.S. Treasury yields in the first quarter of 2021.

The end of the reporting period found the municipal market fighting the headwinds of potential higher U.S. Treasury rates and inflation, but with several notable tailwinds in support to include: heavy fund flows into tax-exempt mutual funds, investor expectations of increasing tax rates, and stimulus money flowing to municipal borrowers.

•  How did the USAA Virginia Bond Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A (effective June 29, 2020, the Adviser Shares were redesignated Class A and became subject to a front-end sales charge). For the reporting period ended March 31, 2021, the Fund Shares and Class A had a total return of 5.53%, and 5.26% respectively, versus an average return of 5.01% for the funds in the Lipper Virginia Municipal Debt Funds category. This compares to returns of 5.17% for the Lipper Virginia Municipal Debt Funds Index and

*Effective March 2, 2021, Lauren Spalten was added as a portfolio manager on the Fund and John C. Bonnell was removed.

4

USAA Mutual Funds Trust

USAA Virginia Bond Fund (continued)

Manager's Commentary (continued)

5.51% for the Bloomberg Barclays Municipal Bond Index. The Institutional Shares commenced operations on June 29, 2020, and from that time through March 31, 2021, had a total return of 3.04%.

•  What are the conditions in the Commonwealth of Virginia?

The Commonwealth of Virginia was significantly impacted by the COVID-19 pandemic, along with the rest of the country. However comparatively, Virginia fared better than most in terms of ultimate economic and fiscal impact, and the recovery has been relatively stable. Unemployment spiked to 11.3% in April 2020 but has slowly returned to lower levels, dropping down to 5.2% as of February 2021. Virginia continues to benefit from significant military and government sector employment throughout the Commonwealth.

Over the course of the year, Virginia legislators worked in special sessions to attempt to close the budget gap through expenditure cuts and freezes where possible. These efforts, coupled with better-than-anticipated income tax and sales tax revenues have helped preserve Virginia's exceptional liquidity and overall budgetary strength. According to Commonwealth officials, as of February 28, 2021, Virginia had approximately $7.3 billion in available cash and investments (equal to over 30% of the year's budget). The Commonwealth also received $3.3 billion in CARES Act funding to help offset pandemic related costs, and is expected to receive an additional $3.8 billion in direct federal aid as part of the American Rescue Plan Act.

While we will continue to monitor the ongoing impact from the current pandemic as well as the overall performance of the state, we continue to view the underlying credit quality of Virginia as exceptionally strong. At the end of the reporting period, Virginia remains rated AAA by all three credit-rating agencies.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment- grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified

5

USAA Mutual Funds Trust

USAA Virginia Bond Fund (continued)

Manager's Commentary (continued)

by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

6

USAA Mutual Funds Trust

USAA Virginia Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2021

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	10/10/90	6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Barclays Municipal Bond Index[1]	Lipper Virginia Municipal Debt Funds Index[2]
One Year	5.53%	NA	5.26%	2.88%	5.51%	5.17%
Five Year	3.03%	NA	2.78%	2.33%	3.49%	2.71%
Ten Year	4.45%	NA	4.22%	3.98%	4.54%	3.89%
Since Inception	NA	3.04%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Virginia Bond Fund — Growth of $10,000

1The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Virginia Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Virginia Municipal Debt Funds category. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

7

USAA Mutual Funds Trust USAA Virginia Bond Fund	March 31, 2021

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

Top 10 Industries

March 31, 2021

(% of Net Assets)

Hospital	18.4%
Education	16.0%
Appropriated Debt	10.3%
Nursing/CCRC	9.5%
Escrowed Bonds	7.5%
Toll Road	5.2%
Special Assessment/Tax/Fee	4.7%
Health Miscellaneous	4.1%
Water/Sewer Utility	3.8%
General Obligation	3.7%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

8

USAA Mutual Funds Trust USAA Virginia Bond Fund (continued)	March 31, 2021

  (Unaudited)

Portfolio Ratings Mix:

March 31, 2021

(% of Net Assets)

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization ("NRSRO"), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. Victory Capital Management Inc. ("Adviser") also performs its own fundamental credit analysis of each security. As a part of its fundamental credit analysis, the Adviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Adviser on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

9

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (99.1%)
Virginia (90.0%):
Amherst IDA Revenue
5.00%, 9/1/26, Continuously Callable @100	$1,575	$1,575
4.75%, 9/1/30, Continuously Callable @100	2,000	1,918
Arlington County IDA Revenue 5.00%, 2/15/43, Continuously Callable @100	1,775	2,164
4.00%, 7/1/45, Continuously Callable @100	1,585	1,826
Campbell County IDA Revenue, 4.00%, 6/1/44, Continuously Callable @100	4,600	5,303
Capital Region Airport Commission Revenue Series A, 4.00%, 7/1/36, Continuously Callable @100	700	762
Series A, 4.00%, 7/1/38, Continuously Callable @100	750	811
Charles City County Economic Development Authority Revenue, Series A, 2.88%, 2/1/29, Continuously Callable @101	10,000	11,072
Chesapeake Bay Bridge & Tunnel District Revenue 5.50%, 7/1/25	5,000	5,792
5.00%, 7/1/51, Continuously Callable @100	9,240	10,532
Chesapeake Bay Bridge & Tunnel District Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/41, Continuously Callable @100	5,000	5,938
Chesapeake Hospital Authority Revenue 4.00%, 7/1/39, Continuously Callable @100	1,000	1,143
4.00%, 7/1/43, Continuously Callable @100	4,000	4,528
City of Chesapeake Expressway Toll Road Revenue 7/15/32, Continuously Callable @100 (a)	6,520	6,969
7/15/40, Continuously Callable @100 (g)	3,000	3,207
City of Lynchburg, GO, 4.00%, 6/1/44, Continuously Callable @100	5,000	5,442
City of Norfolk, GO Series A, 4.00%, 9/1/37, Continuously Callable @100	2,040	2,440
Series A, 4.00%, 9/1/39, Continuously Callable @100	1,535	1,825
City of Norfolk, GO (LIQ — Bank of America Corp.), 0.08%, 8/1/37, Continuously Callable @100 (b)	3,830	3,830
City of Portsmouth, GO 5.00%, 2/1/33, Pre-refunded 2/1/23 @ 100	880	957
5.00%, 2/1/33, Continuously Callable @100	120	130
City of Richmond Public Utility Revenue 4.00%, 1/15/40, Continuously Callable @100	6,000	6,738
Series A, 5.00%, 1/15/38, Pre-refunded 1/15/23 @ 100	6,000	6,513
Series A, 4.00%, 1/15/50, Continuously Callable @100	1,730	2,012
City of Richmond, GO Series D, 5.00%, 3/1/32	800	1,109
Series D, 5.00%, 3/1/33	1,000	1,412
Fairfax County Economic Development Authority Revenue 5.00%, 4/1/47, Continuously Callable @100	4,000	4,786
Series A, 5.00%, 10/1/29, Continuously Callable @100	2,000	2,311
Series A, 5.00%, 10/1/30, Continuously Callable @100	2,000	2,309
Series A, 5.00%, 10/1/31, Continuously Callable @100	2,000	2,308
Series A, 5.00%, 10/1/32, Continuously Callable @100	1,500	1,729
Series A, 5.00%, 12/1/32, Continuously Callable @100	1,500	1,645
Series A, 5.00%, 10/1/33, Continuously Callable @100	2,200	2,535
Series A, 5.00%, 10/1/34, Continuously Callable @100	2,000	2,303
See notes to financial statements.

10

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 5.00%, 10/1/42, Continuously Callable @102	$2,250	$2,514
Series A, 4.00%, 10/1/42, Continuously Callable @102	2,750	2,924
Series A, 5.00%, 12/1/42, Continuously Callable @100	2,800	2,986
Series B, 5.00%, 10/1/35, Continuously Callable @100	2,620	3,232
Series B, 5.00%, 10/1/36, Continuously Callable @100	2,000	2,464
Fairfax County Economic Development Authority Revenue (LIQ — Northern Trust Corp.), Series A, 0.05%, 12/1/33, Continuously Callable @100 (b)	4,475	4,475
Fairfax County Economic Development Authority Revenue (LOC — SunTrust Bank), 0.09%, 6/1/37, Continuously Callable @100 (b)	7,060	7,060
Fairfax County IDA Revenue 5.00%, 5/15/37, Continuously Callable @100	14,000	14,717
4.00%, 5/15/42, Continuously Callable @100	1,000	1,039
Series A, 4.00%, 5/15/44, Continuously Callable @100	6,900	7,474
Series S, 4.00%, 5/15/48, Continuously Callable @100	1,500	1,708
Front Royal & Warren County IDA Revenue, 4.00%, 1/1/50, Continuously Callable @103	7,000	7,608
Greater Richmond Convention Center Authority Revenue, 5.00%, 6/15/32, Continuously Callable @100	1,500	1,717
Hampton Roads Sanitation District Revenue, Series A, 5.00%, 8/1/43, Pre-refunded 8/1/26 @ 100	4,700	5,781
Hampton Roads Transportation Accountability Commission Revenue Series A, 4.00%, 7/1/50, Continuously Callable @100	5,000	5,819
Series A, 5.00%, 7/1/52, Continuously Callable @100	15,000	17,761
Hanover County Economic Development Authority Revenue 5.00%, 7/1/51, Continuously Callable @103	1,200	1,296
Series A, 4.50%, 7/1/30, Continuously Callable @100	2,795	2,846
Series A, 4.50%, 7/1/32, Continuously Callable @100	1,100	1,119
Series A, 5.00%, 7/1/42, Continuously Callable @100	2,000	2,046
Henrico County Economic Development Authority Revenue 5.00%, 6/1/24, Continuously Callable @100	1,200	1,241
4.25%, 6/1/26, Continuously Callable @100	140	143
5.00%, 11/1/30, Pre-refunded 11/1/22 @ 100	2,105	2,266
5.00%, 10/1/37, Continuously Callable @103	2,500	2,776
4.00%, 10/1/40, Continuously Callable @103	500	539
4.00%, 10/1/45, Continuously Callable @103	725	770
4.00%, 10/1/50, Continuously Callable @103	1,500	1,582
Lewistown Commerce Center Community Development Authority Tax Allocation 3.63%, 3/1/44, Continuously Callable @103	1,422	1,169
6.05%, 3/1/44, Continuously Callable @103	680	544
Series C, 6.05%, 3/1/54, Continuously Callable @100	2,340	426
Lexington IDA Revenue 4.00%, 1/1/31, Continuously Callable @102	750	789
4.00%, 1/1/37, Continuously Callable @102	1,000	1,029
5.00%, 1/1/43, Pre-refunded 1/1/22 @ 100	2,000	2,072
5.00%, 1/1/48, Continuously Callable @100	1,000	1,197
Series A, 5.00%, 1/1/42, Continuously Callable @103	1,000	1,054
Series A, 5.00%, 1/1/48, Continuously Callable @103	1,250	1,318
Loudoun County Economic Development Authority Revenue 5.00%, 12/1/31, Continuously Callable @100	1,135	1,316
5.00%, 12/1/32, Continuously Callable @100	800	927

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 12/1/33, Continuously Callable @100	$775	$898
5.00%, 12/1/34, Continuously Callable @100	805	932
Series B, 0.04%, 2/15/38, Callable 5/3/21 @ 100 (b)	8,545	8,545
Series E, 0.08%, 2/15/38, Callable 5/3/21 @ 100 (b)	7,255	7,255
Series F, 0.08%, 2/15/38, Callable 5/3/21 @ 100 (b)	12,810	12,810
Lynchburg Economic Development Authority Revenue 5.00%, 9/1/43, Continuously Callable @100	3,000	3,194
Series A, 5.00%, 1/1/47, Continuously Callable @100	2,250	2,605
Lynchburg Economic Development Authority Revenue (LIQ — JPMorgan Chase & Co.), Series 2018-XL0075, 0.20%, 1/1/25 (b) (c)	5,400	5,400
Lynchburg Economic Development Authority Revenue (LOC — Branch Banking & Trust Co.), Series C, 0.13%, 1/1/47, Continuously Callable @100 (b)	1,965	1,965
Manassas Park Economic Development Authority Revenue, 4.00%, 12/15/52, Continuously Callable @100	4,500	5,111
Marquis Community Development Authority of York County Virginia Tax Allocation, Series B, 3.66%, 9/1/41 (d)	3,532	1,695
Marquis Community Development Authority Revenue, 9/1/45 (c) (d) (h)	1,093	571
Marquis Community Development Authority Tax Allocation, Series C, 9/1/41 (d) (e)	5,389	248
Montgomery County Economic Development Authority Revenue Series A, 4.00%, 6/1/36, Continuously Callable @100	1,125	1,317
Series A, 4.00%, 6/1/39, Continuously Callable @100	1,750	2,025
Norfolk Airport Authority Revenue, 5.00%, 7/1/43, Continuously Callable @100	2,800	3,328
Norfolk Economic Development Authority Revenue 5.00%, 11/1/30, Pre-refunded 11/1/22 @ 100	1,000	1,076
Series A, 0.08%, 11/1/34, Continuously Callable @100 (b)	1,900	1,900
Series B, 5.00%, 11/1/43, Continuously Callable @100	3,500	3,740
Series B, 5.00%, 11/1/48, (Put Date 11/1/28) (f)	1,600	2,071
Series B, 4.00%, 11/1/48, Continuously Callable @100	1,100	1,252
Prince Edward County IDA Revenue 4.00%, 9/1/43, Continuously Callable @100	2,250	2,472
5.00%, 9/1/48, Continuously Callable @100	2,055	2,396
Prince William County IDA Revenue 5.50%, 9/1/31, Pre-refunded 9/1/21 @ 100	1,705	1,742
5.50%, 9/1/31, Pre-refunded 9/1/21 @ 100	2,000	2,044
5.50%, 9/1/34, Pre-refunded 9/1/21 @ 100	1,000	1,022
5.00%, 1/1/37, Continuously Callable @102	1,000	1,024
5.00%, 1/1/46, Continuously Callable @102	4,000	4,028
5.00%, 11/1/46, Continuously Callable @100	10,000	10,663
Radford IDA Revenue (NBGA — Fannie Mae), 3.50%, 9/15/29, Continuously Callable @100	4,000	4,143
Rappahannock Regional Jail Authority Revenue 5.00%, 10/1/34, Pre-refunded 10/1/25 @ 100	2,340	2,807
5.00%, 10/1/35, Pre-refunded 10/1/25 @ 100	1,165	1,398
Roanoke Economic Development Authority Revenue 5.00%, 7/1/47	6,250	9,249
4.00%, 7/1/51, Continuously Callable @100	5,000	5,772
Series A, 5.00%, 9/1/36, Continuously Callable @100	1,640	1,908
Series A, 5.00%, 9/1/43, Continuously Callable @100	4,060	4,617
Rockingham County Economic Development Authority Revenue 4.00%, 12/1/33, Continuously Callable @100	1,000	1,134

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 12/1/39, Continuously Callable @100	$4,180	$4,993
Salem Economic Development Authority Revenue 4.00%, 4/1/38, Continuously Callable @100	250	273
4.00%, 4/1/39, Continuously Callable @100	225	245
4.00%, 4/1/40, Continuously Callable @100	250	271
4.00%, 4/1/45, Continuously Callable @100	750	805
5.00%, 4/1/49, Continuously Callable @100	910	1,052
Stafford County Economic Development Authority Revenue 5.00%, 6/15/36, Continuously Callable @100	5,900	6,903
4.00%, 6/15/37, Continuously Callable @100	6,495	7,163
Tobacco Settlement Financing Corp. Revenue, Series B-1, 5.00%, 6/1/47, Continuously Callable @100	10,000	10,086
University of Virginia Revenue Series A, 5.00%, 6/1/37, Pre-refunded 6/1/23 @ 100	4,405	4,860
Series A, 5.00%, 4/1/42, Continuously Callable @100	4,000	4,853
Series A, 5.00%, 4/1/47, Continuously Callable @100	5,000	6,025
Series A-1, 4.00%, 4/1/45, Continuously Callable @100	5,000	5,479
Series B, 5.00%, 4/1/46, Continuously Callable @100	5,000	6,028
Upper Occoquan Sewage Authority Revenue, 4.00%, 7/1/39, Pre-refunded 7/1/25 @ 100	5,000	5,740
Virginia Beach Development Authority Revenue 5.00%, 9/1/40, Continuously Callable @103	3,250	3,659
5.00%, 9/1/44, Continuously Callable @103	4,865	5,411
4.00%, 9/1/48, Continuously Callable @103	3,755	3,943
Series A, 5.00%, 5/1/29, Continuously Callable @100	1,795	2,045
Virginia College Building Authority Revenue 5.00%, 6/1/29, Continuously Callable @100	5,000	5,002
5.00%, 2/1/31, Continuously Callable @100	10,000	12,578
5.00%, 2/1/32, Continuously Callable @100	4,000	5,012
4.00%, 1/15/33, Continuously Callable @100	965	1,107
4.00%, 1/15/35, Continuously Callable @100	545	619
4.00%, 1/15/36, Continuously Callable @100	650	736
5.00%, 6/1/36, Continuously Callable @100	11,710	11,684
4.00%, 1/15/43, Continuously Callable @100	1,285	1,430
Series A, 5.00%, 9/1/31, Pre-refunded 9/1/24 @ 100	2,725	3,154
Series A, 5.00%, 9/1/32, Pre-refunded 9/1/24 @ 100	5,615	6,499
Series A, 5.00%, 9/1/33, Pre-refunded 9/1/24 @ 100	6,380	7,384
Series A, 4.00%, 2/1/35, Continuously Callable @100	8,000	8,975
Virginia College Building Authority Revenue (LIQ — Wells Fargo & Co.), 0.05%, 11/1/36, Continuously Callable @100 (b)	4,560	4,560
Virginia College Building Authority Revenue (LIQ — U.S. Bancorp), 0.05%, 8/1/34, Callable 5/5/21 @ 100 (b)	2,200	2,200
Virginia Commonwealth Transportation Board Revenue 5.00%, 3/15/32, Continuously Callable @100	3,350	4,167
5.00%, 9/15/32, Continuously Callable @100	9,190	11,404
4.00%, 5/15/42, Continuously Callable @100	10,000	11,420
Series A, 4.00%, 5/15/36, Continuously Callable @100	2,000	2,327
Virginia Commonwealth University Health System Authority Revenue 4.75%, 7/1/36, Pre-refunded 7/1/21 @ 100	6,315	6,385
4.75%, 7/1/41, Pre-refunded 7/1/21 @ 100	3,000	3,033
5.00%, 7/1/46, Continuously Callable @100	5,500	6,562

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Virginia Commonwealth University Revenue Series A, 4.00%, 11/1/37, Continuously Callable @100	$750	$871
Series A, 5.00%, 11/1/38, Continuously Callable @100	350	434
Series A, 4.00%, 5/1/48, Continuously Callable @100	2,475	2,804
Virginia Housing Development Authority Revenue Series B, 4.50%, 10/1/36, Continuously Callable @100	3,175	3,175
Series B, 3.60%, 5/1/46, Continuously Callable @100	7,000	7,304
Series E, 2.65%, 7/1/50, Continuously Callable @100	1,640	1,646
Series I, 2.45%, 11/1/45, Continuously Callable @100	1,500	1,478
Virginia Public Building Authority Revenue, Series A, 4.00%, 8/1/30, Continuously Callable @100	4,000	4,730
Virginia Public School Authority Revenue, 5.00%, 8/1/24	10,000	11,542
Virginia Resources Authority Revenue 5.00%, 11/1/32, Continuously Callable @100	80	89
5.00%, 11/1/32, Pre-refunded 11/1/23 @ 100	950	1,066
4.00%, 11/1/41, Pre-refunded 11/1/22 @ 100	7,310	7,751
4.00%, 11/1/49, Continuously Callable @100	6,700	7,879
Virginia Resources Authority Revenue (LIQ — JPMorgan Chase & Co.), Series 2016-XF0453, 0.08%, 5/1/21 (b) (c)	5,000	5,000
Virginia Small Business Financing Authority Revenue 4.00%, 11/1/39, Continuously Callable @100	2,550	2,994
4.00%, 12/1/49, Continuously Callable @100	6,000	6,851
Series A, 4.00%, 1/1/45, Continuously Callable @103	3,000	3,288
Series A, 4.00%, 1/1/51, Continuously Callable @103	13,265	14,448
Virginia Small Business Financing Authority Revenue (LOC — Bank of America Corp.), 0.07%, 7/1/30 (b)	1,840	1,840
Virginia Small Business Financing Authority Revenue (LOC — PNC Financial Services Group), Series A, 0.05%, 7/1/42, Continuously Callable @100 (b)	14,025	14,025
Western Regional Jail Authority Revenue 5.00%, 12/1/35, Continuously Callable @100	1,540	1,831
5.00%, 12/1/35, Pre-refunded 12/1/26 @ 100	1,545	1,916
5.00%, 12/1/38, Continuously Callable @100	1,000	1,182
5.00%, 12/1/38, Pre-refunded 12/1/26 @ 100	1,000	1,240
Winchester Economic Development Authority Revenue 5.00%, 1/1/44, Continuously Callable @100	3,250	3,743
Series S, 5.00%, 1/1/44, Pre-refunded 1/1/24 @ 100	3,250	3,671
Wise County IDA Revenue, Series A, 0.75%, 10/1/40, (Put Date 9/2/25) (f)	2,500	2,493
		669,338
District of Columbia (3.1%):
Metropolitan Washington Airports Authority Dulles Toll Road Revenue 5.00%, 10/1/53, Continuously Callable @100	4,000	4,155
4.00%, 10/1/53, Continuously Callable @100	1,500	1,678
Series A, 5.00%, 10/1/44, Continuously Callable @100	1,500	1,825
Metropolitan Washington Airports Authority Dulles Toll Road Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 10/1/30 (e)	5,500	4,693
Metropolitan Washington Airports Authority Revenue (LOC — Sumitomo Mitsui Banking Corp.), Series C-2, 0.05%, 10/1/39, Continuously Callable @100 (b)	1,910	1,910

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Washington Metropolitan Area Transit Authority Revenue 5.00%, 7/1/43, Continuously Callable @100	$5,000	$5,996
Series A, 4.00%, 7/15/45, Continuously Callable @100	2,500	2,910
		23,167
Guam (6.0%):
Antonio B. Won Pat International Airport Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 5.75%, 10/1/43, Continuously Callable @100	1,255	1,395
Guam Government Waterworks Authority Revenue 5.00%, 7/1/37, Continuously Callable @100	1,000	1,175
5.00%, 7/1/40, Continuously Callable @100	3,250	3,796
5.50%, 7/1/43, Pre-refunded 7/1/23 @ 100	4,000	4,454
Series A, 5.00%, 7/1/35, Continuously Callable @100	2,850	3,158
Series A, 5.00%, 1/1/50, Continuously Callable @100	1,000	1,201
Guam Power Authority Revenue Series A, 5.00%, 10/1/31, Continuously Callable @100	500	559
Series A, 5.00%, 10/1/34, Continuously Callable @100	1,000	1,054
Series A, 5.00%, 10/1/40, Continuously Callable @100	4,000	4,583
Guam Power Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 10/1/39, Continuously Callable @100	750	839
Series A, 5.00%, 10/1/44, Continuously Callable @100	1,000	1,092
Port Authority of Guam Revenue, Series A, 5.00%, 7/1/48, Continuously Callable @100	1,500	1,747
Territory of Guam Revenue Series A, 5.00%, 11/1/27	200	241
Series A, 5.00%, 11/1/28	250	306
Series A, 5.00%, 11/1/29	250	310
Series A, 5.00%, 11/1/30	250	313
Series A, 5.00%, 11/1/35, Continuously Callable @100	1,000	1,232
Series A, 5.00%, 11/1/40, Continuously Callable @100	1,000	1,211
Series A, 5.00%, 12/1/46, Continuously Callable @100	1,250	1,398
Series B-1, 5.00%, 1/1/42, Continuously Callable @100	1,500	1,527
Series D, 5.00%, 11/15/39, Continuously Callable @100	2,000	2,218
Territory of Guam Revenue (LOC — Barclays Bank PLC), Series 2017-XF2510, 0.25%, 12/1/46, Callable 12/1/26 @ 100 (b) (c)	10,870	10,870
		44,679
Total Municipal Bonds (Cost $703,572)		737,184
Total Investments (Cost $703,572) — 99.1%		737,184
Other assets in excess of liabilities — 0.9%		7,028
NET ASSETS — 100.00%		$744,212

(a)  Stepped-coupon security converts to coupon form on 7/15/23 with a rate of 4.75%

(b)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Virginia Bond Fund	Schedule of Portfolio Investments — continued March 31, 2021

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of March 31, 2021, the fair value of these securities was $21,841 (thousands) and amounted to 2.9% of net assets.

(d)  This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(e)  Zero-coupon bond.

(f)  Put Bond.

(g)  Stepped-coupon security converts to coupon form on 7/15/23 with a rate of 4.88%.

(h)  Stepped-coupon security converts to coupon form on 9/01/21 with a rate of 7.50%.

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

IDA — Industrial Development Authority

LOC — Letter of Credit

PLC — Public Limited Company

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

16

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Virginia Bond Fund
Assets:
Investments, at value (Cost $703,572)	$737,184
Cash	277
Receivables:
Interest	7,298
Capital shares issued	341
From Adviser	4
Prepaid expenses and other assets	6
Total Assets	745,110
Liabilities:
Payables:
Distributions	212
Capital shares redeemed	288
Accrued expenses and other payables:
Investment advisory fees	201
Administration fees	94
Custodian fees	5
Transfer agent fees	31
Compliance fees	—	(a)
Trustees' fees	—	(a)
12b-1 fees	2
Other accrued expenses	65
Total Liabilities	898
Net Assets:
Capital	719,978
Total accumulated earnings/(loss)	24,234
Net Assets	$744,212
Net Assets
Fund Shares	$713,075
Institutional Shares	12,105
Class A	19,032
Total	$744,212
Shares (unlimited number of shares authorized with no par value):
Fund Shares	61,428
Institutional Shares	1,043
Class A	1,640
Total	64,111
Net asset value, offering and redemption price per share: (b)
Fund Shares	$11.61
Institutional Shares	$11.61
Class A	$11.60
Maximum Sales Charge — Class A	2.25%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$11.87

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

17

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2021

(Amounts in Thousands)

USAA Virginia Bond Fund
Investment Income:
Interest	$20,576
Total Income	20,576
Expenses:
Investment advisory fees	2,158
Administration fees — Fund Shares	1,057
Administration fees — Institutional Shares (a)	6
Administration fees — Class A	28
Sub-Administration fees	20
12b-1 fees — Class A	47
Custodian fees	13
Transfer agent fees — Fund Shares	184
Transfer agent fees — Institutional Shares (a)	6
Transfer agent fees — Class A	17
Trustees' fees	41
Compliance fees	5
Legal and audit fees	62
State registration and filing fees	4
Other expenses	68
Total Expenses	3,716
Expenses waived/reimbursed by Adviser	(15)
Net Expenses	3,701
Net Investment Income (Loss)	16,875
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	137
Net change in unrealized appreciation/depreciation on investment securities	21,658
Net realized/unrealized gains (losses) on investments	21,795
Change in net assets resulting from operations	$38,670

(a)  Institutional Shares commenced operations on June 29, 2020.

See notes to financial statements.

18

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Virginia Bond Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
From Investments:
Operations:
Net investment income (loss)	$16,875	$19,474
Net realized gains (losses) from investments	137	380
Net change in unrealized appreciation/depreciation on investments	21,658	(4,249)
Change in net assets resulting from operations	38,670	15,605
Distributions to Shareholders:
Fund Shares	(16,365)	(19,127)
Institutional Shares (a)	(132)	—
Class A	(388)	(493)
Change in net assets resulting from distributions to shareholders	(16,885)	(19,620)
Change in net assets resulting from capital transactions	17,248	17,564
Change in net assets	39,033	13,549
Net Assets:
Beginning of period	705,179	691,630
End of period	$744,212	$705,179

(a)  Institutional Shares commenced operations on June 29, 2020.

(continues on next page)

See notes to financial statements.

19

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Virginia Bond Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
Capital Transactions:
Fund Shares
Proceeds from shares issued	$90,498	$92,819
Distributions reinvested	13,707	15,757
Cost of shares redeemed	(97,801)	(91,351)
Total Fund Shares	$6,404	$17,225
Institutional Shares (a)
Proceeds from shares issued	$12,682	$—
Distributions reinvested	53	—
Cost of shares redeemed	(697)	—
Total Institutional Shares	$12,038	$—
Class A
Proceeds from shares issued	$22,363	$3,929
Distributions reinvested	375	482
Cost of shares redeemed	(23,932)	(4,072)
Total Class A	$(1,194)	$339
Change in net assets resulting from capital transactions	$17,248	$17,564
Share Transactions:
Fund Shares
Issued	7,843	8,111
Reinvested	1,189	1,374
Redeemed	(8,490)	(8,081)
Total Fund Shares	542	1,404
Institutional Shares (a)
Issued	1,098	—
Reinvested	5	—
Redeemed	(60)	—
Total Institutional Shares	1,043	—
Class A
Issued	1,949	343
Reinvested	33	42
Redeemed	(2,090)	(358)
Total Class A	(108)	27
Change in Shares	1,477	1,431

(a)  Institutional Shares commenced operations on June 29, 2020.

See notes to financial statements.

20

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21

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Virginia Bond Fund
Fund Shares
Year Ended March 31, 2021	$11.26	0.27	(e)	0.35	0.62	(0.27)	(0.27)
Year Ended March 31, 2020	$11.30	0.31	(e)	(0.04)	0.27	(0.31)	(0.31)
Year Ended March 31, 2019	$11.16	0.34		0.14	0.48	(0.34)	(0.34)
Year Ended March 31, 2018	$11.21	0.34		(0.05)	0.29	(0.34)	(0.34)
Year Ended March 31, 2017	$11.52	0.35		(0.31)	0.04	(0.35)	(0.35)
Institutional Shares
June 29, 2020 (f) through March 31, 2021	$11.46	0.20	(e)	0.15	0.35	(0.20)	(0.20)
Class A
Year Ended March 31, 2021	$11.25	0.24	(e)	0.35	0.59	(0.24)	(0.24)
Year Ended March 31, 2020	$11.29	0.28	(e)	(0.04)	0.24	(0.28)	(0.28)
Year Ended March 31, 2019	$11.16	0.32		0.12	0.44	(0.31)	(0.31)
Year Ended March 31, 2018	$11.20	0.31		(0.04)	0.27	(0.31)	(0.31)
Year Ended March 31, 2017	$11.51	0.33		(0.31)	0.02	(0.33)	(0.33)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio by less than 0.01%.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

See notes to financial statements.

22

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Redemption fees added to beneficial interests		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses**^(b)(c)		Net Investment Income (Loss)(b)	Gross Expenses(b)(c)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(d)
USAA Virginia Bond Fund
Fund Shares
Year Ended March 31, 2021	$—		$11.61	5.53%	0.50%		2.32%	0.50%	$713,075	28%
Year Ended March 31, 2020	—		$11.26	2.39%	0.55%		2.70%	0.55%	$685,508	24%
Year Ended March 31, 2019	—		$11.30	4.36%	0.59%		3.03%	0.59%	$672,191	9%
Year Ended March 31, 2018	—		$11.16	2.56%	0.56%		2.98%	0.56%	$666,772	11%
Year Ended March 31, 2017	—		$11.21	0.36%	0.58%		3.10%	0.58%	$658,452	13%
Institutional Shares
June 29, 2020 (f) through March 31, 2021	—		$11.61	3.04%	0.49%		2.26%	0.58%	$12,105	28%
Class A
Year Ended March 31, 2021	—		$11.60	5.26%	0.76%		2.06%	0.81%	$19,032	28%
Year Ended March 31, 2020	—		$11.25	2.14%	0.80%		2.46%	0.82%	$19,671	24%
Year Ended March 31, 2019	—		$11.29	4.05%	0.80%		2.82%	0.86%	$19,439	9%
Year Ended March 31, 2018	—	(g)	$11.16	2.42%	0.79	%(h)	2.76%	0.81%	$19,894	11%
Year Ended March 31, 2017	—		$11.20	0.12%	0.81%		2.85%	0.81%	$25,496	13%

(e)  Per share net investment income (loss) has been calculated using the average daily shares method.

(f)  Commencement of operations.

(g)  Amount is less than $0.005 per share.

(h)  Effective October 12, 2017, USAA Asset Management Company ("AMCO") (previous Investment Adviser) had voluntarily agreed to limit the annual expenses of Class A to 0.80% of Class A average daily net assets.

See notes to financial statements.

23

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Virginia Bond Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Effective June 29, 2020, the Fund's Institutional Shares commenced operations and the Adviser Shares were redesignated Class A shares and became subject to a front-end sales charge.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$734,670	$2,514	$737,184
Total	$—	$734,670	$2,514	$737,184

For the year ended March 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$17,100	$16,250	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$204,889	$202,552

There were no purchases or sales of U.S. government securities during the year ended March 31, 2021.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the first $50 million of the Fund's average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of average daily net assets over $100 million. Amounts incurred and paid to VCM for the year ended March 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019 and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Virginia Municipal Debt Funds Index. The Lipper Virginia Municipal Debt Funds Index tracks the total return performance of the largest funds within the Lipper Virginia Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Virginia Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the performance period July 1, 2020, to March 31, 2021, performance adjustments were $(172), less than $(1) and $(7), in thousands, for Fund Shares, Institutional Shares and Class A, respectively. Performance adjustments were (0.02)%, less than (0.01)%, and (0.04)% for Fund Shares, Institutional Shares, and Class A, respectively.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15%, 0.10%, and 0.15% of average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.10% and 0.10% of average daily net assets of the Institutional Shares and Class A, respectively, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended March 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended March 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

In addition, the Distributor is entitled to receive commissions on sales of the Class A. For the year ended March 31, 2021, the Distributor received less than $1 thousand from commissions earned on sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2021, the expense limits (excluding voluntary waivers) were 0.54%, 0.50%, and 0.80% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of March 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at March 31, 2021.

Expires March 31, 2023	Expires March 31, 2024	Total
$1	$15	$16

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended March 31, 2021, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended March 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank also received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund, that is permitted to participate in the Facility, in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended March 31, 2021.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended March 31, 2021		Year Ended March 31, 2020
Distributions paid from		Distributions paid from
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$16,885	$16,885	$19,620	$19,620

As of March 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$2,406	$(1,411)	$995	$(9,554)	$32,793	$24,234

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to defaulted bond adjustments.

As of March 31, 2021, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$945	$8,609	$9,554

During the most recent tax year ended March 31, 2021, the Fund utilized $137 capital loss carryforwards (amounts in thousands).

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

As of March 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$704,391	$39,340	$(6,547)	$32,793

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Virginia Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Virginia Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 26, 2021

34

USAA Mutual Funds Trust	Supplemental Information March 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, (a) Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

(a)  Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

38

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

40

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20	Actual Ending Account Value 3/31/21	Hypothetical Ending Account Value 3/31/21	Actual Expenses Paid During Period 10/1/20- 3/31/21*	Hypothetical Expenses Paid During Period 10/1/20- 3/31/21*	Annualized Expense Ratio During Period 10/1/20- 3/31/21
Fund Shares	$1,000.00	$1,014.80	$1,022.44	$2.51	$2.52	0.50%
Institutional Shares	1,000.00	1,014.80	1,022.49	2.46	2.47	0.49%
Class A	1,000.00	1,013.60	1,021.19	3.77	3.78	0.75%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2021 (amounts in thousands):

Tax Exempt Distributions
$16,885

42

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Virginia Bond Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020, meeting, at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity

43

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate—which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements—was below the medians of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and below its Lipper index for the one-year period ended September 30, 2020, and was above the average of its performance universe and its Lipper index for the three-, five-, and ten-year periods ended September 30, 2020.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect

1  The Adviser has agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

45

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Funds' investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a virtual video conference meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

46

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40862-0521

MARCH 31, 2021

Annual Report

USAA Tax Exempt Money Market Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper form free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Schedule of Portfolio Investments	7
Financial Statements
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Supplemental Information (Unaudited)	27
Trustees' and Officers' Information	27
Proxy Voting and Portfolio Holdings Information	33
Expense Example	33
Additional Federal Income Tax Information	34
Advisory Contract Agreement	35
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The annual reporting period ended March 31, 2021, was a year like no other. It wasn't that long ago that we were all coming to grips with an emerging global pandemic, economic shutdowns, and financial markets in turmoil. We somehow persevered and have even emerged from those challenging days—dare I say—with a renewed sense of optimism. In retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

Consider everything that transpired over the past 12 months. A novel coronavirus ("COVID-19") and the subsequent worldwide spread of COVID-19 prompted governments everywhere to issue austere shelter-in-place orders, and the global economy slowed abruptly. Equity markets sold off, while unprecedented levels of volatility roiled traditionally placid bond markets. During the second quarter of 2020, domestic GDP contracted by an alarming annual rate of 31.4%, according to the U.S. Department of Commerce ("Commerce Department").

It's no surprise that many investors flocked to the perceived safety of U.S. Treasurys during this period of tumult. Meanwhile, liquidity evaporated (for a short spell) in other segments of the fixed-income world, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

Fortunately, a response came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act").

It was impressive how quickly those actions helped arrest the stock market's freefall and restore order across much of the fixed-income universe. The rebound was as robust as the drawdown, and third quarter 2020 GDP bounced back and grew at a 33.4% annualized rate, according to the Commerce Department.

Late in the year, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As the year ended and we moved into the first quarter of 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply, and many investors began to worry about inflation in the post-pandemic world.

Through all the unprecedented events and volatility, the S&P 500® Index registered an impressive annual return of 56.35% for the 12-month period ended March 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped more than 100 basis points, reflecting both the very low starting rate and substantial fiscal

2

stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.74%

On the whole, markets endured and surprised to the upside, but perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to remain focused on your long-term investment goals and avoid making emotional decisions.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396, or visit our website at www.vcm.com.

Thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Tax Exempt Money Market Fund

Manager's Commentary

(Unaudited)

Cody Perkins, CFA
Andrew Hattman, CFA, CAIA

•  What were the market conditions during the reporting period?

Throughout the 12-month reporting period ended March 31, 2021, the target federal funds rate was anchored at a range of between 0.00% and 0.25%. Officials at the U.S. Federal Reserve (the "Fed") set the short-term rate to these low levels in order to support the U.S. economy during the country's battle with COVID-19. In March 2021, the Fed indicated that it doesn't expect to hike rates anytime soon.

Interest rates on tax-exempt money market securities started the reporting period at elevated levels as many tax-exempt mutual funds were forced to sell their most liquid holdings to meet investor redemptions. However, this technical anomaly was short-lived, and levels eventually approached those of other short-term interest rates. At the beginning of the reporting period, the SIFMA Municipal Swap Index, the index of seven-day variable rate demand notes ("VRDNs"), was 1.83%. The index ended the reporting period at just 0.07%.

•  How did the USAA Tax Exempt Money Market Fund (the "Fund") perform during the reporting period?

For the reporting period ended March 31, 2021, the Fund had a return of 0.10%, compared to an average return of 0.07% for the funds in the Lipper Tax-Exempt Money Market Funds category.

•  What strategies did you employ during the reporting period?

We continued to focus on our two primary goals: preservation of capital and liquidity. The Fund invests the majority of its assets in VRDNs, which generally have interest rates that adjust daily/weekly to the market. The VRDNs owned by the Fund continued to provide both flexibility and liquidity because they can be sold at par value (100% of face value) upon seven days or less notice. They also offer the Fund a degree of safety as many of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest.

As always, we continued to work with our in-house team of analysts to help us identify attractive opportunities for the portfolio. They also continue to analyze and monitor every holding in the Fund.

Thank you for allowing us to assist you with your investment needs.

4

USAA Mutual Funds Trust

USAA Tax Exempt Money Market Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2021

INCEPTION DATE	2/6/84
Net Asset Value
One Year	0.10%
Five Year	0.59%
Ten Year	0.30%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Tax Exempt Money Market Fund — Growth of $10,000

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

5

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	March 31, 2021

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to provide investors with interest income that is exempt from federal income tax and has a further objective of preserving capital and maintaining liquidity.

Top 10 Industries

March 31, 2021

(% of Net Assets)

Electric Utilities	18.3%
General Obligation	14.6%
Education	9.5%
Steel	7.3%
Hospital	7.1%
Community Service	6.7%
Nursing/CCRC	6.4%
Buildings	4.8%
Integrated Oil & Gas	4.1%
Pharmaceuticals	3.6%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

6

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (91.8%)
Alabama (5.4%):
Columbia Industrial Development Board Revenue, 0.15%, 12/1/37, Continuously Callable @100 (a)	$10,000	$10,000
Mobile County IDA Revenue (LOC — Swedbank AB), Series B, 0.10%, 7/1/40, Continuously Callable @100 (a)	15,000	15,000
West Jefferson Industrial Development Board Revenue, 0.15%, 6/1/28, Continuously Callable @100 (a)	5,190	5,190
		30,190
California (1.0%):
City of Los Angeles Certificate of Participation (LOC — U.S. Bancorp), Series A, 0.16%, 8/1/35, Continuously Callable @100 (a)	5,885	5,885
Florida (4.4%):
City of Jacksonville Revenue, 0.08%, 5/1/29, Continuously Callable @100 (a)	3,000	3,000
County of Escambia Revenue 0.09%, 7/1/22 (a)	18,200	18,200
0.07%, 4/1/39, Continuously Callable @100 (a)	800	800
County of St. Lucie Revenue, 0.08%, 9/1/28, Continuously Callable @100 (a)	2,800	2,800
		24,800
Georgia (1.8%):
Appling County Development Authority Revenue (NBGA — Southern Co.), 0.11%, 9/1/41, Continuously Callable @100 (a)	5,100	5,100
The Burke County Development Authority Revenue, Series 1, 0.10%, 7/1/49, Continuously Callable @100 (a)	5,175	5,175
		10,275
Illinois (5.4%):
Illinois Finance Authority Revenue (LOC — Huntington National Bank), 0.11%, 10/1/33, Continuously Callable @100 (a)	2,785	2,785
Illinois State Educational Facilities Revenue (LOC — Huntington National Bank), Series A, 0.10%, 10/1/32, Continuously Callable @100 (a)	14,165	14,165
Metropolitan Pier & Exposition Authority Revenue (LIQ — Barclays Bank PLC), Series 2015-XF1045, 0.20%, 6/15/52, Callable 6/15/22 @ 100 (a) (b)	13,155	13,155
		30,105
Indiana (2.9%):
City of Berne Revenue (LOC — Federal Home Loan Bank of Indianapolis), 0.12%, 10/1/33, Continuously Callable @100 (a)	4,505	4,505
City of Evansville Revenue (LOC — Fifth Third Bank), 0.13%, 1/1/25, Callable 4/16/21 @ 100 (a)	1,905	1,905
Indiana Finance Authority Revenue (LOC — Federal Home Loan Bank of Indianapolis), 0.14%, 7/1/29, Continuously Callable @100 (a)	6,845	6,845
Indiana Finance Authority Revenue (LOC — Fifth Third Bank), 0.15%, 9/1/31, Callable 4/16/21 @ 100 (a)	3,500	3,500
		16,755

See notes to financial statements.

7

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Iowa (2.9%):
Iowa Finance Authority Revenue 0.09%, 6/1/39, Continuously Callable @100 (a)	$9,600	$9,600
Series B, 0.09%, 9/1/36, Continuously Callable @100 (a)	6,763	6,763
		16,363
Kansas (4.7%):
City of Burlington Revenue 0.19%, 9/1/35, Continuously Callable @100 (a)	8,250	8,250
Series B, 0.19%, 9/1/35, Continuously Callable @100 (a)	4,200	4,200
City of St. Marys Revenue, 0.15%, 4/15/32, Continuously Callable @100 (a)	13,800	13,800
		26,250
Kentucky (2.2%):
City of Georgetown Revenue (LOC — Fifth Third Bank), 0.13%, 11/15/29, Callable 4/15/21 @ 100 (a)	10,820	10,820
Lexington-Fayette Urban County Government Revenue (LOC — Federal Home Loan Bank of Cincinnati), 0.23%, 12/1/27, Callable 4/15/21 @ 100 (a)	1,635	1,635
		12,455
Louisiana (6.1%):
City of New Orleans Revenue (LOC — Capital One, N.A.), 0.25%, 8/1/24, Continuously Callable @100 (a)	3,225	3,225
Parish of St. James Revenue, Series A-1, 0.15%, 11/1/40, Continuously Callable @100 (a)	1,985	1,985
Parish of St. James Revenue (NBGA — Nucor Corp.), Series B-1, 0.14%, 11/1/40, Continuously Callable @100 (a)	24,150	24,150
St. Tammany Corp. Revenue (LOC — Federal Home Loan Bank of Dallas), 0.09%, 3/1/33, Continuously Callable @100 (a)	5,050	5,050
		34,410
Maryland (1.5%):
Town of Williamsport Revenue (LOC — Manufacturers & Traders Trust Co.), 0.10%, 11/1/37 (a)	8,155	8,155
Michigan (0.4%):
Michigan State Strategic Fund Revenue (LOC — Fifth Third Bank), 0.15%, 3/1/37, Continuously Callable @100 (a)	2,100	2,100
Mississippi (0.6%):
Mississippi Business Finance Corp. Revenue (LOC — Federal Home Loan Bank of Dallas), 0.09%, 3/1/33, Continuously Callable @100 (a)	3,565	3,565
Missouri (3.6%):
Jackson County IDA Revenue (LOC — Commerce Bank, N.A.), 0.10%, 7/1/25, Continuously Callable @100 (a)	20,000	20,000
Nebraska (2.5%):
County of Custer Revenue (LOC — U.S. Bancorp), 0.10%, 12/1/36, Callable 6/3/21 @ 100 (a)	11,000	11,000
County of Washington Revenue, Series B, 0.08%, 12/1/40, Continuously Callable @100 (a)	3,000	3,000
		14,000

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New Hampshire (3.6%):
New Hampshire Business Finance Authority Revenue (LOC — Landesbank Hessen-Thuringen), 0.10%, 9/1/30, Continuously Callable @100 (a)	$19,990	$19,990
New Mexico (0.9%):
New Mexico Hospital Equipment Loan Council Revenue (LOC — Fifth Third Bank), 0.14%, 7/1/25, Continuously Callable @100 (a)	5,000	5,000
New York (21.0%):
Adirondack Central School District, GO, 1.25%, 7/16/21	5,390	5,400
Akron Central School District, GO, 1.25%, 7/22/21	6,000	6,012
Broadalbin-Perth Central School District, GO, 1.25%, 6/24/21	5,000	5,008
Build NYC Resource Corp. Revenue (LOC — Toronto-Dominion Bank), 0.22%, 12/1/45, Continuously Callable @100 (a)	5,355	5,355
Chenango Forks Central School District, GO, 1.25%, 8/5/21	5,000	5,010
City of Tonawanda, GO, 2.00%, 6/3/21	6,824	6,839
County of Chautauqua Industrial Development Agency Revenue (LOC — Citizens Financial Group), Series A, 0.12%, 8/1/27, Continuously Callable @100 (a)	1,560	1,560
Gowanda Central School District, GO, 1.25%, 6/22/21	5,000	5,007
Guilderland Industrial Development Agency Revenue (LOC — Key Bank, N.A.), Series A, 0.20%, 7/1/32, Continuously Callable @100 (a)	2,875	2,875
Highland Central School District, GO, 1.00%, 6/30/21, Continuously Callable @100	6,310	6,312
Holland Patent Central School District, GO, 1.25%, 6/25/21	4,000	4,006
Minisink Valley Central School District, GO, 1.25%, 6/25/21	5,000	5,005
New York City Capital Resources Corp. Revenue (LOC — Manufacturers & Traders Trust Co.), 0.27%, 12/1/40, Continuously Callable @100 (a)	7,500	7,500
New York Liberty Development Corp. Revenue (LIQ — Royal Bank of Canada), Series 2016-ZF0464, 0.09%, 5/15/21 (a) (b)	13,000	13,000
Oneida County Industrial Development Agency Revenue (LOC — Citizens Financial Group), 0.15%, 7/1/37, Continuously Callable @100 (a)	1,710	1,710
Onondaga County Industrial Development Agency Revenue (LOC — Manufacturers & Traders Trust Co.), 0.10%, 12/1/31, Continuously Callable @100 (a)	5,210	5,210
Ramapo Housing Authority Revenue (LOC — Manufacturers & Traders Trust Co.), 0.10%, 12/1/29, Continuously Callable @100 (a)	8,285	8,285
Sandy Creek Central School District, GO, 1.25%, 6/25/21	6,400	6,408
Schuylerville Central School District, GO, 1.50%, 6/25/21	5,000	5,006
St. Lawrence County Industrial Development Agency Revenue (LOC — Citizens Financial Group), 0.25%, 7/1/37 (a)	1,865	1,865
Stillwater Central School District, GO, 1.50%, 6/25/21	5,000	5,006
Wappingers Central School District, GO, Series A, 1.25%, 7/14/21	6,275	6,287
		118,666
Ohio (0.4%):
County of Hamilton Revenue (LOC — Fifth Third Bank), 0.13%, 12/1/24 (a)	2,000	2,000
Oklahoma (5.6%):
Edmond Economic Development Authority Revenue (LOC — Bank of Oklahoma, N.A.), Series A, 0.11%, 6/1/31, Callable 5/1/21 @ 100 (a)	5,260	5,260
See notes to financial statements.

9

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Garfield County Industrial Authority Revenue, Series A, 0.22%, 1/1/25, Callable 5/5/21 @ 100 (a)	$24,100	$24,100
Muskogee Industrial Trust Revenue, Series A, 0.22%, 6/1/27, Continuously Callable @100 (a)	2,000	2,000
		31,360
Rhode Island (0.6%):
Rhode Island Commerce Corp. Revenue (LOC — Citizens Financial Group), 0.14%, 3/1/38, Callable 5/1/21 @ 100 (a)	3,405	3,405
Tennessee (6.3%):
Chattanooga Health Educational & Housing Facility Board Revenue, Series C, 0.12%, 5/1/39, Continuously Callable @100 (a)	26,700	26,700
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue (LOC — Fifth Third Bank), 0.13%, 12/1/24, Callable 4/16/21 @ 100 (a)	8,500	8,500
		35,200
Texas (4.1%):
Port of Arthur Navigation District Industrial Development Corp. Revenue 0.10%, 3/1/42, Callable 6/1/21 @ 100 (a)	7,000	7,000
Series A, 0.10%, 12/1/40, Callable 5/3/21 @ 100 (a)	16,000	16,000
		23,000
Utah (1.8%):
Utah Housing Corp. Revenue (LIQ — Deutsche Bank A.G.), Series 2019-XF1081, 0.35%, 3/1/62, Callable 2/1/31 @ 100 (a) (b)	10,000	10,000
Virginia (0.7%):
Loudoun County Economic Development Authority Revenue (LOC — Northern Trust Corp.), 0.06%, 6/1/34, Callable 5/3/21 @ 100 (a)	4,000	4,000
Washington (1.4%):
Washington Higher Education Facilities Authority Revenue, 0.12%, 10/1/31, Callable 5/5/21 @ 100 (a)	8,025	8,025
Total Municipal Bonds (Cost $515,954)		515,954
Commercial Paper (8.0%)
Texas (8.0%):
Houston Texas 0.10%, 4/6/21	15,000	15,000
0.10%, 4/9/21	10,000	10,000
University of Texas System, 0.06%, 5/11/21	20,000	20,000
Total Commercial Paper (Cost $45,000)		45,000
Total Investments (Cost $560,954) — 99.8%		560,954
Other assets in excess of liabilities — 0.2%		1,061
NET ASSETS — 100.00%		$562,015

(a)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Tax Exempt Money Market Fund	Schedule of Portfolio Investments — continued March 31, 2021

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of March 31, 2021, the fair value of these securities was $36,155 (thousands) and amounted to 6.4% of net assets.

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

IDA — Industrial Development Authority

LOC — Letter of Credit

PLC — Public Limited Company

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

11

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Tax Exempt Money Market Fund
Assets:
Investments, at value (Cost $560,954)	$560,954
Cash	54
Receivables:
Interest	767
Capital shares issued	375
From Adviser	337
Prepaid expenses and other assets	31
Total assets	562,518
Liabilities:
Payables:
Distributions	—	(a)
Capital shares redeemed	190
Accrued expenses and other payables:
Investment advisory fees	135
Administration fees	48
Custodian fees	14
Transfer agent fees	72
Compliance fees	—	(a)
Trustees' fees	—	(a)
Other accrued expenses	44
Total liabilities	503
Net Assets:
Capital	562,016
Total accumulated earnings/(loss)	(1)
Net assets	$562,015
Shares (unlimited number of shares authorized with no par value):	562,008
Net asset value, offering and redemption price per share: (b)	$1.00

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2021

(Amounts in Thousands)

USAA Tax Exempt Money Market Fund
Investment Income:
Interest	$3,315
Total income	3,315
Expenses:
Investment advisory fees	2,006
Administration fees	716
Sub-Administration fees	12
Custodian fees	30
Transfer agent fees	1,075
Trustees' fees	47
Compliance fees	5
Legal and audit fees	82
State registration and filing fees	29
Other expenses	103
Total expenses	4,105
Expenses waived/reimbursed by Adviser	(1,557)
Net expenses	2,548
Net Investment Income	767
Change in net assets resulting from operations	$767

See notes to financial statements.

13

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Tax Exempt Money Market Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
From Investments:
Operations:
Net investment income	$767	$15,054
Net realized gains from investments	—	251
Change in net assets resulting from operations	767	15,305
Change in net assets resulting from distributions to shareholders	(988)	(15,244)
Change in net assets resulting from capital transactions	(783,392)	(252,647)
Change in net assets	(783,613)	(252,586)
Net Assets:
Beginning of period	1,345,628	1,598,214
End of period	$562,015	$1,345,628
Capital Transactions:
Proceeds from shares issued	$268,164	$1,014,473
Distributions reinvested	967	15,087
Cost of shares redeemed	(1,052,523)	(1,282,207)
Change in net assets resulting from capital transactions	$(783,392)	$(252,647)
Share Transactions:
Issued	268,164	1,014,473
Reinvested	967	15,087
Redeemed	(1,052,523)	(1,282,207)
Change in Shares	(783,392)	(252,647)

See notes to financial statements.

14

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15

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities						Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains on Investments		Total from Investment Activities		Net Investment Income	Net Realized Gains from Investments
USAA Tax Exempt Money Market Fund
Year Ended March 31, 2021	$1.00	—	(b)(c)	—		—	(b)	— (b)	—	(b)
Year Ended March 31, 2020	$1.00	0.01	(c)	—	(b)	0.01		(0.01)	—
Year Ended March 31, 2019	$1.00	0.01		—	(b)	0.01		(0.01)	—
Year Ended March 31, 2018	$1.00	0.01		—	(b)	0.01		(0.01)	—
Year Ended March 31, 2017	$1.00	—	(b)	—	(b)	—	(b)	— (b)	—	(b)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 3 of the accompanying Notes to Financial Statements.

(a)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31, fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio by less than 0.01%.

(b)  Amount is less than $0.005 per share.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Prior to August 1, 2017, USAA Asset Management Company ("AMCO") (previous Investment Adviser) had voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.

See notes to financial statements.

16

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Expenses^(a)		Net Investment Income	Gross Expenses(a)	Net Assets, End of Period (000's)
USAA Tax Exempt Money Market Fund
Year Ended March 31, 2021	— (b)	$1.00	0.10%		0.35%		0.11%	0.57%	$562,015
Year Ended March 31, 2020	(0.01)	$1.00	1.05%		0.56%		1.04%	0.56%	$1,345,628
Year Ended March 31, 2019	(0.01)	$1.00	1.05%		0.56%		1.04%	0.56%	$1,598,214
Year Ended March 31, 2018	(0.01)	$1.00	0.51	%(d)	0.56	%(d)	0.50%	0.56%	$1,761,649
Year Ended March 31, 2017	— (b)	$1.00	0.23%		0.54%		0.11%	0.58%	$2,007,091

See notes to financial statements.

17

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Tax Exempt Money Market Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

The Fund has adopted policies and procedures permitting the Board of Trustees (the "Board") of the Fund to impose a liquidity fee or to temporarily suspend redemptions from the Fund (a "redemption gate") if the Fund's weekly liquid assets fall below specific thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate would temporarily delay your ability to redeem your investments in the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

Securities for which amortized cost valuations are considered unreliable or for whose values have been materially affected by a significant event are valued in good faith, at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value ("NAV"). No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Realized Gains (Losses)
$166,155	$183,050	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

3. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. The Fund's Investment Adviser fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended March 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.10% of average daily net assets, of the Fund. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. Transfer agent's fees for the Fund are accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended March 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2021, the expense limit (excluding voluntary waivers) was 0.56%.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

Amendment #1 to the expense limitation agreement was effective March 23, 2020. Under this amendment, the Adviser agreed to further reimburse fees in excess of the Fund's expense limit agreement of 0.56% dated July 1, 2019. These voluntary reductions, to the extent necessary, are to maintain a certain minimum net yield of the Fund. Under this agreement to reimburse additional fees, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, to the extent any repayments would not cause the Fund's net yield to fall below the Fund's minimum yield at

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

the time of: (a) the original waiver or expense reimbursement; or (b) the expense limit in effect at the time of the extra waiver.

As of March 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at March 31, 2021.

Expires March 31, 2023	Expires March 31, 2024	Total
$19	$1,557	$1,576

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, sub-administrator, sub-fund accountant, custodian, and Distributor.

4. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Stable Net Asset Value Risk — You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Credit Risk — The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

5. Borrowing and Interfund Lending:

Line of Credit:

For the year ended March 31, 2021, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended March 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank also received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2021.

6. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021
Year Ended March 31, 2021					Year Ended March 31, 2020
Distributions paid from					Distributions paid from
Ordinary Income	Net Long- Term Capital Gains	Total Taxable Distributions	Tax- Exempt Distributions	Total Distributions Paid	Ordinary Income	Net Long- Term Capital Gains	Total Taxable Distributions	Tax- Exempt Distributions	Total Distributions Paid
$75	$101	$176	$812	$988	$202	$32	$234	$15,010	$15,244

As of March 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Distributions Payable	Total Accumulated Earnings (Loss)
$4	$(5)	$(1)

As of March 31, 2021, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of March 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$560,954	$—	$—	$—

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Tax Exempt Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Money Market Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 26, 2021

26

USAA Mutual Funds Trust	Supplemental Information March 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

27

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

28

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, (a) Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

(a)  Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

29

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

30

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

31

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

32

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Fund makes available on VCM.com a complete list of portfolio holdings no sooner than 5 business days after the end of each month. Form N-MFP is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 10/1/20	Actual Ending Account Value 3/31/21	Hypothetical Ending Account Value 3/31/21	Actual Expenses Paid During Period 10/1/20- 3/31/21*	Hypothetical Expenses Paid During Period 10/1/20- 3/31/21*	Annualized Expense Ratio During Period 10/1/20- 3/31/21
$1,000.00	$1,000.30	$1,023.68	$1.25	$1.26	0.25%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

33

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2021 (amounts in thousands):

Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Tax Exempt Distributions
$75	$101	$812

34

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Tax Exempt Money Market Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020, meeting, at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity

35

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate—which includes advisory and administrative services, as well as any fee waivers and reimbursements—was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and below its Lipper index for the one-year period ended September 30, 2020, and was below the average of its performance universe and its Lipper index for the three-, five-, and ten-year periods ended September 30, 2020.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing

36

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

37

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40859-0521

MARCH 31, 2021

Annual Report

USAA Target Managed Allocation Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper form free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	27
Supplemental Information (Unaudited)	28
Trustees' and Officers' Information	28
Proxy Voting and Portfolio Holdings Information	34
Expense Example	34
Additional Federal Income Tax Information	35
Advisory Contract Agreement	36
Liquidity Risk Management Program	39
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The annual reporting period ended March 31, 2021, was a year like no other. It wasn't that long ago that we were all coming to grips with an emerging global pandemic, economic shutdowns, and financial markets in turmoil. We somehow persevered and have even emerged from those challenging days—dare I say—with a renewed sense of optimism. In retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

Consider everything that transpired over the past 12 months. A novel coronavirus ("COVID-19") and the subsequent worldwide spread of COVID-19 prompted governments everywhere to issue austere shelter-in-place orders, and the global economy slowed abruptly. Equity markets sold off, while unprecedented levels of volatility roiled traditionally placid bond markets. During the second quarter of 2020, domestic GDP contracted by an alarming annual rate of 31.4%, according to the U.S. Department of Commerce ("Commerce Department").

It's no surprise that many investors flocked to the perceived safety of U.S. Treasurys during this period of tumult. Meanwhile, liquidity evaporated (for a short spell) in other segments of the fixed-income world, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

Fortunately, a response came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act").

It was impressive how quickly those actions helped arrest the stock market's freefall and restore order across much of the fixed-income universe. The rebound was as robust as the drawdown, and third quarter 2020 GDP bounced back and grew at a 33.4% annualized rate, according to the Commerce Department.

Late in the year, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As the year ended and we moved into the first quarter of 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply, and many investors began to worry about inflation in the post-pandemic world.

Through all the unprecedented events and volatility, the S&P 500® Index registered an impressive annual return of 56.35% for the 12-month period ended March 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped more than 100 basis points, reflecting both the very low starting rate and substantial fiscal

2

stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.74%

On the whole, markets endured and surprised to the upside, but perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to remain focused on your long-term investment goals and avoid making emotional decisions.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396, or visit our website at www.vcm.com.

Thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Target Managed Allocation Fund

Manager's Commentary

(Unaudited)

Victory Solutions
Mannik S. Dhillon, CFA, CAIA
Lance Humphrey, CFA

•  What were the market conditions during the reporting period?

The beginning of the reporting period brought a dramatic reversal from the difficult environment that characterized the first three months of 2020. While COVID-19 cases continued to rise investors grew increasingly confident that the economy would be able to recover from its sharp downturn of February and March. The optimism stemmed, in part, from a series of better-than-expected economic reports interpreted as evidence that the slump in growth would be less severe than was initially feared. The markets were further cheered by the aggressive response by the U.S. Federal Reserve (the "Fed"). In addition to reiterating its commitment to keep short-term interest rates near zero for an extended period, the Fed announced the direct purchase of both individual bonds and exchange-traded bond funds. The central bank's unusual steps offered corporations the latitude to issue debt at ultra-low rates, providing them with the cash necessary to withstand the effects of the COVID-19.

The global financial markets produced healthy returns during the second half of 2020, wrapping up a positive year for the major asset classes. Investors' appetite for risk improved considerably in early November, when the approval of vaccines for COVID-19 raised expectations that the world economy could gradually return to normal in 2021. The conclusion of the U.S. elections, which removed a source of uncertainty that had depressed performance in September and October, was an additional tailwind. The markets were also aided by continued indications that the Fed and other central banks would maintain their highly accommodative policies indefinitely. Not least, an agreement on a new round of U.S. fiscal stimulus further cheered investors in late December. Together, these developments outweighed negative headlines surrounding renewed lockdowns and the persistence of the coronavirus.

The first quarter of 2021 proved to be a continuation of the strong equity markets investors experienced over the second half of 2020. Gains from global equity markets were fueled by optimism surrounding the successful rollout of the COVID-19 vaccines coupled with further monetary and fiscal stimulus proposals. Faster-than-expected economic growth produced a meaningful increase in real interest rates, which led to negative returns across most major fixed income asset classes. The 10-year U.S. Treasury bond yield finished at its highest level of the reporting period climbing from under 1% to 1.74%.

•  How did the USAA Target Managed Allocation Fund (the "Fund") perform during the reporting period?

For the reporting period ended March 31, 2021, the Fund had a total return of 44.39%. This compares to total returns of 54.60% for the MSCI All-Country World Index and 2.95% for the Bloomberg Barclays U.S. Universal Index.

4

USAA Mutual Funds Trust

USAA Target Managed Allocation Fund (continued)

•  What strategies did you employ during the reporting period?

USAA Mutual Funds offer five funds in the Target Retirement Series, each of which has a different strategic asset allocation based on investors' risk tolerance and time horizon. Depending on our continuous assessment of market opportunities and risks, we apply tactical asset allocation decisions by overweighting or underweighting the various asset classes in each fund versus our respective strategic allocations. The Target Managed Allocation Fund allows us to make allocation changes to the Target Retirement Series more quickly and with less disruption to the underlying funds in the portfolios. The Fund's asset allocation therefore reflects the need to round out the portfolios of the Target Retirement Series, rather than representing an active strategy. We primarily use exchange-traded funds ("ETFs") and futures to implement our asset allocation views, since they are highly liquid vehicles that allow us to apply our decisions more quickly and efficiently than investing in individual securities.

With this in mind, following the equity market sell off in March, the Fund generally was positioned more conservatively. The Fund had higher than average defensive positions in various fixed income and commodity asset classes that were invested tactically over the period. These positions detracted from performance as investors concern around the global pandemic faded and markets returned to a risk on environment. A substantial portion of the portfolio was invested in U.S. equities, which outperformed the broader global equity markets. Additionally, positions in U.S. small-cap equities and emerging markets equities were added towards the end of 2020 and remained in 2021 adding value to the fund's performance.

The Fund also employs a tactically-oriented equity futures strategy designed to provide incremental return on top of the underlying ETF positions. This strategy performance was mixed over the time period with long positions in U.S. large-cap equities providing value but short positions in U.S. small-cap equities detracting from performance. Short positions in futures tracking the Japan Topix Index also contributed positively to performance of the strategy.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Target Managed Allocation Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2021

INCEPTION DATE	8/7/15
	Net Asset Value	MSCI All-Country World Index[1]	Bloomberg Barclays U.S. Universal Index[2]
One Year	44.39%	54.60%	2.95%
Five Year	10.23%	13.21%	3.59%
Since Inception	8.23%	10.70%	3.65%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Target Managed Allocation Fund — Growth of $10,000

**The performance of the MSCI All-Country World Index and Bloomberg Barclays U.S. Universal Index is calculated from the end of the month, July 31, 2015, while the inception date of the USAA Target Managed Allocation Fund is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

1The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Bloomberg Barclays U.S. Universal Bond Index is comprised of U.S. dollar-denominated, taxable bonds that are related investment grade or below investment grade. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Target Managed Allocation Fund	March 31, 2021

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to maximize total return primarily through capital appreciation.

Asset Allocation*:

March 31, 2021

(% of Net Assets)

*Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

7

USAA Mutual Funds Trust USAA Target Managed Allocation Fund	Schedule of Portfolio Investments March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (99.2%)
iShares MSCI Canada ETF	1,872,550	$63,760
iShares MSCI Japan ETF	242,842	16,640
iShares Russell 2000 ETF (a)	316,087	69,836
JPMorgan BetaBuilders Canada ETF	721,350	21,316
JPMorgan BetaBuilders Japan ETF	371,201	10,572
United States Oil Fund LP (a)(b)	156,732	6,352
Vanguard FTSE All-World ex-U.S. ETF	1,255,340	76,174
Vanguard FTSE Emerging Markets ETF (a) (c)	1,573,118	81,881
Vanguard FTSE Europe ETF (a)	422,119	26,594
Vanguard S&P 500 ETF (c)	156,731	57,097
Vanguard Total Stock Market ETF (c)	460,162	95,111
Total Exchange-Traded Funds (Cost $462,805)		525,333
Collateral for Securities Loaned^ (11.8%)
Federated Government Obligations Fund Institutional Shares, 0.04% (d)	420,405	420
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.04% (d)	22,689,039	22,689
HSBC U.S. Government Money Market Fund I Shares, 0.04% (d)	12,089,897	12,090
Invesco Government & Agency Portfolio Institutional Shares, 0.03% (d)	16,112,417	16,112
Morgan Stanley Institutional Liquidity Government Portfolio Institutional Shares, 0.03% (d)	11,379,493	11,380
Total Collateral for Securities Loaned (Cost $62,691)		62,691
Total Investments (Cost $525,496) — 111.0%		588,024
Liabilities in excess of other assets — (11.0)%		(58,411)
NET ASSETS — 100.00%		$529,613

At March 31, 2021, the Fund's investments in international securities were 56.1% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments.

(d)  Rate disclosed is the daily yield on March 31, 2021.

ETF — Exchange-Traded Fund

LP — Limited Partnership

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Target Managed Allocation Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
ASX SPI 200 Index Futures	187	6/17/21	$24,447,220	$24,020,603	$51,318
E-Mini S&P 500 Futures	409	6/18/21	80,425,781	81,133,330	707,549
Hang Seng Index Futures	60	4/29/21	10,755,112	10,927,474	180,362
Swiss Market Index Futures	270	6/18/21	31,051,912	31,222,857	771,050
					$1,710,279

Futures Contracts Sold

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Index Futures	349	6/18/21	$40,990,481	$38,782,625	$2,207,856
Euro Stoxx 50 Futures	588	6/18/21	26,367,084	26,655,503	(734,853)
FTSE 100 Index Futures	593	6/18/21	55,092,935	54,597,556	48,252
Tokyo Price Index Futures	141	6/10/21	24,704,765	24,886,099	(688,211)
					$833,044
	Total unrealized appreciation				$3,966,387
	Total unrealized depreciation				(1,423,064)
	Total net unrealized appreciation (depreciation)				$2,543,323

See notes to financial statements.

9

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Target Managed Allocation Fund
Assets:
Investments, at value (Cost $525,496)	$588,024	(a)
Cash	1,143
Deposit with brokers for futures contracts	1,798
Receivables:
Interest and dividends	9
Investments sold	46,750
Variation margin on open futures contracts	1,374
Prepaid expenses and other assets	5
Total Assets	639,103
Liabilities:
Payables:
Collateral received on loaned securities	62,691
Investments purchased	45,685
Variation margin on open futures contracts	792
Accrued expenses and other payables:
Investment advisory fees	226
Administration fees	23
Custodian fees	4
Transfer agent fees	23
Compliance fees	—	(b)
Trustees' fees	—	(b)
Other accrued expenses	46
Total Liabilities	109,490
Net Assets:
Capital	416,860
Total accumulated earnings/(loss)	112,753
Net Assets	$529,613
Shares (unlimited number of shares authorized with no par value):	43,310
Net asset value, offering and redemption price per share: (c)	$12.23

(a)  Includes $61,852 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

10

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2021

(Amounts in Thousands)

USAA Target Managed Allocation Fund
Investment Income:
Dividends	$7,779
Interest	267
Securities lending (net of fees)	81
Total Income	8,127
Expenses:
Investment advisory fees	2,542
Administration fees	254
Sub-Administration fees	17
Custodian fees	23
Transfer agent fees	254
Trustees' fees	46
Compliance fees	3
Legal and audit fees	67
State registration and filing fees	3
Interfund lending fees	1
Other expenses	40
Total Expenses	3,250
Net Investment Income (Loss)	4,877
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	99,290
Net realized gains (losses) from foreign currency transactions	90
Net realized gains (losses) from futures contracts	(17,887)
Net change in unrealized appreciation/depreciation on investment securities	93,401
Net change in unrealized appreciation/depreciation on foreign currency translations	365
Net change in unrealized appreciation/depreciation on futures contracts	3,220
Net realized/unrealized gains (losses) on investments	178,479
Change in net assets resulting from operations	$183,356

See notes to financial statements.

11

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Target Managed Allocation Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
From Investments:
Operations:
Net investment income (loss)	$4,877	$9,984
Net realized gains (losses) from investments	81,493	9,438
Net change in unrealized appreciation/depreciation on investments	96,986	(57,387)
Change in net assets resulting from operations	183,356	(37,965)
Change in net assets resulting from distributions to shareholders	(30,747)	(25,937)
Change in net assets resulting from capital transactions	(69,612)	(1,689)
Change in net assets	82,997	(65,591)
Net Assets:
Beginning of period	446,616	512,207
End of period	$529,613	$446,616
Capital Transactions:
Proceeds from shares issued	$1,065	$5,264
Distributions reinvested	30,747	25,937
Cost of shares redeemed	(101,424)	(32,890)
Change in net assets resulting from capital transactions	$(69,612)	$(1,689)
Share Transactions:
Issued	94	590
Reinvested	2,654	2,372
Redeemed	(9,179)	(3,127)
Change in Shares	(6,431)	(165)

See notes to financial statements.

12

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13

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Target Managed Allocation Fund
Year Ended March 31, 2021	$8.98	0.11	(a)	3.84	3.95	(0.09)	(0.61)
Year Ended March 31, 2020	$10.26	0.20	(a)	(0.96)	(0.76)	(0.22)	(0.30)
Year Ended March 31, 2019	$11.22	0.17		(0.10)	0.07	(0.15)	(0.88)
Year Ended March 31, 2018	$10.46	0.16		0.73	0.89	(0.13)	— (d)
Year Ended March 31, 2017	$9.49	0.14		0.97	1.11	(0.14)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Reflects overall decrease in purchases and sales of securities.

(c)  Reflects an increase in trading activity due to asset allocation shifts.

(d)  Amount is less than $0.005 per share.

(e)  Prior to August 1, 2016, USAA Asset Management Company ("AMCO") (previous Investment Adviser) had voluntarily agreed to limit the annual expenses of the Fund to 0.70% of the Fund's average daily net assets.

See notes to financial statements.

14

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^		Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Target Managed Allocation Fund
Year Ended March 31, 2021	(0.70)	$12.23	44.39%	0.64%		0.96%	0.64%	$529,613	202	%(b)
Year Ended March 31, 2020	(0.52)	$8.98	(8.20)%	0.64%		1.88%	0.64%	$446,616	298	%(c)
Year Ended March 31, 2019	(1.03)	$10.26	1.32%	0.65%		1.83%	0.65%	$512,207	195	%(c)
Year Ended March 31, 2018	(0.13)	$11.22	8.48%	0.65%		1.50%	0.65%	$487,599	75	%(b)
Year Ended March 31, 2017	(0.14)	$10.46	11.72%	0.64	%(e)	1.37%	0.64%	$462,794	125%

See notes to financial statements.

15

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Target Managed Allocation Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund is not offered for sale directly to the general public and is available currently for investment only to other USAA Mutual Funds participating in a fund-of-funds investment strategy or other persons or legal entities that the Fund may approve from time to time.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$525,333	$—	$—	$525,333
Collateral for Securities Loaned	62,691	—	—	62,691
Total	$588,024	$—	$—	$588,024
Other Financial Investments*
Assets:
Futures Contracts	$3,966	$—	$—	$3,966
Liabilities:
Futures Contracts	$(1,423)	$—	$—	$(1,423)
Total	$2,543	$—	$—	$2,543

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended March 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with brokers for futures contracts.

During the year ended March 31, 2021, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of March 31, 2021 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$3,966	$1,423

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended March 31, 2021 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$(17,887)	$3,220

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged, except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of March 31, 2021.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$61,852	$—	$62,691

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$990,893	$1,071,056	$—	$18,035

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi annual reports may be viewed at vcm.com. As of March 31, 2021, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Fund	Ownership %
USAA Cornerstone Conservative Fund	1.2%
USAA Cornerstone Equity Fund	2.7%
USAA Target Retirement Income Fund	8.0%
USAA Target Retirement 2030 Fund	24.4%
USAA Target Retirement 2040 Fund	36.3%
USAA Target Retirement 2050 Fund	24.1%
USAA Target Retirement 2060 Fund	3.3%

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended March 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.05% of average daily net assets, of the Fund Shares. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. Transfer agent's fees for the Fund are accrued daily and paid monthly at an annualized rate of 0.05% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for year ended March 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2021, the expense limit (excluding voluntary waivers) was 0.65%.

Under the terms of the agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of March 31, 2021, there are no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Portfolio Reallocation Risk — The Frequent changes in the allocation of the Fund's portfolio holdings portfolio holdings may result in higher portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more brokerage commissions than it would without a reallocation policy. In addition, the Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not reallocate from time to time.

ETF Risk — ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund's investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund's management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund's investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

LIBOR Discontinuation Risk — Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021, it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

7. Borrowing and Interfund Lending:

Line of Credit:

For the year ended March 31, 2021, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended March 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank also received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund, that is permitted to participate in the Facility, in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended March 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$9,368	4	0.58%	$15,457

*  For the year ended March 31, 2021, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended March 31, 2021			Year Ended March 31, 2020
Distributions Paid from			Distributions Paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$22,170	$8,577	$30,747	$24,166	$1,771	$25,937

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

As of March 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$17,936	$33,295	$51,231	$61,522	$112,753

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

As of March 31, 2021, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of March 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$526,305	$62,638	$(1,116)	$61,522

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Target Managed Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Target Managed Allocation Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 26, 2021

27

USAA Mutual Funds Trust	Supplemental Information March 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

28

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

29

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, (a) Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

(a)  Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

30

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

31

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director, Investment Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021) Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) ((March 2010-March 2021)); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

32

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

33

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 10/1/20	Actual Ending Account Value 3/31/21	Hypothetical Ending Account Value 3/31/21	Actual Expenses Paid During Period 10/1/20- 3/31/21*	Hypothetical Expenses Paid During Period 10/1/20- 3/31/21*	Annualized Expense Ratio During Period 10/1/20- 3/31/21
$1,000.00	$1,166.00	$1,021.74	$3.46	$3.23	0.64%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

34

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2021 (amounts in thousands):

Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
$18,212	$8,577

35

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Target Managed Allocation Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020, meeting, at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of

36

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate—which includes advisory and administrative services, as well as any fee waivers and reimbursements—was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one- and three-year periods ended September 30, 2020, and was above the average of its performance universe and below its Lipper index for the five-year period ended September 30, 2020.

37

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

38

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Funds' investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a virtual video conference meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

39

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800	) 235-8396

98358-0521

MARCH 31, 2021

Annual Report

USAA Tax Exempt Long-Term Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper form free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	29
Statement of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	34
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	46
Supplemental Information (Unaudited)	47
Trustees' and Officers' Information	47
Proxy Voting and Portfolio Holdings Information	53
Expense Examples	53
Additional Federal Income Tax Information	54
Advisory Contract Agreement	55
Liquidity Risk Management Program	58
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.
1

(Unaudited)

Dear Shareholder,

The annual reporting period ended March 31, 2021, was a year like no other. It wasn't that long ago that we were all coming to grips with an emerging global pandemic, economic shutdowns, and financial markets in turmoil. We somehow persevered and have even emerged from those challenging days—dare I say—with a renewed sense of optimism. In retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

Consider everything that transpired over the past 12 months. A novel coronavirus ("COVID-19") and the subsequent worldwide spread of COVID-19 prompted governments everywhere to issue austere shelter-in-place orders, and the global economy slowed abruptly. Equity markets sold off, while unprecedented levels of volatility roiled traditionally placid bond markets. During the second quarter of 2020, domestic GDP contracted by an alarming annual rate of 31.4%, according to the U.S. Department of Commerce ("Commerce Department").

It's no surprise that many investors flocked to the perceived safety of U.S. Treasurys during this period of tumult. Meanwhile, liquidity evaporated (for a short spell) in other segments of the fixed-income world, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

Fortunately, a response came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act").

It was impressive how quickly those actions helped arrest the stock market's freefall and restore order across much of the fixed-income universe. The rebound was as robust as the drawdown, and third quarter 2020 GDP bounced back and grew at a 33.4% annualized rate, according to the Commerce Department.

Late in the year, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As the year ended and we moved into the first quarter of 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply, and many investors began to worry about inflation in the post-pandemic world.

Through all the unprecedented events and volatility, the S&P 500® Index registered an impressive annual return of 56.35% for the 12-month period ended March 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped more than 100 basis points, reflecting both the very low starting rate and substantial fiscal

2

stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.74%

On the whole, markets endured and surprised to the upside, but perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to remain focused on your long-term investment goals and avoid making emotional decisions.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396, or visit our website at www.vcm.com.

Thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Tax Exempt Long-Term Fund

Manager's Commentary

(Unaudited)

Regina G. Conklin, CFA, CPA
Andrew Hattman, CFA, CAIA
Lauren Spalten*

•  What were the market conditions during the reporting period?

Tax-exempt bonds as measured by the Bloomberg Barclays Municipal Bond Index generated positive returns during the 12-month reporting period ended March 31, 2021, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) However, the market saw significant volatility during the reporting period due primarily to COVID-19 and related economic and government reactions.

The reporting period began near the beginning of the COVID-19 crisis in the United States. The market had just sold off sharply in March 2020, and the first month of the reporting period was highlighted by significant volatility as the market reacted to COVID-19 and subsequent economic shutdowns, but also substantial fiscal and monetary response from the federal government. Starting in May 2020, the municipal market began a long, uneven recovery for the rest of the calendar year, driven by significant government intervention and investor expectations of a future return to normalcy. The recovery was marked by sizeable fund flows into tax-exempt mutual funds and material tightening of credit spreads (the yield difference between riskier bond yields and the safest bond yields). The recovery took a slight pause in the months ahead of the election, as uncertainty surrounding the election, as well as uncertainty around aid for municipal borrowers weighed on the market for a couple of months. However, the year ended with the market up significantly from the start of both the calendar year and the reporting period. January of 2021 saw a continuation of the market recovery, but the last part of the reporting period was highlighted by a sell-off in the municipal market as tax-exempt bonds finally succumbed to pressures caused by the meaningful increase in U.S. Treasury yields in the first quarter of 2021.

The end of the reporting period found the municipal market fighting the headwinds of potential higher U.S. Treasury rates and inflation, but with several notable tailwinds in support to include: heavy fund flows into tax-exempt mutual funds, investor expectations of increasing tax rates, and stimulus money flowing to municipal borrowers.

•  How did the USAA Tax Exempt Long-Term Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares and Class A (effective June 29, 2020, the Adviser Shares were were redesignated Class A and became subject to a front-end sales charge). For the reporting period ended March 31, 2021, the Fund Shares and Class A had a total return of 7.00% and 6.80%, respectively, versus an average return of 6.74% amongst the funds in the Lipper General & Insured Municipal Debt Funds category. This compares to returns of 7.54% for the Lipper General & Insured Municipal

*Effective March 2, 2021, Lauren Spalten was added as a portfolio manager on the Fund and John C. Bonnell was removed.

4

USAA Mutual Funds Trust

USAA Tax Exempt Long-Term Fund (continued)

Manager's Commentary (continued)

Debt Funds Index and 5.51% for the Bloomberg Barclays Municipal Bond Index. The Institutional Shares commenced operations on June 29, 2020, and from that time through March 31, 2021, had a total return of 4.71%.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment- grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Tax Exempt Long-Term Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2021

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	3/19/82	6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Barclays Municpal Bond Index[1]	Lipper General & Insured Municipal Debt Funds Index[2]
One Year	7.00%	NA	6.80%	4.43%	5.51%	7.54%
Five Year	3.64%	NA	3.39%	2.92%	3.49%	3.72%
Ten Year	5.25%	NA	4.95%	4.71%	4.54%	5.03%
Since Inception	NA	4.71%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Tax Exempt Long-Term Fund — Growth of $10,000

1 The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2 The unmanaged Lipper General & Insured Municipal Debt Funds Index measures the Fund's performance to that of the Lipper General & Insured Municipal Debt Funds category. This index does not include the effect of sales charges, commmissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	March 31, 2021

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to provide investors with interest income that is exempt from federal income tax.

Top 10 Industries

March 31, 2021

(% of Net Assets)

Hospital	18.0%
General Obligation	13.1%
Education	11.8%
Nursing/CCRC	9.2%
Special Assessment/Tax/Fee	7.1%
Toll Road	6.5%
Escrowed Bonds	4.7%
Water/Sewer Utility	4.1%
Multifamily Housing	4.0%
Oil & Gas Refining & Marketing	3.9%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund (continued)	March 31, 2021

  (Unaudited)

Portfolio Ratings Mix:

March 31, 2021

(% of Net Assets)

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization ("NRSRO"), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. Victory Capital Management Inc. ("Adviser") also performs its own fundamental credit analysis of each security. As a part of its fundamental credit analysis, the Adviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Adviser on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

8

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Common Stocks (0.1%)
Utilities (0.1%):
Energy Harbor Corp. (a)	67,456	$1,811
Total Common Stocks (Cost $1,678)		1,811
Municipal Bonds (98.9%)
Alabama (1.0%):
Homewood Educational Building Authority Revenue, 5.00%, 12/1/47, Continuously Callable @ 100	$4,500	5,167
Montgomery Medical Clinic Board Revenue, 5.00%, 3/1/36, Continuously Callable @ 100	1,750	1,988
The Lower Alabama Gas District Revenue, Series A, 5.00%, 9/1/46	11,500	16,342
		23,497
Arizona (3.0%):
Apache County IDA Revenue, Series A, 4.50%, 3/1/30, Continuously Callable @ 100	5,000	5,179
Arizona Health Facilities Authority Revenue
5.00%, 2/1/42, Continuously Callable @ 100	6,000	6,214
1.90% (MUNIPSA+185bps), 2/1/48, (Put Date 2/1/23) (b) (h)	5,000	5,131
Arizona IDA Revenue, 5.00%, 7/1/52, Continuously Callable @ 100	1,725	1,970
City of Phoenix Civic Improvement Corp. Revenue (INS — National Public Finance Guarantee Corp.)
Series B, 5.50%, 7/1/29	1,000	1,295
Series B, 5.50%, 7/1/30	1,500	1,973
Maricopa County IDA Revenue, 5.00%, 7/1/47, Continuously Callable @ 100	1,600	1,748
Maricopa County Pollution Control Corp. Revenue, Series A, 0.14%, 6/1/43, Callable 5/3/21 @ 100 (c)	19,300	19,300
Pinal County Electric District No. 3 Revenue, 4.00%, 7/1/41, Continuously Callable @ 100	10,000	11,084
The City of Phoenix IDA Revenue
5.00%, 7/1/41, Continuously Callable @ 100	1,200	1,316
5.00%, 7/1/42, Continuously Callable @ 100	1,250	1,411
5.00%, 7/1/44, Continuously Callable @ 100	6,000	6,445
The Pima County IDA Revenue
4.00%, 9/1/29, Continuously Callable @ 100	3,000	3,192
5.00%, 6/15/52, Continuously Callable @ 100 (d)	2,000	2,017
The Prima County IDA Revenue, Series A, 4.50%, 6/1/30, Continuously Callable @ 100	2,685	2,807
The Yavapai County IDA Revenue, 4.00%, 8/1/43, Continuously Callable @ 100	1,725	1,887
		72,969
Arkansas (0.2%):
Arkansas Development Finance Authority Revenue (INS — AMBAC Assurance Corp.)
7/1/28 (e)	1,000	894
7/1/29 (e)	1,165	1,013
7/1/30 (e)	1,150	973
7/1/36 (e)	2,500	1,676
		4,556

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
California (6.8%):
California Health Facilities Financing Authority Revenue, 5.00%, 11/15/56, Continuously Callable @ 100	$1,000	$1,198
California Municipal Finance Authority Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8061, 0.58%, 1/1/60, Callable 1/1/37 @ 100 (c) (d)	5,000	5,000
California State Public Works Board Revenue
5.00%, 6/1/31, Continuously Callable @ 100	2,950	3,241
Series B, 5.00%, 10/1/30, Pre-refunded 10/1/21 @ 100	2,000	2,048
Series B, 5.00%, 10/1/31, Pre-refunded 10/1/21 @ 100	1,110	1,136
Series B, 5.00%, 10/1/39, Continuously Callable @ 100	3,500	3,991
Series D, 5.00%, 12/1/29, Continuously Callable @ 100	2,500	2,580
Series D, 5.00%, 12/1/31, Continuously Callable @ 100	2,000	2,063
California Statewide Communities Development Authority Revenue (LIQ — Deutsche Bank A.G.)
0.71%, 4/1/52, Callable 5/10/21 @ 100 (c) (d)	3,245	3,245
Series DBE-8065, 0.58%, 11/1/52, Callable 11/1/21 @ 100 (c) (d)	10,000	10,000
Cerritos Community College District, GO
Series D, 8/1/31 (e)	1,000	835
Series D, 8/1/32 (e)	2,500	2,030
Series D, 8/1/33 (e)	2,175	1,716
Series D, 8/1/34 (e)	1,000	765
Series D, 8/1/35 (e)	1,500	1,113
Series D, 8/1/36 (e)	2,200	1,583
City & County of San Francisco Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8059, 0.58%, 12/1/52, Callable 12/1/21 @ 100 (c) (d)	13,000	13,000
Coachella Valley Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series D, 8/1/41 (e)	8,500	4,931
El Camino Community College District, GO
Series C, 8/1/34 (e)	3,000	2,332
Series C, 8/1/38 (e)	3,000	1,997
El Monte Union High School District, GO (INS — Assured Guaranty Municipal Corp.), 6/1/42 (e)	10,000	5,560
Golden State Tobacco Securitization Corp. Revenue, Series A, 5.00%, 6/1/30, Continuously Callable @ 100	2,000	2,185
Indio Redevelopment Agency Successor Agency Tax Allocation, Series A, 5.25%, 8/15/35, Continuously Callable @ 100	1,580	1,586
Los Alamitos Unified School District Certificate of Participation
8/1/34, Continuously Callable @ 100 (f)	1,200	1,361
8/1/42, Continuously Callable @ 100 (g)	4,500	4,848
Monterey Peninsula Unified School District, GO (INS-Assured Guaranty Municipal Corp.), Series A, 5.50%, 8/1/34, Pre-refunded 8/1/21 @ 100	3,000	3,052
New York State Housing Finance Agency Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8072, 0.58%, 1/1/52, Callable 4/15/21 @ 100 (c) (d)	5,000	5,000
Paramount Unified School District, GO
8/1/34 (e)	1,860	1,426
8/1/35 (e)	2,000	1,483
8/1/36 (e)	2,750	1,971
8/1/37 (e)	2,750	1,910

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Sacramento City Schools Joint Powers Financing Authority Revenue (INS — Build America Mutual Assurance Co.)
Series A, 5.00%, 3/1/36, Continuously Callable @ 100	$2,560	$2,785
Series A, 5.00%, 3/1/40, Continuously Callable @ 100	2,000	2,157
San Diego Public Facilities Financing Authority Revenue, Series A, 5.00%, 10/15/44, Continuously Callable @ 100	2,500	2,900
San Ysidro School District, GO (INS — Assured Guaranty Municipal Corp.)
Series G, 8/1/36 (e)	13,605	9,972
Series G, 8/1/37 (e)	14,285	10,171
Santa Ana Unified School District Certificate of Participation (INS — Assured Guaranty Municipal Corp.), 4/1/29 (e)	15,000	12,340
State of California, GO
5.25%, 4/1/35, Continuously Callable @ 100	8,000	8,390
5.00%, 2/1/38, Continuously Callable @ 100	6,750	7,299
5.00%, 10/1/47, Continuously Callable @ 100	5,000	5,893
Stockton Unified School District, GO (INS — Assured Guaranty Municipal Corp.), Series D, 8/1/34 (e)	8,885	6,650
		163,743
Colorado (2.3%):
Colorado Educational & Cultural Facilities Authority Revenue
4.00%, 12/1/48, Continuously Callable @ 100	2,500	2,740
5.00%, 4/1/53, Continuously Callable @ 100	750	896
Series A, 5.25%, 4/1/43, Continuously Callable @ 100	2,500	2,664
Colorado Health Facilities Authority Revenue
5.00%, 12/1/42, Pre-refunded 6/1/22 @ 100	5,000	5,278
5.00%, 6/1/45, Pre-refunded 6/1/25 @ 100	6,000	7,117
5.00%, 6/1/47, Pre-refunded 6/1/27 @ 100	1,250	1,573
Series A, 4.00%, 8/1/49, Continuously Callable @ 100	2,500	2,817
Series A, 4.00%, 9/1/50, Continuously Callable @ 100	1,500	1,667
Series A, 4.00%, 12/1/50, Continuously Callable @ 103	7,250	7,738
Denver Health & Hospital Authority Revenue, Series A, 4.00%, 12/1/40, Continuously Callable @ 100	750	861
E-470 Public Highway Authority Revenue (INS — National Public Finance Guarantee Corp.), Series B, 9/1/35, Continuously Callable @ 64 (e)	10,000	5,811
Park Creek Metropolitan District Revenue
5.00%, 12/1/45, Continuously Callable @ 100	1,000	1,132
5.00%, 12/1/46, Continuously Callable @ 100	2,500	2,826
5.00%, 12/1/51, Continuously Callable @ 100	2,000	2,244
Rampart Range Metropolitan District No. 1 Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 12/1/47, Continuously Callable @ 100	4,000	4,784
Regional Transportation District Certificate of Participation, Series A, 5.00%, 6/1/44, Continuously Callable @ 100	5,000	5,446
Southlands Metropolitan District No. 1, GO, Series A-1, 5.00%, 12/1/47, Continuously Callable @ 100	1,000	1,080
		56,674
Connecticut (0.6%):
Connecticut State Health & Educational Facilities Authority Revenue, Series A, 4.00%, 7/1/49, Continuously Callable @ 100	3,000	3,286
Mashantucket Western Pequot Tribe Revenue, 6.05%, 7/1/31	59,890	1,737

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
State of Connecticut, GO
Series A, 5.00%, 4/15/38, Continuously Callable @ 100	$5,500	$6,730
Series A, 5.00%, 4/15/39, Continuously Callable @ 100	1,550	1,925
		13,678
District of Columbia (1.5%):
District of Columbia Housing Finance Agency Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8070, 0.58%, 8/1/40, Callable 1/1/32 @ 105 (c) (d)	7,500	7,500
District of Columbia Revenue
5.00%, 7/1/36, Pre-refunded 7/1/22 @ 100	1,305	1,378
5.00%, 7/1/42, Pre-refunded 7/1/22 @ 100	1,500	1,581
6.00%, 7/1/43, Pre-refunded 7/1/23 @ 100	1,700	1,921
6.00%, 7/1/48, Pre-refunded 7/1/23 @ 100	1,450	1,638
5.00%, 7/1/49, Continuously Callable @ 100	1,275	1,471
5.00%, 7/1/54, Continuously Callable @ 100	1,140	1,310
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, 5.00%, 10/1/53, Continuously Callable @ 100	10,000	10,388
Washington Convention & Sports Authority Tax Allocation, 5.00%, 10/1/40, Continuously Callable @ 100	10,000	10,021
		37,208
Florida (7.5%):
Alachua County Health Facilities Authority Revenue, 4.00%, 12/1/49, Continuously Callable @ 100	7,000	7,859
City of Atlantic Beach Revenue
Series A, 5.00%, 11/15/53, Continuously Callable @ 103	2,000	2,220
Series B, 5.63%, 11/15/43, Continuously Callable @ 100	7,000	7,700
City of Jacksonville Revenue
5.00%, 10/1/29, Continuously Callable @ 100	2,270	2,431
4.00%, 11/1/45, Continuously Callable @ 100	2,500	2,817
City of Lakeland Revenue
5.00%, 9/1/37, Continuously Callable @ 100	500	528
5.00%, 9/1/42, Continuously Callable @ 100	1,000	1,053
City of Pompano Beach Revenue, 4.00%, 9/1/50, Continuously Callable @ 103	8,000	8,487
County of Miami-Dade Rickenbacker Causeway Revenue, 5.00%, 10/1/43, Continuously Callable @ 100	1,750	1,938
County of Miami-Dade Water & Sewer System Revenue, Series B, 4.00%, 10/1/49, Continuously Callable @ 100	22,000	25,275
County of Polk Florida Utility System Revenue, 4.00%, 10/1/43, Continuously Callable @ 100	2,000	2,372
Escambia County Health Facilities Authority Revenue
4.00%, 8/15/45, Continuously Callable @ 100	5,050	5,602
4.00%, 8/15/50, Continuously Callable @ 100	6,265	6,951
Florida Development Finance Corp. Revenue
4.00%, 7/1/45, Continuously Callable @ 100	600	637
4.00%, 7/1/55, Continuously Callable @ 100	500	529
Series A, 5.00%, 6/15/55, Continuously Callable @ 100	1,500	1,651
Florida Higher Educational Facilities Financial Authority Revenue
5.00%, 3/1/44, Continuously Callable @ 100	4,280	4,703
4.00%, 10/1/44, Continuously Callable @ 100	1,400	1,470
5.00%, 3/1/49, Continuously Callable @ 100	1,250	1,362
4.00%, 10/1/49, Continuously Callable @ 100	1,150	1,197

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 5.00%, 4/1/32, Pre-refunded 4/1/22 @ 100	$600	$628
Series A, 5.25%, 4/1/42, Pre-refunded 4/1/22 @ 100	1,500	1,575
Florida Municipal Loan Council Revenue (INS — Assured Guaranty Municipal Corp.), Series D, 5.25%, 10/1/33, Continuously Callable @ 100	2,500	2,560
Halifax Hospital Medical Center Revenue, 5.00%, 6/1/46, Continuously Callable @ 100	3,000	3,380
Lee County IDA Revenue
5.75%, 10/1/42, Pre-refunded 10/1/22 @ 100	4,000	4,328
5.50%, 10/1/47, Pre-refunded 10/1/22 @ 102	5,000	5,491
5.00%, 11/15/49, Continuously Callable @ 103	12,350	13,971
Lee Memorial Health System Revenue, Series A-1, 4.00%, 4/1/49, Continuously Callable @ 100	4,500	5,044
Miami-Dade County Expressway Authority Revenue
Series A, 5.00%, 7/1/39, Continuously Callable @ 100	5,000	5,647
Series A, 5.00%, 7/1/40, Continuously Callable @ 100	5,000	5,017
Miami-Dade County Health Facilities Authority Revenue, 4.00%, 8/1/47, Continuously Callable @ 100	2,000	2,192
Orange County Health Facilities Authority Revenue, Series B, 4.00%, 10/1/45, Continuously Callable @ 100	1,500	1,645
Palm Beach County Health Facilities Authority Revenue
5.00%, 11/15/45, Continuously Callable @ 103	150	167
5.00%, 5/15/47, Continuously Callable @ 100	5,000	5,623
Series B, 5.00%, 11/15/42, Continuously Callable @ 103	1,000	1,156
Palm Beach County Solid Waste Authority Revenue
5.00%, 10/1/31, Pre-refunded 10/1/21 @ 100	155	159
5.00%, 10/1/31, Continuously Callable @ 100	9,845	10,071
Pinellas County Educational Facilities Authority Revenue
5.00%, 10/1/27, Continuously Callable @ 100	1,000	1,055
5.25%, 10/1/30, Continuously Callable @ 100	1,000	1,057
6.00%, 10/1/41, Continuously Callable @ 100	3,650	3,729
Polk County IDA Revenue
5.00%, 1/1/49, Continuously Callable @ 103	1,000	1,072
5.00%, 1/1/55, Continuously Callable @ 103	1,000	1,070
Sarasota County Health Facilities Authority Revenue, 5.00%, 5/15/48, Continuously Callable @ 103	1,835	2,039
St. Johns County IDA Revenue, 4.00%, 8/1/55, Continuously Callable @ 103	6,000	6,363
Tampa Housing Authority Revenue, 4.85%, 7/1/36, Callable 5/1/21 @ 100	2,200	2,205
Tampa-Hillsborough County Expressway Authority Revenue, Series B, 5.00%, 7/1/42, Pre-refunded 7/1/22 @ 100	3,050	3,235
Volusia County Educational Facility Authority Revenue, Series B, 5.00%, 10/15/45, Pre-refunded 4/15/25 @ 100	2,000	2,359
Volusia County Educational Facility Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 10/15/29, Pre-refunded 10/15/21 @ 100	2,350	2,410
		182,030
Georgia (1.6%):
Gainesville & Hall County Hospital Authority Revenue, 4.00%, 2/15/45, Continuously Callable @ 100	15,000	17,109
Glynn-Brunswick Memorial Hospital Authority Revenue, 5.00%, 8/1/47, Continuously Callable @ 100	1,500	1,722

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Main Street Natural Gas, Inc. Revenue, Series A, 5.00%, 5/15/49	$3,000	$4,358
Private Colleges & Universities Authority Revenue, Series A, 5.00%, 10/1/32, Continuously Callable @ 100	1,600	1,631
The Development Authority of Monroe County Revenue, 0.11%, 11/1/48, Continuously Callable @ 100 (c)	700	700
Valdosta Housing Authority Revenue (LIQ — Deutsche Bank A.G.), Series 2020-XF1089, 0.35%, 4/1/60, Callable 4/1/35 @ 100 (c) (d)	13,325	13,325
		38,845
Illinois (13.2%):
Bureau County Township High School District No. 502, GO (INS — Build America Mutual Assurance Co.)
Series A, 5.00%, 12/1/38, Continuously Callable @ 100	1,555	1,867
Series A, 5.00%, 12/1/39, Continuously Callable @ 100	1,400	1,680
Bureau County Township High School District No. 502, GO (INS-Build America Mutual Assurance Co.), Series A, 5.00%, 12/1/37, Continuously Callable @ 100	1,530	1,843
Chicago Board of Education, GO, Series H, 5.00%, 12/1/36, Continuously Callable @ 100	5,000	5,806
Chicago Board of Education, GO (LIQ — Deutsche Bank A.G.), Series 2017-XM0188, 0.20%, 12/1/39, Callable 12/1/21 @ 100 (c) (d)	4,000	4,000
Chicago Midway International Airport Revenue
Series B, 5.00%, 1/1/41, Continuously Callable @ 100	2,500	2,865
Series B, 5.00%, 1/1/46, Continuously Callable @ 100	3,500	3,982
Chicago O'Hare International Airport Revenue
5.75%, 1/1/43, Continuously Callable @ 100	5,000	5,296
Series C, 4.00%, 1/1/38, Continuously Callable @ 100	1,000	1,159
Series C, 5.00%, 1/1/41, Continuously Callable @ 100	5,000	5,915
Chicago Park District, GO
Series A, 5.00%, 1/1/40, Continuously Callable @ 100	3,000	3,361
Series F-2, 5.00%, 1/1/40, Continuously Callable @ 100	1,125	1,347
City of Chicago Special Assessment, 6.75%, 12/1/32, Continuously Callable @ 100	3,924	3,934
City of Chicago Wastewater Transmission Revenue
5.00%, 1/1/44, Continuously Callable @ 100	4,000	4,438
Series A, 5.00%, 1/1/47, Continuously Callable @ 100	3,000	3,471
Series C, 5.00%, 1/1/39, Continuously Callable @ 100	3,000	3,399
City of Chicago Waterworks Revenue, 5.00%, 11/1/44, Continuously Callable @ 100	3,000	3,360
City of Springfield Electric Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 3/1/40, Continuously Callable @ 100	3,000	3,453
Cook County Community College District No. 508, GO (INS-Build America Mutual Assurance Co.), 5.00%, 12/1/47, Continuously Callable @ 100	9,500	11,018
County of Cook Sales Tax Revenue, 5.00%, 11/15/38, Continuously Callable @ 100	7,750	9,471
County of Will, GO, 4.00%, 11/15/47, Continuously Callable @ 100	2,000	2,338
Illinois Finance Authority Revenue
3.90%, 3/1/30, Continuously Callable @ 100	14,000	15,467
5.50%, 4/1/32, Continuously Callable @ 100	7,065	7,080
4.00%, 2/1/33, Continuously Callable @ 100	6,000	6,411
5.00%, 5/15/37, Continuously Callable @ 100	700	764
4.00%, 3/1/38, Continuously Callable @ 100	2,000	2,226
4.00%, 2/15/41, Pre-refunded 2/15/27 @ 100	20	24

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 8/1/42, Continuously Callable @ 100	$750	$846
6.00%, 7/1/43, Continuously Callable @ 100	5,000	5,552
5.00%, 1/1/44, Continuously Callable @ 100	10,000	12,017
5.00%, 8/15/44, Continuously Callable @ 100	2,000	2,231
4.00%, 12/1/46, Continuously Callable @ 100	4,500	4,865
5.00%, 2/15/47, Continuously Callable @ 100	1,000	1,085
5.00%, 5/15/47, Continuously Callable @ 100	1,155	1,240
5.00%, 8/1/47, Continuously Callable @ 100	750	844
5.00%, 12/1/47, Continuously Callable @ 100	2,000	2,232
5.00%, 10/1/49, Continuously Callable @ 100	1,250	1,506
5.00%, 2/15/50, Continuously Callable @ 100	500	540
5.00%, 10/1/51, Continuously Callable @ 100	1,000	1,203
4.00%, 10/1/55, Continuously Callable @ 100	2,000	2,222
Series A, 6.00%, 10/1/32, Pre-refunded 4/1/21 @ 100	8,000	8,000
Series A, 4.00%, 7/1/38, Continuously Callable @ 100	5,000	5,512
Series A, 4.00%, 10/1/40, Continuously Callable @ 100	12,395	13,837
Series C, 4.00%, 2/15/41, Pre-refunded 2/15/27 @ 100	485	578
Series C, 4.00%, 2/15/41, Continuously Callable @ 100	10,495	11,706
Illinois State Toll Highway Authority Revenue, Series A, 4.00%, 1/1/44, Continuously Callable @ 100	4,000	4,520
Metropolitan Pier & Exposition Authority Revenue, 5.00%, 6/15/42, Continuously Callable @ 100	2,000	2,440
Northern Illinois Municipal Power Agency Revenue, Series A, 4.00%, 12/1/41, Continuously Callable @ 100	9,000	10,001
Northern Illinois University Revenue (INS — Build America Mutual Assurance Co.), Series B, 4.00%, 4/1/41, Continuously Callable @ 100	600	673
Railsplitter Tobacco Settlement Authority Revenue, 5.50%, 6/1/23, Pre-refunded 6/1/21 @ 100	10,000	10,084
Regional Transportation Authority Revenue (INS — National Public Finance Guarantee Corp.), 6.50%, 7/1/30	37,550	50,959
Sangamon County Water Reclamation District, GO
Series A, 4.00%, 1/1/49, Continuously Callable @ 100	15,000	16,553
Series A, 5.75%, 1/1/53, Continuously Callable @ 100	2,000	2,366
State of Illinois, GO
5.50%, 5/1/39, Continuously Callable @ 100	2,275	2,826
Series A, 5.00%, 10/1/33, Continuously Callable @ 100	2,000	2,368
State of Illinois, GO (INS — Assured Guaranty Municipal Corp.)
4.00%, 2/1/31, Continuously Callable @ 100	1,000	1,117
4.00%, 2/1/32, Continuously Callable @ 100	1,000	1,110
Series A, 5.00%, 4/1/29, Continuously Callable @ 100	8,000	8,701
University of Illinois Revenue, Series A, 5.13%, 4/1/36, Continuously Callable @ 100	1,000	1,004
Village of Rosemont, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 12/1/46, Continuously Callable @ 100	10,000	11,646
		318,359
Indiana (1.7%):
Evansville Redevelopment Authority Revenue (INS — Build America Mutual Assurance Co.), 4.00%, 2/1/38, Continuously Callable @ 100	5,540	6,210
Evansville Redevelopment Authority Revenue (INS-Build America Mutual Assurance Co.), 4.00%, 2/1/39, Continuously Callable @ 100	3,605	4,029

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Indiana Finance Authority Revenue
5.00%, 2/1/40, Continuously Callable @ 100	$1,495	$1,666
5.00%, 11/15/43, Continuously Callable @ 103	1,970	2,215
5.00%, 10/1/44, Pre-refunded 10/1/23 @ 100	4,000	4,472
5.00%, 11/15/48, Continuously Callable @ 103	3,895	4,332
Series A, 5.00%, 6/1/39, Continuously Callable @ 100	5,000	5,128
Series A, 5.50%, 4/1/46, Continuously Callable @ 100	5,000	5,733
Richmond Hospital Authority Revenue, 5.00%, 1/1/39, Continuously Callable @ 100	7,000	7,980
		41,765
Iowa (0.6%):
Iowa Finance Authority Revenue
2.88%, 5/15/49, Continuously Callable @ 100	1,500	1,503
Series A, 5.00%, 5/15/43, Continuously Callable @ 100	6,235	7,169
Series B, 5.00%, 2/15/48, Continuously Callable @ 100	4,000	4,816
		13,488
Kansas (0.5%):
City of Coffeyville Electric System Revenue (INS-National Public Finance Guarantee Corp.), Series B, 5.00%, 6/1/42, Pre-refunded 6/1/25 @ 100 (d)	2,500	2,960
City of Lawrence Revenue, 5.00%, 7/1/48, Continuously Callable @ 100	5,000	5,835
Wyandotte County-Kansas City Unified Government Utility System Revenue, Series A, 5.00%, 9/1/45, Continuously Callable @ 100	2,000	2,275
		11,070
Kentucky (0.5%):
City of Ashland Revenue, 5.00%, 2/1/40, Continuously Callable @ 100	1,000	1,091
Kentucky Economic Development Finance Authority Revenue
5.00%, 5/15/46, Continuously Callable @ 100	5,500	5,558
Series B, 5.00%, 8/15/41, Continuously Callable @ 100	3,000	3,597
Kentucky Economic Development Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.), 4.00%, 12/1/41, Continuously Callable @ 100	500	567
Kentucky Economic Development Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 12/1/45, Continuously Callable @ 100	2,000	2,428
		13,241
Louisiana (3.9%):
City of Shreveport Water & Sewer Revenue
5.00%, 12/1/40, Continuously Callable @ 100	1,000	1,142
Series B, 5.00%, 12/1/41, Continuously Callable @ 100	5,500	6,396
Series B, 4.00%, 12/1/49, Continuously Callable @ 100	1,000	1,110
City of Shreveport Water & Sewer Revenue (INS — Assured Guaranty Municipal Corp.), Series B, 5.00%, 12/1/41, Continuously Callable @ 100	2,100	2,499
City of Shreveport Water & Sewer Revenue (INS — Build America Mutual Assurance Co.), Series B, 4.00%, 12/1/37, Continuously Callable @ 100	1,100	1,238
Jefferson Sales Tax District Revenue, Series B, 4.00%, 12/1/42, Continuously Callable @ 100	7,000	8,051
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, 3.50%, 11/1/32, Continuously Callable @ 100	6,250	6,804

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 10/1/48, Continuously Callable @ 100	$5,000	$5,752
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue (INS-Assured Guaranty Municipal Corp.)
5.00%, 10/1/39, Continuously Callable @ 100	1,685	2,048
4.00%, 10/1/46, Continuously Callable @ 100	8,210	8,842
Louisiana Public Facilities Authority Revenue
4.00%, 5/15/41, Pre-refunded 5/15/26 @ 100	15	18
4.00%, 5/15/41, Continuously Callable @ 100	1,235	1,348
5.00%, 11/1/45, Pre-refunded 11/1/25 @ 100	6,000	7,234
5.00%, 5/15/46, Continuously Callable @ 100	5,000	5,847
4.00%, 12/15/50, Continuously Callable @ 100	1,000	1,100
5.00%, 7/1/52, Continuously Callable @ 100	400	456
4.00%, 1/1/56, Continuously Callable @ 100	9,000	9,564
5.00%, 7/1/57, Continuously Callable @ 100	2,000	2,274
Louisiana Public Facilities Authority Revenue (INS-Build America Mutual Assurance Co.), 5.25%, 6/1/51, Continuously Callable @ 100	5,000	5,717
Parish of St. Charles Revenue, 4.00%, 12/1/40, (Put Date 6/1/22) (b)	6,750	7,025
State of Louisiana Gasoline & Fuels Tax Revenue, Series C, 5.00%, 5/1/45, Continuously Callable @ 100	6,000	7,382
Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 5/15/35, Continuously Callable @ 100	1,500	1,619
		93,466
Maine (0.4%):
Maine Health & Higher Educational Facilities Authority Revenue, Series A, 4.00%, 7/1/46, Continuously Callable @ 100	9,000	9,175
Massachusetts (1.4%):
Massachusetts Development Finance Agency Revenue
5.00%, 4/15/40, Continuously Callable @ 100	1,000	1,095
5.00%, 7/1/46, Continuously Callable @ 100	4,000	4,610
5.00%, 7/1/47, Continuously Callable @ 100	2,280	2,572
Series A, 5.50%, 7/1/44, Continuously Callable @ 100	4,000	3,957
Series A, 4.00%, 10/1/46, Continuously Callable @ 100	3,370	3,592
Series A, 4.00%, 6/1/49, Continuously Callable @ 100	1,000	1,113
Series C, 4.00%, 10/1/45, Continuously Callable @ 100	1,250	1,413
Series D, 5.00%, 7/1/44, Continuously Callable @ 100	3,000	3,370
Series E, 4.00%, 7/1/38, Continuously Callable @ 100	1,000	1,090
Series J2, 5.00%, 7/1/53, Continuously Callable @ 100	10,000	11,870
		34,682
Michigan (2.3%):
County of Genesee, GO, Series B, 4.00%, 2/1/41, Continuously Callable @ 100	2,000	2,200
County of Genesee, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 2/1/46, Continuously Callable @ 100	2,900	3,358
Downriver Utility Wastewater Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 4/1/43, Continuously Callable @ 100	2,500	2,979
Flint Hospital Building Authority Revenue, 4.00%, 7/1/38, Continuously Callable @ 100	2,500	2,703

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Jackson Public Schools, GO (NBGA — Michigan School Bond Qualification and Loan Program)
5.00%, 5/1/45, Continuously Callable @ 100	$6,000	$7,272
5.00%, 5/1/48, Continuously Callable @ 100	3,000	3,627
Karegnondi Water Authority Revenue, 5.00%, 11/1/45, Continuously Callable @ 100	2,750	3,250
Lansing Board of Water & Light Revenue, Series A, 5.00%, 7/1/37, Pre-refunded 7/1/21 @ 100	4,500	4,553
Livonia Public Schools, GO (INS — Assured Guaranty Municipal Corp.), 5.00%, 5/1/45, Continuously Callable @ 100	4,000	4,616
Michigan Finance Authority Revenue
5.00%, 11/1/43, Continuously Callable @ 100	1,000	1,221
4.00%, 2/15/47, Continuously Callable @ 100	8,000	9,061
4.00%, 9/1/50, Continuously Callable @ 100	1,000	1,076
4.00%, 11/1/55, Continuously Callable @ 100	4,000	4,538
Series A, 4.00%, 11/15/50, Continuously Callable @ 100	3,000	3,390
Michigan State Building Authority Revenue, 4.00%, 4/15/54, Continuously Callable @ 100	2,000	2,259
		56,103
Mississippi (0.1%):
County of Warren Revenue, 5.38%, 12/1/35, Continuously Callable @ 100	3,000	3,094
Missouri (2.8%):
Cape Girardeau County IDA Revenue
5.00%, 3/1/36, Continuously Callable @ 100	750	830
Series A, 6.00%, 3/1/33, Continuously Callable @ 103	2,210	2,401
Hannibal IDA Revenue, 5.00%, 10/1/47, Continuously Callable @ 100	3,000	3,471
Health & Educational Facilities Authority of the State of Missouri Revenue
5.00%, 5/15/40, Continuously Callable @ 103	5,510	5,980
5.00%, 2/1/42, Continuously Callable @ 104	3,500	3,843
4.00%, 2/1/48, Continuously Callable @ 100	10,000	10,475
Series A, 5.00%, 11/15/43, Continuously Callable @ 100	1,000	1,208
Series A, 4.00%, 2/15/54, Continuously Callable @ 100	2,500	2,774
Missouri Development Finance Board Revenue, 4.00%, 6/1/46, Continuously Callable @ 100	17,775	19,130
St. Louis County IDA Revenue
5.88%, 9/1/43, Continuously Callable @ 100	5,000	5,341
5.00%, 9/1/48, Continuously Callable @ 100	2,000	2,203
St. Louis Municipal Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 10/1/38, Continuously Callable @ 100	3,065	3,667
St. Louis Municipal Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 10/1/49, Continuously Callable @ 100	3,000	3,696
Stoddard County IDA Revenue, Series B, 6.00%, 3/1/37, Continuously Callable @ 103	1,940	2,099
		67,118
Montana (0.2%):
City of Forsyth Revenue, 3.90%, 3/1/31, Callable 3/1/23 @ 100	4,000	4,246

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Nebraska (0.6%):
Central Plains Energy Project Revenue, Series A, 5.00%, 9/1/42	$2,000	$2,815
Douglas County Hospital Authority No. 3 Revenue, 5.00%, 11/1/48, Continuously Callable @ 100	3,400	3,898
Nebraska Educational Health Cultural & Social Services Finance Authority Revenue, 4.00%, 1/1/49, Continuously Callable @ 102	7,500	8,023
		14,736
Nevada (0.9%):
City of Carson City Revenue, 5.00%, 9/1/47, Continuously Callable @ 100	2,775	3,215
Las Vegas Convention & Visitors Authority Revenue
Series C, 4.00%, 7/1/41, Continuously Callable @ 100	4,400	4,746
Series C, 4.00%, 7/1/46, Continuously Callable @ 100	12,140	13,021
		20,982
New Hampshire (0.1%):
New Hampshire Business Finance Authority Revenue, 4.00%, 1/1/51, Continuously Callable @ 103	2,500	2,714
New Jersey (5.0%):
New Jersey Economic Development Authority Revenue
1.65% (MUNIPSA+160bps), 3/1/28, Callable 3/1/23 @ 100 (h)	20,000	19,927
5.00%, 6/15/28, Continuously Callable @ 100	2,000	2,078
5.00%, 6/15/40, Continuously Callable @ 100	8,125	8,928
5.00%, 6/15/40, Pre-refunded 6/15/24 @ 100	1,875	2,156
4.00%, 11/1/44, Continuously Callable @ 100	3,000	3,292
4.00%, 6/15/49, Continuously Callable @ 100	4,000	4,398
Series A, 5.00%, 6/15/47, Continuously Callable @ 100	3,000	3,450
Series AAA, 5.00%, 6/15/41, Continuously Callable @ 100	4,000	4,617
Series B, 5.00%, 6/15/43, Continuously Callable @ 100	3,500	4,136
Series WW, 5.25%, 6/15/40, Continuously Callable @ 100	2,835	3,234
Series WW, 5.25%, 6/15/40, Pre-refunded 6/15/25 @ 100	165	198
New Jersey Economic Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/42, Continuously Callable @ 100	1,200	1,395
New Jersey Educational Facilities Authority Revenue
Series B, 5.00%, 9/1/36, Continuously Callable @ 100	5,000	5,787
Series F, 5.00%, 7/1/47, Continuously Callable @ 100	3,000	3,043
New Jersey Health Care Facilities Financing Authority Revenue
5.00%, 10/1/38, Continuously Callable @ 100	2,250	2,614
Series A, 5.63%, 7/1/32, Pre-refunded 7/1/21 @ 100	15,000	15,197
New Jersey Health Care Facilities Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 7/1/46, Continuously Callable @ 100	1,250	1,397
New Jersey Transportation Trust Fund Authority Revenue
5.25%, 6/15/43, Continuously Callable @ 100	4,000	4,837
Series A, 5.00%, 12/15/36, Continuously Callable @ 100	2,125	2,560
Series AA, 5.25%, 6/15/41, Continuously Callable @ 100	2,000	2,280
Series AA, 4.00%, 6/15/50, Continuously Callable @ 100	3,000	3,328
Series BB, 4.00%, 6/15/50, Continuously Callable @ 100	15,000	16,337
New Jersey Turnpike Authority Revenue, Series A, 4.00%, 1/1/51, Continuously Callable @ 100	1,000	1,151

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
South Jersey Transportation Authority Revenue, Series A, 4.00%, 11/1/50, Continuously Callable @ 100	$2,000	$2,265
Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 6/1/46, Continuously Callable @ 100	3,000	3,556
		122,161
New Mexico (0.4%):
New Mexico Hospital Equipment Loan Council Revenue, Series A, 5.00%, 7/1/49, Continuously Callable @ 102	8,625	9,545
New York (2.4%):
Buffalo & Erie County Industrial Land Development Corp. Revenue, 5.38%, 10/1/41, Pre-refunded 4/1/21 @ 100	2,040	2,040
Metropolitan Transportation Authority Revenue
Series A, 11/15/32 (e)	5,000	3,913
Series A-2, 5.00%, 11/15/45, (Put Date 5/15/30) (b)	5,490	6,928
Series B-2A, 5.00%, 5/15/21	1,000	1,005
New York Liberty Development Corp. Revenue
5.25%, 10/1/35	16,130	22,572
2.80%, 9/15/69, Continuously Callable @ 100	1,500	1,451
New York State Dormitory Authority Revenue
Series A, 4.00%, 3/15/47, Continuously Callable @ 100	5,000	5,744
Series A, 4.00%, 9/1/50, Continuously Callable @ 100	3,000	3,342
New York State Thruway Authority Revenue, Series A, 5.00%, 1/1/51, Continuously Callable @ 100	2,000	2,298
Triborough Bridge & Tunnel Authority Revenue
Series A, 11/15/31 (e)	5,000	4,046
Series A, 11/15/32 (e)	3,000	2,344
Series B, 11/15/32 (e)	2,500	2,019
TSASC, Inc. Revenue, Series A, 5.00%, 6/1/41, Continuously Callable @ 100	1,000	1,158
		58,860
North Carolina (0.2%):
North Carolina Medical Care Commission Revenue
5.00%, 1/1/49, Continuously Callable @ 104	2,725	3,018
Series A, 4.00%, 10/1/50, Continuously Callable @ 103	1,000	1,075
		4,093
North Dakota (0.6%):
City of Fargo Revenue, 6.25%, 11/1/31, Pre-refunded 11/1/21 @ 100	4,685	4,849
County of Ward Revenue, Series C, 5.00%, 6/1/43, Continuously Callable @ 100	7,500	8,608
		13,457
Ohio (2.5%):
City of Centerville Revenue, 5.25%, 11/1/47, Continuously Callable @ 100	2,700	2,749
City of Cleveland Airport System Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 1/1/31, Pre-refunded 1/1/22 @ 100	1,000	1,036
City of Middleburg Heights Revenue, Series A, 4.00%, 8/1/47, Continuously Callable @ 100	2,000	2,279
County of Cuyahoga Revenue, 4.75%, 2/15/47, Continuously Callable @ 100	9,000	10,032
County of Franklin Revenue, Series B, 5.00%, 7/1/45, Continuously Callable @ 103	5,000	5,712
County of Hamilton Revenue, 5.00%, 1/1/51, Continuously Callable @ 100	2,500	2,641
County of Lake Revenue, 5.63%, 8/15/29, Continuously Callable @ 100	320	321

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
County of Lucas Revenue, 5.25%, 11/15/48, Continuously Callable @ 100	$6,000	$6,886
County of Montgomery Revenue
4.00%, 11/15/42, Continuously Callable @ 100	2,500	2,774
4.00%, 11/15/45, Continuously Callable @ 100	2,000	2,196
County of Ross Revenue
5.00%, 12/1/44, Continuously Callable @ 100	3,100	3,797
5.00%, 12/1/49, Continuously Callable @ 100	6,000	7,323
Ohio Air Quality Development Authority Revenue, 8/1/30 (i) (j)	6,000	—
Ohio Higher Educational Facility Commission Revenue, 5.25%, 1/1/48, Continuously Callable @ 104	1,000	967
Ohio Turnpike & Infrastructure Commission Revenue, 5.25%, 2/15/33, Continuously Callable @ 100	2,000	2,175
State of Ohio Revenue
4.00%, 11/15/40, Continuously Callable @ 100	655	741
Series A, 4.00%, 1/15/50, Continuously Callable @ 100	7,000	7,895
		59,524
Oklahoma (1.1%):
Comanche County Hospital Authority Revenue, Series A, 5.00%, 7/1/32, Continuously Callable @ 100	4,200	4,318
Norman Regional Hospital Authority Revenue, 4.00%, 9/1/45, Continuously Callable @ 100	3,000	3,287
Oklahoma Development Finance Authority Revenue, Series B, 5.50%, 8/15/57, Continuously Callable @ 100	4,250	5,145
Oklahoma Municipal Power Authority Revenue, Series A, 4.00%, 1/1/47, Continuously Callable @ 100	10,000	10,823
Tulsa County Industrial Authority Revenue, 5.25%, 11/15/45, Continuously Callable @ 102	2,000	2,100
		25,673
Oregon (0.4%):
City of Keizer Special Assessment, 5.20%, 6/1/31, Continuously Callable @ 100	850	853
Deschutes County Hospital Facilities Authority Revenue, 4.00%, 1/1/46, Continuously Callable @ 100	2,000	2,141
Medford Hospital Facilities Authority Revenue, Series A, 4.00%, 8/15/50, Continuously Callable @ 100	3,800	4,295
Salem Hospital Facility Authority Revenue, 5.00%, 5/15/53, Continuously Callable @ 102	1,000	1,110
Yamhill County Hospital Authority Revenue, 5.00%, 11/15/51, Continuously Callable @ 102	1,180	1,243
		9,642
Pennsylvania (8.0%):
Adams County General Authority Revenue, 4.00%, 8/15/45, Continuously Callable @ 100	7,400	8,513
Allegheny County Hospital Development Authority Revenue, 5.00%, 4/1/47, Continuously Callable @ 100	6,500	7,598
Allegheny County Sanitary Authority Revenue, 5.00%, 6/1/43, Continuously Callable @ 100	3,170	3,827
Allentown Commercial & IDA Revenue, 6.25%, 7/1/47, Continuously Callable @ 100 (d)	5,000	5,204

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Altoona Area School District, GO (INS — Build America Mutual Assurance Co.), 5.00%, 12/1/45, Continuously Callable @ 100	$1,000	$1,158
Altoona Area School District, GO (INS-Build America Mutual Assurance Co.), 5.00%, 12/1/48, Continuously Callable @ 100	300	347
Armstrong School District, GO
Series A, 4.00%, 3/15/38, Continuously Callable @ 100	1,000	1,165
Series A, 4.00%, 3/15/41, Continuously Callable @ 100	2,250	2,590
Berks County IDA Revenue
5.00%, 5/15/48, Continuously Callable @ 102	1,000	1,073
5.00%, 11/1/50, Continuously Callable @ 100	8,500	8,729
Bucks County IDA Revenue, 4.00%, 8/15/50, Continuously Callable @ 100	3,000	3,300
Canon Mcmillan School District, GO
4.00%, 6/1/48, Continuously Callable @ 100	4,605	5,129
4.00%, 6/1/50, Continuously Callable @ 100	6,065	6,747
Chester County IDA Revenue, Series A, 5.25%, 10/15/47, Continuously Callable @ 100	3,250	3,577
Commonwealth Financing Authority Revenue, 5.00%, 6/1/35, Continuously Callable @ 100	500	610
Commonwealth of Pennsylvania Certificate of Participation, Series A, 5.00%, 7/1/43, Continuously Callable @ 100	1,000	1,193
County of Lehigh Revenue, 4.00%, 7/1/49, Continuously Callable @ 100	15,000	17,106
Delaware County Authority Revenue, 5.00%, 10/1/39, Continuously Callable @ 100	2,250	2,591
Delaware River Joint Toll Bridge Commission Revenue, 5.00%, 7/1/47, Continuously Callable @ 100	5,000	5,949
Montgomery County Higher Education & Health Authority Revenue
4.00%, 9/1/49, Continuously Callable @ 100	2,500	2,788
4.00%, 9/1/51, Continuously Callable @ 100	3,500	3,901
Montgomery County IDA Revenue
5.00%, 12/1/48, Continuously Callable @ 102	2,000	2,208
5.00%, 12/1/49, Continuously Callable @ 103	2,000	2,250
Northampton County General Purpose Authority Revenue
4.00%, 8/15/40, Continuously Callable @ 100	4,000	4,360
5.00%, 8/15/48, Continuously Callable @ 100	2,440	2,869
Northeastern Pennsylvania Hospital & Education Authority Revenue
5.00%, 5/1/44, Continuously Callable @ 100	1,000	1,144
5.00%, 5/1/49, Continuously Callable @ 100	1,350	1,530
Pennsylvania Higher Educational Facilities Authority Revenue
Series A, 5.25%, 7/15/33, Continuously Callable @ 100	1,970	2,126
Series A, 5.50%, 7/15/38, Continuously Callable @ 100	2,750	2,974
Pennsylvania Turnpike Commission Revenue
5.00%, 12/1/37, Continuously Callable @ 100	1,000	1,219
Series A, 4.00%, 12/1/49, Continuously Callable @ 100	5,000	5,648
Series A-1, 5.00%, 12/1/46, Continuously Callable @ 100	3,000	3,457
Series A-1, 5.00%, 12/1/47, Continuously Callable @ 100	4,000	4,758
Series A-2, 5.00%, 12/1/33, Continuously Callable @ 100	1,250	1,571
Series B, 5.00%, 6/1/39, Continuously Callable @ 100	8,000	9,479
Series B, 5.00%, 12/1/43, Continuously Callable @ 100	5,000	6,055
Series B, 5.25%, 12/1/44, Continuously Callable @ 100	10,000	11,558
Series B-1, 5.00%, 6/1/42, Continuously Callable @ 100	4,000	4,774

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Philadelphia School District, GO, Series A, 5.00%, 9/1/44, Continuously Callable @ 100	$10,000	$12,269
Pittsburgh Water & Sewer Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 9/1/44, Continuously Callable @ 100	5,000	6,151
Reading School District, GO (INS — Build America Mutual Assurance Co.), Series A, 4.00%, 4/1/44, Continuously Callable @ 100	1,055	1,206
School District of Philadelphia, GO
Series B, 5.00%, 9/1/43, Continuously Callable @ 100	2,500	3,037
Series F, 5.00%, 9/1/37, Continuously Callable @ 100	1,000	1,189
Series F, 5.00%, 9/1/38, Continuously Callable @ 100	2,000	2,373
Scranton School District, GO (INS — Build America Mutual Assurance Co.), Series E, 4.00%, 12/1/37, Continuously Callable @ 100	1,025	1,167
Wilkes-Barre Area School District, GO (INS — Build America Mutual Assurance Co.), 5.00%, 4/15/59, Continuously Callable @ 100	3,000	3,607
Wilkes-Barre Area School District, GO (INS-Build America Mutual Assurance Co.), 4.00%, 4/15/49, Continuously Callable @ 100	750	845
		192,919
Puerto Rico (0.1%):
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Authority Revenue, 5.38%, 4/1/42, Continuously Callable @ 100	2,000	2,019
Rhode Island (0.1%):
Rhode Island Health & Educational Building Corp. Revenue, 6.00%, 9/1/33, Pre-refunded 9/1/23 @ 100	2,000	2,275
Rhode Island Housing & Mortgage Finance Corp. Revenue, Series 15-A, 6.85%, 10/1/24, Continuously Callable @ 100	180	181
		2,456
South Carolina (0.6%):
City of Rock Hill Combined Utility System Revenue, Series A, 4.00%, 1/1/49, Continuously Callable @ 100	2,500	2,809
South Carolina Jobs-Economic Development Authority Revenue
5.00%, 11/15/47, Continuously Callable @ 103	1,850	2,058
5.00%, 4/1/54, Continuously Callable @ 103	1,000	1,082
4.00%, 4/1/54, Continuously Callable @ 103	1,165	1,178
South Carolina Public Service Authority Revenue, Series E, 5.25%, 12/1/55, Continuously Callable @ 100	7,000	8,155
		15,282
South Dakota (0.2%):
Educational Enhancement Funding Corp. Revenue, Series B, 5.00%, 6/1/27, Continuously Callable @ 100	500	549
South Dakota Health & Educational Facilities Authority Revenue, Series A, 5.00%, 7/1/42, Pre-refunded 7/1/21 @ 100	4,000	4,047
		4,596
Tennessee (0.5%):
Greeneville Health & Educational Facilities Board Revenue, 5.00%, 7/1/44, Continuously Callable @ 100	2,000	2,364
Johnson City Health & Educational Facilities Board Revenue, 5.00%, 8/15/42, Continuously Callable @ 100	2,000	2,109

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue
5.00%, 10/1/45, Continuously Callable @ 100	$1,500	$1,628
5.00%, 7/1/46, Continuously Callable @ 100	4,000	4,702
Metropolitan Nashville Airport Authority Revenue, Series A, 4.00%, 7/1/54, Continuously Callable @ 100	2,000	2,276
		13,079
Texas (18.3%):
Arlington Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund)
4.00%, 8/15/43, Continuously Callable @ 100	10,000	11,362
Series A, 5.00%, 2/15/41, Continuously Callable @ 100	3,000	3,436
Series A, 5.00%, 12/1/53, Continuously Callable @ 100	7,200	8,503
Arlington Higher Education Finance Corp. Revenue (NBGA-Texas Permanent School Fund), 4.00%, 8/15/44, Continuously Callable @ 100	2,170	2,505
Bexar County Health Facilities Development Corp. Revenue
5.00%, 7/15/42, Continuously Callable @ 105	600	643
4.00%, 7/15/45, Continuously Callable @ 100	8,450	8,463
Central Texas Regional Mobility Authority Revenue
4.00%, 1/1/41, Continuously Callable @ 100	5,000	5,395
5.00%, 1/1/42, Pre-refunded 1/1/23 @ 100	2,500	2,707
Series A, 5.00%, 1/1/45, Continuously Callable @ 100	3,500	3,975
Central Texas Turnpike System Revenue
Series A, 5.00%, 8/15/41, Pre-refunded 8/15/22 @ 100	3,850	4,101
Series C, 5.00%, 8/15/42, Continuously Callable @ 100	6,500	7,323
Central Texas Turnpike System Revenue (INS — AMBAC Assurance Corp.), Series A, 8/15/30 (e)	18,530	15,737
City of Arlington Special Tax (INS-Assured Guaranty Municipal Corp.), Series A, 5.00%, 2/15/48, Continuously Callable @ 100	7,500	9,005
City of Corpus Christi Utility System Revenue, 4.00%, 7/15/39, Continuously Callable @ 100	5,900	6,616
City of Houston Hotel Occupancy Tax & Special Revenue, 5.00%, 9/1/40, Continuously Callable @ 100	3,715	4,015
City of Laredo Waterworks & Sewer System Revenue, 4.00%, 3/1/41, Continuously Callable @ 100	700	778
Clifton Higher Education Finance Corp. Revenue
6.00%, 8/15/33, Continuously Callable @ 100	1,000	1,111
6.00%, 8/15/43, Continuously Callable @ 100	2,750	3,030
Clifton Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund), 5.00%, 8/15/48, Continuously Callable @ 100	10,000	12,358
Clifton Higher Education Finance Corp. Revenue (NBGA-Texas Permanent School Fund)
5.00%, 8/15/39, Continuously Callable @ 100	4,250	4,848
4.00%, 8/15/44, Continuously Callable @ 100	11,000	12,941
County of Bexar Revenue
4.00%, 8/15/44, Continuously Callable @ 100	500	542
4.00%, 8/15/49, Continuously Callable @ 100	1,700	1,831
Del Mar College District, GO, Series A, 5.00%, 8/15/48, Continuously Callable @ 100	6,500	7,814

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Everman Independent School District, GO (NBGA-Texas Permanent School Fund), 4.00%, 2/15/50, Continuously Callable @ 100	$4,500	$5,240
Grand Parkway Transportation Corp. Revenue, 4.00%, 10/1/49, Continuously Callable @ 100	2,000	2,301
Harris County Cultural Education Facilities Finance Corp. Revenue, 5.00%, 6/1/38, Continuously Callable @ 100	6,100	6,363
Harris County Hospital District Revenue, 4.00%, 2/15/42, Continuously Callable @ 100	15,000	16,499
Houston Higher Education Finance Corp. Revenue, Series A, 5.00%, 9/1/42, Pre-refunded 9/1/22 @ 100	10,000	10,681
Karnes County Hospital District Revenue, 5.00%, 2/1/44, Continuously Callable @ 100	6,000	6,640
Kerrville Health Facilities Development Corp. Revenue, 5.00%, 8/15/35, Continuously Callable @ 100	1,900	2,210
Matagorda County Navigation District No. 1 Revenue
4.00%, 6/1/30, Continuously Callable @ 100	6,000	6,416
4.00%, 6/1/30, Continuously Callable @ 100	9,615	10,201
Midlothian Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/47, Continuously Callable @ 100	15,000	18,038
New Hope Cultural Education Facilities Finance Corp. Revenue
5.00%, 7/1/47, Continuously Callable @ 102	1,000	688
5.00%, 7/1/47, Continuously Callable @ 102	1,000	900
5.00%, 4/1/48, Pre-refunded 4/1/26 @ 100	1,250	1,266
Series A, 5.00%, 7/1/47, Continuously Callable @ 100	6,000	5,100
New Hope Cultural Education Facilities Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/48, Continuously Callable @ 100	1,000	1,154
North Fort Bend Water Authority Revenue, 5.00%, 12/15/36, Continuously Callable @ 100	5,000	5,162
North Texas Tollway Authority Revenue
5.00%, 1/1/48, Continuously Callable @ 100	2,000	2,423
5.00%, 1/1/50, Continuously Callable @ 100	1,750	2,116
Series B, 9/1/37, Pre-refunded 9/1/31 @ 64.1040 (e)	3,000	1,598
Series B, 5.00%, 1/1/45, Continuously Callable @ 100	5,000	5,676
North Texas Tollway Authority Revenue (INS — National Public Finance Guarantee Corp.), Series B, 5.00%, 1/1/48, Continuously Callable @ 100	5,000	5,906
Port of Port Arthur Navigation District Revenue
0.16%, 11/1/40, Continuously Callable @ 100 (c)	17,000	17,000
0.14%, 11/1/40, Continuously Callable @ 100 (c)	2,700	2,700
Series A, 0.08%, 4/1/40, Continuously Callable @ 100 (c)	5,715	5,715
Series B, 0.08%, 4/1/40, Continuously Callable @ 100 (c)	35,760	35,760
Series C, 0.10%, 4/1/40, Continuously Callable @ 100 (c)	25,670	25,670
Princeton Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/48, Continuously Callable @ 100	7,000	8,580
Prosper Independent School District, GO (NBGA-Texas Permanent School Fund), 5.00%, 2/15/48, Continuously Callable @ 100	15,000	18,398
Red River Education Finance Corp. Revenue
4.00%, 6/1/41, Continuously Callable @ 100	2,000	2,075
5.50%, 10/1/46, Continuously Callable @ 100	3,000	3,367

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Tarrant County Cultural Education Facilities Finance Corp. Revenue
5.63%, 11/15/27, Continuously Callable @ 100 (k)	$6,315	$2,842
5.75%, 11/15/37, Continuously Callable @ 100 (k)	4,000	1,800
5.00%, 11/15/46, Continuously Callable @ 100	1,000	1,142
Series A, 5.00%, 11/15/45, Continuously Callable @ 100	4,500	3,966
Series B, 5.00%, 11/15/36, Continuously Callable @ 100	3,600	3,375
Series B, 5.00%, 11/15/46, Continuously Callable @ 100	7,000	7,945
Series B, 5.00%, 7/1/48, Continuously Callable @ 100	10,000	11,952
Texas Municipal Gas Acquisition & Supply Corp. III Revenue, 5.00%, 12/15/32	2,000	2,648
Texas Transportation Commission Revenue, 5.00%, 8/1/57, Continuously Callable @ 100	5,000	5,765
Uptown Development Authority Tax Allocation
5.00%, 9/1/37, Continuously Callable @ 100	4,365	4,918
5.00%, 9/1/40, Continuously Callable @ 100	2,490	2,785
Series A, 5.00%, 9/1/39, Continuously Callable @ 100	1,645	1,872
West Harris County Regional Water Authority Revenue
4.00%, 12/15/45, Continuously Callable @ 100	1,600	1,881
4.00%, 12/15/49, Continuously Callable @ 100	3,945	4,620
Wood County Central Hospital District Revenue, 6.00%, 11/1/41, Pre-refunded 11/1/21 @ 100	4,770	4,929
Ysleta Independent School District, GO (NBGA — Texas Permanent School Fund), 4.00%, 8/15/52, Continuously Callable @ 100	5,000	5,888
		443,210
Vermont (0.1%):
Vermont Educational & Health Buildings Financing Agency Revenue, 5.00%, 10/15/46, Continuously Callable @ 100	3,000	3,176
Virginia (1.1%):
Alexandria IDA Revenue
5.00%, 10/1/45, Continuously Callable @ 100	2,600	2,895
5.00%, 10/1/50, Continuously Callable @ 100	2,400	2,655
Lewistown Commerce Center Community Development Authority Tax Allocation
3.63%, 3/1/44, Continuously Callable @ 103	3,464	2,846
6.05%, 3/1/44, Continuously Callable @ 103	1,657	1,325
Series C, 6.05%, 3/1/54, Continuously Callable @ 100	5,697	1,037
Virginia College Building Authority Revenue
5.00%, 6/1/26, Continuously Callable @ 100	11,280	11,286
5.00%, 6/1/29, Continuously Callable @ 100	5,000	5,002
		27,046
Washington (1.1%):
King County Public Hospital District No. 1, GO, 5.00%, 12/1/43, Continuously Callable @ 100	9,000	10,754
King County Public Hospital District No. 2, GO, Series A, 4.00%, 12/1/45, Continuously Callable @ 100	4,000	4,637
Washington Health Care Facilities Authority Revenue, 4.00%, 7/1/42, Continuously Callable @ 100	5,500	6,155
Washington Higher Education Facilities Authority Revenue, 4.00%, 5/1/50, Continuously Callable @ 100	1,250	1,431

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Washington State Housing Finance Commission Revenue, 5.00%, 1/1/43, Continuously Callable @ 102 (d)	$3,055	$3,479
		26,456
West Virginia (0.1%):
West Virginia Hospital Finance Authority Revenue, 5.00%, 1/1/43, Continuously Callable @ 100	2,000	2,383
Wisconsin (2.4%):
City of Kaukauna Electric System Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 12/15/35, Pre-refunded 12/15/22 @ 100	7,800	8,435
Public Finance Authority Revenue
5.25%, 5/15/42, Continuously Callable @ 102 (d)	2,200	2,327
5.00%, 7/1/44, Continuously Callable @ 100	6,000	7,283
5.00%, 11/15/44, Continuously Callable @ 103	460	511
4.00%, 1/1/45, Continuously Callable @ 100	1,500	1,692
5.00%, 7/1/47, Continuously Callable @ 100	1,000	1,068
5.00%, 6/15/49, Continuously Callable @ 100 (d)	520	555
5.00%, 6/15/49, Continuously Callable @ 100	1,480	1,682
5.00%, 11/15/49, Continuously Callable @ 103	2,400	2,653
5.00%, 7/1/52, Continuously Callable @ 100	1,000	1,058
5.00%, 6/15/53, Continuously Callable @ 100	1,000	1,133
5.00%, 6/15/54, Continuously Callable @ 100 (d)	455	482
Series A, 5.25%, 10/1/43, Continuously Callable @ 100	3,090	3,586
Series A, 4.00%, 10/1/49, Continuously Callable @ 100	11,000	12,291
Series A, 4.00%, 7/1/56, Continuously Callable @ 100	2,250	2,479
Public Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.)
5.00%, 7/1/54, Continuously Callable @ 100	1,285	1,497
5.00%, 7/1/58, Continuously Callable @ 100	1,500	1,747
Wisconsin Health & Educational Facilities Authority Revenue
5.00%, 7/1/49, Continuously Callable @ 100	1,000	1,160
5.00%, 3/15/50, Continuously Callable @ 100	1,175	1,369
Series A, 5.00%, 9/15/50, Continuously Callable @ 100	5,000	5,152
Series B, 5.00%, 9/15/45, Continuously Callable @ 100	1,000	1,020
		59,180
Total Municipal Bonds (Cost $2,259,079)		2,392,196
Total Investments (Cost $2,260,757) — 99.0%		2,394,007
Other assets in excess of liabilities — 1.0%		24,170
NET ASSETS — 100.00%		$2,418,177

(a)  Non-income producing security.

(b)  Put Bond.

(c)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.
See notes to financial statements.

27

USAA Mutual Funds Trust USAA Tax Exempt Long-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of March 31, 2021, the fair value of these securities was $78,094 (thousands) and amounted to 3.2% of net assets.

(e)  Zero-coupon bond.

(f)  Stepped-coupon security converts to coupon form on 8/1/24 with a rate of 5.95%.

(g)  Stepped-coupon security converts to coupon form on 8/1/24 with a rate of 6.05%.

(h)  Variable or Floating-Rate Security. Rate disclosed is as of March 31, 2021.

(i)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of the Fund's net assets as of March 31, 2021. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements).

(j)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of March 31, 2021, illiquid securities were less than 0.05% of the Fund's net assets.

(k)  Defaulted security.

AMBAC — American Municipal Bond Assurance Corporation

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

IDA — Industrial Development Authority

MUNIPSA — Municipal Swap Index

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

28

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Tax Exempt Long-Term Fund
Assets:
Investments, at value (Cost $2,260,757)	$2,394,007
Receivables:
Interest and dividends	26,366
Capital shares issued	1,293
From Adviser	44
Prepaid expenses and other assets	28
Total assets	2,421,738
Liabilities:
Payables:
Distributions	981
To custodian	131
Capital shares redeemed	1,349
Accrued expenses and other payables:
Investment advisory fees	573
Administration fees	307
Custodian fees	16
Transfer agent fees	100
Compliance fees	1
Trustees' fees	—	(a)
12b-1 fees	1
Other accrued expenses	102
Total liabilities	3,561
Net Assets:
Capital	2,347,283
Total accumulated earnings/(loss)	70,894
Net assets	$2,418,177
Net Assets
Fund Shares	$2,404,178
Institutional Shares	5,533
Class A	8,466
Total	$2,418,177
Shares (unlimited number of shares authorized with no par value):
Fund Shares	175,353
Institutional Shares	404
Class A	618
Total	176,375
Net asset value, offering and redemption price per share: (b)
Fund Shares	$13.71
Institutional Shares	$13.71
Class A	$13.69
Maximum Sales Charge — Class A	2.25%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$14.01

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

29

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2021

(Amounts in Thousands)

USAA Tax Exempt Long-Term Fund
Investment Income:
Interest	$86,527
Total income	86,527
Expenses:
Investment advisory fees	6,621
Administration fees — Fund Shares	3,576
Administration fees — Institutional Shares (a)	3
Administration fees — Class A	12
Sub-Administration fees	24
12b-1 fees — Class A	20
Custodian fees	88
Transfer agent fees — Fund Shares	693
Transfer agent fees — Institutional Shares (a)	3
Transfer agent fees — Class A	8
Trustees' fees	48
Compliance fees	15
Legal and audit fees	118
State registration and filing fees	73
Interfund lending fees	— (b)
Other expenses	195
Total expenses	11,497
Expenses waived/reimbursed by Adviser	(85)
Net expenses	11,412
Net Investment Income (Loss)	75,115
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(731)
Net change in unrealized appreciation/depreciation on investment securities	87,771
Net realized/unrealized gains (losses) on investments	87,040
Change in net assets resulting from operations	$162,155

(a)  Institutional Shares commenced operations on June 29, 2020.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

30

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Tax Exempt Long-Term Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
From Investments:
Operations:
Net investment income (loss)	$75,115	$83,172
Net realized gains (losses) from investments	(731)	(937)
Net change in unrealized appreciation/depreciation on investments	87,771	(16,375)
Change in net assets resulting from operations	162,155	65,860
Distributions to Shareholders:
Fund Shares	(74,812)	(82,112)
Institutional Shares (a)	(88)	—
Class A	(232)	(249)
Change in net assets resulting from distributions to shareholders	(75,132)	(82,361)
Change in net assets resulting from capital transactions	(79,868)	56,959
Change in net assets	7,155	40,458
Net Assets:
Beginning of period	2,411,022	2,370,564
End of period	$2,418,177	$2,411,022

(a) Institutional Shares commenced operations on June 29, 2020.

(continues on next page)

See notes to financial statements.

31

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Tax Exempt Long-Term Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
Capital Transactions:
Fund Shares
Proceeds from shares issued	$184,740	$291,358
Distributions reinvested	62,179	66,585
Cost of shares redeemed	(332,780)	(300,957)
Total Fund Shares	$(85,861)	$56,986
Institutional Shares (a)
Proceeds from shares issued	$6,625	$—
Distributions reinvested	75	—
Cost of shares redeemed	(1,210)	—
Total Institutional Shares	$5,490	$—
Class A
Proceeds from shares issued	$8,389	$325
Distributions reinvested	79	69
Cost of shares redeemed	(7,965)	(421)
Total Class A	$503	$(27)
Change in net assets resulting from capital transactions	$(79,868)	$56,959
Share Transactions:
Fund Shares
Issued	13,640	21,540
Reinvested	4,599	4,911
Redeemed	(24,772)	(22,454)
Total Fund Shares	(6,533)	3,997
Institutional Shares (a)
Issued	487	—
Reinvested	5	—
Redeemed	(88)	—
Total Institutional Shares	404	—
Class A
Issued	625	23
Reinvested	6	5
Redeemed	(595)	(30)
Total Class A	36	(2)
Change in Shares	(6,093)	3,995

(a) Institutional Shares commenced operations on June 29, 2020.

See notes to financial statements.

32

This page is intentionally left blank.

33

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Tax Exempt Long-Term Fund
Fund Shares
Year Ended March 31, 2021	$13.21	0.42	(e)	0.50	0.92	(0.42)	(0.42)
Year Ended March 31, 2020	$13.28	0.45	(e)	(0.07)	0.38	(0.45)	(0.45)
Year Ended March 31, 2019	$13.21	0.49		0.07	0.56	(0.49)	(0.49)
Year Ended March 31, 2018	$13.25	0.51		(0.03)	0.48	(0.52)	(0.52)
Year Ended March 31, 2017	$13.73	0.54		(0.48)	0.06	(0.54)	(0.54)
Institutional Shares
June 29, 2020(f) through March 31, 2021	$13.40	0.31	(e)	0.32	0.63	(0.32)	(0.32)
Class A
Year Ended March 31, 2021	$13.19	0.40	(e)	0.50	0.90	(0.40)	(0.40)
Year Ended March 31, 2020	$13.26	0.43	(e)	(0.08)	0.35	(0.42)	(0.42)
Year Ended March 31, 2019	$13.19	0.46		0.08	0.54	(0.47)	(0.47)
Year Ended March 31, 2018	$13.23	0.48		(0.04)	0.44	(0.48)	(0.48)
Year Ended March 31, 2017	$13.71	0.49		(0.48)	0.01	(0.49)	(0.49)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio by less than 0.01%.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(e)  Per share net investment income (loss) has been calculated using the average daily shares method.

(f)  Commencement of operations.

(g)  Prior to August 1, 2017, USAA Asset Management Company ("AMCO") (previous Investment Adviser) had voluntarily agreed to limit the annual expenses of Class A to 0.80% of Class A average daily net assets.

See notes to financial statements.

34

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses**^(b)(c)		Net Investment Income (Loss)(b)	Gross Expenses(b)(c)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(d)
USAA Tax Exempt Long-Term Fund
Fund Shares
Year Ended March 31, 2021	$13.71	7.00%	0.47%		3.13%	0.48%	$2,404,178	21%
Year Ended March 31, 2020	$13.21	2.74%	0.48%		3.36%	0.48%	$2,403,342	24%
Year Ended March 31, 2019	$13.28	4.39%	0.48%		3.73%	0.48%	$2,362,819	13%
Year Ended March 31, 2018	$13.21	3.62%	0.47%		3.83%	0.47%	$2,358,955	14%
Year Ended March 31, 2017	$13.25	0.41%	0.48%		3.97%	0.48%	$2,343,165	15%
Institutional Shares
June 29, 2020(f) through March 31, 2021	$13.71	4.71%	0.44%		3.03%	0.98%	$5,533	21%
Class A
Year Ended March 31, 2021	$13.69	6.80%	0.67%		2.94%	1.08%	$8,466	21%
Year Ended March 31, 2020	$13.19	2.53%	0.70%		3.15%	1.01%	$7,680	24%
Year Ended March 31, 2019	$13.26	4.16%	0.70%		3.51%	0.94%	$7,745	13%
Year Ended March 31, 2018	$13.19	3.36%	0.74	%(g)	3.57%	0.92%	$8,577	14%
Year Ended March 31, 2017	$13.23	0.07%	0.80%		3.64%	0.87%	$10,976	15%

See notes to financial statements.

35

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Tax Exempt Long-Term Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Effective June 29, 2020, the Fund's Institutional Shares commenced operations and the Adviser Shares were redesignated Class A shares and became subject to a front-end sales charge.

The Board of Trustees of USAA Mutual Funds Trust has approved the addition of Class Z for the Fund. This new share class was effective February 5, 2021, but has not yet been funded. Class Z is only available to participants in certain eligible separately managed accounts (also referred to as wrap fee programs) and other advisory clients of the Fund's Adviser or its affiliates that are subject to a separate contractual fee for investment management services. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed 0.00% of the Fund's Class Z shares for an indefinite term.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,811	$—	$—	$1,811
Municipal Bonds	—	2,392,196	0	2,392,196
Total	$1,811	$2,392,196	$0	$2,394,007

For the year ended March 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Realized Gains (Losses)
$112,100	$110,525	$—

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$509,633	$586,965

There were no purchases or sales of U.S. government securities during the year ended March 31, 2021.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended March 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019 and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

Effective July 1, 2019, no performance adjustments were made for the periods beginning July 1, 2019 through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper General & Insured Municipal Debt Funds Index. The Lipper General & Insured Municipal Debt Funds Index tracks the total return performance of funds within the Lipper General & Insured Municipal Debt Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper General & Insured Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020, to March 31, 2021, performance adjustments were $(83), less than $(1) and $(2) for Fund Shares, Institutional Shares and Class A, in thousands, respectively. Performance adjustments were less than (0.01)%, less than (0.01)%, and (0.03)% for Fund Shares, Institutional Shares, and Class A, respectively.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15%, 0.10%, and 0.15% of average daily net assets, of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.10% and 0.10% of average daily net assets of the Institutional Shares and Class A, respectively, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended March 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of the Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended March 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of the Class A. For the year ended March 31, 2021, the Distributor received less than $1 thousand from commissions earned on sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2021, the expense limits (excluding voluntary waivers) were 0.48%, 0.44%, and 0.70% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

As of March 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at March 31, 2021.

Expires March 31, 2023	Expires March 31, 2024	Total
$14	$85	$99

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2021.

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Credit Risk — The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021, it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended March 31, 2021, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended March 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank also received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund, that is permitted to participate in the Facility, in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended March 31, 2021 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Maximum Average Interest Rate*	Borrowing During the Period
Borrower	$—	$1,650	10	0.65%	$3,288

*  For the year ended March 31, 2021, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended March 31, 2021		Year Ended March 31, 2020
Distributions Paid from		Distributions Paid from
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$75,132	$75,132	$82,361	$82,361

As of March 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$10,978	$(6,068)	$4,910	$(62,280)	$128,264	$70,894

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and defaulted bond adjustments.

As of March 31, 2021, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$12,896	$49,384	$62,280

As of March 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,265,743	$188,038	$(59,774)	$128,264

45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Tax Exempt Long-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Long-Term Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 26, 2021

46

USAA Mutual Funds Trust	Supplemental Information March 31, 2021

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, (a) Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

(a)  Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021);); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

52

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20	Actual Ending Account Value 3/31/21	Hypothetical Ending Account Value 3/31/21	Actual Expenses Paid During Period 10/1/20- 3/31/21*	Hypothetical Expenses Paid During Period 10/1/20- 3/31/21*	Annualized Expense Ratio During Period 10/1/20- 3/31/21
Fund Shares	$1,000.00	$1,026.80	$1,022.54	$2.43	$2.42	0.48%
Institutional Shares	1,000.00	1,027.10	1,022.74	2.22	2.22	0.44%
Class A	1,000.00	1,026.00	1,021.64	3.33	3.33	0.66%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2021 (amounts in thousands):

Tax Exempt Income
$75,132

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Tax Exempt Long-Term Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020, meeting, at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate—which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements—was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three-, five-, and ten-year periods ended September 30, 2020, and was above its Lipper index for the one- and ten-year periods ended September 30, 2020, and was below its Lipper index for the three- and five-year periods ended September 30, 2020.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers

1  The Adviser has agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Funds' investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a virtual video conference meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

58

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40858-0521

MARCH 31, 2021

Annual Report

USAA Tax Exempt Intermediate-Term Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper form free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	45
Statement of Operations	46
Statements of Changes in Net Assets	47
Financial Highlights	50
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	63
Supplemental Information (Unaudited)	64
Trustees' and Officers' Information	64
Proxy Voting and Portfolio Holdings Information	70
Expense Examples	70
Additional Federal Income Tax Information	72
Advisory Contract Agreement	73
Liquidity Risk Management Program	76
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

USAA Mutual Funds Trust

(Unaudited)

Dear Shareholder,

The annual reporting period ended March 31, 2021, was a year like no other. It wasn't that long ago that we were all coming to grips with an emerging global pandemic, economic shutdowns, and financial markets in turmoil. We somehow persevered and have even emerged from those challenging days—dare I say—with a renewed sense of optimism. In retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

Consider everything that transpired over the past 12 months. A novel coronavirus ("COVID-19") and the subsequent worldwide spread of COVID-19 prompted governments everywhere to issue austere shelter-in-place orders, and the global economy slowed abruptly. Equity markets sold off, while unprecedented levels of volatility roiled traditionally placid bond markets. During the second quarter of 2020, domestic GDP contracted by an alarming annual rate of 31.4%, according to the U.S. Department of Commerce ("Commerce Department").

It's no surprise that many investors flocked to the perceived safety of U.S. Treasurys during this period of tumult. Meanwhile, liquidity evaporated (for a short spell) in other segments of the fixed-income world, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

Fortunately, a response came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act").

It was impressive how quickly those actions helped arrest the stock market's freefall and restore order across much of the fixed-income universe. The rebound was as robust as the drawdown, and third quarter 2020 GDP bounced back and grew at a 33.4% annualized rate, according to the Commerce Department.

Late in the year, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As the year ended and we moved into the first quarter of 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply, and many investors began to worry about inflation in the post-pandemic world.

Through all the unprecedented events and volatility, the S&P 500® Index registered an impressive annual return of 56.35% for the 12-month period ended March 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped more than 100 basis points, reflecting both the very low starting rate and substantial fiscal stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.74%

On the whole, markets endured and surprised to the upside, but perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to remain focused on your long-term investment goals and avoid making emotional decisions.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396, or visit our website at www.vcm.com.

Thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

USAA Mutual Funds Trust

USAA Tax Exempt Intermediate-Term Fund

Manager's Commentary

(Unaudited)

Regina G. Conklin, CFA, CPA
Andrew Hattman, CFA, CAIA
Lauren Spalten*

•  What were the market conditions during the reporting period?

Tax-exempt bonds as measured by the Bloomberg Barclays Municipal Bond Index generated positive returns during the 12-month reporting period ended March 31, 2021, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) However, the market saw significant volatility during the reporting period due primarily to COVID-19 and related economic and government reactions.

The reporting period began near the beginning of the COVID-19 crisis in the United States. The market had just sold off sharply in March 2020, and the first month of the reporting period was highlighted by significant volatility as the market reacted to COVID-19 and subsequent economic shutdowns, but also substantial fiscal and monetary response from the federal government. Starting in May 2020, the municipal market began a long, uneven recovery for the rest of the calendar year, driven by significant government intervention and investor expectations of a future return to normalcy. The recovery was marked by sizeable fund flows into tax-exempt mutual funds and material tightening of credit spreads (the yield difference between riskier bond yields and the safest bond yields). The recovery took a slight pause in the months ahead of the election, as uncertainty surrounding the election, as well as uncertainty around aid for municipal borrowers weighed on the market for a couple of months. However, the year ended with the market up significantly from the start of both the calendar year and the reporting period. January of 2021 saw a continuation of the market recovery, but the last part of the reporting period was highlighted by a sell-off in the municipal market as tax-exempt bonds finally succumbed to pressures caused by the meaningful increase in U.S. Treasury yields in the first quarter of 2021.

The end of the reporting period found the municipal market fighting the headwinds of potential higher U.S. Treasury rates and inflation, but with several notable tailwinds in support to include: heavy fund flows into tax-exempt mutual funds, investor expectations of increasing tax rates, and stimulus money flowing to municipal borrowers.

•  How did the USAA Tax Exempt Intermediate-Term Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A (effective June 29, 2020, the Adviser Shares were redesignated Class A and became subject to a front-end sales charge), and Class Z. For the reporting period ended March 31, 2021, the Fund Shares and Class A, had a total return of 6.72% and 6.46%, respectively, versus an average return of 5.81% amongst the funds in the Lipper Intermediate Municipal Debt Funds category. This compares to returns of 5.39% for the Lipper Intermediate Municipal Debt Funds Index, and 4.92% for the Bloomberg Barclays Municipal 1-15 Years Blend.

*Effective March 2, 2021, Lauren Spalten was added as a portfolio manager on the Fund and John C. Bonnell was removed.

USAA Mutual Funds Trust

USAA Tax Exempt Intermediate-Term Fund (continued)

Manager's Commentary (continued)

The Institutional Shares commenced operations on June 29, 2020, and the Class Z on March 4, 2021, and from that time through March 31, 2021, had a total return of 4.15% and 0.51%, respectively.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its peer group.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of intermediate-term, primarily investment-grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

USAA Mutual Funds Trust

USAA Tax Exempt Intermediate-Term Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2021

	Fund Shares	Institutional Shares	Class A		Class Z
INCEPTION DATE	3/19/82	6/29/20	8/1/10		3/4/21
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Bloomberg Barclays Municipal 1-15 Years Blend Index[1]	Lipper Intermediate Municipal Debt Funds Index[2]
One Year	6.72%	NA	6.46%	4.04%	NA	4.92%	5.39%
Five Year	3.36%	NA	3.10%	2.64%	NA	3.03%	2.87%
Ten Year	4.35%	NA	4.10%	3.87%	NA	3.72%	3.62%
Since Inception	NA	4.15%	NA	NA	0.51%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Tax Exempt Intermediate-Term Fund — Growth of $10,000

1The unmanaged Bloomberg Barclays 1-15 Years Municipal Blend Index is a market value-weighted index which covers the short and intermediate components of the Bloomberg Barclays Municipal Bond Index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Intermediate Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Intermediate Municipal Debt Funds category. This index does not include the effect of sales charges, commmissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	March 31, 2021

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to provide investors with interest income that is exempt from federal income tax.

Top 10 Industries

March 31, 2021

(% of Net Assets)

Hospital	19.5%
General Obligation	12.0%
Special Assessment/Tax/Fee	12.0%
Education	7.9%
Toll Road	7.2%
Appropriated Debt	6.1%
Electric/Gas Utility	5.7%
Electric Utilities	4.6%
Nursing/CCRC	4.1%
Escrowed Bonds	3.2%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund (continued)	March 31, 2021

  (Unaudited)

Portfolio Ratings Mix:

March 31, 2021

(% of Net Assets)

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization ("NRSRO"), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. Victory Capital Management Inc. ("Adviser") also performs its own fundamental credit analysis of each security. As a part of its fundamental credit analysis, the Adviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Adviser on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Common Stocks (0.2%)
Utilities (0.2%):
Energy Harbor Corp. (a)	278,001	$7,464
Total Common Stocks (Cost $6,914)		7,464
Municipal Bonds (99.1%)
Alabama (1.7%):
Columbia Industrial Development Board Revenue, Series C, 0.09%, 12/1/37, Continuously Callable @100 (b)	$2,300	2,300
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, 5.00%, 2/1/36, Continuously Callable @100	8,000	9,278
Lower Alabama Gas District Revenue Series A, 5.00%, 9/1/27	5,000	6,194
Series A, 5.00%, 9/1/28	7,000	8,832
Series A, 5.00%, 9/1/34 (c)	35,000	47,119
Montgomery Medical Clinic Board Revenue 5.00%, 3/1/33, Continuously Callable @100	5,955	6,868
5.00%, 3/1/36, Continuously Callable @100	1,750	1,988
The Health Care Authority of the City of Huntsville Revenue Series B1, 4.00%, 6/1/39, Continuously Callable @100	2,000	2,333
Series B1, 4.00%, 6/1/40, Continuously Callable @100	2,555	2,970
		87,882
Arizona (2.0%):
Apache County IDA Revenue, Series A, 4.50%, 3/1/30, Continuously Callable @100	20,310	21,038
Arizona Health Facilities Authority Revenue 5.00%, 2/1/27, Continuously Callable @100	6,000	6,230
1.90% (MUNIPSA+185bps), 2/1/48, (Put Date 2/1/23) (d) (k)	30,000	30,785
City of Phoenix Civic Improvement Corp. Revenue (INS — National Public Finance Guarantee Corp.) 5.50%, 7/1/24	3,270	3,743
5.50%, 7/1/25	2,115	2,498
Maricopa County IDA Revenue 0.62% (MUNIPSA+57bps), 1/1/35, (Put Date 10/18/24) (d) (k)	2,360	2,400
5.00%, 7/1/39, Continuously Callable @100 (e)	2,000	2,310
The City of Phoenix IDA Revenue 3.75%, 7/1/24	4,545	4,744
5.00%, 7/1/34, Continuously Callable @100	11,100	12,245
5.00%, 7/1/36, Continuously Callable @100	1,675	1,857
5.00%, 10/1/36, Continuously Callable @100	4,250	4,948
The Pima County IDA Revenue, 4.13%, 6/15/29, Continuously Callable @100 (e)	4,900	4,964
The Prima County IDA Revenue 4.00%, 6/15/22 (e)	470	476
Series A, 4.50%, 6/1/30, Continuously Callable @100	2,680	2,802
The Yavapai County IDA Revenue, 4.00%, 8/1/38, Continuously Callable @100	1,000	1,112
		102,152

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Arkansas (0.8%):
Arkansas Development Finance Authority Revenue 5.00%, 9/1/37, Continuously Callable @100	$1,000	$1,239
5.00%, 9/1/38, Continuously Callable @100	1,000	1,236
5.00%, 9/1/39, Continuously Callable @100	1,000	1,232
5.00%, 9/1/40, Continuously Callable @100	1,045	1,284
1.60% (MUNIPSA+155bps), 9/1/44, (Put Date 9/1/22) (d) (k)	29,000	29,474
University of Arkansas — Pulaski Technical College Revenue (INS — Build America Mutual Assurance Co.), 5.00%, 9/1/30, Continuously Callable @100	4,290	5,067
		39,532
California (5.6%):
Anaheim Public Financing Authority Revenue Series A, 5.00%, 5/1/28, Continuously Callable @100	500	555
Series A, 5.00%, 5/1/29, Continuously Callable @100	500	554
Series A, 5.00%, 5/1/30, Continuously Callable @100	1,000	1,108
Bay Area Toll Authority Revenue 1.15% (MUNIPSA+110bps), 4/1/45, (Put Date 4/1/24) (d) (k)	17,000	17,479
0.95% (MUNIPSA+90bps), 4/1/45, (Put Date 5/1/23) (d) (k)	10,000	10,096
California Health Facilities Financing Authority Revenue 2.00%, 10/1/36, (Put Date 10/1/25) (d)	8,500	9,025
Series D, 5.00%, 8/15/27, Pre-refunded 8/15/21 @100	2,000	2,035
Series D, 5.25%, 8/15/31, Pre-refunded 8/15/21 @100	5,000	5,091
California Municipal Finance Authority Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8061, 0.58%, 1/1/60, Callable 1/1/37 @100 (b) (e)	10,000	10,000
California School Finance Authority Revenue 5.00%, 8/1/31, Continuously Callable @100 (e)	500	579
5.00%, 8/1/36, Continuously Callable @100 (e)	1,600	1,836
California State Public Works Board Revenue Series A, 5.00%, 3/1/25, Continuously Callable @100	1,250	1,363
Series A, 5.00%, 3/1/26, Continuously Callable @100	1,365	1,488
Series A, 5.00%, 4/1/28, Continuously Callable @100	10,000	10,477
Series A, 5.00%, 4/1/29, Continuously Callable @100	5,000	5,238
Series B, 5.00%, 10/1/31, Continuously Callable @100	11,465	13,219
Series B-1, 5.13%, 3/1/23, Continuously Callable @100	3,000	3,012
Series B-1, 5.25%, 3/1/24, Continuously Callable @100	2,500	2,510
Series B-1, 5.38%, 3/1/25, Continuously Callable @100	2,000	2,008
Series G, 5.00%, 11/1/23, Continuously Callable @100	1,185	1,275
Series G, 5.00%, 11/1/24, Continuously Callable @100	2,000	2,151
Series G, 5.00%, 11/1/28, Continuously Callable @100	7,000	7,524
California State University Revenue Series A, 5.00%, 11/1/29, Continuously Callable @100	10,000	11,600
Series A, 5.00%, 11/1/33, Continuously Callable @100	10,000	11,961
California Statewide Communities Development Authority Revenue 5.13%, 5/15/31, Continuously Callable @100	1,000	1,005
5.00%, 5/15/32, Continuously Callable @100	1,250	1,473
5.00%, 5/15/33, Continuously Callable @100	2,000	2,346
5.00%, 5/15/34, Continuously Callable @100	1,250	1,461
5.00%, 5/15/35, Continuously Callable @100	2,000	2,328

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Cerritos Community College District, GO Series D, 8/1/25 (f)	$1,510	$1,457
Series D, 8/1/27 (f)	1,000	929
Series D, 8/1/28 (f)	1,000	907
Chula Vista Municipal Financing Authority Special Tax Series B, 5.00%, 9/1/27, Continuously Callable @100	1,520	1,796
Series B, 5.00%, 9/1/28, Continuously Callable @100	1,700	2,006
Series B, 5.00%, 9/1/29, Continuously Callable @100	1,785	2,105
Series B, 5.00%, 9/1/30, Continuously Callable @100	2,635	3,105
Series B, 5.00%, 9/1/31, Continuously Callable @100	2,095	2,466
City & County of San Francisco Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8059, 0.58%, 12/1/52, Callable 12/1/21 @100 (b) (e)	20,000	20,000
City of Irvine Special Assessment, 5.00%, 9/2/29, Callable 9/2/23 @100	1,000	1,112
City of Los Angeles Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8067, 0.58%, 10/1/58, Callable 10/1/21 @100 (b) (e)	10,500	10,500
City of San Diego Tobacco Settlement Revenue Funding Corp. Revenue, Series C, 4.00%, 6/1/32, Continuously Callable @100	830	872
City of Tulare Sewer Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 11/15/32, Continuously Callable @100	1,605	1,908
5.00%, 11/15/33, Continuously Callable @100	1,570	1,865
5.00%, 11/15/34, Continuously Callable @100	3,655	4,337
5.00%, 11/15/35, Continuously Callable @100	2,340	2,774
County of Los Angeles Certificate of Participation, 5.00%, 3/1/23	1,300	1,419
El Camino Community College District, GO Series C, 8/1/26 (f)	6,810	6,510
Series C, 8/1/27 (f)	7,665	7,201
Series C, 8/1/28 (f)	5,500	5,056
Foothill-Eastern Transportation Corridor Agency Revenue (INS — Assured Guaranty Municipal Corp.), 1/15/35 (f)	5,500	3,930
Fresno Joint Powers Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 4/1/32, Continuously Callable @100	1,000	1,204
Series A, 5.00%, 4/1/35, Continuously Callable @100	1,000	1,193
Series A, 5.00%, 4/1/36, Continuously Callable @100	420	499
Golden State Tobacco Securitization Corp. Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 6/1/25 (f)	46,605	45,268
Pittsburg Successor Agency Redevelopment Agency Tax Allocation (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 9/1/27, Continuously Callable @100	3,500	4,234
Series A, 5.00%, 9/1/28, Continuously Callable @100	2,640	3,190
San Diego Public Facilities Financing Authority Revenue Series A, 5.00%, 10/15/33, Continuously Callable @100	1,635	1,946
Series A, 5.00%, 10/15/34, Continuously Callable @100	1,000	1,189
Series A, 5.00%, 10/15/35, Continuously Callable @100	1,250	1,485
Series B, 5.00%, 10/15/30, Continuously Callable @100	775	925
Series B, 5.00%, 10/15/31, Continuously Callable @100	1,000	1,192
Series B, 5.00%, 10/15/32, Continuously Callable @100	1,000	1,192
		286,569

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Colorado (2.2%):
Adams & Arapahoe Joint School District 28J Aurora, GO, 12/1/22 (f)	$5,000	$4,982
Colorado Health Facilities Authority Revenue 5.00%, 6/1/28, Pre-refunded 6/1/23 @100	2,750	3,032
5.00%, 12/1/28, Continuously Callable @100	1,000	1,139
5.00%, 12/1/29, Continuously Callable @100	1,500	1,708
5.00%, 6/1/31, Pre-refunded 6/1/25 @100	2,310	2,740
5.00%, 6/1/32, Pre-refunded 6/1/25 @100	2,000	2,373
5.00%, 6/1/33, Pre-refunded 6/1/25 @100	2,470	2,930
5.00%, 6/1/34, Pre-refunded 6/1/25 @100	6,385	7,574
5.00%, 6/1/34, Pre-refunded 6/1/27 @100	4,455	5,608
5.00%, 6/1/35, Pre-refunded 6/1/25 @100	3,385	4,015
5.00%, 6/1/35, Pre-refunded 6/1/27 @100	2,000	2,518
5.00%, 12/1/35, Continuously Callable @100	4,000	4,476
5.00%, 6/1/36, Pre-refunded 6/1/27 @100	4,000	5,035
Series A, 4.00%, 8/1/38, Continuously Callable @100	1,000	1,143
Series A, 4.00%, 8/1/39, Continuously Callable @100	1,250	1,438
Series A, 4.00%, 11/1/39, Continuously Callable @100	3,500	4,074
Series A, 4.00%, 12/1/40, Continuously Callable @103	2,000	2,183
Denver Health & Hospital Authority Revenue Series A, 5.00%, 12/1/34, Continuously Callable @100 (e)	7,355	8,925
Series A, 4.00%, 12/1/37, Continuously Callable @100	1,250	1,447
Series A, 4.00%, 12/1/38, Continuously Callable @100	1,250	1,444
Series A, 4.00%, 12/1/39, Continuously Callable @100	1,000	1,152
Park Creek Metropolitan District Revenue 5.00%, 12/1/32, Continuously Callable @100	1,250	1,458
5.00%, 12/1/34, Continuously Callable @100	1,000	1,160
Regional Transportation District Certificate of Participation Series A, 5.00%, 6/1/29, Continuously Callable @100	7,585	8,325
Series A, 5.00%, 6/1/30, Continuously Callable @100	14,175	15,549
Series A, 5.00%, 6/1/31, Continuously Callable @100	15,005	16,449
		112,877
Connecticut (4.0%):
City of Bridgeport, GO Series B, 5.00%, 8/15/27	4,485	5,472
Series B, 5.00%, 8/15/27	180	228
Series B, 5.00%, 8/15/27	335	424
City of New Haven, GO Series A, 5.00%, 8/1/28	1,000	1,210
Series A, 5.50%, 8/1/30, Continuously Callable @100	1,000	1,231
Series A, 5.50%, 8/1/32, Continuously Callable @100	1,200	1,457
Series A, 5.50%, 8/1/36, Continuously Callable @100	1,810	2,164
City of New Haven, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 8/15/30, Continuously Callable @100	1,000	1,199
Series A, 5.00%, 8/15/32, Continuously Callable @100	1,000	1,190
Series A, 5.00%, 8/15/33, Continuously Callable @100	1,000	1,184
Series A, 5.00%, 8/15/34, Continuously Callable @100	1,350	1,591
City of West Haven, GO Series B, 5.00%, 11/1/32, Continuously Callable @100	400	462
Series B, 5.00%, 11/1/37, Continuously Callable @100	350	398

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Connecticut State Health & Educational Facilities Authority Revenue 5.00%, 7/1/32, Continuously Callable @100	$1,950	$2,278
5.00%, 7/1/34, Continuously Callable @100	725	841
5.00%, 7/1/35, Continuously Callable @100	1,170	1,351
5.00%, 7/1/36, Continuously Callable @100	1,125	1,294
5.00%, 7/1/37, Continuously Callable @100	1,275	1,463
Series A, 5.00%, 7/1/33, Continuously Callable @100	2,000	2,436
Series A, 4.00%, 7/1/38, Continuously Callable @100	2,000	2,319
Series A, 4.00%, 7/1/38, Continuously Callable @100	7,000	7,846
Series A, 4.00%, 7/1/39, Continuously Callable @100	2,000	2,313
Series E, 5.00%, 7/1/34, Continuously Callable @100	10,000	11,373
Harbor Point Infrastructure Improvement District Tax Allocation, 5.00%, 4/1/30, Continuously Callable @100 (e)	10,000	11,796
Mashantucket Western Pequot Tribe Revenue, 6.05%, 7/1/31	8,475	246
Metropolitan District, GO 5.00%, 7/15/33, Continuously Callable @100	750	939
5.00%, 7/15/34, Continuously Callable @100	1,000	1,249
5.00%, 7/15/35, Continuously Callable @100	750	935
5.00%, 7/15/36, Continuously Callable @100	1,000	1,244
4.00%, 7/15/37, Continuously Callable @100	1,000	1,164
State of Connecticut Special Tax Revenue 5.00%, 1/1/34, Continuously Callable @100	20,000	24,589
5.00%, 1/1/35, Continuously Callable @100	20,000	24,523
Series B, 5.00%, 10/1/37, Continuously Callable @100	6,000	7,411
Series B, 5.00%, 10/1/38, Continuously Callable @100	4,000	4,930
State of Connecticut, GO Series A, 5.00%, 4/15/33, Continuously Callable @100	5,000	6,188
Series A, 5.00%, 4/15/34, Continuously Callable @100	5,575	6,882
Series A, 5.00%, 4/15/35, Continuously Callable @100	5,000	6,159
Series A, 4.00%, 4/15/37, Continuously Callable @100	1,825	2,123
Series C, 5.00%, 6/15/33, Continuously Callable @100	1,100	1,365
Series C, 5.00%, 6/15/34, Continuously Callable @100	2,625	3,250
Series C, 5.00%, 6/15/35, Continuously Callable @100	2,500	3,088
Series E, 5.00%, 9/15/35, Continuously Callable @100	2,000	2,479
Series E, 5.00%, 9/15/37, Continuously Callable @100	2,000	2,469
Series G, 5.00%, 11/15/35, Continuously Callable @100	5,000	5,942
Town of Hamden, GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 8/15/30, Continuously Callable @100	1,200	1,469
University of Connecticut Revenue Series A, 5.00%, 4/15/34, Continuously Callable @100	6,805	8,387
Series A, 5.00%, 4/15/35, Continuously Callable @100	6,500	7,995
Series A, 5.00%, 4/15/36, Continuously Callable @100	11,175	13,710
		202,256
District of Columbia (0.7%):
District of Columbia Housing Finance Agency Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8069, 0.58%, 6/1/39, Callable 6/1/38 @101 (b) (e)	10,000	10,000
District of Columbia Revenue 5.00%, 7/1/23	290	307
6.00%, 7/1/33, Pre-refunded 7/1/23 @100	1,280	1,446

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
4.00%, 7/1/39, Continuously Callable @100	$1,000	$1,112
5.00%, 7/1/39, Continuously Callable @100	800	938
Series A, 5.63%, 10/1/25, Pre-refunded 4/1/21 @100	3,870	3,870
Series A, 5.75%, 10/1/26, Pre-refunded 4/1/21 @100	5,000	5,000
Series A, 5.75%, 10/1/27, Pre-refunded 4/1/21 @100	6,000	6,000
Metropolitan Washington Airports Authority Dulles Toll Road Revenue 4.00%, 10/1/35, Continuously Callable @100	1,000	1,149
4.00%, 10/1/36, Continuously Callable @100	1,250	1,431
4.00%, 10/1/37, Continuously Callable @100	1,500	1,713
4.00%, 10/1/38, Continuously Callable @100	1,000	1,140
		34,106
Florida (5.4%):
City of Cape Coral Water & Sewer Revenue 4.00%, 10/1/35, Continuously Callable @100	1,485	1,701
4.00%, 10/1/36, Continuously Callable @100	1,400	1,600
4.00%, 10/1/37, Continuously Callable @100	3,000	3,420
City of Jacksonville Revenue, 5.00%, 10/1/28, Continuously Callable @100	3,500	3,749
City of Pompano Beach Revenue 3.50%, 9/1/35, Continuously Callable @103	3,345	3,522
4.00%, 9/1/40, Continuously Callable @103	2,500	2,671
City of Port St. Lucie Special Assessment 4.00%, 7/1/31, Continuously Callable @100	3,195	3,657
4.00%, 7/1/32, Continuously Callable @100	2,000	2,275
4.00%, 7/1/33, Continuously Callable @100	2,785	3,153
City of Port St. Lucie Utility System Revenue, 4.00%, 9/1/31, Continuously Callable @100	1,000	1,146
City of Tampa Revenue Series A, 3.00%, 9/1/36, Continuously Callable @80	700	443
Series A, 3.08%, 9/1/37, Continuously Callable @77	700	423
Series A, 3.17%, 9/1/38, Continuously Callable @74	850	492
Series A, 3.25%, 9/1/39, Continuously Callable @71	700	386
Series A, 3.33%, 9/1/40, Continuously Callable @67	850	447
Series B, 4.00%, 7/1/38, Continuously Callable @100	350	408
Series B, 4.00%, 7/1/39, Continuously Callable @100	700	814
Cityplace Community Development District Special Assessment (INS — Assured Guaranty Municipal Corp.) 5/1/33 (g)	3,470	3,578
5/1/38, Continuously Callable @100 (h)	7,900	8,468
County of Escambia Revenue, Series 2, 0.07%, 4/1/39, Continuously Callable @100 (b)	2,700	2,700
County of Jackson Revenue, 0.09%, 7/1/22, Continuously Callable @100 (b)	1,000	1,000
County of Lee Airport Revenue, 5.00%, 10/1/33, Continuously Callable @100	4,000	4,755
County of Lee Revenue 5.00%, 10/1/23	2,500	2,752
5.00%, 10/1/24	2,700	3,064
County of Lee Tourist Development Tax Revenue Series B, 4.00%, 10/1/36, Continuously Callable @100	4,685	5,522
Series B, 4.00%, 10/1/37, Continuously Callable @100	4,970	5,832
Series B, 4.00%, 10/1/38, Continuously Callable @100	5,230	6,115

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
County of Miami-Dade Revenue, Series A, 5.00%, 10/1/25, Pre-refunded 10/1/22 @100	$2,000	$2,141
County of St Lucie Sales Tax Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 10/1/28, Continuously Callable @100	7,370	8,196
County of St. Lucie Revenue, 0.08%, 9/1/28, Continuously Callable @100 (b)	22,165	22,165
Escambia County Health Facilities Authority Revenue 5.00%, 8/15/33, Continuously Callable @100	1,400	1,748
5.00%, 8/15/35, Continuously Callable @100	1,290	1,595
5.00%, 8/15/40, Continuously Callable @100	2,900	3,527
Florida Development Finance Corp. Revenue Series A, 5.00%, 6/15/35, Continuously Callable @100	1,000	1,138
Series A, 5.00%, 6/15/40, Continuously Callable @100	1,650	1,851
Florida Higher Educational Facilities Financial Authority Revenue 5.00%, 10/1/35, Continuously Callable @100	1,250	1,457
5.00%, 10/1/36, Continuously Callable @100	1,000	1,160
4.00%, 10/1/37, Continuously Callable @100	1,000	1,073
4.00%, 10/1/38, Continuously Callable @100	750	803
5.00%, 3/1/39, Continuously Callable @100	7,055	7,870
4.00%, 10/1/39, Continuously Callable @100	800	853
Halifax Hospital Medical Center Revenue 5.00%, 6/1/35, Continuously Callable @100	2,325	2,668
5.00%, 6/1/36, Continuously Callable @100	2,750	3,187
Lake County School Board Certificate of Participation (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 6/1/29, Continuously Callable @100	1,250	1,407
Series A, 5.00%, 6/1/30, Continuously Callable @100	2,225	2,503
Lee County IDA Revenue 5.00%, 10/1/28, Pre-refunded 10/1/22 @100	7,245	7,758
5.00%, 11/15/39, Continuously Callable @103	1,500	1,729
Lee County School Board Certificate of Participation, Series A, 5.00%, 8/1/28, Continuously Callable @100	3,750	4,293
Lee Memorial Health System Revenue, Series A-1, 4.00%, 4/1/37, Continuously Callable @100	5,000	5,743
Miami Beach Health Facilities Authority Revenue, 5.00%, 11/15/29, Pre-refunded 11/15/22 @100	6,560	7,062
Miami-Dade County Expressway Authority Revenue Series A, 5.00%, 7/1/28, Continuously Callable @100	10,000	10,559
Series A, 5.00%, 7/1/29, Continuously Callable @100	1,000	1,136
Series A, 5.00%, 7/1/29, Continuously Callable @100	7,000	7,390
Series A, 5.00%, 7/1/30, Continuously Callable @100	1,610	1,828
Series A, 5.00%, 7/1/31, Continuously Callable @100	1,255	1,424
Series A, 5.00%, 7/1/32, Continuously Callable @100	2,000	2,268
Series A, 5.00%, 7/1/33, Continuously Callable @100	2,000	2,266
Series A, 5.00%, 7/1/34, Continuously Callable @100	2,000	2,265
Series B, 5.00%, 7/1/30, Continuously Callable @100	2,000	2,270
Series B, 5.00%, 7/1/31, Continuously Callable @100	2,000	2,269
Miami-Dade County Health Facilities Authority Revenue 5.00%, 8/1/27, Continuously Callable @100	4,750	5,238
5.00%, 8/1/28, Continuously Callable @100	4,950	5,455
5.00%, 8/1/29, Continuously Callable @100	5,250	5,781
See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 8/1/30, Continuously Callable @100	$3,500	$3,852
5.00%, 8/1/31, Continuously Callable @100	5,780	6,357
Orange County Health Facilities Authority Revenue, Series A, 5.00%, 10/1/35, Continuously Callable @100	4,000	4,773
Osceola County School Board Certificate of Participation, Series A, 5.00%, 6/1/28, Continuously Callable @100	3,055	3,355
Palm Beach County Health Facilities Authority Revenue 5.00%, 11/15/23, Continuously Callable @100	7,595	7,920
Series B, 4.00%, 11/15/41, Continuously Callable @103	250	273
Pinellas County Educational Facilities Authority Revenue 5.00%, 10/1/21	1,995	2,033
4.00%, 10/1/22	1,080	1,125
4.00%, 10/1/23, Continuously Callable @100	1,415	1,474
5.38%, 10/1/26, Continuously Callable @100	2,045	2,087
5.00%, 10/1/27, Continuously Callable @100	1,895	1,999
6.50%, 10/1/31, Continuously Callable @100	2,615	2,682
Pinellas County IDA Revenue, 5.00%, 7/1/29	1,000	1,152
School District of Broward County Certificate of Participation Series A, 5.00%, 7/1/29, Continuously Callable @100	2,000	2,360
Series A, 5.00%, 7/1/30, Continuously Callable @100	2,000	2,358
Southeast Overtown Park West Community Redevelopment Agency Tax Allocation, Series A-1, 5.00%, 3/1/30, Continuously Callable @100 (e)	3,195	3,519
St. Lucie County School Board Certificate of Participation
Series A, 5.00%, 7/1/25, Continuously Callable @100	2,045	2,256
Series A, 5.00%, 7/1/26, Continuously Callable @100	1,500	1,654
Sunshine State Governmental Financing Commission Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 9/1/21	1,055	1,076
Volusia County Educational Facility Authority Revenue Series B, 5.00%, 10/15/28, Continuously Callable @100	1,000	1,163
Series B, 5.00%, 10/15/29, Continuously Callable @100	1,000	1,163
Series B, 5.00%, 10/15/30, Continuously Callable @100	1,500	1,742
Series B, 5.00%, 10/15/32, Continuously Callable @100	1,560	1,809
		274,351
Georgia (2.6%):
Appling County Development Authority Revenue, 0.11%, 9/1/29, Continuously Callable @100 (b)	5,000	5,000
Appling County Development Authority Revenue, 0.11%, 9/1/41, Continuously Callable @100 (b)	3,805	3,805
Cobb County Development Authority Revenue, Series A, 2.25%, 4/1/33, (Put Date 10/1/29) (d)	4,975	5,309
Cobb County Housing Authority Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8068, 0.58%, 10/1/59, Callable 10/1/35 @100 (b) (e)	5,000	5,000
George L Smith II Congress Center Authority Revenue, 4.00%, 1/1/36, Continuously Callable @100 (i)	1,000	1,146
Glynn-Brunswick Memorial Hospital Authority Revenue 4.00%, 8/1/36, Continuously Callable @100	1,840	2,105
4.00%, 8/1/37, Continuously Callable @100	1,500	1,710
Main Street Natural Gas, Inc. Revenue 4.00%, 8/1/48, (Put Date 12/1/23) (d)	15,000	16,352
Series A, 5.00%, 5/15/36	2,000	2,712

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 5.00%, 5/15/37	$1,500	$2,047
Series A, 5.00%, 5/15/38	2,500	3,450
Series C, 4.00%, 3/1/50, (Put Date 9/1/26) (d)	27,500	31,748
Private Colleges & Universities Authority Revenue Series A, 5.25%, 10/1/27, Continuously Callable @100	3,000	3,063
Series C, 5.25%, 10/1/27, Continuously Callable @100	2,000	2,125
Savannah Hospital Authority Revenue, 4.00%, 7/1/39, Continuously Callable @100	2,500	2,831
The Burke County Development Authority Revenue Series 1, 0.10%, 7/1/49, Continuously Callable @100 (b)	12,100	12,100
Series A, 1.50%, 1/1/40, (Put Date 2/3/25) (d)	6,500	6,580
The Burke County Development Authority Revenue (NBGA — Southern Co.), 0.08%, 11/1/52, Continuously Callable @100 (b)	20,500	20,500
The Development Authority of Monroe County Revenue, 0.11%, 11/1/48, Continuously Callable @100 (b)	1,400	1,400
The Monroe County Development Authority Revenue, 0.09%, 6/1/49 (b)	4,925	4,925
		133,908
Guam (0.4%):
Guam Government Waterworks Authority Revenue 5.00%, 7/1/28, Continuously Callable @100	1,000	1,088
5.25%, 7/1/33, Pre-refunded 7/1/23 @100	3,000	3,323
5.00%, 7/1/36, Continuously Callable @100	1,250	1,447
5.00%, 7/1/36, Continuously Callable @100	1,000	1,178
Series A, 5.00%, 7/1/23	750	817
Series A, 5.00%, 7/1/24	600	675
Series A, 5.00%, 7/1/25, Continuously Callable @100	750	843
Series A, 5.00%, 7/1/29, Continuously Callable @100	1,000	1,121
Guam Power Authority Revenue Series A, 5.00%, 10/1/29, Continuously Callable @100	1,000	1,120
Series A, 5.00%, 10/1/30, Continuously Callable @100	1,000	1,119
Series A, 5.00%, 10/1/31, Continuously Callable @100	695	778
Guam Power Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 10/1/27, Continuously Callable @100	1,000	1,059
Series A, 5.00%, 10/1/30, Continuously Callable @100	1,000	1,059
Series A, 5.00%, 10/1/32, Continuously Callable @100	1,000	1,127
Territory of Guam Revenue Series A, 5.00%, 12/1/30, Continuously Callable @100	1,500	1,738
Series A, 5.00%, 12/1/31, Continuously Callable @100	2,000	2,310
		20,802
Idaho (0.3%):
Idaho Health Facilities Authority Revenue 5.00%, 3/1/35, Continuously Callable @100	5,805	7,073
5.00%, 3/1/36, Continuously Callable @100	4,085	4,957
5.00%, 3/1/37, Continuously Callable @100	3,000	3,634
		15,664
Illinois (14.4%):
Champaign County Community Unit School District No. 4 Champaign, GO 4.00%, 6/1/34, Continuously Callable @100	1,000	1,168

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
4.00%, 6/1/35, Continuously Callable @100	$1,290	$1,500
4.00%, 6/1/36, Continuously Callable @100	1,575	1,824
Chicago Board of Education, GO Series A, 12/1/25 (f)	1,600	1,484
Series A, 12/1/26 (f)	3,700	3,338
Series A, 5.00%, 12/1/36, Continuously Callable @100	2,110	2,550
Series A, 5.00%, 12/1/40, Continuously Callable @100	1,700	2,030
Series B, 5.00%, 12/1/36, Continuously Callable @100	1,250	1,506
Chicago Midway International Airport Revenue Series B, 5.00%, 1/1/27, Continuously Callable @100	6,525	7,004
Series B, 5.00%, 1/1/29, Continuously Callable @100	11,750	13,047
Series B, 5.00%, 1/1/30, Continuously Callable @100	5,175	5,742
Series B, 5.00%, 1/1/31, Continuously Callable @100	8,910	9,879
Series B, 5.00%, 1/1/32, Continuously Callable @100	6,000	6,648
Series B, 5.25%, 1/1/33, Continuously Callable @100	1,635	1,758
Series B, 4.00%, 1/1/34, Continuously Callable @100	3,500	3,864
Series B, 4.00%, 1/1/35, Continuously Callable @100	3,000	3,302
Chicago O'Hare International Airport Revenue 5.00%, 1/1/33, Continuously Callable @100	11,560	13,363
5.00%, 1/1/34, Continuously Callable @100	5,675	6,555
Series A, 4.00%, 1/1/37, Continuously Callable @100	2,000	2,322
Series A, 4.00%, 1/1/38, Continuously Callable @100	1,000	1,159
Series B, 5.25%, 1/1/29, Continuously Callable @100	13,480	14,609
Chicago O'Hare International Airport Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 1/1/28, Continuously Callable @100	3,620	3,799
5.00%, 1/1/29, Continuously Callable @100	1,500	1,573
5.13%, 1/1/30, Continuously Callable @100	2,150	2,260
Chicago Park District, GO Series F-2, 4.00%, 1/1/34, Continuously Callable @100	1,200	1,364
Series F-2, 4.00%, 1/1/36, Continuously Callable @100	1,300	1,458
Series F-2, 5.00%, 1/1/37, Continuously Callable @100	2,000	2,412
Series F-2, 4.00%, 1/1/38, Continuously Callable @100	1,750	1,952
Series F-2, 5.00%, 1/1/39, Continuously Callable @100	1,500	1,800
Series F-2, 5.00%, 1/1/40, Continuously Callable @100	1,125	1,347
Chicago Transit Authority Sales Tax Receipts Fund Revenue, Series A, 5.00%, 12/1/45, Continuously Callable @100	5,000	6,098
City of Chicago Special Assessment, 6.63%, 12/1/22, Continuously Callable @100	1,241	1,245
City of Chicago Wastewater Transmission Revenue 5.00%, 1/1/31, Continuously Callable @100	1,000	1,116
5.00%, 1/1/32, Continuously Callable @100	1,000	1,116
Series B, 5.00%, 1/1/35, Continuously Callable @100	8,000	9,611
Series C, 5.00%, 1/1/33, Continuously Callable @100	3,500	4,030
Series C, 5.00%, 1/1/34, Continuously Callable @100	1,000	1,151
Series C, 5.00%, 1/1/35, Continuously Callable @100	1,250	1,434
City of Chicago Waterworks Revenue 5.00%, 11/1/28, Continuously Callable @100	1,500	1,815
5.00%, 11/1/29, Continuously Callable @100	725	876
5.00%, 11/1/30, Continuously Callable @100	2,000	2,413

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 11/1/31, Continuously Callable @100	$2,000	$2,282
5.00%, 11/1/33, Continuously Callable @100	2,000	2,280
5.00%, 11/1/36, Continuously Callable @100	2,665	3,209
Series A-1, 5.00%, 11/1/29, Continuously Callable @100	1,000	1,208
Series A-1, 5.00%, 11/1/31, Continuously Callable @100	1,000	1,203
City of Chicago Waterworks Revenue (INS — Assured Guaranty Municipal Corp.) 5.25%, 11/1/34, Continuously Callable @100	2,105	2,663
5.25%, 11/1/35, Continuously Callable @100	1,635	2,048
Series 2017-2, 5.00%, 11/1/36, Continuously Callable @100	3,145	3,879
Series 2017-2, 5.00%, 11/1/37, Continuously Callable @100	2,500	3,080
City of Chicago, GO (INS — National Public Finance Guarantee Corp.), 1/1/23 (f)	30,000	29,057
City of Springfield Electric Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 3/1/34, Continuously Callable @100	3,000	3,470
City of Springfield, GO, 5.00%, 12/1/30, Continuously Callable @100	8,500	10,103
County of Cook Sales Tax Revenue 4.00%, 11/15/34, Continuously Callable @100	3,750	4,351
5.00%, 11/15/35, Continuously Callable @100	7,000	8,605
5.00%, 11/15/36, Continuously Callable @100	5,000	6,135
County of Cook, GO 5.00%, 11/15/34, Continuously Callable @100	2,000	2,383
5.00%, 11/15/35, Continuously Callable @100	2,000	2,364
Series A, 5.00%, 11/15/31, Continuously Callable @100	2,500	3,030
Illinois Educational Facilities Authority Revenue 4.45%, 11/1/36, Continuously Callable @102	4,500	5,204
3.90%, 11/1/36, Continuously Callable @102	2,220	2,490
4.00%, 11/1/36, Continuously Callable @102	9,750	11,129
Illinois Finance Authority Revenue 3.25%, 5/15/22	1,125	1,134
5.00%, 2/15/27 (j)	7,650	5,444
5.40%, 4/1/27, Continuously Callable @100	1,435	1,437
4.00%, 5/15/27	3,065	3,268
5.50%, 7/1/28, Continuously Callable @100	8,250	9,143
3.90%, 3/1/30, Continuously Callable @100	20,000	22,096
5.00%, 5/15/30, Continuously Callable @100	1,000	1,149
5.00%, 5/15/31, Continuously Callable @100	1,875	2,073
5.00%, 8/15/32, Pre-refunded 8/15/26 @100	1,500	1,846
5.00%, 8/15/33, Pre-refunded 8/15/26 @100	1,155	1,422
5.00%, 8/15/34, Pre-refunded 8/15/26 @100	1,000	1,231
5.00%, 12/1/34, Continuously Callable @100	3,500	4,144
5.00%, 5/15/35, Continuously Callable @100	1,100	1,256
5.00%, 8/15/35, Continuously Callable @100	4,000	4,559
5.00%, 10/1/35, Continuously Callable @100	600	746
4.00%, 12/1/35, Continuously Callable @100	5,000	5,513
5.00%, 5/15/36, Continuously Callable @100	1,400	1,518
4.00%, 12/1/36, Continuously Callable @100	3,000	3,308
5.00%, 2/15/37, Continuously Callable @100	1,000	1,101
5.00%, 10/1/37, Continuously Callable @100	700	866
2.45%, 10/1/39, (Put Date 10/1/29) (d)	14,000	15,004
5.00%, 10/1/39, Continuously Callable @100	700	862

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
4.00%, 10/1/40, Continuously Callable @100	$1,000	$1,132
Series A, 4.50%, 5/15/25, Pre-refunded 5/15/22 @100	8,210	8,605
Series A, 5.38%, 8/15/26, Continuously Callable @100	7,665	7,807
Series A, 4.00%, 10/1/31, Continuously Callable @100	1,000	1,153
Series A, 4.00%, 10/1/32, Continuously Callable @100	1,000	1,145
Series A, 5.00%, 9/1/34, Continuously Callable @100	3,385	3,902
Series A, 4.00%, 10/1/34, Continuously Callable @100	1,000	1,135
Series A, 5.00%, 11/15/34, Continuously Callable @100	3,700	4,352
Series A, 5.00%, 11/15/35, Continuously Callable @100	3,000	3,516
Series C, 4.00%, 2/15/36, Continuously Callable @100	18,000	20,077
Illinois Municipal Electric Agency Revenue, Series A, 4.00%, 2/1/33, Continuously Callable @100	14,650	16,512
Illinois Sports Facilities Authority Revenue
5.25%, 6/15/30, Continuously Callable @100	3,000	3,319
5.00%, 6/15/30, Continuously Callable @100	1,025	1,217
5.25%, 6/15/31, Continuously Callable @100	5,000	5,520
5.25%, 6/15/32, Continuously Callable @100	5,000	5,510
Illinois State Toll Highway Authority Revenue
Series A, 5.00%, 12/1/32, Continuously Callable @100	5,000	5,960
Series A, 5.00%, 1/1/34, Continuously Callable @100	5,870	6,890
Series A, 5.00%, 1/1/35, Continuously Callable @100	5,600	6,568
Series A, 5.00%, 1/1/36, Continuously Callable @100	7,000	8,203
Kane Cook & DuPage Counties School District No. U-46 Elgin, GO
Series D, 5.00%, 1/1/32, Continuously Callable @100	2,800	3,126
Series D, 5.00%, 1/1/33, Continuously Callable @100	4,000	4,464
Kendall Kane & Will Counties Community Unit School District No. 308, GO
5.00%, 2/1/35, Continuously Callable @100	5,000	5,855
5.00%, 2/1/36, Continuously Callable @100	6,000	6,928
Madison County Community Unit School District No. 7 Edwardsville, GO (INS — Build America Mutual Assurance Co.)
5.00%, 12/1/28, Continuously Callable @100	1,210	1,422
5.00%, 12/1/29, Continuously Callable @100	1,250	1,467
Madison-Macoupin Etc Counties Community College District No. 536, GO (INS — Assured Guaranty Municipal Corp.)
Series A, 5.00%, 11/1/31, Continuously Callable @100	1,000	1,203
Series A, 5.00%, 11/1/32, Continuously Callable @100	2,000	2,395
Series A, 5.00%, 11/1/33, Continuously Callable @100	750	891
Metropolitan Pier & Exposition Authority Revenue, 5.00%, 6/15/42, Continuously Callable @100	2,000	2,440
Metropolitan Pier & Exposition Authority Revenue (INS — Assured Guaranty Municipal Corp.), 6/15/26 (f)	5,000	4,644
Northern Illinois Municipal Power Agency Revenue
Series A, 4.00%, 12/1/31, Continuously Callable @100	1,800	2,077
Series A, 4.00%, 12/1/32, Continuously Callable @100	2,100	2,411
Series A, 4.00%, 12/1/33, Continuously Callable @100	4,000	4,578
Series A, 4.00%, 12/1/35, Continuously Callable @100	5,000	5,691
Northern Illinois University Revenue (INS — Build America Mutual Assurance Co.), Series B, 4.00%, 4/1/39, Continuously Callable @100	1,375	1,545
Railsplitter Tobacco Settlement Authority Revenue, 5.50%, 6/1/23, Pre-refunded 6/1/21 @100	10,000	10,084

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Regional Transportation Authority Revenue Series A, 4.00%, 7/1/34, Continuously Callable @100	$23,160	$27,070
Series A, 4.00%, 7/1/35, Continuously Callable @100	11,650	13,582
Sales Tax Securitization Corp. Revenue Series A, 4.00%, 1/1/38, Continuously Callable @100	6,310	7,193
Series A, 4.00%, 1/1/39, Continuously Callable @100	500	569
Sangamon County School District No. 186 Springfield, GO Series B, 5.00%, 2/1/24	2,660	2,998
Series B, 5.00%, 2/1/24	1,040	1,177
Series B, 5.00%, 2/1/25, Continuously Callable @100	5,765	6,490
Series B, 5.00%, 2/1/25, Pre-refunded 2/1/24 @100	1,435	1,625
Sangamon County School District No. 186 Springfield, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 2/1/26, Continuously Callable @100	4,215	4,743
State of Illinois, GO 5.25%, 2/1/31, Continuously Callable @100	9,000	9,999
Series A, 5.00%, 11/1/25	11,000	12,768
Series B, 5.00%, 10/1/28	3,000	3,651
Series B, 5.00%, 11/1/32, Continuously Callable @100	10,000	12,094
Series C, 5.00%, 11/1/29, Continuously Callable @100	6,705	7,803
Series D, 5.00%, 11/1/28, Continuously Callable @100	5,795	6,793
State of Illinois, GO (INS — Assured Guaranty Municipal Corp.) 4.00%, 2/1/30, Continuously Callable @100	7,000	7,893
Series A, 5.00%, 4/1/29, Continuously Callable @100	10,000	10,876
State of Illinois, GO (INS — Build America Mutual Assurance Co.), Series D, 5.00%, 11/1/25 (c)	10,000	11,768
University of Illinois Revenue, Series A, 4.00%, 4/1/33, Continuously Callable @100	12,475	13,902
Village of Bolingbrook, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 1/1/29, Continuously Callable @100	1,750	2,161
Series A, 5.00%, 1/1/30, Continuously Callable @100	1,500	1,836
Series A, 5.00%, 1/1/31, Continuously Callable @100	2,400	2,921
Series A, 5.00%, 1/1/32, Continuously Callable @100	2,350	2,845
Series A, 5.00%, 1/1/33, Continuously Callable @100	1,450	1,749
Series A, 5.00%, 1/1/38, Continuously Callable @100	1,500	1,791
Village of Gilberts Special Tax (INS — Build America Mutual Assurance Co.), 5.00%, 3/1/30, Continuously Callable @100	5,225	6,050
Village of Rosemont, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 12/1/25	2,010	2,365
Series A, 5.00%, 12/1/26	2,110	2,541
Volo Village Special Service Area No. 3 & 6 Special Tax (INS — Assured Guaranty Municipal Corp.)
5.00%, 3/1/34, Continuously Callable @100	2,997	3,511
4.00%, 3/1/36, Continuously Callable @100	1,250	1,370
Will County Community High School District No 210 Lincoln-Way, GO, 4.00%, 1/1/34, Continuously Callable @100	650	719
Williamson Jackson Etc Counties Community Unit School District No. 4, GO (INS — Assured Guaranty Municipal Corp.) 5.00%, 12/1/28, Continuously Callable @100	1,835	2,158
5.00%, 12/1/29, Continuously Callable @100	1,925	2,261

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 12/1/30, Continuously Callable @100	$2,025	$2,376
5.00%, 12/1/34, Continuously Callable @100	6,000	6,926
		733,133
Indiana (1.3%):
City of Rockport Revenue, Series A, 3.05%, 6/1/25	5,750	6,295
Hammond Multi-School Building Corp. Revenue
5.00%, 7/15/33, Continuously Callable @100	1,165	1,427
5.00%, 7/15/34, Continuously Callable @100	1,000	1,223
5.00%, 7/15/35, Continuously Callable @100	1,250	1,527
5.00%, 7/15/38, Continuously Callable @100	3,000	3,658
Indiana Bond Bank Revenue 1/15/30, Continuously Callable @97 (f)	740	632
7/15/30, Continuously Callable @96 (f)	750	632
7/15/31, Continuously Callable @93 (f)	1,490	1,215
7/15/32, Continuously Callable @91 (f)	1,400	1,096
Indiana Finance Authority Revenue 3.13%, 12/1/24	6,000	6,538
5.00%, 9/1/30, Continuously Callable @100	1,250	1,484
5.00%, 9/1/31, Continuously Callable @100	1,500	1,774
5.00%, 11/15/33, Continuously Callable @103	2,000	2,304
4.00%, 7/1/36, Continuously Callable @100	3,660	3,998
4.00%, 7/1/38, Continuously Callable @100	4,030	4,375
5.00%, 11/15/38, Continuously Callable @103	3,000	3,411
4.00%, 7/1/39, Continuously Callable @100	3,605	3,901
Series A, 5.00%, 5/1/24, Pre-refunded 5/1/23 @100	1,470	1,616
Series A, 5.00%, 5/1/27, Pre-refunded 5/1/23 @100	1,200	1,319
Series A, 5.00%, 6/1/32, Continuously Callable @100	10,500	10,824
Richmond Hospital Authority Revenue, 5.00%, 1/1/35, Continuously Callable @100	6,500	7,431
		66,680
Iowa (0.5%):
City of Waverly Revenue, 2.50%, 12/31/22, Continuously Callable @100	2,000	2,057
Iowa Finance Authority Revenue Series E, 4.00%, 8/15/35, Continuously Callable @100	5,425	6,067
Series E, 4.00%, 8/15/36, Continuously Callable @100	15,105	16,851
		24,975
Kansas (0.3%):
City of Wichita Revenue 4.20%, 9/1/27, Continuously Callable @100	2,750	2,781
4.63%, 9/1/33, Continuously Callable @100	10,000	10,105
		12,886
Kentucky (3.2%):
City of Ashland Revenue 4.00%, 2/1/35, Continuously Callable @100	470	506
4.00%, 2/1/36, Continuously Callable @100	2,410	2,511
4.00%, 2/1/37, Continuously Callable @100	1,115	1,191
County of Trimble Revenue, 3.75%, 6/1/33, Continuously Callable @100	15,000	16,920

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Kentucky Economic Development Finance Authority Revenue 5.00%, 5/15/26	$6,750	$6,929
5.00%, 5/15/31, Continuously Callable @100	7,205	7,385
5.00%, 5/15/36, Continuously Callable @100	2,500	2,565
Series B, 10/1/24 (f)	6,130	5,910
Series B-3, 1.45% (MUNIPSA+140bps), 2/1/46, (Put Date 2/1/25) (d) (k)	20,000	20,002
Kentucky Municipal Power Agency Revenue, Series A, 3.45%, 9/1/42, (Put Date 3/1/26) (d)	7,000	7,268
Kentucky Public Energy Authority Revenue Series B, 4.00%, 1/1/49, (Put Date 1/1/25) (d)	14,285	15,921
Series C-1, 4.00%, 12/1/49, (Put Date 6/1/25) (d)	20,000	22,500
Series C-3, 1.10% (MUNIPSA+105bps), 12/1/49, (Put Date 6/1/25) (d) (k)	20,000	20,305
Kentucky State Property & Building Commission Revenue 5.00%, 5/1/35, Continuously Callable @100	1,000	1,204
5.00%, 5/1/36, Continuously Callable @100	1,000	1,201
5.00%, 5/1/37, Continuously Callable @100	3,000	3,596
Series A, 5.00%, 2/1/32, Continuously Callable @100	2,000	2,356
Series A, 5.00%, 2/1/33, Continuously Callable @100	2,250	2,647
Series A, 4.00%, 11/1/35, Continuously Callable @100	565	655
Series A, 4.00%, 11/1/36, Continuously Callable @100	750	869
Series A, 4.00%, 11/1/37, Continuously Callable @100	750	864
Series A, 4.00%, 11/1/38, Continuously Callable @100	500	576
Louisville/Jefferson County Metropolitan Government Revenue 5.00%, 12/1/22, Pre-refunded 6/1/22 @100	3,830	4,045
5.00%, 12/1/23, Pre-refunded 6/1/22 @100	2,760	2,915
5.00%, 12/1/24, Pre-refunded 6/1/22 @100	7,160	7,562
1.75%, 2/1/35, (Put Date 7/1/26) (d)	5,000	5,206
		163,609
Louisiana (3.7%):
City of New Orleans Sewerage Service Revenue 5.00%, 6/1/31, Pre-refunded 6/1/25 @100	700	832
5.00%, 6/1/32, Pre-refunded 6/1/25 @100	1,150	1,368
5.00%, 6/1/34, Pre-refunded 6/1/25 @100	1,500	1,784
City of New Orleans Water System Revenue
5.00%, 12/1/33, Pre-refunded 12/1/25 @100	1,500	1,813
5.00%, 12/1/35, Pre-refunded 12/1/25 @100	1,500	1,813
City of Shreveport Water & Sewer Revenue
Series B, 5.00%, 12/1/31, Continuously Callable @100	5,330	6,142
Series B, 5.00%, 12/1/32, Continuously Callable @100	5,125	5,901
City of Shreveport Water & Sewer Revenue (INS — Assured Guaranty Municipal Corp.)
5.00%, 12/1/33, Continuously Callable @100	1,515	1,781
5.00%, 12/1/34, Continuously Callable @100	1,500	1,775
5.00%, 12/1/35, Continuously Callable @100	1,510	1,785
City of Shreveport Water & Sewer Revenue (INS — Build America Mutual Assurance Co.) Series C, 5.00%, 12/1/30, Continuously Callable @100	1,000	1,246
Series C, 5.00%, 12/1/31, Continuously Callable @100	2,000	2,480

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, 3.50%, 11/1/32, Continuously Callable @100	$18,750	$20,414
Louisiana Public Facilities Authority Revenue 5.00%, 7/1/33, Pre-refunded 7/1/25 @100	55	66
5.00%, 7/1/33, Continuously Callable @100	8,940	10,515
5.00%, 5/15/34, Continuously Callable @100	2,975	3,566
5.00%, 5/15/34, Pre-refunded 5/15/26 @100	25	31
5.00%, 5/15/34, Continuously Callable @100	2,225	2,634
5.00%, 7/1/34, Pre-refunded 7/1/25 @100	85	101
5.00%, 7/1/34, Continuously Callable @100	13,465	15,822
5.00%, 5/15/35, Continuously Callable @100	2,000	2,391
4.00%, 5/15/35, Pre-refunded 5/15/26 @100	35	41
4.00%, 5/15/35, Continuously Callable @100	3,465	3,853
5.00%, 5/15/36, Continuously Callable @100	1,560	1,860
4.00%, 5/15/36, Pre-refunded 5/15/26 @100	15	18
4.00%, 5/15/36, Continuously Callable @100	1,485	1,645
Series A, 4.00%, 12/15/32, Continuously Callable @100	2,735	3,109
Series A, 4.00%, 12/15/33, Continuously Callable @100	3,095	3,504
Series B, 3.50%, 6/1/30, Continuously Callable @100	14,000	14,067
Louisiana Public Facilities Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/36, Continuously Callable @100	2,000	2,351
Louisiana State University & Agricultural & Mechanical College Revenue Series A, 4.00%, 7/1/31, Continuously Callable @100	1,000	1,142
Series A, 4.00%, 7/1/32, Continuously Callable @100	1,000	1,133
Series A, 4.00%, 7/1/33, Continuously Callable @100	1,000	1,127
New Orleans Aviation Board Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 1/1/35, Continuously Callable @100	1,840	2,240
5.00%, 1/1/36, Continuously Callable @100	1,250	1,520
5.00%, 1/1/37, Continuously Callable @100	1,500	1,821
5.00%, 10/1/37, Continuously Callable @100	2,000	2,435
5.00%, 1/1/38, Continuously Callable @100	1,300	1,575
Parish of St. Charles Revenue, 4.00%, 12/1/40, (Put Date 6/1/22) (d)	16,750	17,432
Parish of St. James Revenue, Series A-1, 0.15%, 11/1/40, Continuously Callable @100 (b)	22,500	22,500
Parish of St. John the Baptist Revenue, 2.20%, 6/1/37, (Put Date 7/1/26) (d)	6,750	6,950
Tobacco Settlement Financing Corp. Revenue Series A, 5.00%, 5/15/23	5,000	5,496
Series A, 5.25%, 5/15/31, Continuously Callable @100	10,000	10,046
		190,125
Maine (0.3%):
Maine Health & Higher Educational Facilities Authority Revenue 5.00%, 7/1/24, Continuously Callable @100	1,635	1,756
5.00%, 7/1/26, Continuously Callable @100	1,000	1,073
6.00%, 7/1/26, Pre-refunded 7/1/21 @100	11,500	11,662
5.00%, 7/1/27, Continuously Callable @100	1,000	1,073
		15,564

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Maryland (1.1%):
City of Gaithersburg Revenue 5.00%, 1/1/33, Continuously Callable @104	$3,000	$3,397
5.00%, 1/1/36, Continuously Callable @104	1,000	1,125
Maryland Economic Development Corp. Revenue
Series A, 5.00%, 6/1/30, Continuously Callable @100	1,250	1,469
Series A, 5.00%, 6/1/31, Continuously Callable @100	1,000	1,161
Series A, 5.00%, 6/1/32, Continuously Callable @100	1,000	1,150
Series A, 5.00%, 6/1/35, Continuously Callable @100	2,000	2,263
Maryland Health & Higher Educational Facilities Authority Revenue 5.50%, 1/1/29, Continuously Callable @100	1,415	1,737
5.50%, 1/1/30, Continuously Callable @100	1,750	2,144
5.50%, 1/1/31, Continuously Callable @100	1,585	1,937
5.00%, 7/1/31, Continuously Callable @100	3,190	3,749
5.00%, 7/1/32, Continuously Callable @100	6,505	7,598
5.00%, 7/1/33, Continuously Callable @100	3,600	4,187
5.00%, 7/1/33, Continuously Callable @100	1,000	1,159
5.00%, 7/1/34, Continuously Callable @100	2,500	2,898
5.00%, 7/1/34, Continuously Callable @100	2,200	2,551
5.50%, 1/1/36, Continuously Callable @100	5,000	5,978
4.00%, 1/1/38, Continuously Callable @100	865	979
4.00%, 7/1/38, Continuously Callable @100	1,500	1,727
4.00%, 7/1/39, Continuously Callable @100	1,585	1,819
4.00%, 7/1/40, Continuously Callable @100	1,645	1,883
Series A, 5.00%, 7/1/33, Continuously Callable @100	1,000	1,179
Series A, 5.00%, 7/1/34, Continuously Callable @100	1,000	1,174
Series A, 5.00%, 7/1/35, Continuously Callable @100	1,310	1,530
Series A, 5.00%, 7/1/36, Continuously Callable @100	1,000	1,164
		55,958
Massachusetts (1.3%):
Massachusetts Clean Water Trust Revenue, Series 11, 4.75%, 8/1/25, Continuously Callable @100	110	110
Massachusetts Development Finance Agency Revenue 5.00%, 7/1/30, Continuously Callable @100	2,000	2,404
5.00%, 7/1/31, Continuously Callable @100	1,675	2,011
5.00%, 7/1/32, Continuously Callable @100	1,250	1,481
4.00%, 10/1/32, Continuously Callable @105 (e)	3,600	3,879
5.00%, 4/15/33, Continuously Callable @100	2,155	2,416
5.00%, 7/1/33, Continuously Callable @100	1,250	1,472
5.00%, 7/1/34, Continuously Callable @100	1,000	1,174
5.00%, 7/1/36, Continuously Callable @100	1,000	1,249
5.00%, 7/1/36, Continuously Callable @100	895	1,071
5.00%, 7/1/36, Continuously Callable @100	2,000	2,350
5.00%, 7/1/37, Continuously Callable @100	800	997
5.00%, 7/1/37, Continuously Callable @100	1,215	1,447
5.00%, 10/1/37, Continuously Callable @105 (e)	1,000	1,093
5.00%, 7/1/38, Continuously Callable @100	600	746
5.00%, 7/1/38, Continuously Callable @100	335	398
Series A, 5.00%, 7/1/22	1,480	1,568
Series A, 5.00%, 7/1/27, Pre-refunded 7/1/22 @100	1,720	1,823

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series A, 5.00%, 1/1/31, Continuously Callable @100	$450	$540
Series A, 5.00%, 1/1/32, Continuously Callable @100	645	769
Series A, 5.00%, 1/1/33, Continuously Callable @100	535	634
Series A, 5.00%, 1/1/34, Continuously Callable @100	700	825
Series A, 5.00%, 1/1/35, Continuously Callable @100	735	863
Series A, 5.00%, 1/1/36, Continuously Callable @100	1,000	1,170
Series A, 5.00%, 7/1/36, Continuously Callable @100	2,000	2,439
Series A, 5.00%, 7/1/38, Continuously Callable @100	1,000	1,211
Series A, 5.00%, 7/1/39, Continuously Callable @100	2,250	2,716
Series E, 5.00%, 7/1/35, Continuously Callable @100	1,500	1,755
Series E, 5.00%, 7/1/36, Continuously Callable @100	1,000	1,166
Series G, 5.00%, 7/1/35, Continuously Callable @100	200	256
Series G, 5.00%, 7/1/36, Continuously Callable @100	200	255
Series G, 5.00%, 7/1/37, Continuously Callable @100	400	507
Series G, 5.00%, 7/1/38, Continuously Callable @100	300	380
Series G, 5.00%, 7/1/39, Continuously Callable @100	350	442
Series J2, 5.00%, 7/1/35, Continuously Callable @100	5,375	6,621
Series J2, 5.00%, 7/1/36, Continuously Callable @100	4,415	5,419
Series J2, 5.00%, 7/1/37, Continuously Callable @100	5,285	6,474
Series J2, 5.00%, 7/1/38, Continuously Callable @100	5,000	6,115
		68,246
Michigan (2.1%):
Detroit Downtown Development Authority Tax Allocation (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 7/1/36, Continuously Callable @100	1,000	1,128
Series A, 5.00%, 7/1/37, Continuously Callable @100	2,000	2,255
Flint Hospital Building Authority Revenue
4.00%, 7/1/32, Continuously Callable @100	2,525	2,803
4.00%, 7/1/33, Continuously Callable @100	2,620	2,895
4.00%, 7/1/34, Continuously Callable @100	2,730	3,003
4.00%, 7/1/35, Continuously Callable @100	1,635	1,791
4.00%, 7/1/38, Continuously Callable @100	1,855	2,006
Grand Traverse County Hospital Finance Authority Revenue, Series A, 5.00%, 7/1/29, Continuously Callable @100	10,000	10,111
Great Lakes Water Authority Water Supply System Revenue, Series D, 4.00%, 7/1/32, Continuously Callable @100	13,560	15,378
Kent Hospital Finance Authority Revenue, Series A, 5.00%, 11/15/29, Pre-refunded 11/15/21 @100	12,000	12,358
Livonia Public Schools, GO (INS — Assured Guaranty Municipal Corp.)
5.00%, 5/1/32, Continuously Callable @100	2,775	3,299
5.00%, 5/1/33, Continuously Callable @100	2,875	3,404
5.00%, 5/1/34, Continuously Callable @100	2,965	3,499
5.00%, 5/1/35, Continuously Callable @100	3,065	3,603
5.00%, 5/1/36, Continuously Callable @100	2,770	3,244
Michigan Finance Authority Revenue
5.00%, 11/1/34, Continuously Callable @100	1,000	1,240
5.00%, 11/1/35, Continuously Callable @100	1,000	1,237
4.00%, 11/15/35, Continuously Callable @100	6,000	6,790
5.00%, 11/1/36, Continuously Callable @100	1,000	1,235
4.00%, 11/15/36, Continuously Callable @100	1,000	1,128

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 11/1/37, Continuously Callable @100	$1,250	$1,542
Series 2016, 5.00%, 12/1/34, Continuously Callable @100	8,200	9,852
Series 2016, 5.00%, 12/1/35, Continuously Callable @100	4,600	5,502
Michigan Finance Authority Revenue (NBGA — Michigan School Bond Qualification and Loan Program) Series A, 5.00%, 5/1/24	2,000	2,280
Series A, 5.00%, 5/1/25	1,700	2,003
Michigan State Building Authority Revenue, Series I-A, 5.00%, 10/15/29, Continuously Callable @100	3,000	3,349
		106,935
Minnesota (0.2%):
City of Minneapolis Revenue, Series A, 5.00%, 11/15/36, Continuously Callable @100	5,000	6,089
Housing & Redevelopment Authority of The City of St Paul Minnesota Revenue 5.00%, 11/15/29, Pre-refunded 11/15/25 @100	1,750	2,106
5.00%, 11/15/30, Pre-refunded 11/15/25 @100	1,275	1,535
		9,730
Mississippi (0.5%):
Mississippi Business Finance Corp. Revenue, 3.20%, 9/1/28, Continuously Callable @100	6,000	6,316
Mississippi Development Bank Revenue Series A, 5.00%, 4/1/28, Continuously Callable @100	755	816
Series A, 5.00%, 4/1/28, Pre-refunded 4/1/23 @100	920	1,008
Mississippi Development Bank Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 9/1/30, Continuously Callable @100	6,930	7,325
Mississippi Hospital Equipment & Facilities Authority Revenue 4.00%, 1/1/36, Continuously Callable @100	2,240	2,630
4.00%, 1/1/37, Continuously Callable @100	2,260	2,640
4.00%, 1/1/39, Continuously Callable @100	1,850	2,150
4.00%, 1/1/40, Continuously Callable @100	2,675	3,100
		25,985
Missouri (1.2%):
Cape Girardeau County IDA Revenue 5.00%, 3/1/32, Continuously Callable @100	500	560
5.00%, 3/1/36, Continuously Callable @100	750	830
Series A, 5.00%, 6/1/25, Continuously Callable @100	1,780	1,875
Series A, 5.00%, 6/1/27, Continuously Callable @100	2,555	2,691
Series A, 6.00%, 3/1/33, Continuously Callable @103	2,215	2,407
Health & Educational Facilities Authority of the State of Missouri Revenue 5.00%, 2/1/29, Continuously Callable @104	1,000	1,132
5.00%, 5/1/30, Continuously Callable @100	2,310	2,454
5.00%, 5/15/32, Continuously Callable @103	1,555	1,721
5.25%, 5/1/33, Continuously Callable @100	2,350	2,503
5.00%, 2/1/34, Continuously Callable @104	2,000	2,250
5.00%, 5/15/36, Continuously Callable @103	4,565	4,996
Missouri Development Finance Board Revenue Series A, 5.00%, 6/1/30, Continuously Callable @100	1,000	1,072
Series A, 5.00%, 6/1/31, Continuously Callable @100	4,215	4,518

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Missouri State Environmental Improvement & Energy Resources Authority Revenue, Series A-R, 2.90%, 9/1/33, Continuously Callable @102	$25,000	$26,684
St. Louis County IDA Revenue 5.00%, 9/1/23	870	904
5.50%, 9/1/33, Continuously Callable @100	2,750	2,934
Stoddard County IDA Revenue, Series B, 6.00%, 3/1/37, Continuously Callable @103	1,935	2,094
		61,625
Montana (0.2%):
City of Forsyth Revenue, 3.90%, 3/1/31, Callable 3/1/23 @100	8,500	9,023
Nebraska (0.4%):
Central Plains Energy Project Revenue, Series A, 5.00%, 9/1/36	3,550	4,821
Douglas County Hospital Authority No. 3 Revenue
5.00%, 11/1/28, Continuously Callable @100	1,250	1,492
5.00%, 11/1/30, Continuously Callable @100	1,600	1,905
Nebraska Educational Health Cultural & Social Services Finance Authority Revenue 4.00%, 1/1/35, Continuously Callable @102	795	882
4.00%, 1/1/36, Continuously Callable @102	1,240	1,369
4.00%, 1/1/37, Continuously Callable @102	1,000	1,099
4.00%, 1/1/38, Continuously Callable @102	1,295	1,419
4.00%, 1/1/39, Continuously Callable @102	1,800	1,965
Public Power Generation Agency Revenue, 5.00%, 1/1/37, Continuously Callable @100	2,400	2,849
		17,801
Nevada (1.6%):
City of Carson City Revenue 5.00%, 9/1/29, Continuously Callable @100	620	758
5.00%, 9/1/31, Continuously Callable @100	1,000	1,210
5.00%, 9/1/33, Continuously Callable @100	1,000	1,201
5.00%, 9/1/37, Continuously Callable @100	1,950	2,322
City of North Las Vegas, GO (INS — Assured Guaranty Municipal Corp.) 4.00%, 6/1/35, Continuously Callable @100	1,870	2,166
4.00%, 6/1/37, Continuously Callable @100	7,345	8,445
4.00%, 6/1/38, Continuously Callable @100	6,135	7,034
City of Sparks Revenue Series A, 2.50%, 6/15/24 (e)	900	908
Series A, 2.75%, 6/15/28 (e)	1,500	1,536
County of Clark Department of Aviation Revenue
5.00%, 7/1/26	3,660	4,440
5.00%, 7/1/27	2,220	2,759
Series A-2, 5.00%, 7/1/32, Continuously Callable @100	20,470	23,255
Series A-2, 5.00%, 7/1/33, Continuously Callable @100	10,845	12,310
Las Vegas Convention & Visitors Authority Revenue Series C, 4.00%, 7/1/33, Continuously Callable @100	2,000	2,203
Series C, 4.00%, 7/1/34, Continuously Callable @100	4,560	5,009
Series C, 4.00%, 7/1/35, Continuously Callable @100	5,075	5,558
		81,114

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New Hampshire (0.3%):
New Hampshire Business Finance Authority Revenue, 4.00%, 1/1/41, Continuously Callable @103	$2,250	$2,465
New Hampshire Health and Education Facilities Authority Act Revenue 5.00%, 8/1/34, Continuously Callable @100	2,880	3,481
5.00%, 8/1/35, Continuously Callable @100	2,700	3,256
5.00%, 8/1/36, Continuously Callable @100	2,000	2,405
5.00%, 8/1/37, Continuously Callable @100	1,500	1,800
		13,407
New Jersey (6.1%):
Casino Reinvestment Development Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 11/1/29, Continuously Callable @100	1,000	1,118
5.00%, 11/1/30, Continuously Callable @100	1,000	1,117
City of Atlantic City, GO (INS — Assured Guaranty Municipal Corp.) Series B, 5.00%, 3/1/32, Continuously Callable @100	1,660	1,995
Series B, 5.00%, 3/1/37, Continuously Callable @100	1,250	1,478
City of Atlantic City, GO (INS — Build America Mutual Assurance Co.) Series A, 5.00%, 3/1/32, Continuously Callable @100	630	758
Series A, 5.00%, 3/1/37, Continuously Callable @100	750	889
City of Bayonne, GO (INS — Build America Mutual Assurance Co.) 5.00%, 7/1/34, Continuously Callable @100	1,135	1,342
5.00%, 7/1/35, Continuously Callable @100	1,000	1,177
New Brunswick Parking Authority Revenue (INS — Build America Mutual Assurance Co.) Series A, 5.00%, 9/1/35, Continuously Callable @100	1,455	1,714
Series A, 5.00%, 9/1/36, Continuously Callable @100	2,000	2,345
New Jersey Building Authority Revenue Series A, 4.00%, 6/15/30, Pre-refunded 6/15/26 @100	400	471
Series A, 4.00%, 6/15/30, Continuously Callable @100	600	674
New Jersey Economic Development Authority Revenue 5.00%, 3/1/25, Continuously Callable @100	18,410	20,008
5.00%, 6/15/26, Continuously Callable @100	2,500	2,622
1.60% (MUNIPSA+155bps), 9/1/27, Callable 3/1/23 @100 (k)	10,000	10,151
1.65% (MUNIPSA+160bps), 3/1/28, Callable 3/1/23 @100 (k)	10,000	9,963
5.00%, 11/1/36, Continuously Callable @100	2,000	2,446
4.00%, 11/1/38, Continuously Callable @100	1,500	1,671
4.00%, 11/1/39, Continuously Callable @100	2,000	2,222
Series A, 5.00%, 6/15/25	5,125	5,989
Series A, 3.13%, 7/1/29, Continuously Callable @100	665	661
Series A, 3.38%, 7/1/30, Continuously Callable @100	1,000	1,033
Series B, 5.00%, 6/15/36, Continuously Callable @100	16,455	19,861
Series B, 5.00%, 6/15/37, Continuously Callable @100	16,280	19,612
Series WW, 5.25%, 6/15/33, Continuously Callable @100	9,000	10,483
New Jersey Economic Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/15/25, Continuously Callable @100	10,000	11,432
New Jersey Educational Facilities Authority Revenue Series B, 5.50%, 9/1/28, Continuously Callable @100	5,740	7,008
Series B, 5.50%, 9/1/29, Continuously Callable @100	4,000	4,877

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series B, 5.50%, 9/1/30, Continuously Callable @100	$3,000	$3,653
Series B, 5.50%, 9/1/31, Continuously Callable @100	4,590	5,582
Series B, 5.50%, 9/1/32, Continuously Callable @100	8,075	9,792
Series F, 4.00%, 7/1/33, Continuously Callable @100	150	168
Series F, 4.00%, 7/1/33, Pre-refunded 7/1/26 @100	350	412
Series F, 4.00%, 7/1/34, Continuously Callable @100	260	290
Series F, 4.00%, 7/1/34, Pre-refunded 7/1/26 @100	490	577
Series F, 4.00%, 7/1/35, Continuously Callable @100	975	1,086
Series F, 4.00%, 7/1/35, Pre-refunded 7/1/26 @100	275	324
New Jersey Educational Facilities Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 7/1/34, Continuously Callable @100	3,000	3,561
Series A, 5.00%, 7/1/35, Continuously Callable @100	3,350	3,969
Series A, 4.00%, 7/1/36, Continuously Callable @100	1,800	1,981
New Jersey Health Care Facilities Financing Authority Revenue 5.00%, 10/1/33, Continuously Callable @100	2,000	2,368
5.00%, 10/1/34, Continuously Callable @100	2,000	2,360
5.00%, 10/1/35, Continuously Callable @100	2,620	3,080
New Jersey Health Care Facilities Financing Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 7/1/27, Continuously Callable @100	2,000	2,338
Series A, 5.00%, 7/1/30, Continuously Callable @100	1,500	1,739
New Jersey Transportation Trust Fund Authority Revenue 5.00%, 6/15/30, Continuously Callable @100	3,000	3,499
5.00%, 6/15/31, Continuously Callable @100	3,000	3,483
1.25% (MUNIPSA+120bps), 6/15/34, (Put Date 12/15/21) (d) (k)	10,000	10,080
Series A, 12/15/25 (f)	20,000	18,816
Series A, 5.00%, 12/15/33, Continuously Callable @100	2,000	2,433
Series A, 5.00%, 12/15/35, Continuously Callable @100	1,050	1,269
Series AA, 5.25%, 6/15/33, Continuously Callable @100	2,000	2,329
Series AA, 5.25%, 6/15/34, Continuously Callable @100	3,000	3,490
Series BB, 5.00%, 6/15/31, Continuously Callable @100	2,500	3,068
Series BB, 5.00%, 6/15/34, Continuously Callable @100	10,000	12,152
New Jersey Transportation Trust Fund Authority Revenue (INS — AMBAC Assurance Corp.), Series B, 5.25%, 12/15/22	5,000	5,414
New Jersey Turnpike Authority Revenue
Series A, 5.00%, 1/1/34, Continuously Callable @100	10,000	11,364
Series A, 5.00%, 1/1/34, Continuously Callable @100	7,675	9,133
Series A, 5.00%, 1/1/35, Continuously Callable @100	4,725	5,617
Series A, 4.00%, 1/1/42, Continuously Callable @100	3,000	3,503
Series B, 4.00%, 1/1/35, Continuously Callable @100	3,500	4,031
Newark Housing Authority Revenue (INS — Assured Guaranty Municipal Corp.) 4.00%, 12/1/29, Continuously Callable @100	500	568
4.00%, 12/1/30, Continuously Callable @100	750	844
4.00%, 12/1/31, Continuously Callable @100	500	558
South Jersey Transportation Authority Revenue
Series A, 5.00%, 11/1/30, Continuously Callable @100	500	572
Series A, 5.00%, 11/1/31, Continuously Callable @100	750	857
Series A, 5.00%, 11/1/34, Continuously Callable @100	1,085	1,240
Series A, 4.00%, 11/1/40, Continuously Callable @100	4,300	4,966

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
State of New Jersey, GO, Series A, 4.00%, 6/1/32	$3,000	$3,692
Tobacco Settlement Financing Corp. Revenue, Series A, 5.00%, 6/1/36, Continuously Callable @100	5,000	6,135
		307,510
New Mexico (0.6%):
City of Farmington Revenue 1.88%, 4/1/33, (Put Date 10/1/21) (d)	12,000	12,090
Series A, 0.14%, 6/1/40, Callable 5/3/21 @100 (b)	11,000	11,000
City of Santa Revenue 2.25%, 5/15/24, Continuously Callable @100	600	588
2.63%, 5/15/25, Continuously Callable @100	1,000	985
5.00%, 5/15/34, Continuously Callable @103	625	687
5.00%, 5/15/39, Continuously Callable @103	480	523
New Mexico Hospital Equipment Loan Council Revenue, 5.00%, 7/1/39, Continuously Callable @102	1,075	1,212
Village of Los Ranchos de Albuquerque Revenue 4.00%, 9/1/35, Continuously Callable @100	300	337
4.00%, 9/1/40, Continuously Callable @100	1,200	1,323
		28,745
New York (5.7%):
Chautauqua Tobacco Asset Securitization Corp. Revenue, 5.00%, 6/1/34, Continuously Callable @100	3,700	3,869
City of Long Beach, GO, Series A, 0.63%, 2/22/22, Continuously Callable @100	9,300	9,320
City of New York, GO, Series 3, 0.21%, 4/1/42, Continuously Callable @100 (b)	9,000	9,000
City of Newburgh, GO, Series B, 5.00%, 6/15/23, Continuously Callable @100	575	606
City of Yonkers, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 10/1/23, Continuously Callable @100	2,600	2,662
County of Nassau, GO, Series A, 5.00%, 1/1/36, Continuously Callable @100	1,150	1,337
County of Suffolk, GO, Series I, 2.00%, 7/22/21	4,000	4,015
Erie County Industrial Development Agency Revenue, 5.00%, 5/1/28, Continuously Callable @100	2,000	2,189
Hudson Yards Infrastructure Corp. Revenue, Series A, 5.00%, 2/15/37, Continuously Callable @100	2,500	2,987
Metropolitan Transportation Authority Revenue 4.00%, 11/15/35, Continuously Callable @100	9,040	10,089
Series 2, (SOFR+80bps) 11/1/32, (Put Date 4/1/26) (d) (i) (k)	3,000	3,000
Series A-1, 5.00%, 2/1/23	4,000	4,303
Series A-2, 5.00%, 11/15/45, (Put Date 5/15/30) (d)	7,315	9,232
Series B-1, 5.00%, 5/15/22	1,000	1,047
Series C-1, 5.00%, 11/15/29, Continuously Callable @100	7,030	8,630
Series C-1, 4.00%, 11/15/32, Continuously Callable @100	9,300	10,600
Series C-1, 5.00%, 11/15/34, Continuously Callable @100	6,295	7,433
Series C-1, 5.00%, 11/15/36, Continuously Callable @100	3,705	4,325
Series D-1, 5.00%, 11/15/34, Continuously Callable @100	2,000	2,327
Series F, 5.00%, 11/15/34, Continuously Callable @100	2,000	2,326
Series F, 5.00%, 11/15/35, Continuously Callable @100	3,000	3,433
Metropolitan Transportation Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A-1, 4.00%, 11/15/41, Continuously Callable @100	9,820	11,246

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Monroe County Industrial Development Corp. Revenue 4.00%, 12/1/38, Continuously Callable @100	$1,200	$1,386
4.00%, 12/1/39, Continuously Callable @100	1,200	1,381
New York City Transitional Finance Authority Future Tax Secured Revenue, 4.00%, 11/1/38, Continuously Callable @100 (i)	1,250	1,473
New York City Trust for Cultural Resources Revenue, Series A, 4.00%, 12/1/34, Continuously Callable @100	2,000	2,367
New York Liberty Development Corp. Revenue 2.63%, 9/15/69, Continuously Callable @100	3,350	3,386
2.80%, 9/15/69, Continuously Callable @100	20,500	19,834
New York State Dormitory Authority Revenue 5.00%, 12/1/35, Continuously Callable @100 (e)	600	695
6.00%, 7/1/40, Continuously Callable @100 (e) (j)	3,630	3,614
Series A, 5.00%, 5/1/23	15	16
Series A, 5.00%, 5/1/23	735	791
Series A, 5.00%, 5/1/24, Continuously Callable @100	735	791
Series A, 5.00%, 5/1/24, Pre-refunded 5/1/23 @100	15	17
Series A, 5.00%, 5/1/25, Continuously Callable @100	1,175	1,264
Series A, 5.00%, 5/1/25, Pre-refunded 5/1/23 @100	25	28
Series A, 5.00%, 5/1/26, Continuously Callable @100	980	1,053
Series A, 5.00%, 5/1/26, Pre-refunded 5/1/23 @100	20	22
Series A, 4.00%, 9/1/36, Continuously Callable @100	500	570
Series A, 4.00%, 9/1/37, Continuously Callable @100	350	398
Series A, 4.00%, 9/1/38, Continuously Callable @100	1,250	1,420
Series A, 4.00%, 9/1/40, Continuously Callable @100	750	849
Series A, 4.00%, 3/15/41, Continuously Callable @100	20,000	23,307
Series A, 4.00%, 3/15/43, Continuously Callable @100	20,000	23,136
Series A-1, 4.00%, 7/1/40, Continuously Callable @100	4,535	5,025
Series B, 5.00%, 2/15/32, Continuously Callable @100	19,995	23,298
Series B, 5.00%, 2/15/32, Pre-refunded 2/15/25 @100	5	6
New York State Dormitory Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 10/1/27, Continuously Callable @100	1,000	1,148
Series A, 5.00%, 10/1/28, Continuously Callable @100	1,000	1,147
Series A, 5.00%, 10/1/29, Continuously Callable @100	1,300	1,489
New York State Housing Finance Agency Revenue (LIQ — Deutsche Bank A.G.), Series DBE-DBE-8073, 0.58%, 8/1/50, Continuously Callable @100 (b) (e)	5,110	5,110
New York State Urban Development Corp. Revenue, Series E, 4.00%, 3/15/38, Continuously Callable @100	20,000	23,214
Niagara Falls City School District Certificate of Participation (INS — Assured Guaranty Municipal Corp.) 5.00%, 6/15/23	1,670	1,826
5.00%, 6/15/24	1,450	1,642
5.00%, 6/15/25, Continuously Callable @100	1,670	1,889
Saratoga County Capital Resource Corp. Revenue, Series A, 5.00%, 12/1/28, Continuously Callable @100	790	885
Suffolk County Economic Development Corp. Revenue 5.00%, 7/1/28, Pre-refunded 7/1/21 @100	220	222
5.00%, 7/1/28, Continuously Callable @100	1,280	1,294
See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Town of Oyster Bay, GO 4.00%, 2/15/24	$5,415	$5,959
4.00%, 2/15/25	9,750	11,009
4.00%, 2/15/26	3,000	3,468
Westchester County Local Development Corp. Revenue, 5.00%, 1/1/28, Continuously Callable @100	1,350	1,432
		291,837
North Carolina (0.4%):
North Carolina Medical Care Commission Revenue 5.00%, 10/1/25	1,500	1,588
6.38%, 7/1/26, Pre-refunded 7/1/21 @100	4,805	4,877
5.00%, 10/1/30, Continuously Callable @100	1,850	1,968
5.00%, 10/1/40, Continuously Callable @103	1,050	1,163
5.00%, 10/1/45, Continuously Callable @103	1,000	1,096
Series A, 4.00%, 9/1/40, Continuously Callable @100	3,050	3,244
Series A, 4.00%, 10/1/40, Continuously Callable @103	600	656
Series A, 5.00%, 10/1/40, Continuously Callable @103	1,800	2,117
Series A, 5.00%, 10/1/45, Continuously Callable @103	1,800	2,089
Series A, 4.00%, 10/1/45, Continuously Callable @103	1,000	1,081
		19,879
North Dakota (0.3%):
City of Grand Forks Revenue, 5.00%, 12/1/29, Continuously Callable @100	11,085	11,403
County of Ward Revenue, Series C, 5.00%, 6/1/43, Continuously Callable @100	4,500	5,164
		16,567
Ohio (2.9%):
Akron Bath Copley Joint Township Hospital District Revenue 4.00%, 11/15/36, Continuously Callable @100	1,000	1,143
4.00%, 11/15/37, Continuously Callable @100	800	913
4.00%, 11/15/38, Continuously Callable @100	500	567
City of Centerville Revenue, 5.25%, 11/1/37, Continuously Callable @100	2,250	2,335
City of Cleveland Airport System Revenue Series A, 5.00%, 1/1/30, Pre-refunded 1/1/22 @100	2,000	2,072
Series A, 5.00%, 1/1/31, Pre-refunded 1/1/22 @100	1,000	1,036
County of Allen Hospital Facilities Revenue 4.00%, 12/1/40, Continuously Callable @100	7,500	8,783
Series A, 4.00%, 8/1/36, Continuously Callable @100	5,000	5,774
Series A, 4.00%, 8/1/37, Continuously Callable @100	10,800	12,439
County of Cuyahoga Revenue 4.00%, 2/15/29, Continuously Callable @100	7,430	8,456
5.00%, 2/15/37, Continuously Callable @100	4,000	4,607
County of Hamilton Revenue 5.00%, 1/1/31, Continuously Callable @100	1,350	1,491
5.00%, 1/1/36, Continuously Callable @100	1,400	1,514
5.00%, 9/15/39, Continuously Callable @100	1,375	1,695
5.00%, 9/15/40, Continuously Callable @100	1,100	1,350
County of Hamilton Sales Tax Revenue (INS — AMBAC Assurance Corp.), Series B, 12/1/25 (f)	4,365	4,141

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
County of Hancock Revenue, 6.50%, 12/1/30, Pre-refunded 6/1/21 @100	$9,000	$9,090
County of Hardi Revenue, 5.25%, 5/1/40, Continuously Callable @103	2,000	2,094
County of Montgomery Revenue 3.00%, 11/15/36, Continuously Callable @100	7,000	7,453
5.00%, 11/15/37, Continuously Callable @100	2,200	2,692
County of Ross Revenue, 5.00%, 12/1/39, Continuously Callable @100	2,405	2,977
Dayton City School District, GO 5.00%, 11/1/28	2,805	3,577
5.00%, 11/1/29	3,655	4,741
5.00%, 11/1/30	3,160	4,170
5.00%, 11/1/31	2,000	2,685
Ohio Higher Educational Facility Commission Revenue 5.00%, 5/1/31, Continuously Callable @100	1,000	1,165
5.00%, 5/1/33, Continuously Callable @100	500	582
Ohio Turnpike & Infrastructure Commission Revenue, 5.25%, 2/15/29, Continuously Callable @100	2,000	2,179
Ohio Water Development Authority Revenue, 12/1/33 (j) (l)	26,000	—
Port of Greater Cincinnati Development Authority Revenue, Series A, 3.00%, 5/1/23, Continuously Callable @100	9,535	9,507
Southeastern Ohio Port Authority Revenue 5.50%, 12/1/29, Continuously Callable @100	750	833
5.00%, 12/1/35, Continuously Callable @100	750	808
State of Ohio Revenue 5.00%, 1/15/34, Continuously Callable @100	7,210	8,556
5.00%, 1/15/35, Continuously Callable @100	6,000	7,093
5.00%, 1/15/36, Continuously Callable @100	3,070	3,610
4.00%, 11/15/36, Continuously Callable @100	1,260	1,451
4.00%, 11/15/38, Continuously Callable @100	1,270	1,452
4.00%, 11/15/40, Continuously Callable @100	655	741
Series A, 4.00%, 1/15/38, Continuously Callable @100	1,000	1,156
Series A, 4.00%, 1/15/40, Continuously Callable @100	1,800	2,072
Village of Bluffton Revenue 5.00%, 12/1/31, Continuously Callable @100	1,500	1,843
4.00%, 12/1/32, Continuously Callable @100	1,500	1,729
4.00%, 12/1/33, Continuously Callable @100	1,600	1,838
4.00%, 12/1/34, Continuously Callable @100	1,795	2,053
		146,463
Oklahoma (0.5%):
Comanche County Hospital Authority Revenue, Series A, 5.00%, 7/1/21	710	715
Muskogee Industrial Trust Revenue, Series A, 0.22%, 6/1/27, Continuously Callable @100 (b)	15,000	15,000
Oklahoma Development Finance Authority Revenue, Series B, 5.00%, 8/15/33, Continuously Callable @100	4,100	5,031
Tulsa County Industrial Authority Revenue 5.00%, 11/15/28, Continuously Callable @102	940	1,025
5.00%, 11/15/30, Continuously Callable @102	1,780	1,911
		23,682

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Oregon (0.1%):
Clackamas County Hospital Facility Authority Revenue 5.00%, 11/15/32, Continuously Callable @102	$500	$558
5.00%, 11/15/37, Continuously Callable @102	500	555
Oregon State Facilities Authority Revenue
Series A, 5.00%, 10/1/35, Continuously Callable @100	275	345
Series A, 5.00%, 10/1/40, Continuously Callable @100	1,750	2,161
		3,619
Pennsylvania (7.8%):
Allegheny County Hospital Development Authority Revenue 5.00%, 4/1/35, Continuously Callable @100	7,315	8,852
5.00%, 4/1/36, Continuously Callable @100	8,000	9,652
4.00%, 7/15/37, Continuously Callable @100	2,000	2,295
4.00%, 7/15/38, Continuously Callable @100	1,500	1,735
4.00%, 7/15/39, Continuously Callable @100	1,440	1,645
Allegheny County Sanitary Authority Revenue (INS — Assured Guaranty Municipal Corp.) 4.00%, 12/1/33, Continuously Callable @100	1,500	1,707
4.00%, 12/1/34, Continuously Callable @100	1,475	1,674
Berks County IDA Revenue 4.00%, 11/1/33, Continuously Callable @100	1,300	1,313
5.00%, 11/1/34, Continuously Callable @100	2,000	2,127
5.00%, 11/1/35, Continuously Callable @100	3,000	3,182
Bethlehem Authority Revenue, 5.00%, 11/15/30, Continuously Callable @100	3,000	3,219
Bucks County IDA Revenue 5.00%, 10/1/30, Continuously Callable @103	325	375
5.00%, 10/1/31, Continuously Callable @103	450	519
5.00%, 10/1/37, Continuously Callable @103	2,260	2,529
Butler County Hospital Authority Revenue, 5.00%, 7/1/35, Continuously Callable @100	1,885	2,171
Chester County IDA Revenue 5.00%, 10/1/34, Continuously Callable @100	1,000	1,105
Series A, 5.13%, 10/15/37, Continuously Callable @100	2,750	3,074
City of Philadelphia Airport Revenue, Series A, 4.00%, 7/1/33, Continuously Callable @100	11,420	13,629
Commonwealth Financing Authority Revenue 5.00%, 6/1/33, Continuously Callable @100	1,250	1,533
5.00%, 6/1/34, Continuously Callable @100	2,000	2,447
Series A, 5.00%, 6/1/34, Continuously Callable @100	5,000	5,809
Commonwealth of Pennsylvania Certificate of Participation Series A, 5.00%, 7/1/34, Continuously Callable @100	1,350	1,647
Series A, 5.00%, 7/1/35, Continuously Callable @100	750	913
Series A, 5.00%, 7/1/37, Continuously Callable @100	800	969
County of Beaver, GO 4.00%, 4/15/28	2,195	2,562
4.00%, 4/15/28	695	850
4.00%, 4/15/29, Continuously Callable @100	1,900	2,212
4.00%, 4/15/29, Pre-refunded 4/15/28 @100	600	731
4.00%, 4/15/30, Continuously Callable @100	4,490	5,172
4.00%, 4/15/30, Pre-refunded 4/15/28 @100	510	621

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
County of Lehigh Revenue 4.00%, 7/1/37, Continuously Callable @100	$2,000	$2,321
4.00%, 7/1/38, Continuously Callable @100	2,000	2,315
4.00%, 7/1/39, Continuously Callable @100	2,000	2,307
County of Luzerne, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 11/15/29, Continuously Callable @100	5,000	5,862
Cumberland County Municipal Authority Revenue 4.00%, 11/1/36, Continuously Callable @100	1,250	1,459
4.00%, 11/1/37, Continuously Callable @100	2,130	2,479
Series C-6, 4.00%, 12/1/26, Continuously Callable @102	6,500	6,756
Dauphin County General Authority Revenue 4.00%, 6/1/30, Continuously Callable @100	2,000	2,308
4.00%, 6/1/31, Continuously Callable @100	1,000	1,113
Delaware County Authority Revenue 5.00%, 10/1/30	1,200	1,424
5.00%, 10/1/35, Continuously Callable @100	2,220	2,610
5.00%, 10/1/39, Continuously Callable @100	2,250	2,591
Delaware River Joint Toll Bridge Commission Revenue, 5.00%, 7/1/34, Continuously Callable @100	3,000	3,663
Delaware River Port Authority Revenue, 5.00%, 1/1/25, Continuously Callable @100	2,720	2,899
Montgomery County Higher Education & Health Authority Revenue 5.00%, 9/1/34, Continuously Callable @100	1,750	2,131
5.00%, 9/1/35, Continuously Callable @100	1,850	2,244
4.00%, 9/1/36, Continuously Callable @100	1,100	1,256
5.00%, 9/1/37, Continuously Callable @100	1,750	2,114
4.00%, 9/1/37, Continuously Callable @100	1,000	1,139
4.00%, 9/1/38, Continuously Callable @100	900	1,024
4.00%, 9/1/39, Continuously Callable @100	1,000	1,136
Montgomery County IDA Revenue 5.00%, 11/15/23, Pre-refunded 5/15/22 @100	1,200	1,265
5.00%, 11/15/24, Pre-refunded 5/15/22 @100	2,750	2,898
Montour School District, GO (INS — Assured Guaranty Municipal Corp.) Series B, 5.00%, 4/1/33, Continuously Callable @100	1,000	1,187
Series B, 5.00%, 4/1/34, Continuously Callable @100	1,500	1,778
Series B, 5.00%, 4/1/35, Continuously Callable @100	1,500	1,776
Northampton County General Purpose Authority Revenue, 1.12% (LIBOR01M+104bps), 8/15/48, (Put Date 8/15/24) (d) (k)	4,645	4,568
Northeastern Pennsylvania Hospital & Education Authority Revenue, Series A, 5.00%, 3/1/37, Continuously Callable @100	1,525	1,629
Pennsylvania Economic Development Financing Authority Revenue, 3.00%, 4/1/39, Continuously Callable @100	30,000	32,300
Pennsylvania Higher Educational Facilities Authority Revenue 5.00%, 7/1/32, Pre-refunded 7/1/22 @100	1,625	1,722
Series A, 5.25%, 7/15/25, Continuously Callable @100	1,730	1,878
Series A, 5.25%, 7/15/26, Continuously Callable @100	2,020	2,192
Series A, 5.25%, 7/15/27, Continuously Callable @100	2,125	2,304
Series A, 5.25%, 7/15/28, Continuously Callable @100	2,245	2,432
Series A, 5.00%, 7/15/30, Continuously Callable @100	2,415	2,599
Series A, 5.25%, 7/15/33, Continuously Callable @100	1,965	2,121

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pennsylvania Turnpike Commission Revenue 5.00%, 6/1/35, Continuously Callable @100	$10,655	$12,683
5.00%, 6/1/36, Continuously Callable @100	8,255	9,806
Series A-1, 5.00%, 12/1/32, Continuously Callable @100	1,500	1,734
Series A-1, 5.00%, 12/1/33, Continuously Callable @100	4,345	5,021
Series A-1, 5.00%, 12/1/34, Continuously Callable @100	3,000	3,574
Series A-1, 5.00%, 12/1/35, Continuously Callable @100	3,320	3,952
Series A-1, 5.00%, 12/1/36, Continuously Callable @100	3,690	4,379
Series B, 5.00%, 12/1/32, Continuously Callable @100	3,500	4,177
Series B, 5.00%, 12/1/33, Continuously Callable @100	7,145	8,520
Series B, 4.00%, 6/1/34, Continuously Callable @100	20,000	22,682
Series B, 5.00%, 12/1/34, Continuously Callable @100	6,250	7,446
Series B, 5.00%, 12/1/34, Continuously Callable @100	2,000	2,388
Series B, 5.00%, 12/1/35, Continuously Callable @100	5,700	6,785
Series B, 5.00%, 12/1/35, Continuously Callable @100	2,000	2,385
Philadelphia IDA Revenue
5.00%, 5/1/35, Continuously Callable @100	750	925
5.00%, 5/1/36, Continuously Callable @100	1,500	1,847
5.00%, 5/1/38, Continuously Callable @100	1,000	1,226
5.00%, 6/15/40, Continuously Callable @100 (e)	900	1,011
Pittsburgh Water & Sewer Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series B, 4.00%, 9/1/34, Continuously Callable @100	1,750	2,066
Series B, 4.00%, 9/1/35, Continuously Callable @100	300	352
Reading School District, GO (INS — Assured Guaranty Municipal Corp.) 5.00%, 3/1/36, Continuously Callable @100	2,000	2,391
5.00%, 3/1/37, Continuously Callable @100	1,500	1,792
School District of Philadelphia, GO Series A, 5.00%, 9/1/34, Continuously Callable @100	1,000	1,243
Series A, 5.00%, 9/1/35, Continuously Callable @100	1,000	1,238
Series A, 5.00%, 9/1/36, Continuously Callable @100	1,000	1,234
Series A, 5.00%, 9/1/37, Continuously Callable @100	1,000	1,232
Series A, 4.00%, 9/1/38, Continuously Callable @100	1,700	1,965
Series A, 4.00%, 9/1/39, Continuously Callable @100	1,600	1,844
Series F, 5.00%, 9/1/31, Continuously Callable @100	9,895	11,985
Series F, 5.00%, 9/1/32, Continuously Callable @100	5,000	6,036
Series F, 5.00%, 9/1/33, Continuously Callable @100	4,000	4,811
Series F, 5.00%, 9/1/34, Continuously Callable @100	5,100	6,113
School District of the City of Erie, GO (INS — Assured Guaranty Municipal Corp.), Series A, 4.00%, 4/1/33, Continuously Callable @100	1,150	1,317
Scranton School District, GO (INS — Build America Mutual Assurance Co.) Series E, 5.00%, 12/1/32, Continuously Callable @100	1,000	1,228
Series E, 5.00%, 12/1/33, Continuously Callable @100	1,600	1,961
Series E, 5.00%, 12/1/35, Continuously Callable @100	750	915
State Public School Building Authority Revenue 5.00%, 4/1/23, Pre-refunded 4/1/22 @100	1,250	1,310
5.00%, 6/1/29, Continuously Callable @100	10,000	12,118

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
State Public School Building Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 6/1/31, Continuously Callable @100	$6,100	$7,345
4.00%, 12/1/31, Continuously Callable @100	13,085	14,852
4.00%, 12/1/31, Pre-refunded 12/1/26 @100	2,295	2,724
The Berks County Municipal Authority Revenue, Series B, 5.00%, 2/1/40, (Put Date 2/1/30) (d)	3,300	3,632
Westmoreland County IDA Revenue, Series A, 4.00%, 7/1/37, Continuously Callable @100	1,400	1,610
		393,924
Puerto Rico (0.1%):
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Authority Revenue, 5.00%, 4/1/27, Continuously Callable @100	2,600	2,642
Rhode Island (0.3%):
Rhode Island Health & Educational Building Corp. Revenue, 6.00%, 9/1/33, Pre-refunded 9/1/23 @100	2,000	2,275
Rhode Island Turnpike & Bridge Authority Revenue Series A, 5.00%, 10/1/33, Continuously Callable @100	1,350	1,625
Series A, 5.00%, 10/1/35, Continuously Callable @100	4,345	5,189
Tobacco Settlement Financing Corp. Revenue Series A, 5.00%, 6/1/28, Continuously Callable @100	2,000	2,304
Series A, 5.00%, 6/1/29, Continuously Callable @100	2,000	2,302
Series A, 5.00%, 6/1/30, Continuously Callable @100	2,500	2,875
		16,570
South Carolina (1.0%):
Lexington County Health Services District, Inc. Revenue 4.00%, 11/1/31, Continuously Callable @100	1,000	1,167
4.00%, 11/1/32, Continuously Callable @100	1,000	1,162
Patriots Energy Group Financing Agency Revenue, Series B, 0.94% (LIBOR01M+86bps), 10/1/48, (Put Date 2/1/24) (d) (k)	20,000	20,339
Piedmont Municipal Power Agency Revenue (INS — Assured Guaranty Corp.) Series C, 5.00%, 1/1/28, Continuously Callable @100	7,200	7,281
Series D, 5.00%, 1/1/28, Continuously Callable @100	2,700	2,730
South Carolina Public Service Authority Revenue Series A, 5.00%, 12/1/34, Continuously Callable @100	9,835	11,681
Series A, 5.00%, 12/1/35, Continuously Callable @100	7,000	8,276
		52,636
Tennessee (0.5%):
Chattanooga Health Educational & Housing Facility Board Revenue, Series C, 0.12%, 5/1/39, Continuously Callable @100 (b) (c)	6,200	6,200
Greeneville Health & Educational Facilities Board Revenue 5.00%, 7/1/35, Continuously Callable @100	2,710	3,271
5.00%, 7/1/36, Continuously Callable @100	3,000	3,608
5.00%, 7/1/37, Continuously Callable @100	3,500	4,203
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, 5.00%, 7/1/35, Continuously Callable @100	5,000	6,004
		23,286

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Texas (11.3%):
Austin Convention Enterprises, Inc. Revenue 5.00%, 1/1/34, Continuously Callable @100	$1,105	$1,229
5.00%, 1/1/34, Continuously Callable @100	550	544
Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue 5.00%, 12/1/25	2,740	3,076
5.00%, 12/1/27, Continuously Callable @100	2,990	3,331
5.00%, 12/1/28, Continuously Callable @100	1,640	1,821
5.00%, 12/1/29, Continuously Callable @100	1,600	1,771
5.00%, 12/1/30, Continuously Callable @100	1,700	1,876
5.25%, 12/1/35, Continuously Callable @100	5,150	5,656
Central Texas Regional Mobility Authority Revenue 1/1/22 (f)	885	882
5.00%, 1/1/22	500	517
5.00%, 1/1/23	500	539
1/1/24 (f)	7,000	6,869
1/1/26 (f)	2,535	2,393
5.00%, 1/1/33, Pre-refunded 1/1/23 @100	3,500	3,790
Series A, 5.00%, 1/1/34, Continuously Callable @100	1,250	1,454
Series A, 5.00%, 1/1/35, Continuously Callable @100	1,100	1,278
Central Texas Turnpike System Revenue Series C, 5.00%, 8/15/33, Continuously Callable @100	10,000	11,342
Series C, 5.00%, 8/15/34, Continuously Callable @100	8,500	9,633
City of Arlington Special Tax (INS — Build America Mutual Assurance Co.) Series C, 5.00%, 2/15/34, Continuously Callable @100	1,500	1,805
Series C, 5.00%, 2/15/35, Continuously Callable @100	1,500	1,801
Series C, 5.00%, 2/15/36, Continuously Callable @100	3,100	3,711
Series C, 5.00%, 2/15/37, Continuously Callable @100	3,305	3,946
Series C, 5.00%, 2/15/38, Continuously Callable @100	4,380	5,220
City of Corpus Christi Utility System Revenue 4.00%, 7/15/32, Continuously Callable @100	1,800	2,062
4.00%, 7/15/33, Continuously Callable @100	1,100	1,253
4.00%, 7/15/34, Continuously Callable @100	1,050	1,191
4.00%, 7/15/35, Continuously Callable @100	1,000	1,131
City of Houston Hotel Occupancy Tax & Special Revenue 5.00%, 9/1/29, Continuously Callable @100	2,300	2,558
5.00%, 9/1/30, Continuously Callable @100	1,000	1,112
5.00%, 9/1/32, Continuously Callable @100	5,615	6,232
5.00%, 9/1/33, Continuously Callable @100	5,345	5,928
5.00%, 9/1/34, Continuously Callable @100	2,150	2,378
5.00%, 9/1/35, Continuously Callable @100	1,575	1,732
City of Laredo Waterworks & Sewer System Revenue 4.00%, 3/1/32, Continuously Callable @100	740	845
4.00%, 3/1/33, Continuously Callable @100	1,000	1,134
4.00%, 3/1/34, Continuously Callable @100	1,000	1,129
4.00%, 3/1/36, Continuously Callable @100	1,500	1,682
Clifton Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund) 4.00%, 8/15/33, Continuously Callable @100	2,130	2,562
4.00%, 8/15/34, Continuously Callable @100	2,275	2,724

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
4.00%, 8/15/35, Continuously Callable @100	$2,375	$2,829
4.00%, 8/15/36, Continuously Callable @100	3,710	4,409
4.00%, 8/15/37, Continuously Callable @100	3,860	4,576
4.00%, 8/15/38, Continuously Callable @100	4,015	4,750
4.00%, 8/15/39, Continuously Callable @100	4,305	5,083
Series A, 4.00%, 8/15/32, Continuously Callable @100	1,300	1,496
Dallas/Fort Worth International Airport Revenue Series D, 5.25%, 11/1/28, Continuously Callable @100	2,000	2,245
Series D, 5.25%, 11/1/29, Continuously Callable @100	7,500	8,413
Decatur Hospital Authority Revenue Series A, 5.25%, 9/1/29, Continuously Callable @100	1,000	1,133
Series A, 5.00%, 9/1/34, Continuously Callable @100	1,000	1,121
Harris County Cultural Education Facilities Finance Corp. Revenue 5.00%, 12/1/27, Pre-refunded 12/1/22 @100	4,710	5,083
5.00%, 6/1/28, Continuously Callable @100	1,400	1,491
0.62% (MUNIPSA+57bps), 12/1/49, (Put Date 12/4/24) (d) (k)	3,330	3,274
Harris County Municipal Utility District No. 165, GO (INS — Build America Mutual Assurance Co.) 5.00%, 3/1/30, Continuously Callable @100	750	860
5.00%, 3/1/31, Continuously Callable @100	2,030	2,325
5.00%, 3/1/32, Continuously Callable @100	2,500	2,861
Houston Higher Education Finance Corp. Revenue Series A, 5.25%, 9/1/31, Pre-refunded 9/1/22 @100	3,850	4,125
Series A, 5.25%, 9/1/32, Pre-refunded 9/1/22 @100	4,075	4,367
Karnes County Hospital District Revenue 5.00%, 2/1/29, Continuously Callable @100	4,000	4,508
5.00%, 2/1/34, Continuously Callable @100	4,000	4,493
Main Street Market Square Redevelopment Authority Tax Allocation (INS — Build America Mutual Assurance Co.) 5.00%, 9/1/29, Continuously Callable @100	1,215	1,422
5.00%, 9/1/30, Continuously Callable @100	1,380	1,614
5.00%, 9/1/31, Continuously Callable @100	2,000	2,337
5.00%, 9/1/32, Continuously Callable @100	1,500	1,752
5.00%, 9/1/33, Continuously Callable @100	2,680	3,128
Matagorda County Navigation District No. 1 Revenue 2.60%, 11/1/29	14,010	14,913
4.00%, 6/1/30, Continuously Callable @100	5,405	5,780
Mesquite Health Facilities Development Corp. Revenue 5.00%, 2/15/26	3,100	2,458
5.00%, 2/15/35, Continuously Callable @100	1,075	852
New Hope Cultural Education Facilities Finance Corp. Revenue 5.00%, 11/1/31, Continuously Callable @102	1,000	1,138
4.00%, 11/1/36, Continuously Callable @102	1,475	1,567
Series A, 5.00%, 7/1/30, Continuously Callable @100	7,500	6,375
Series A, 5.00%, 7/1/35, Continuously Callable @100	9,000	7,650
Newark Higher Education Finance Corp. Revenue 4.00%, 4/1/32, Continuously Callable @100	1,635	1,821
4.00%, 4/1/33, Continuously Callable @100	2,000	2,212
4.00%, 4/1/34, Continuously Callable @100	4,470	4,921
4.00%, 4/1/35, Continuously Callable @100	1,650	1,809
4.00%, 4/1/36, Continuously Callable @100	2,150	2,346

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
North East Texas Regional Mobility Authority Revenue 5.00%, 1/1/36, Continuously Callable @100	$7,000	$8,104
Series B, 5.00%, 1/1/36, Continuously Callable @100	5,485	6,416
North Texas Tollway Authority Revenue Series A, 5.00%, 1/1/32, Continuously Callable @100	8,000	9,230
Series A, 5.00%, 1/1/34, Continuously Callable @100	1,515	1,793
Series A, 4.00%, 1/1/39, Continuously Callable @100	14,620	16,826
Series B, 5.00%, 1/1/31, Continuously Callable @100	1,500	1,676
Series B, 5.00%, 1/1/34, Continuously Callable @100	7,500	8,629
North Texas Tollway Authority Revenue (INS — Assured Guaranty Corp.), 1/1/29 (f)	20,000	17,904
North Texas Tollway Authority Revenue (INS — Assured Guaranty Municipal Corp.) Series B, 4.00%, 1/1/35, Continuously Callable @100	2,000	2,277
Series B, 4.00%, 1/1/36, Continuously Callable @100	1,695	1,922
Permanent University Fund — University of Texas System Revenue 5.00%, 7/1/32, Continuously Callable @100	2,230	2,636
5.00%, 7/1/33, Continuously Callable @100	3,250	3,838
5.00%, 7/1/34, Continuously Callable @100	2,500	2,950
Port of Port Arthur Navigation District Revenue 0.16%, 11/1/40, Continuously Callable @100 (b) (c)	55,000	55,000
0.14%, 11/1/40, Continuously Callable @100 (b)	9,800	9,800
Series A, 0.08%, 4/1/40, Continuously Callable @100 (b)	19,790	19,790
Series B, 0.08%, 4/1/40, Continuously Callable @100 (b)	16,150	16,150
Series C, 0.10%, 4/1/40, Continuously Callable @100 (b)	21,710	21,710
San Antonio Housing Trust Finance Corp. Revenue (NBGA — Federal Home Loan Mortgage Corp.), 3.50%, 4/1/43, (Put Date 10/1/28) (d)	14,935	15,984
Tarrant County Cultural Education Facilities Finance Corp. Revenue 5.00%, 11/15/30, Continuously Callable @100	2,145	2,596
5.00%, 11/15/31, Continuously Callable @100	2,250	2,707
5.00%, 11/15/32, Continuously Callable @100	2,365	2,833
5.00%, 11/15/37, Continuously Callable @100	2,175	2,565
Series B, 5.00%, 7/1/37, Continuously Callable @100	18,225	22,511
Series B, 5.00%, 7/1/38, Continuously Callable @100	19,115	23,559
Texas Municipal Gas Acquisition & Supply Corp. III Revenue, 5.00%, 12/15/32	9,835	13,021
Texas Private Activity Bond Surface Transportation Corp. Revenue 4.00%, 6/30/38, Continuously Callable @100	3,300	3,786
4.00%, 12/31/38, Continuously Callable @100	3,850	4,417
4.00%, 6/30/39, Continuously Callable @100	2,150	2,461
Texas Transportation Commission State Highway Fund Revenue, 5.00%, 10/1/26	7,235	8,962
Trophy Club Public Improvement District No. 1 Special Assessment (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/33, Continuously Callable @100	6,960	8,013
Tyler Health Facilities Development Corp. Revenue, 5.50%, 7/1/27, Pre-refunded 7/1/21 @100	10,000	10,128
		573,868

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Utah (0.1%):
Jordanelle Special Service District Special Assessment Series A, 12.00%, 8/1/30, Continuously Callable @100 (e)	$3,540	$3,551
Series B, 12.00%, 8/1/30, Continuously Callable @100 (e)	1,938	1,944
		5,495
Vermont (0.3%):
Vermont Educational & Health Buildings Financing Agency Revenue, Series A, 5.00%, 12/1/36, Continuously Callable @100	2,500	2,944
Winooski School District, GO, 1.25%, 10/15/21	12,500	12,535
		15,479
Virgin Islands (0.1%):
Virgin Islands Public Finance Authority Revenue, 5.00%, 9/1/30, Continuously Callable @100 (e)	6,500	7,353
Virginia (0.8%):
Chesapeake Hospital Authority Revenue 4.00%, 7/1/36, Continuously Callable @100	1,175	1,354
4.00%, 7/1/37, Continuously Callable @100	1,205	1,384
Fairfax County Economic Development Authority Revenue, Series A, 5.00%, 10/1/36, Continuously Callable @102	2,150	2,405
Stafford County Economic Development Authority Revenue 5.00%, 6/15/33, Continuously Callable @100	750	888
5.00%, 6/15/34, Continuously Callable @100	2,620	3,091
5.00%, 6/15/35, Continuously Callable @100	1,930	2,267
Virginia College Building Authority Revenue 5.00%, 6/1/21, Continuously Callable @100	500	500
4.00%, 2/1/34, Continuously Callable @100	10,000	11,561
4.00%, 2/1/36, Continuously Callable @100	3,000	3,453
Virginia Small Business Financing Authority Revenue Series A, 4.00%, 1/1/37, Continuously Callable @103	2,750	3,071
Series A, 4.00%, 1/1/38, Continuously Callable @103	3,000	3,343
Series A, 4.00%, 1/1/39, Continuously Callable @103	3,500	3,889
Series A, 4.00%, 1/1/40, Continuously Callable @103	4,000	4,434
		41,640
Washington (0.4%):
Tobacco Settlement Authority Revenue, 5.25%, 6/1/31, Continuously Callable @100	2,710	2,716
Washington Health Care Facilities Authority Revenue
5.00%, 8/15/33, Continuously Callable @100	3,090	3,658
5.00%, 8/15/34, Continuously Callable @100	3,470	4,095
5.00%, 7/1/35, Continuously Callable @100	2,355	2,877
5.00%, 7/1/36, Continuously Callable @100	2,250	2,742
4.00%, 7/1/37, Continuously Callable @100	3,125	3,567
		19,655
West Virginia (0.3%):
West Virginia Hospital Finance Authority Revenue 5.00%, 6/1/33, Continuously Callable @100	1,850	2,234
5.00%, 1/1/34, Continuously Callable @100	2,360	2,888

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 6/1/34, Continuously Callable @100	$2,970	$3,576
5.00%, 1/1/35, Continuously Callable @100	2,920	3,559
5.00%, 6/1/35, Continuously Callable @100	2,405	2,888
5.00%, 9/1/38, Continuously Callable @100	1,000	1,217
5.00%, 9/1/39, Continuously Callable @100	1,000	1,213
		17,575
Wisconsin (1.2%):
Public Finance Authority Revenue 3.00%, 4/1/25 (e)	425	438
4.00%, 6/15/29, Continuously Callable @100 (e)	325	349
4.00%, 9/1/29, Continuously Callable @103 (e)	1,250	1,380
5.25%, 5/15/37, Continuously Callable @102 (e)	1,000	1,066
5.00%, 6/15/39, Continuously Callable @100 (e)	410	446
5.00%, 9/1/39, Continuously Callable @103 (e)	2,230	2,504
5.00%, 1/1/40, Continuously Callable @100	3,500	4,112
5.00%, 4/1/40, Continuously Callable @100 (e)	1,175	1,361
5.00%, 1/1/45, Continuously Callable @100	3,275	3,790
Series A, 5.25%, 10/1/38, Continuously Callable @100	3,250	3,831
Series A, 5.00%, 11/15/41, Continuously Callable @103	4,480	5,191
Series A, 4.00%, 7/1/46, Continuously Callable @100	1,100	1,214
Series D, 4.05%, 11/1/30, Continuously Callable @100	1,500	1,606
Wisconsin Health & Educational Facilities Authority Revenue 5.00%, 8/15/34, Continuously Callable @100	1,000	1,123
4.00%, 2/15/35, Continuously Callable @100	500	593
4.00%, 11/15/36, Continuously Callable @100	9,830	11,075
4.00%, 2/15/37, Continuously Callable @100	1,000	1,173
4.00%, 3/15/40, Continuously Callable @100	750	821
0.18%, 2/15/53, Callable 5/3/21 @100 (b)	6,500	6,500
Series A, 5.00%, 7/15/28, Pre-refunded 7/15/21 @100	2,000	2,027
Series A, 5.13%, 4/15/31, Pre-refunded 4/15/23 @100	5,000	5,490
Series C, 5.00%, 8/15/26, Pre-refunded 8/15/22 @100	1,500	1,599
Series C, 5.00%, 8/15/29, Pre-refunded 8/15/22 @100	1,935	2,062
		59,751
Total Municipal Bonds (Cost $4,689,565)		5,035,071
Total Investments (Cost $4,696,479) — 99.3%		5,042,535
Other assets in excess of liabilities — 0.7%		37,799
NET ASSETS — 100.00%		$5,080,334

(a)  Non-income producing security.

(b)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(c)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(d)  Put Bond.

See notes to financial statements.

USAA Mutual Funds Trust USAA Tax Exempt Intermediate-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(e)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of March 31, 2021, the fair value of these securities was $128,143 (thousands) and amounted to 2.5% of net assets.

(f)  Zero-coupon bond.

(g)  Stepped-coupon security converts to coupon form on 11/1/25 with a rate of 4.00%.

(h)  Stepped-coupon security converts to coupon form on 11/1/25 with a rate of 4.35%.

(i)  Security or portion of security purchased on a delayed-delivery and/or when-issued basis.

(j)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of March 31, 2021, illiquid securities were 0.2% of the Fund's net assets.

(k)  Variable or Floating-Rate Security. Rate disclosed is as of March 31, 2021.

(l)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of the Fund's net assets as of March 31, 2021. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

AMBAC — American Municipal Bond Assurance Corporation

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

IDA — Industrial Development Authority

LIBOR — London InterBank Offered Rate

LIBOR01M  — 1 Month US Dollar LIBOR, rate disclosed as of March 31, 2021, based on the last reset date of the security

MUNIPSA — Municipal Swap Index

SOFR — Secured Overnight Financing Rate

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Tax Exempt Intermediate-Term Fund
Assets:
Investments, at value (Cost $4,696,479)	$5,042,535
Cash	340
Receivables:
Interest and dividends	49,503
Capital shares issued	1,538
From Adviser	109
Prepaid expenses and other assets	376
Total assets	5,094,401
Liabilities:
Payables:
Distributions	1,126
Investments purchased	5,598
Capital shares redeemed	4,732
Accrued expenses and other payables:
Investment advisory fees	1,410
Administration fees	602
Custodian fees	34
Transfer agent fees	349
Compliance fees	3
Trustees' fees	—	(a)
12b-1 fees	3
Other accrued expenses	210
Total liabilities	14,067
Net Assets:
Capital	4,828,238
Total accumulated earnings/(loss)	252,096
Net assets	$5,080,334
Net Assets
Fund Shares	$4,059,780
Institutional Shares	996,601
Class A	23,934
Class Z	19
Total	$5,080,334
Shares (unlimited number of shares authorized with no par value):
Fund Shares	293,114
Institutional Shares	71,973
Class A	1,728
Class Z	1
Total	366,816
Net asset value, offering and redemption price per share: (b)
Fund Shares	$13.85
Institutional Shares	$13.85
Class A	$13.85
Class Z	$13.85
Maximum Sales Charge — Class A	2.25%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$14.17

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2021

(Amounts in Thousands)

USAA Tax Exempt Intermediate-Term Fund
Investment Income:
Interest	$156,647
Total income	156,647
Expenses (a):
Investment advisory fees	14,810
Administration fees — Fund Shares	7,011
Administration fees — Institutional Shares	217
Administration fees — Class A	35
Sub-Administration fees	24
12b-1 fees — Class A	58
Custodian fees	187
Transfer agent fees — Fund Shares	1,355
Transfer agent fees — Institutional Shares	217
Transfer agent fees — Class A	22
Trustees' fees	50
Compliance fees	32
Legal and audit fees	90
State registration and filing fees	206
Interfund lending fees	— (b)
Other expenses	390
Total expenses	24,704
Expenses waived/reimbursed by Adviser	(172)
Net expenses	24,532
Net Investment Income (Loss)	132,115
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(6,469)
Net change in unrealized appreciation/depreciation on investment securities	191,773
Net realized/unrealized gains (losses) on investments	185,304
Change in net assets resulting from operations	$317,419

(a)  Institutional Shares and Class Z commenced operations on June 29, 2020, and March 4, 2021, respectively.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Tax Exempt Intermediate-Term Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
From Investments:
Operations:
Net investment income (loss)	$132,115	$140,749
Net realized gains (losses) from investments	(6,469)	(11,622)
Net change in unrealized appreciation/depreciation on investments	191,773	(9,397)
Change in net assets resulting from operations	317,419	119,730
Distributions to Shareholders:
Fund Shares	(125,814)	(140,378)
Institutional Shares (a)	(5,737)	—
Class A	(567)	(613)
Class Z (b)	— (c)	—
Change in net assets resulting from distributions to shareholders	(132,118)	(140,991)
Change in net assets resulting from capital transactions	81,708	57,378
Change in net assets	267,009	36,117
Net Assets:
Beginning of period	4,813,325	4,777,208
End of period	$5,080,334	$4,813,325

(a)  Institutional Shares commenced operations on June 29, 2020.

(b)  Class Z commenced operations on March 4, 2021.

(c)  Rounds to less than $1 thousand.

(continues on next page)

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Tax Exempt Intermediate-Term Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
Capital Transactions:
Fund Shares
Proceeds from shares issued	$696,196	$821,794
Distributions reinvested	111,273	120,977
Cost of shares redeemed	(1,722,488)	(887,865)
Total Fund Shares	$(915,019)	$54,906
Institutional Shares (a)
Proceeds from shares issued	$1,027,555	$—
Distributions reinvested	5,305	—
Cost of shares redeemed	(33,953)	—
Total Institutional Shares	$998,907	$—
Class A
Proceeds from shares issued	$26,772	$6,875
Distributions reinvested	498	512
Cost of shares redeemed	(29,469)	(4,915)
Total Class A	$(2,199)	$2,472
Class Z (b)
Proceeds from shares issued	$19	$—
Distributions reinvested	— (c)	—
Total Class Z	$19	$—
Change in net assets resulting from capital transactions	$81,708	$57,378
Share Transactions:
Fund Shares
Issued	50,950	60,384
Reinvested	8,143	8,878
Redeemed	(125,198)	(65,764)
Total Fund Shares	(66,105)	3,498
Institutional Shares (a)
Issued	74,035	—
Reinvested	383	—
Redeemed	(2,445)	—
Total Institutional Shares	71,973	—
Class A
Issued	1,969	510
Reinvested	36	38
Redeemed	(2,173)	(365)
Total Class A	(168)	183
Class Z (b)
Issued	1	—
Reinvested	— (d)	—
Total Class Z	1	—
Change in Shares	5,701	3,681

(a)  Institutional Shares commenced operations on June 29, 2020.

(b)  Class Z commenced operations on March 4, 2021.

(c)  Rounds to less than $1 thousand.

(d)  Rounds to less than 1 thousand shares.

See notes to financial statements.

This page is intentionally left blank.

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Tax Exempt Intermediate-Term Fund
Fund Shares
Year Ended March 31, 2021	$13.33	0.37	(e)	0.52	0.89	(0.37)	(0.37)
Year Ended March 31, 2020	$13.37	0.38	(e)	(0.03)	0.35	(0.39)	(0.39)
Year Ended March 31, 2019	$13.12	0.41		0.24	0.65	(0.40)	(0.40)
Year Ended March 31, 2018	$13.08	0.41		0.04	0.45	(0.41)	(0.41)
Year Ended March 31, 2017	$13.61	0.42		(0.53)	(0.11)	(0.42)	(0.42)
Institutional Shares
June 29, 2020 (g) through March 31, 2021	$13.57	0.27	(e)	0.29	0.56	(0.28)	(0.28)
Class A
Year Ended March 31, 2021	$13.33	0.33	(e)	0.52	0.85	(0.33)	(0.33)
Year Ended March 31, 2020	$13.36	0.35	(e)	(0.03)	0.32	(0.35)	(0.35)
Year Ended March 31, 2019	$13.12	0.38		0.23	0.61	(0.37)	(0.37)
Year Ended March 31, 2018	$13.07	0.38		0.05	0.43	(0.38)	(0.38)
Year Ended March 31, 2017	$13.61	0.38		(0.54)	(0.16)	(0.38)	(0.38)
Class Z
March 4, 2021 (g) through March 31, 2021	$13.81	0.03	(e)	0.04	0.07	(0.03)	(0.03)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment for all classes, except for Class Z, is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio for all classes, except for Class Z, may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Redemption Fees added to Beneficial Interests		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses**^(b)		Net Investment Income (Loss)(b)	Gross Expenses(b)(c)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(d)
USAA Tax Exempt Intermediate-Term Fund
Fund Shares
Year Ended March 31, 2021	—		$13.85	6.72%	0.50%		2.69%	0.50%	$4,059,780	23%
Year Ended March 31, 2020	—		$13.33	2.56%	0.49%		2.82%	0.49%	$4,788,060	26%
Year Ended March 31, 2019	—		$13.37	5.06%	0.52%		3.07%	0.52%	$4,754,320	8%
Year Ended March 31, 2018	—		$13.12	3.47%	0.51%		3.09%	0.51%	$4,605,543	11%
Year Ended March 31, 2017	—	(f)	$13.08	(0.84)%	0.52%		3.13%	0.52%	$4,280,892	16%
Institutional Shares
June 29, 2020 (g) through March 31, 2021	—		$13.85	4.15%	0.44%		2.61%	0.51%	$996,601	23%
Class A
Year Ended March 31, 2021	—		$13.85	6.46%	0.75%		2.43%	0.86%	$23,934	23%
Year Ended March 31, 2020	—		$13.33	2.37%	0.75%		2.57%	0.87%	$25,265	26%
Year Ended March 31, 2019	—		$13.36	4.75%	0.75%		2.85%	0.84%	$22,888	8%
Year Ended March 31, 2018	—		$13.12	3.28%	0.77	%(h)	2.83%	0.85%	$26,397	11%
Year Ended March 31, 2017	—	(f)	$13.07	(1.19)%	0.80%		2.84%	0.83%	$37,351	16%
Class Z
March 4, 2021 (g) through March 31, 2021	—		$13.85	0.51%	0.00%		3.02%	92.34%	$19	23%

(c)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio by less than 0.01%.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(e)  Per share net investment income (loss) has been calculated using the average daily shares method.

(f)  Amount is less than $0.005 per share.

(g)  Commencement of operations.

(h)  Effective August 1, 2017, USAA Asset Management Company ("AMCO") (previous Investment Adviser) had voluntarily agreed to limit the annual expenses of Class A to 0.75% of Class A average daily net assets. Prior to this date, the voluntary expense limit was 0.80%.

See notes to financial statements.

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Tax Exempt Intermediate-Term Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and Class Z. The Fund is classified as diversified under the 1940 Act.

Effective June 29, 2020, the Institutional Shares commenced operations and the Fund's Adviser Shares were redesignated Class A and became subject to a front-end sales charge.

The Board of Trustees of USAA Mutual Funds Trust approved the addition of Class Z for the Fund. This new share class became effective February 5, 2021. Class Z is only available to participants in certain eligible separately managed accounts (also referred to as wrap fee programs) and other advisory clients of the Fund's Adviser or its affiliates that are subject to a separate contractual fee for investment management services.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$7,464	$—	$—	$7,464
Municipal Bonds	—	5,035,071	0	5,035,071
Total	$7,464	$5,035,071	$0	$5,042,535

For the year ended March 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

the year ended March 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Realized Gains (Losses)
$127,775	$93,564	$64

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,244,242	$1,123,478

There were no purchases or sales of U.S. government securities during the year ended March 31, 2021.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended March 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Intermediate Municipal Debt Funds Index. The Lipper Intermediate Municipal Debt Funds Index tracks the total return performance of the largest funds within the Lipper Intermediate Municipal Debt Funds category.

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020 to March 31, 2021, performance fees were $1,049, less than $(1), and less than $(1), in thousands, respectively, for Fund Shares, Institutional Shares and Class A. Performance adjustments were 0.02%, less than (0.01)%, and less than (0.01)% for Fund Shares, Institutional Shares, and Class A, respectively.

For the period March 4, 2021 to March 31, 2021, performance fees were less than $1 thousand for Class Z. Performance adjustments were less than 0.01% for Class Z.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the. SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15%, 0.10%, and 0.15% of average daily net assets, of the Fund Shares, Institutional Shares, and Class A, respectively. VCM does not receive any fees from Class Z for these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.10% and 0.10% of average daily net assets of the Institutional Shares and Class A, respectively, plus out-of-pocket expenses. VCTA does not receive any fees from Class Z for these services. Amounts incurred and paid to VCTA for the year ended March 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A of the Fund. Amounts incurred and paid to the Distributor for the year ended March 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of the Class A. For the year ended March 31, 2021, the Distributor received less than $1 thousand from commissions earned on sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023, except for Class Z, which remains in effect indefinitely, unless the Board approves otherwise.

Under the terms of the agreement for Fund Shares, Institutional Shares, and Class A, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits.

Under the terms of the agreement for Class Z, the Adviser has agreed to waive fees or reimburse aggregate expenses to the extent that ordinary operating expenses incurred by Class Z in any fiscal year exceed the expense limit for such class of the Fund. Such excess amounts will be the liability of the Adviser. Including but not limited to investment management fees of the Investment Adviser inclusive

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

of the impact of any performance fee adjustment as provided in the Advisory Agreement but excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2021, the expense limits (excluding voluntary waivers) were 0.48%, 0.44%, 0.75%, and 0.0% for Fund Shares, Institutional Shares, Class A, and Class Z, respectively.

Under the terms of the agreement, the Fund Shares, Institutional Shares, and Class A have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

Under the terms of the agreement for Class Z, recoupment is not permitted.

As of March 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at March 31, 2021.

Expires March 31, 2023	Expires March 31, 2024	Total
$16	$172	$188

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery,

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Credit Risk — The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021, it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended March 31, 2021, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended March 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank also received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund, that is permitted to participate in the Facility, in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended March 31, 2021, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,417	4	0.62%	$1,417

*  For the year ended March 31, 2021, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended March 31, 2021		Year Ended March 31, 2020
Distributions Paid from		Distributions Paid from
Total Tax-Exempt Income	Distributions Paid	Total Tax-Exempt Income	Distributions Paid
$132,118	$132,118	$140,991	$140,991

As of March 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$12,678	$(10,596)	$2,082	$(94,495)	$344,509	$252,096

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and defaulted bond adjustments.

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

As of March 31, 2021, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$32,966	$61,529	$94,495

As of March 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$4,698,026	$361,192	$(16,683)	$344,509

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Tax Exempt Intermediate-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Intermediate-Term Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 26, 2021

USAA Mutual Funds Trust	Supplemental Information March 31, 2021

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, (a) Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

(a)  Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2011); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021 (unless otherwise noted).

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20	Actual Ending Account Value 3/31/21	Hypothetical Ending Account Value 3/31/21	Actual Expenses Paid During Period 10/1/20- 3/31/21*	Hypothetical Expenses Paid During Period 10/1/20- 3/31/21*	Annualized Expense Ratio During Period 10/1/20- 3/31/21
Fund Shares	$1,000.00	$1,023.20	$1,022.34	$2.62	$2.62	0.52%
Institutional Shares	1,000.00	1,024.40	1,022.74	2.22	2.22	0.44%
Class A	1,000.00	1,022.00	1,021.14	3.83	3.83	0.76%
Class Z**	1,000.00	1,005.10	1,024.93	—	—	0.00%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Actual Expenses Paid are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 27/365 to reflect the stub period from commencement of operations March 4, 2021 through March 31, 2021.

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

For the period October 1, 2020 to March 31, 2021, performance adjustments were applied to the Fund. The annualized expense ratios of 0.52% and 0.76% for the Fund Shares and Class A, respectively, as represented in the table above, reflect these adjustments. The values in the table below reflect your costs (in dollars) of investing in the Fund, had these adjustments not been applied for the six month period ended March 31, 2021.

	Beginning Account Value 10/1/20	Actual Ending Account Value 3/31/21	Hypothetical Ending Account Value 3/31/21	Actual Expenses Paid During Period 10/1/20- 3/31/21*	Hypothetical Expenses Paid During Period 10/1/20- 3/31/21*	Annualized Expense Ratio During Period 10/1/20- 3/31/21
Fund Shares	$1,000.00	$1,023.20	$1,022.54	$2.42	$2.42	0.48%
Class A	1,000.00	1,022.00	1,021.19	3.78	3.78	0.75%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2021 (amounts in thousands):

Tax Exempt Income
$132,118

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Tax Exempt Intermediate-Term Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020, meeting, at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate—which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements—was below the median of its expense group and equal to the median of its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended September 30, 2020.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect

1  The Adviser has agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Funds' investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and when appropriate, considers other information including input from the Funds' portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a virtual video conference meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40857-0521

MARCH 31, 2021

Annual Report

USAA Tax Exempt Short-Term Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper form free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or by submitting your request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	24
Statement of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	40
Supplemental Information (Unaudited)	41
Trustees' and Officers' Information	41
Proxy Voting and Portfolio Holdings Information	47
Expense Examples	47
Additional Federal Income Tax Information	49
Advisory Contract Agreement	50
Liquidity Risk Management Program	53
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The annual reporting period ended March 31, 2021, was a year like no other. It wasn't that long ago that we were all coming to grips with an emerging global pandemic, economic shutdowns, and financial markets in turmoil. We somehow persevered and have even emerged from those challenging days—dare I say—with a renewed sense of optimism. In retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

Consider everything that transpired over the past 12 months. A novel coronavirus ("COVID-19") and the subsequent worldwide spread of COVID-19 prompted governments everywhere to issue austere shelter-in-place orders, and the global economy slowed abruptly. Equity markets sold off, while unprecedented levels of volatility roiled traditionally placid bond markets. During the second quarter of 2020, domestic GDP contracted by an alarming annual rate of 31.4%, according to the U.S. Department of Commerce ("Commerce Department").

It's no surprise that many investors flocked to the perceived safety of U.S. Treasurys during this period of tumult. Meanwhile, liquidity evaporated (for a short spell) in other segments of the fixed-income world, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

Fortunately, a response came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act").

It was impressive how quickly those actions helped arrest the stock market's freefall and restore order across much of the fixed-income universe. The rebound was as robust as the drawdown, and third quarter 2020 GDP bounced back and grew at a 33.4% annualized rate, according to the Commerce Department.

Late in the year, financial markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter as it became clear Congress would provide another dose of stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

As the year ended and we moved into the first quarter of 2021, stocks continued their upward trajectory. Meanwhile, the yield on the 10-Year U.S. Treasury continued rallying sharply, and many investors began to worry about inflation in the post-pandemic world.

Through all the unprecedented events and volatility, the S&P 500® Index registered an impressive annual return of 56.35% for the 12-month period ended March 31, 2021. Over this same period, the yield on the 10-Year U.S. Treasury jumped more than 100 basis points, reflecting both the very low starting rate and substantial fiscal

2

stimulus. At the end of the reporting period, the yield on the 10-Year U.S. Treasury was 1.74%

On the whole, markets endured and surprised to the upside, but perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to remain focused on your long-term investment goals and avoid making emotional decisions.

On the following pages, you will find information relating to your USAA Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our Member Service Representatives. Call (800) 235-8396, or visit our website at www.vcm.com.

Thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Mutual Funds Trust

USAA Tax Exempt Short-Term Fund

Manager's Commentary

(Unaudited)

Regina G. Conklin, CFA, CPA
Andrew Hattman, CFA, CAIA
Lauren Spalten*

•  What were the market conditions during the reporting period?

Tax-exempt bonds as measured by the Bloomberg Barclays Municipal Bond Index generated positive returns during the 12-month reporting period ended March 31, 2021, due in part to falling municipal bond yields. (Bond prices and yields move in opposite directions.) However, the market saw significant volatility during the reporting period due primarily to COVID-19 and related economic and government reactions.

The reporting period began near the beginning of the COVID-19 crisis in the United States. The market had just sold off sharply in March 2020, and the first month of the reporting period was highlighted by significant volatility as the market reacted to COVID-19 and subsequent economic shutdowns, but also substantial fiscal and monetary response from the federal government. Starting in May 2020, the municipal market began a long, uneven recovery for the rest of the calendar year, driven by significant government intervention and investor expectations of a future return to normalcy. The recovery was marked by sizeable fund flows into tax-exempt mutual funds and material tightening of credit spreads (the yield difference between riskier bond yields and the safest bond yields). The recovery took a slight pause in the months ahead of the election, as uncertainty surrounding the election, as well as uncertainty around aid for municipal borrowers weighed on the market for a couple of months. However, the year ended with the market up significantly from the start of both the calendar year and the reporting period. January of 2021 saw a continuation of the market recovery, but the last part of the reporting period was highlighted by a sell-off in the municipal market as tax-exempt bonds finally succumbed to pressures caused by the meaningful increase in U.S. Treasury yields in the first quarter of 2021.

The end of the reporting period found the municipal market fighting the headwinds of potential higher U.S Treasury rates and inflation, but with several notable tailwinds in support to include: heavy fund flows into tax-exempt mutual funds, investor expectations of increasing tax rates, and stimulus money flowing to municipal borrowers.

•  How did the USAA Tax Exempt Short-Term Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares and Class A (effective June 29, 2020, the Adviser Shares were redesignated Class A and became subject to a front-end sales charge). For the reporting period ended March 31, 2021, the Fund Shares and Class A had a total return of 4.42% and 4.07%, respectively, versus an average return of 2.35% amongst the funds in the Lipper Short Municipal Debt Funds category. This compares to returns of 2.32% for the Lipper Short Municipal Debt Funds Index and 3.33% for the Bloomberg Barclays Municipal Bond Short (1-5 Years) Index. The Institutional

*Effective March 2, 2021, Lauren Spalten was added as a portfolio manager on the Fund and John C. Bonnell was removed.

4

USAA Mutual Funds Trust

USAA Tax Exempt Short-Term Fund (continued)

Manager's Commentary (continued)

Shares commenced operations on June 29, 2020, and from that time through March 31, 2021, had a total return of 2.39%.

•  What strategies did you employ during the reporting period?

In keeping with our investment approach, we continued to focus on income generation. The Fund's long-term income distribution, not its price appreciation, accounts for most of its total return.

During the reporting period, we continued to invest a portion of the portfolio in variable rate demand notes ("VRDNs"). The VRDNs owned by the Fund have interest rates that adjust daily/weekly to the market. VRDNs also possess a "demand" feature that allows us to sell the bond at par value with notice of seven days or less, which helps us reduce share price volatility and gives us the flexibility to act when attractive opportunities arise.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of shorter-term, primarily investment- grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Tax Exempt Short-Term Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended March 31, 2021

	Fund Shares		Institutional Shares	Class A
INCEPTION DATE	3/19/82		6/29/20	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Bloomberg Barclays Municipal Bond Short (1-5 Years) Index[1]	Lipper Short Municipal Debt Funds Index[2]
One Year	4.42%	NA	4.07%	1.71%	3.33%	2.32%
Five Year	1.68%	NA	1.44%	0.99%	1.85%	1.33%
Ten Year	1.77%	NA	1.52%	1.29%	1.81%	1.25%
Since Inception	NA	2.39%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Tax Exempt Short-Term Fund — Growth of $10,000

1The Bloomberg Barclays Municipal Bond Short (1-5 Years) Index is a market value-weighted index which covers the short components of the Bloomberg Barclays Municipal Bond Index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Short Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Short Municipal Debt Funds category. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	March 31, 2021

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to provide investors with interest income that is exempt from federal income tax.

Top 10 Industries

March 31, 2021

(% of Net Assets)

Hospital	21.1%
General Obligation	17.7%
Electric Utilities	10.5%
Electric/Gas Utility	9.2%
Education	7.4%
Special Assessment/Tax/Fee	7.3%
Oil & Gas Refining & Marketing	4.7%
Multifamily Housing	3.4%
Appropriated Debt	3.3%
Nursing/CCRC	2.3%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund (continued)	March 31, 2021

  (Unaudited)

Portfolio Ratings Mix:

March 31, 2021

(% of Net Assets)

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization ("NRSRO"), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. Victory Capital Management Inc. ("Adviser") also performs its own fundamental credit analysis of each security. As a part of its fundamental credit analysis, the Adviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Adviser on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

8

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Common Stocks (0.1%)
Utilities (0.1%):
Energy Harbor Corp. (a)	46,323	$1,244
Total Common Stocks (Cost $1,152)		1,244
Municipal Bonds (99.5%)
Alabama (2.7%):
Birmingham Airport Authority Revenue, 5.00%, 7/1/30	$1,200	1,550
Black Belt Energy Gas District Revenue, Series B-1, 0.98% (LIBOR01M+90bps), 12/1/48, (Put Date 12/1/23) (b) (j)	10,000	10,059
Chatom Industrial Development Board Revenue 5.00%, 8/1/21	280	284
5.00%, 8/1/30	1,275	1,614
Columbia Industrial Development Board Revenue, Series C, 0.09%, 12/1/37, Continuously Callable @100 (c)	4,900	4,900
Prattville Industrial Development Board Revenue 2.00%, 11/1/33, (Put Date 10/1/24) (b)	450	471
2.00%, 11/1/33, (Put Date 10/1/24) (b)	425	444
Selma Industrial Development Board Revenue 2.00%, 11/1/33, (Put Date 10/1/24) (b)	3,650	3,818
1.37%, 5/1/34, (Put Date 6/16/25) (b)	5,875	6,019
The Lower Alabama Gas District Revenue (LOC — Goldman Sachs Bank USA), 4.00%, 12/1/50, (Put Date 12/1/25) (b)	3,000	3,418
		32,577
Arizona (3.8%):
Arizona Health Facilities Authority Revenue, 1.90% (MUNIPSA+185bps), 2/1/48, (Put Date 2/1/23) (b) (j)	25,000	25,654
Maricopa County IDA Revenue 4.00%, 7/1/29 (d)	750	829
0.62% (MUNIPSA+57bps), 1/1/35, (Put Date 10/18/24) (b) (j)	2,365	2,406
Series C, 0.85% (MUNIPSA+80bps), 9/1/48, (Put Date 9/1/24) (b) (j)	7,735	7,789
Maricopa County Pollution Control Corp. Revenue, Series B, 0.14%, 6/1/43, Callable 5/3/21 @ 100 (c)	6,000	6,000
Pinal County IDA Revenue 4.00%, 10/1/21	650	659
4.00%, 10/1/22	3,600	3,757
		47,094
Arkansas (0.6%):
Arkansas Development Finance Authority Revenue 5.00%, 9/1/30	1,180	1,517
5.00%, 9/1/31, Continuously Callable @100	1,200	1,539
5.00%, 9/1/44, (Put Date 9/1/27) (b)	4,000	4,850
		7,906
California (3.7%):
Anaheim Public Financing Authority Revenue Series A, 5.00%, 5/1/22	500	521
Series A, 5.00%, 5/1/24	250	278

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
California County Tobacco Securitization Agency Revenue Series A, 5.00%, 6/1/30	$200	$266
Series B-1, 1.75%, 6/1/30	250	257
California Infrastructure & Economic Development Bank Revenue, Series B, 1.25% (MUNIPSA+120bps), 8/1/37, (Put Date 6/1/22) (b) (j)	8,000	8,038
California Municipal Finance Authority Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8061, 0.58%, 1/1/60, Callable 1/1/37 @ 100 (c) (d)	5,000	5,000
California Public Finance Authority Revenue Series A, 4.00%, 10/15/21	215	219
Series A, 4.00%, 10/15/22	245	257
California State Public Works Board Revenue, Series A, 5.00%, 4/1/21	1,500	1,500
California Statewide Communities Development Authority Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8066, 0.58%, 4/1/60, Callable 10/1/32 @ 100 (c) (d)	5,000	5,000
City & County of San Francisco Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8059, 0.58%, 12/1/52, Callable 12/1/21 @ 100 (c) (d)	10,000	10,000
City of Irvine Special Assessment, 5.00%, 9/2/21	1,125	1,148
Contra Costa County Schools Pooled Notes Revenue, Series A, 2.00%, 12/1/21	4,500	4,538
County of Los Angeles Certificate of Participation, 5.00%, 9/1/21	1,000	1,020
Sierra View Local Health Care District Revenue 5.00%, 7/1/27	315	391
5.00%, 7/1/28	330	417
5.00%, 7/1/29	315	405
5.00%, 7/1/30	310	405
Tobacco Securitization Authority of Southern California Revenue, 2.25%, 6/1/29	290	293
Western Placer Unified School District Special Tax, 2.00%, 6/1/25, Continuously Callable @100	4,750	4,910
		44,863
Colorado (0.8%):
Colorado Health Facilities Authority Revenue Series A, 5.00%, 8/1/29	500	645
Series A, 5.00%, 11/1/29	3,225	4,228
Series A, 5.00%, 11/1/30, Continuously Callable @100	2,215	2,891
Series B-2, 5.00%, 8/1/49, (Put Date 8/1/26) (b)	1,000	1,192
Southlands Metropolitan District No. 1, GO Series A-1, 3.00%, 12/1/22	197	199
Series A-1, 3.50%, 12/1/27	1,000	1,051
		10,206
Connecticut (2.6%):
City of Bridgeport, GO, Series B, 5.00%, 8/15/26	3,450	4,120
City of New Haven, GO Series A, 5.00%, 8/1/22	1,190	1,249
Series A, 5.00%, 8/1/24	1,000	1,116
Series A, 5.00%, 8/1/25	580	663
Series A, 5.00%, 8/1/26	580	678
Series A, 5.00%, 8/1/27	1,000	1,192
City of New Haven, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 8/1/27	2,500	3,077
Series A, 5.00%, 8/1/28	1,000	1,254

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series B, 5.00%, 2/1/27	$600	$730
Series B, 5.00%, 2/1/28	525	652
Series B, 5.00%, 2/1/29	550	695
City of West Haven, GO Series A, 4.00%, 11/1/21	800	810
Series A, 5.00%, 11/1/23	800	871
Series A, 5.00%, 11/1/24	815	910
Series A, 5.00%, 11/1/27	650	770
Connecticut State Health & Educational Facilities Authority Revenue Series A, 5.00%, 7/1/30, Continuously Callable @100	2,000	2,599
Series B-2, 5.00%, 7/1/53, (Put Date 1/1/27) (b)	3,000	3,694
Harbor Point Infrastructure Improvement District Tax Allocation, 5.00%, 4/1/22 (d)	3,045	3,167
State of Connecticut Special Tax Revenue, Series A, 5.00%, 5/1/31, Continuously Callable @100	2,500	3,282
		31,529
District of Columbia (1.6%):
District of Columbia Revenue (LIQ — Deutsche Bank A.G.), Series 2016-XG0094, 0.15%, 10/1/41 (c) (d)	20,000	20,000
Florida (3.8%):
Alachua County Health Facilities Authority Revenue 4.00%, 12/1/23	1,100	1,196
5.00%, 12/1/37, (Put Date 12/1/26) (b)	3,000	3,586
Capital Trust Agency, Inc. Revenue, 4.00%, 8/1/30	200	225
City of Atlantic Beach Revenue, Series B-2, 3.00%, 11/15/23, Continuously Callable @100	2,750	2,754
City of Pompano Beach Revenue, 3.50%, 9/1/30, Continuously Callable @103	3,590	3,921
County of Escambia Revenue 2.00%, 11/1/33, (Put Date 10/1/24) (b)	775	809
Series 2, 0.07%, 4/1/39, Continuously Callable @100 (c)	600	600
County of St. Lucie Revenue, 0.08%, 9/1/28, Continuously Callable @100 (c)	25,000	25,000
Florida Development Finance Corp. Revenue Series A, 5.00%, 6/15/26	370	429
Series A, 5.00%, 6/15/27	390	460
Series A, 5.00%, 6/15/28, Continuously Callable @100	410	482
Series A, 5.00%, 6/15/29, Continuously Callable @100	360	422
Series A, 5.00%, 6/15/30, Continuously Callable @100	475	553
Florida Higher Educational Facilities Financial Authority Revenue 5.00%, 10/1/22	500	527
5.00%, 10/1/24	500	558
5.00%, 10/1/25	445	506
Series A, 5.00%, 4/1/21	1,385	1,385
Lee County IDA Revenue, 4.75%, 10/1/22	1,350	1,412
Southeast Overtown Park West Community Redevelopment Agency Tax Allocation, Series A-1, 5.00%, 3/1/23 (d)	1,000	1,073
		45,898

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Georgia (5.8%):
Appling County Development Authority Revenue, Series A, 1.50%, 1/1/38, (Put Date 2/3/25) (b)	$2,000	$2,025
Appling County Development Authority Revenue (NBGA — Southern Co.), 0.11%, 9/1/41, Continuously Callable @100 (c)	6,000	6,000
Burke County Development Authority Revenue, 1.70%, 12/1/49, (Put Date 8/22/24) (b)	7,500	7,765
Cobb County Development Authority Revenue, Series A, 2.25%, 4/1/33, (Put Date 10/1/29) (b)	5,000	5,336
Cobb County Housing Authority Revenue (LIQ — Deutsche Bank A.G.), Series DBE-8068, 0.58%, 10/1/59, Callable 10/1/35 @ 100 (c) (d)	5,000	5,000
George L Smith II Congress Center Authority Revenue, 2.38%, 1/1/31 (e)	1,000	1,017
Heard County Development Authority Revenue, 0.14%, 9/1/26, Continuously Callable @100 (c)	1,200	1,200
Main Street Natural Gas, Inc. Revenue 4.00%, 8/1/48, (Put Date 12/1/23) (b)	5,000	5,451
Series A, 5.00%, 5/15/28	1,000	1,250
Series A, 5.00%, 5/15/29	1,775	2,249
Series C, 4.00%, 3/1/50, (Put Date 9/1/26) (b)	10,000	11,544
Savannah Economic Development Authority Revenue, 2.00%, 11/1/33, (Put Date 10/1/24) (b)	815	851
The Burke County Development Authority Revenue, Series 1, 0.10%, 7/1/49, Continuously Callable @100 (c)	3,890	3,890
The Burke County Development Authority Revenue (NBGA — Southern Co.), 0.08%, 11/1/52, Continuously Callable @100 (c)	11,800	11,800
The Development Authority of Monroe County Revenue 0.11%, 4/1/32, Continuously Callable @100 (c)	500	500
0.11%, 11/1/48, Continuously Callable @100 (c)	1,400	1,400
The Monroe County Development Authority Revenue, Series A, 1.50%, 1/1/39, (Put Date 2/3/25) (b)	3,500	3,525
		70,803
Guam (0.3%):
Territory of Guam Revenue Series A, 5.00%, 12/1/23	1,500	1,639
Series A, 5.00%, 12/1/24	2,000	2,247
		3,886
Idaho (0.4%):
County of Nez Perce Revenue, 2.75%, 10/1/24	5,000	5,352
Illinois (12.1%):
Chicago Board of Education, GO Series A, 4.00%, 12/1/27	1,400	1,602
Series B, 5.00%, 12/1/21	400	412
Series B, 5.00%, 12/1/22	1,500	1,608
Series B, 5.00%, 12/1/22	400	429
Series B, 5.00%, 12/1/31, Continuously Callable @100	1,000	1,234
Chicago Board of Education, GO (LIQ — Deutsche Bank A.G.) Series 2016-XG0073, 0.20%, 12/1/39, Callable 12/1/21 @ 100 (c) (d)	11,000	11,000
Series 2017-XM0188, 0.20%, 12/1/39, Callable 12/1/21 @ 100 (c) (d)	5,000	5,000

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Chicago Park District, GO Series A, 4.00%, 1/1/31, Continuously Callable @100	$750	$894
Series F-2, 5.00%, 1/1/27	600	714
Series F-2, 5.00%, 1/1/28	1,000	1,213
Series F-2, 5.00%, 1/1/29	1,000	1,232
Series F-2, 5.00%, 1/1/30	1,305	1,628
Series F-2, 5.00%, 1/1/31, Continuously Callable @100	2,115	2,634
Series F-2, 5.00%, 1/1/32, Continuously Callable @100	1,750	2,161
Chicago Park District, GO (INS — Build America Mutual Assurance Co.), Series 2015-XF2111, 0.15%, 1/1/22 (c) (d)	10,200	10,200
Chicago Transit Authority Revenue 5.00%, 6/1/25	1,720	2,012
5.00%, 6/1/26	1,000	1,202
City of Chicago Waterworks Revenue 5.00%, 11/1/25	4,000	4,722
5.00%, 11/1/26	1,000	1,213
Series A-1, 5.00%, 11/1/25	2,000	2,361
Series A-1, 4.00%, 11/1/26	2,500	2,896
County of Cook, GO (LIQ-JPMorgan Chase & Co.), Series 2015-XF0124, 0.23%, 5/15/22 (c) (d)	11,160	11,160
Illinois Finance Authority Revenue 5.00%, 10/1/29	500	633
5.00%, 10/1/30	250	321
0.80% (MUNIPSA+75bps), 1/1/46, (Put Date 7/1/23) (b) (j)	9,000	9,174
Series B, (MUNIPSA+70bps) 5/1/42, (Put Date 5/1/26) (b) (j)	2,250	2,257
Series C, 4.00%, 2/15/25	10,000	11,303
Illinois Sports Facilities Authority Revenue, 5.00%, 6/15/28	1,000	1,191
Northern Illinois University Revenue (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 4/1/30	250	319
Railsplitter Tobacco Settlement Authority Revenue, 5.25%, 6/1/21	1,090	1,098
Sales Tax Securitization Corp. Revenue Series A, 5.00%, 1/1/28	1,000	1,230
Series A, 5.00%, 1/1/29	2,500	3,128
Series A, 5.00%, 1/1/30	2,000	2,538
State of Illinois, GO Series A, 5.00%, 3/1/22	1,500	1,558
Series A, 5.00%, 10/1/23	3,000	3,299
Series A, 5.00%, 11/1/25	5,000	5,803
Series C, 5.00%, 11/1/29, Continuously Callable @100	8,985	10,457
State of Illinois, GO (INS — Build America Mutual Assurance Co.), Series D, 5.00%, 11/1/25 (f)	15,000	17,653
Village of Rosemont, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 12/1/22	1,735	1,859
Series A, 5.00%, 12/1/23	1,825	2,028
Series A, 5.00%, 12/1/24	1,915	2,194
Western Illinois University Revenue (INS — Build America Mutual Assurance Co.) 4.00%, 4/1/29	750	889
4.00%, 4/1/30	750	899

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Will County Community High School District No 210 Lincoln-Way, GO, 4.00%, 1/1/22	$975	$996
		148,354
Indiana (0.8%):
Hammond Local Public Improvement Bond Bank Revenue, 2.00%, 12/31/21	1,170	1,180
Indiana Bond Bank Revenue 1/15/27 (g)	1,280	1,205
1/15/28 (g)	1,100	1,015
1/15/29 (g)	565	508
7/15/29, Continuously Callable @99 (g)	730	633
Indiana Finance Authority Revenue, 2.95%, 10/1/22, Continuously Callable @100	5,000	5,169
		9,710
Iowa (0.2%):
City of Waverly Revenue, 2.50%, 12/31/22, Continuously Callable @100	2,000	2,057
Kansas (0.4%):
City of Burlington Revenue, Series B, 0.19%, 9/1/35, Continuously Callable @100 (c)	4,050	4,050
City of St. Marys Revenue, 0.15%, 4/15/32, Continuously Callable @100 (c)	1,200	1,200
		5,250
Kentucky (6.4%):
City of Ashland Revenue 5.00%, 2/1/28	1,775	2,093
5.00%, 2/1/30	740	887
County of Carroll Revenue, 1.55%, 9/1/42, (Put Date 9/1/26) (b)	5,000	5,049
County of Owen Revenue 2.45%, 6/1/39, (Put Date 10/1/29) (b)	10,000	10,717
2.45%, 9/1/39, (Put Date 10/1/29) (b)	5,000	5,277
Kentucky Economic Development Finance Authority Revenue, Series B-3, 1.45% (MUNIPSA+140bps), 2/1/46, (Put Date 2/1/25) (b) (j)	10,000	10,001
Kentucky Public Energy Authority Revenue Series B, 4.00%, 1/1/49, (Put Date 1/1/25) (b)	5,715	6,370
Series C, 4.00%, 2/1/50, (Put Date 2/1/28) (b)	10,000	11,765
Series C-1, 4.00%, 12/1/49, (Put Date 6/1/25) (b)	10,000	11,250
Series C-3, 1.10% (MUNIPSA+105bps), 12/1/49, (Put Date 6/1/25) (b) (j)	10,000	10,152
Louisville/Jefferson County Metropolitan Government Revenue, 5.00%, 10/1/47, (Put Date 10/1/29) (b)	4,000	5,123
		78,684
Louisiana (2.3%):
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, Series A, 2.00%, 6/1/30, Continuously Callable @100 (e)	1,000	1,004
Louisiana Public Facilities Authority Revenue, 0.70% (MUNIPSA+65bps), 9/1/57, (Put Date 9/1/23) (b) (j)	10,000	10,128
Parish of St. Charles Revenue, 4.00%, 12/1/40, (Put Date 6/1/22) (b)	4,000	4,163
Parish of St. James Revenue (NBGA — Nucor Corp.), Series B-1, 0.14%, 11/1/40, Continuously Callable @100 (c) (f)	3,300	3,300

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Parish of St. John the Baptist Revenue 2.20%, 6/1/37, (Put Date 7/1/26) (b)	$1,750	$1,802
2.10%, 6/1/37, (Put Date 7/1/24) (b)	2,000	2,052
Tobacco Settlement Financing Corp. Revenue, Series A, 5.00%, 5/15/22	5,000	5,266
		27,715
Maryland (0.9%):
Maryland Economic Development Corp. Revenue Series A, 5.00%, 6/1/25	1,500	1,686
Series A, 5.00%, 6/1/26	2,000	2,295
Series A, 5.00%, 6/1/27	1,340	1,566
Maryland Health & Higher Educational Facilities Authority Revenue 5.00%, 7/1/28	1,910	2,393
5.00%, 7/1/29	1,130	1,438
5.00%, 7/1/30	1,000	1,292
		10,670
Massachusetts (0.7%):
Massachusetts Development Finance Agency Revenue 5.00%, 7/15/21 (d)	225	227
5.00%, 7/1/25	1,250	1,458
5.00%, 7/1/26	1,500	1,790
5.00%, 7/15/26 (d)	310	347
5.00%, 7/15/28 (d)	340	391
5.00%, 7/15/30 (d)	640	751
Series A, 5.00%, 7/1/29, Continuously Callable @100	1,425	1,806
Series C, 5.00%, 10/1/30	975	1,271
		8,041
Michigan (0.8%):
Flint Hospital Building Authority Revenue 5.00%, 7/1/29	1,995	2,373
5.00%, 7/1/30	2,290	2,757
Michigan Finance Authority Revenue, Series D-2, 0.55% (MUNIPSA+50bps), 10/15/38, (Put Date 8/9/21) (b) (j)	4,360	4,364
		9,494
Minnesota (0.2%):
Housing & Redevelopment Authority of The City of St Paul Minnesota Revenue, 5.00%, 11/15/21	1,575	1,621
Sanford Canby Community Hospital District No. 1 Revenue, 0.43%, 11/1/26, Continuously Callable @100 (c)	1,295	1,295
		2,916
Mississippi (1.9%):
County of Warren Revenue, 2.90%, 9/1/32, (Put Date 9/1/23) (b)	2,000	2,113
Mississippi Business Finance Corp. Revenue, 3.20%, 9/1/28, Continuously Callable @100	4,000	4,211
Mississippi Hospital Equipment & Facilities Authority Revenue 5.00%, 9/1/24	10,000	11,425
Series A-2, 0.65%, 9/1/36, (Put Date 9/1/21) (b)	5,760	5,764
		23,513

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Montana (0.8%):
City of Forsyth Revenue, 2.00%, 8/1/23	$6,000	$6,189
Montana State Board of Regents Revenue, Series F, 0.50% (MUNIPSA+45bps), 11/15/35, (Put Date 9/1/23) (b) (j)	3,075	3,047
		9,236
Nevada (0.4%):
County of Washoe Revenue, Series B, 3.00%, 3/1/36, (Put Date 6/1/22) (b)	4,400	4,533
New Hampshire (0.1%):
New Hampshire Business Finance Authority Revenue 4.00%, 1/1/30, Continuously Callable @103	280	317
4.00%, 1/1/31, Continuously Callable @103	295	331
		648
New Jersey (7.9%):
Casino Reinvestment Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 11/1/24	1,000	1,127
City of Newark, GO 3.50%, 7/27/21	3,532	3,568
Series B, 2.00%, 10/5/21	1,160	1,170
Series C, 2.00%, 10/5/21	4,200	4,237
New Jersey Building Authority Revenue Series A, 3.00%, 6/15/23	600	634
Series A, 3.00%, 6/15/23	400	425
Series A, 5.00%, 6/15/24	2,405	2,738
Series A, 5.00%, 6/15/24	1,595	1,833
New Jersey Economic Development Authority Revenue 5.00%, 6/15/21	7,000	7,064
Series BBB, 5.00%, 6/15/23	7,000	7,701
Series XX, 5.00%, 6/15/22 (f)	20,000	21,110
New Jersey Economic Development Authority Revenue (LOC — Valley National Bank), 0.35%, 3/1/31, Continuously Callable @100 (c)	1,390	1,390
New Jersey Educational Facilities Authority Revenue Series B, 5.00%, 9/1/22	4,735	5,044
Series B, 5.00%, 9/1/23	4,000	4,435
Series B, 4.00%, 9/1/24	4,730	5,259
New Jersey Transportation Trust Fund Authority Revenue 5.00%, 6/15/24	5,095	5,802
1.25% (MUNIPSA+120bps), 6/15/34, (Put Date 12/15/21) (b) (j)	10,000	10,080
Series AA, 5.00%, 6/15/22	1,500	1,583
Series AA, 5.00%, 6/15/23	3,835	4,220
State of New Jersey, GO, Series A, 4.00%, 6/1/31	3,000	3,673
Tobacco Settlement Financing Corp. Revenue, Series B, 3.20%, 6/1/27	1,145	1,189
Township of Weehawken, GO, 1.25%, 12/30/21	2,412	2,421
		96,703
New Mexico (1.5%):
City of Farmington Revenue
1.88%, 4/1/33, (Put Date 10/1/21) (b)	6,000	6,045
2.13%, 6/1/40, (Put Date 6/1/22) (b)	2,000	2,041
Series A, 0.14%, 6/1/40, Callable 5/3/21 @ 100 (c)	4,000	4,000

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New Mexico Hospital Equipment Loan Council Revenue 5.00%, 6/1/21	$225	$227
5.00%, 6/1/22	445	468
5.00%, 6/1/27	770	943
5.00%, 6/1/28	780	973
5.00%, 6/1/29	835	1,056
5.00%, 6/1/30	525	673
5.00%, 6/1/31, Continuously Callable @100	690	883
Village of Los Ranchos de Albuquerque Revenue 5.00%, 9/1/28	840	1,031
5.00%, 9/1/31, Continuously Callable @100	300	376
		18,716
New York (9.4%):
City of Elmira, GO, 4.00%, 5/27/21	790	791
City of Long Beach, GO, Series A, 0.63%, 2/22/22, Continuously Callable @100	9,335	9,355
City of New York, GO 0.21%, 10/1/46, Continuously Callable @100 (c)	8,700	8,700
Series 2, 0.21%, 4/1/42, Continuously Callable @100 (c)	4,000	4,000
Series 3, 0.21%, 4/1/42, Continuously Callable @100 (c)	2,000	2,000
City of Poughkeepsie, GO 4.00%, 10/15/21 (e)	100	101
4.00%, 4/15/22 (e)	130	133
4.00%, 4/15/23 (e)	135	142
4.00%, 4/15/24 (e)	140	150
4.00%, 4/15/25 (e)	215	232
4.00%, 4/15/26 (e)	230	251
County of Rockland, GO (INS — Assured Guaranty Municipal Corp.) Series A, 5.00%, 3/1/23	2,500	2,724
Series A, 5.00%, 3/1/24	1,600	1,811
County of Suffolk, GO, Series I, 2.00%, 7/22/21	4,000	4,015
Long Island Power Authority Revenue Series B, 1.65%, 9/1/49, (Put Date 9/1/24) (b)	4,500	4,656
Series C, 0.83% (LIBOR01M+75bps), 5/1/33, (Put Date 10/1/23) (b) (j)	4,000	3,984
Series C, 0.83% (LIBOR01M+75bps), 5/1/33, (Put Date 10/1/23) (b) (j)	5,000	4,929
Metropolitan Transportation Authority Revenue 0.55% (MUNIPSA+50bps), 11/15/42, (Put Date 3/1/22) (b) (j)	10,000	9,958
Series 2, 0.85% (SOFR+80bps) 11/1/32, (Put Date 4/1/26) (b) (e) (j)	2,000	2,000
Series A-1, 5.00%, 2/1/23	8,050	8,659
Series A-2, 5.00%, 11/15/45, (Put Date 5/15/30) (b)	1,830	2,309
Series B-1, 5.00%, 5/15/22	3,155	3,304
Series D-2, 0.50% (MUNIPSA+45bps), 11/15/44, (Put Date 11/15/22) (b) (j)	8,000	7,967
Monroe County Industrial Development Corp. Revenue, 5.00%, 12/1/21	525	541
New York Liberty Development Corp. Revenue 2.63%, 9/15/69, Continuously Callable @100	1,650	1,667
2.80%, 9/15/69, Continuously Callable @100	14,950	14,465
New York Liberty Development Corp. Revenue (LIQ — Royal Bank of Canada), Series 2016-ZF0464, 0.09%, 5/15/21 (c) (d)	2,000	2,000
New York State Dormitory Authority Revenue 5.00%, 12/1/24 (d)	1,200	1,365
5.00%, 12/1/25 (d)	1,200	1,400

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
New York State Housing Finance Agency Revenue (LIQ — Deutsche Bank A.G.), Series DBE-DBE-8073, 0.58%, 8/1/50, Continuously Callable @100 (c) (d)	$5,000	$5,000
Niagara Area Development Corp. Revenue, Series B, 3.50%, 11/1/24, Continuously Callable @100 (d)	500	519
Town of Watertown, GO, 3.50%, 4/15/21	3,170	3,173
Troy Capital Resource Corp. Revenue 5.00%, 8/1/26, Continuously Callable @100	1,050	1,248
5.00%, 9/1/27	1,250	1,540
		115,089
North Carolina (0.7%):
Columbus County Industrial Facilities & Pollution Control Financing Authority Revenue 2.00%, 11/1/33, (Put Date 10/1/24) (b)	825	866
2.00%, 11/1/33, (Put Date 10/1/24) (b)	825	867
Series A, 1.37%, 5/1/34, (Put Date 6/16/25) (b)	2,000	2,059
North Carolina Medical Care Commission Revenue 2.50%, 10/1/24, Continuously Callable @100	745	740
2.30%, 9/1/25, Continuously Callable @100	1,250	1,252
2.88%, 10/1/26, Continuously Callable @100	650	650
Series A, 4.00%, 10/1/27	600	688
Series B-1, 2.55%, 9/1/26, Continuously Callable @100	1,575	1,577
		8,699
Ohio (2.3%):
Akron Bath Copley Joint Township Hospital District Revenue 5.00%, 11/15/29	275	349
5.00%, 11/15/30	350	449
5.00%, 11/15/31, Continuously Callable @100	300	384
County of Allen Hospital Facilities Revenue, 5.00%, 12/1/30, Continuously Callable @100	2,000	2,648
County of Hamilton Revenue, 5.00%, 9/15/29	1,345	1,719
Ohio Air Quality Development Authority Revenue 1.90%, 5/1/26, (Put Date 10/1/24) (b)	3,500	3,640
2.40%, 12/1/38, (Put Date 10/1/29) (b)	3,250	3,379
Ohio Higher Educational Facility Commission Revenue 5.00%, 5/1/21	1,000	1,003
5.00%, 5/1/22	500	525
5.00%, 5/1/23	550	603
5.00%, 5/1/24	1,000	1,137
Ohio Water Development Authority Revenue 1.55%, 7/1/21	1,800	1,804
6/1/33 (h) (i)	5,000	—
Port of Greater Cincinnati Development Authority Revenue, Series A, 3.00%, 5/1/23, Continuously Callable @100	4,765	4,751
Southeastern Ohio Port Authority Revenue 5.00%, 12/1/21	1,150	1,173
5.00%, 12/1/25, Continuously Callable @100	1,000	1,104
State of Ohio Revenue 5.00%, 11/15/27	425	525
5.00%, 11/15/30	710	917

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 11/15/31, Continuously Callable @100	$465	$599
Series A, 5.00%, 1/15/30	1,000	1,293
		28,002
Oklahoma (3.0%):
Garfield County Industrial Authority Revenue, Series A, 0.22%, 1/1/25, Callable 5/5/21 @ 100 (c) (f)	3,100	3,100
Muskogee Industrial Trust Revenue 4.00%, 9/1/28	2,500	2,898
4.00%, 9/1/29	3,010	3,511
Series A, 0.22%, 6/1/27, Continuously Callable @100 (c)	21,590	21,590
Oklahoma Development Finance Authority Revenue Series B, 5.00%, 8/15/23	500	553
Series B, 5.00%, 8/15/24	600	688
Series B, 5.00%, 8/15/25	550	649
Oklahoma Municipal Power Authority Revenue, Series A, 0.44% (MUNIPSA+39bps), 1/1/23 (j)	3,135	3,143
		36,132
Oregon (0.2%):
County of Yamhill Revenue 4.00%, 10/1/21	330	335
4.00%, 10/1/22	555	578
4.00%, 10/1/23	425	453
4.00%, 10/1/24	425	461
Oregon State Facilities Authority Revenue Series A, 5.00%, 10/1/28	150	188
Series A, 5.00%, 10/1/29	300	382
Series A, 5.00%, 10/1/30	300	388
		2,785
Pennsylvania (6.9%):
Chester County IDA Revenue, 3.75%, 10/1/24	485	509
Coatesville School District, GO (INS — Assured Guaranty Municipal Corp.) 5.00%, 8/1/24	1,000	1,174
5.00%, 8/1/25	800	946
Commonwealth Financing Authority Revenue, 5.00%, 6/1/26	2,000	2,409
County of Lehigh Revenue 5.00%, 7/1/28	1,750	2,235
5.00%, 7/1/29	2,000	2,595
Delaware County Authority Revenue 4.00%, 10/1/21	180	182
4.00%, 10/1/22	200	208
5.00%, 10/1/23	235	256
5.00%, 10/1/24	505	563
5.00%, 10/1/25	525	597
5.00%, 10/1/30	1,200	1,424
Geisinger Authority Revenue 1.14% (LIBOR01M+107bps), 6/1/28, (Put Date 6/1/24) (b) (j)	7,000	7,114
5.00%, 4/1/43, (Put Date 4/1/30) (b) (j)	4,250	5,495

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
General Authority of Southcentral Pennsylvania Revenue, 0.65% (MUNIPSA+60bps), 6/1/49, (Put Date 6/1/24) (b) (j)	$6,000	$6,045
Hospitals & Higher Education Facilities Authority of Philadelphia Revenue, 5.00%, 7/1/22	1,595	1,663
Luzerne County IDA Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 12/15/25	550	649
5.00%, 12/15/26, Continuously Callable @100	500	589
5.00%, 12/15/27, Continuously Callable @100	1,000	1,177
Montgomery County Higher Education & Health Authority Revenue, 0.77% (MUNIPSA+72bps), 9/1/51, (Put Date 9/1/23) (b)	6,250	6,250
Northampton County General Purpose Authority Revenue, 1.12% (LIBOR01M+104bps), 8/15/48, (Put Date 8/15/24) (b) (j)	1,855	1,824
Pennsylvania Higher Educational Facilities Authority Revenue, Series A, 5.00%, 7/15/21	1,090	1,102
Pennsylvania Turnpike Commission Revenue, Series B-1, 1.03% (MUNIPSA+98bps), 12/1/21, Callable 6/1/21 @ 100 (j)	6,500	6,543
Philadelphia IDA Revenue 5.00%, 6/15/28 (d)	210	245
5.00%, 6/15/29, Continuously Callable @100 (d)	220	255
5.00%, 6/15/30, Continuously Callable @100 (d)	145	168
Pittsburgh Water & Sewer Authority Revenue, Series C, 0.70% (MUNIPSA+65bps), 9/1/40, (Put Date 12/1/23) (b) (j)	7,500	7,575
School District of Philadelphia, GO Series D, 5.00%, 9/1/21	5,000	5,094
Series D, 5.00%, 9/1/22	5,500	5,853
Scranton School District, GO 0.93% (LIBOR01M+85bps), 4/1/31, (Put Date 4/1/21) (b) (j)	6,975	6,995
Series A, 5.00%, 6/1/23	2,435	2,650
The Berks County Municipal Authority Revenue, Series B, 5.00%, 2/1/40, (Put Date 2/1/30) (b)	1,700	1,871
West Mifflin School District, GO (INS — Assured Guaranty Municipal Corp.), 5.00%, 10/1/21	1,570	1,605
Westmoreland County IDA Revenue Series A, 4.00%, 7/1/21	225	227
Series A, 4.00%, 7/1/22	300	313
		84,400
South Carolina (0.8%):
Patriots Energy Group Financing Agency Revenue, Series B, 0.94% (LIBOR01M+86bps), 10/1/48, (Put Date 2/1/24) (b) (j)	10,000	10,170
South Dakota (0.4%):
South Dakota Health & Educational Facilities Authority Revenue 0.43%, 11/1/25, Continuously Callable @100 (c)	1,505	1,505
0.43%, 11/1/27, Continuously Callable @100 (c)	2,975	2,975
		4,480
Tennessee (0.3%):
Chattanooga Health Educational & Housing Facility Board Revenue, Series C, 0.12%, 5/1/39, Continuously Callable @100 (c) (f)	3,100	3,100

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Texas (6.5%):
Austin Convention Enterprises, Inc. Revenue 5.00%, 1/1/25	$400	$403
5.00%, 1/1/27	400	401
Decatur Hospital Authority Revenue Series A, 5.00%, 9/1/21	700	712
Series A, 5.00%, 9/1/24	780	881
Harris County Cultural Education Facilities Finance Corp. Revenue 5.00%, 7/1/49, (Put Date 12/1/26) (b)	1,400	1,717
0.62% (MUNIPSA+57bps), 12/1/49, (Put Date 12/4/24) (b) (j)	1,670	1,642
Harris County Municipal Utility District No. 165, GO (INS — Build America Mutual Assurance Co.) 3.00%, 3/1/22	650	664
3.00%, 3/1/23	520	543
Irving Hospital Authority Revenue, 1.15% (MUNIPSA+110bps), 10/15/44, (Put Date 10/15/23) (b) (j)	1,665	1,665
Karnes County Hospital District Revenue, 5.00%, 2/1/24	1,885	2,051
Matagorda County Navigation District No. 1 Revenue, 2.60%, 11/1/29	4,000	4,258
New Hope Cultural Education Facilities Finance Corp. Revenue Series A, 5.00%, 7/1/23	1,250	1,062
Series A, 5.00%, 7/1/24	2,300	1,955
Series A, 5.00%, 7/1/25	2,135	1,815
Port of Port Arthur Navigation District Revenue 0.16%, 11/1/40, Continuously Callable @100 (c) (f)	38,675	38,675
Series A, 0.08%, 4/1/40, Continuously Callable @100 (c)	8,600	8,600
Series B, 0.08%, 4/1/40, Continuously Callable @100 (c)	4,800	4,800
Series C, 0.10%, 4/1/40, Continuously Callable @100 (c)	1,100	1,100
Texas Municipal Gas Acquisition & Supply Corp. III Revenue 5.00%, 12/15/21	2,000	2,065
5.00%, 12/15/32	1,000	1,324
Texas Private Activity Bond Surface Transportation Corp. Revenue, 4.00%, 6/30/31, Continuously Callable @100	2,355	2,783
		79,116
Utah (0.5%):
Utah Housing Corp. Revenue (LIQ — Deutsche Bank A.G.), Series 2019-XF1081, 0.35%, 3/1/62, Callable 2/1/31 @ 100 (c) (d)	6,565	6,565
Vermont (1.0%):
Winooski School District, GO, 1.25%, 10/15/21	12,500	12,535
Virginia (1.1%):
Albermarle County Economic Development Authority Revenue, Series B, 0.06%, 10/1/48, Continuously Callable @100 (c)	1,750	1,750
Chesapeake Bay Bridge & Tunnel District Revenue, 5.00%, 11/1/23	5,140	5,730
Marquis Community Development Authority Revenue, 9/1/45 (d) (h) (k)	1,074	561
Marquis Community Development Authority Tax Allocation Series A, 3.32%, 9/1/36 (h)	3,506	1,683
Series C, 9/1/41 (g) (h)	5,111	235
Prince William County IDA Revenue, 5.00%, 1/1/31, Continuously Callable @102	1,700	1,762

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Virginia Small Business Financing Authority Revenue Series A, 5.00%, 1/1/22	$370	$382
Series A, 5.00%, 1/1/31, Continuously Callable @103	1,250	1,532
		13,635
Washington (1.2%):
Washington Health Care Facilities Authority Revenue 5.00%, 8/15/26	2,000	2,390
5.00%, 8/15/27	2,175	2,652
Series B-2, 1.45% (MUNIPSA+140bps), 1/1/35, (Put Date 1/1/25) (b) (j)	10,000	10,161
		15,203
Wisconsin (1.7%):
Public Finance Authority Revenue 4.00%, 9/1/24 (d)	1,140	1,193
3.25%, 1/1/30	1,795	1,964
5.00%, 4/1/30 (d)	500	592
Wisconsin Health & Educational Facilities Authority Revenue 2.25%, 11/1/26, Continuously Callable @100	3,000	3,001
2.55%, 11/1/27, Continuously Callable @100	1,500	1,501
4.00%, 3/15/30	400	456
0.18%, 2/15/53, Callable 5/3/21 @ 100 (c)	6,500	6,500
0.70% (MUNIPSA+65bps), 8/15/54, (Put Date 7/31/24) (b) (j)	1,700	1,720
Series B-2, 5.00%, 2/15/51, (Put Date 2/15/27) (b)	2,000	2,401
Series C, 5.00%, 8/15/21	1,200	1,220
		20,548
Total Municipal Bonds (Cost $1,188,859)		1,216,813
Total Investments (Cost $1,190,011) — 99.6%		1,218,057
Other assets in excess of liabilities — 0.4%		4,582
NET ASSETS — 100.00%		$1,222,639

(a)  Non-income producing security.

(b)  Put Bond.

(c)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of March 31, 2021, the fair value of these securities was $109,008 (thousands) and amounted to 8.9% of net assets.

(e)  Security or portion of security purchased on a delayed-delivery and/or when-issued basis.

(f)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(g)  Zero-coupon bond.
See notes to financial statements.

22

USAA Mutual Funds Trust USAA Tax Exempt Short-Term Fund	Schedule of Portfolio Investments — continued March 31, 2021

(h)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.2% of the Fund's net assets as of March 31, 2021. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(i)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of March 31, 2021, illiquid securities were 0.0% of the Fund's net assets.

(j)  Variable or Floating-Rate Security. Rate disclosed is as of March 31, 2021.

(k)  Stepped-coupon security converts to coupon form on 9/1/21 with a rate of 7.50%

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

IDA — Industrial Development Authority

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of March 31, 2021, based on the last reset date of the security

LOC — Letter of Credit

MUNIPSA — Municipal Swap Index

SOFR — Secured Overnight Financing Rate

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LIQ  Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the name listed.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

23

USAA Mutual Funds Trust	Statement of Assets and Liabilities March 31, 2021

(Amounts in Thousands, Except Per Share Amounts)

	USAA Tax Exempt Short-Term Fund
Assets:
Investments, at value (Cost $1,190,011)	$1,218,057
Cash	3,675
Receivables:
Dividends and interest	7,535
Capital shares issued	232
From Adviser	24
Prepaid expenses and other assets	27
Total Assets	1,229,550
Liabilities:
Payables:
Distributions	169
Investments purchased	5,009
Capital shares redeemed	1,021
Accrued expenses and other payables:
Investment advisory fees	346
Administration fees	155
Custodian fees	8
Transfer agent fees	119
Compliance fees	1
Trustees' fees	—	(a)
12b-1 fees	2
Other accrued expenses	81
Total Liabilities	6,911
Net Assets:
Capital	1,221,040
Total accumulated earnings/(loss)	1,599
Net Assets	$1,222,639
Net Assets
Fund Shares	$1,181,011
Institutional Shares	25,038
Class A	16,590
Total	$1,222,639
Shares (unlimited number of shares authorized with no par value):
Fund Shares	111,085
Institutional Shares	2,354
Class A	1,559
Total	114,998
Net asset value, offering and redemption price per share: (b)
Fund Shares	$10.63
Institutional Shares	$10.64
Class A	$10.64
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$10.88

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

24

USAA Mutual Funds Trust	Statement of Operations For the Year Ended March 31, 2021

(Amounts in Thousands)

USAA Tax Exempt Short-Term Fund
Investment Income:
Interest	$23,492
Total Income	23,492
Expenses:
Investment advisory fees	3,745
Administration fees — Fund Shares	1,818
Administration fees — Institutional Shares (a)	8
Administration fees — Class A	24
Sub-Administration fees	20
12b-1 fees — Class A	40
Custodian fees	43
Transfer agent fees — Fund Shares	674
Transfer agent fees — Institutional Shares (a)	8
Transfer agent fees — Class A	14
Trustees' fees	47
Compliance fees	8
Legal and audit fees	81
State registration and filing fees	53
Interfund lending fees	— (b)
Other expenses	137
Total Expenses	6,720
Expenses waived/reimbursed by Adviser	(107)
Net Expenses	6,613
Net Investment Income (Loss)	16,879
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(332)
Net change in unrealized appreciation/depreciation on investment securities	36,891
Net realized/unrealized gains (losses) on investments	36,559
Change in net assets resulting from operations	$53,438

(a)  Institutional Shares commenced operations on June 29, 2020.

(b)  Rounds to less than $1 thousand.

See notes to financial statements.

25

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Tax Exempt Short-Term Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
From Investments:
Operations:
Net investment income (loss)	$16,879	$25,176
Net realized gains (losses) from investments	(332)	(2,484)
Net change in unrealized appreciation/depreciation on investments	36,891	(17,785)
Change in net assets resulting from operations	53,438	4,907
Distributions to Shareholders:
Fund Shares	(16,599)	(24,970)
Institutional Shares (a)	(106)	—
Class A	(181)	(167)
Change in net assets resulting from distributions to shareholders	(16,886)	(25,137)
Change in net assets resulting from capital transactions	(95,956)	(198,223)
Change in net assets	(59,404)	(218,453)
Net Assets:
Beginning of period	1,282,043	1,500,496
End of period	$1,222,639	$1,282,043

(a)  Institutional Shares commenced operations on June 29, 2020.

(continues on next page)

See notes to financial statements.

26

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Tax Exempt Short-Term Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
Capital Transactions:
Fund Shares
Proceeds from shares issued	$163,202	$175,721
Distributions reinvested	13,673	19,688
Cost of shares redeemed	(303,776)	(393,239)
Total Fund Shares	$(126,901)	$(197,830)
Institutional Shares (a)
Proceeds from shares issued	$30,936	$—
Distributions reinvested	52	—
Cost of shares redeemed	(6,031)	—
Total Institutional Shares	$24,957	$—
Class A
Proceeds from shares issued	$31,132	$15,776
Distributions reinvested	163	127
Cost of shares redeemed	(25,307)	(16,296)
Total Class A	$5,988	$(393)
Change in net assets resulting from capital transactions	$(95,956)	$(198,223)
Share Transactions:
Fund Shares
Issued	15,479	16,721
Reinvested	1,298	1,874
Redeemed	(28,894)	(37,505)
Total Fund Shares	(12,117)	(18,910)
Institutional Shares (a)
Issued	2,918	—
Reinvested	5	—
Redeemed	(569)	—
Total Institutional Shares	2,354	—
Class A
Issued	2,966	1,497
Reinvested	15	12
Redeemed	(2,403)	(1,548)
Total Class A	578	(39)
Change in Shares	(9,185)	(18,949)

(a)  Institutional Shares commenced operations on June 29, 2020.

See notes to financial statements.

27

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Tax Exempt Short-Term Fund
Fund Shares
Year Ended March 31, 2021	$10.32	0.14	(e)	0.31	0.45	(0.14)	(0.14)
Year Ended March 31, 2020	$10.48	0.19	(e)	(0.16)	0.03	(0.19)	(0.19)
Year Ended March 31, 2019	$10.41	0.19		0.07	0.26	(0.19)	(0.19)
Year Ended March 31, 2018	$10.45	0.16		(0.03)	0.13	(0.17)	(0.17)
Year Ended March 31, 2017	$10.59	0.15		(0.14)	0.01	(0.15)	(0.15)
Institutional Shares
June 29, 2020 (f) through March 31, 2021	$10.50	0.11	(e)	0.14	0.25	(0.11)	(0.11)
Class A
Year Ended March 31, 2021	$10.34	0.12	(e)	0.30	0.42	(0.12)	(0.12)
Year Ended March 31, 2020	$10.49	0.16	(e)	(0.15)	0.01	(0.16)	(0.16)
Year Ended March 31, 2019	$10.42	0.17		0.06	0.23	(0.16)	(0.16)
Year Ended March 31, 2018	$10.46	0.13		(0.03)	0.10	(0.14)	(0.14)
Year Ended March 31, 2017	$10.59	0.12		(0.13)	(0.01)	(0.12)	(0.12)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

**  For the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the March 31 fiscal year ended 2017. Expenses paid indirectly decreased the expense ratio by less than 0.01%.

See notes to financial statements.

28

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses**^(b)(c)		Net Investment Income (Loss)(b)	Gross Expenses(b)(c)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(d)
USAA Tax Exempt Short-Term Fund
Fund Shares
Year Ended March 31, 2021	$10.63	4.42%	0.53%		1.37%	0.54%	$1,181,011	66%
Year Ended March 31, 2020	$10.32	0.23%	0.51%		1.77%	0.51%	$1,271,899	54%
Year Ended March 31, 2019	$10.48	2.52%	0.52%		1.84%	0.52%	$1,489,789	31%
Year Ended March 31, 2018	$10.41	1.21%	0.51%		1.57%	0.51%	$1,550,994	25%
Year Ended March 31, 2017	$10.45	0.09%	0.54%		1.43%	0.54%	$1,669,691	34%
Institutional Shares
June 29, 2020 (f) through March 31, 2021	$10.64	2.39%	0.47%		1.33%	0.69%	$25,038	66%
Class A
Year Ended March 31, 2021	$10.64	4.07%	0.76%		1.12%	0.88%	$16,590	66%
Year Ended March 31, 2020	$10.34	0.09%	0.75%		1.54%	0.93%	$10,144	54%
Year Ended March 31, 2019	$10.49	2.27%	0.77	%(g)	1.56%	0.92%	$10,707	31%
Year Ended March 31, 2018	$10.42	0.91%	0.80%		1.27%	0.83%	$11,349	25%
Year Ended March 31, 2017	$10.46	(0.08)%	0.80%		1.16%	0.81%	$32,191	34%

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.

(e)  Per share net investment income (loss) has been calculated using the average daily shares method.

(f)  Commencement of operations.

(g)  Prior to August 1, 2018, USAA Asset Management Company ("AMCO") (previous Investment Adviser) had voluntarily agreed to limit the annual expenses of Class A to 0.80% of Class A average daily net assets.

See notes to financial statements.

29

USAA Mutual Funds Trust	Notes to Financial Statements March 31, 2021

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Tax Exempt Short-Term Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares and Class A. The Fund is classified as diversified under the 1940 Act.

Effective June 29, 2020, the Institutional Shares commenced operations and the Fund's Adviser Shares were redesignated Class A and became subject to a front-end sales charge.

The Board of Trustees of USAA Mutual Funds Trust has approved the addition of Class Z for the Fund. This new share class was effective February 5, 2021, but has not yet been funded. Class Z is only available to participants in certain eligible separately managed accounts (also referred to as wrap fee programs) and other advisory clients of the Fund's Adviser or its affiliates that are subject to a separate contractual fee for investment management services. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed 0.00% of the Fund's Class Z shares for an indefinite term.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

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USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of March 31, 2021, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,244	$—	$—	$1,244
Municipal Bonds	—	1,214,334	2,479	1,216,813
Total	$1,244	$1,214,334	$2,479	$1,218,057

For the year ended March 31, 2021, there were no transfers in or out of Level 3 in the fair value hierarchy.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

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USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of March 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended March 31, 2021, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Realized Gains (Losses)
$234,015	$129,175	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2021, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$781,994	$830,845

There were no purchases or sales of U.S. government securities during the year ended March 31, 2021

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended March 31, 2021, are reflected on the Statement of Operations as Investment Advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019 and effective July 1, 2019, no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Short Municipal Debt Funds Index. The Lipper Short Municipal Debt Funds Index tracks the total return performance of each class within the Lipper Short Municipal Debt Funds category.

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USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Municipal Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020 to March 31, 2021, performance fees were $283, less than $1 and $2 for Fund Shares, Institutional Shares and Class A, in thousands, respectively. Performance adjustments were 0.02%, less than 0.01%, and 0.01% for Fund Shares, Institutional Shares, and Class A, respectively.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended March 31, 2021, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15%, 0.10%, and 0.15% of average daily net assets, of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

specifically allocated to the Fund. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.10% and 0.10% of average daily net assets of the Institutional Shares and Class A, respectively, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended March 31, 2021, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A of the Fund. Amounts incurred and paid to VCTA for the year ended March 31, 2021, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions on sales of Class A. For the year ended March 31, 2021, the Distributor received less than $1 thousand from commissions earned on sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended March 31, 2021, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement for Fund Shares, Institutional Shares, and Class A, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of March 31, 2021, the expense limits (excluding voluntary waivers) were 0.51%, 0.47%, and 0.75% for Fund Shares, Institutional Shares, and Class A shares, respectively.

Under the terms of the expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

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USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

As of March 31, 2021, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at March 31, 2021.

Expires March 31, 2023	Expires March 31, 2024	Total
$10	$107	$117

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended March 31, 2021.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund's investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund's investments, increase uncertainty in or impair the operation of the U.S. or other securities markets and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Credit Risk — The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

LIBOR Discontinuation Risk — Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021, it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023, (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, or any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended March 31, 2021, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended March 31, 2021, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank also received an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended March 31, 2021.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund, that is permitted to participate in the Facility, in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is presented on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended March 31, 2021 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at March 31, 2021	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,577	1	0.64%	$1,577

*  For the year ended March 31, 2021, based on the number of days borrowings were outstanding.

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USAA Mutual Funds Trust	Notes to Financial Statements — continued March 31, 2021

7. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of March 31, 2021, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended March 31, 2021		Year Ended March 31, 2020
Distributions paid from		Distributions paid from
Tax-Exempt Income	Total Distributions Paid	Tax-Exempt Income	Total Distributions Paid
$16.886	$16,886	$25,137	$25,137

As of March 31, 2021, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Tax-Exempt Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other (Losses)	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
$1,208	$(1,234)	$(26)	$(26,421)	$28,046	$1,599

As of March 31, 2021, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$2,151	$24,270	$26,421

As of March 31, 2021, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,190,011	$32,961	$(4,915)	$28,046

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Tax Exempt Short-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Tax Exempt Short-Term Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
May 26, 2021

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USAA Mutual Funds Trust	Supplemental Information March 31, 2021

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently nine Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, (c) Born September 1957	Independent Chairman	2021	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				PredaSAR Corp.
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, (a) Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

(a)  Effective at the close of business on December 31, 2020, Michael F. Reimherr retired from the Board of Trustees.

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, (b) Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.

				Trustee, Victory Portfolios (41 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (8 series)

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, (b)(c) Born June 1966	Trustee	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (February 2013-March 2021); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management) (September 2009-March 2021); President, Asset Management Company (AMCO) (August, 2011-June 2019); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (April 2011-March 2021); Chairman of Board of ISCO (April 2013-December 2020); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (December 2013-March 2021); President and Director of USAA Investment Corporation (ICORP) (March 2010-March 2021); Chairman of Board of ICORP (December 2013-March 2021); Director of USAA Financial Advisors, Inc. (FAI) (December 2013-March 2021); Chairman of Board of FAI (March 2015-March 2021). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

(b)  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

(c)  Effective at the close of business on December 31, 2020, Jefferson C. Boyce replaced Dan McNamara as Chair of the Board and assumed the title of Independent Chair.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-235-8396.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (since 2004); Chief Operating Officer, Victory Capital Services, Inc. (since 2020)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015)
James K. De Vries, Born April 1969	Treasurer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019)

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (since 2007)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/20	Actual Ending Account Value 3/31/21	Hypothetical Ending Account Value 3/31/21	Actual Expenses Paid During Period 10/1/20- 3/31/21*	Hypothetical Expenses Paid During Period 10/1/20- 3/31/21*	Annualized Expense Ratio During Period 10/1/20 - 3/31/21
Fund Shares	$1,000.00	$1,014.00	$1,022.19	$2.76	$2.77	0.55%
Institutional Shares	1,000.00	1,014.30	1,022.59	2.36	2.37	0.47%
Class A	1,000.00	1,011.90	1,021.09	3.86	3.88	0.77%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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For the period October 1, 2020 to March 31, 2021, performance adjustments were applied to the Fund. The annualized expense ratios of 0.55% and 0.77% for the Fund Shares and Class A, respectively, as represented in the table above, reflect these adjustments. The values in the table below reflect your costs (in dollars) of investing in the Fund, had these adjustments not been applied for the six month period ended March 31, 2021.

	Beginning Account Value 10/1/20	Actual Ending Account Value 3/31/21	Hypothetical Account Value 3/31/21	Actual Expenses Paid During Period 10/1/20- 3/31/21*	Hypothetical Expenses Paid During Period 10/1/20- 3/31/21*	Annualized Expense Ratio During Period 10/1/20- 3/31/21
Fund Shares	$1,000.00	$1,014.00	$1,022.39	$2.56	$2.57	0.51%
Class A	1,000.00	1,011.90	1,021.19	3.76	3.78	0.75%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended March 31, 2021, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2022.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended March 31, 2021 (amounts in thousands):

Tax Exempt Income
$16,886

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Tax Exempt Short-Term Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") held on December 10-11, 2020, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 10-11, 2020, meeting, at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2020.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

  (Unaudited)

programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate—which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements—was below the median of its expense group and above the median of its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates, and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended September 30, 2020.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect

1  The Adviser has agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

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USAA Mutual Funds Trust	Supplemental Information — continued March 31, 2021

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to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Funds' investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a virtual video conference meeting held on March 10, 2021, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

53

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800	) 235-8396

40856-0521

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.
(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; on July 1, 2019, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics ("Sarbanes Code") applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley, who are “independent” for purposes of this Item 3 of Form N-CSR.

Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit and Compliance Committee, Investments Committee, Product Management and Distribution Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

Item 4. Principal Accountant Fees and Services.

	2021	2020
(a) Audit Fees (1)	$311,132	$195,700
(b) Audit-Related Fees (2)	-	-
(c) Tax Fees (3)	-	2,174
(d) All Other Fees (4)	-	-

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for statutory and regulatory filings.

(2) For the fiscal years ended March 31, 2021 and March 31, 2020, there were no audit-related fees billed by Ernst & Young LLP to the Registrant.

(3) Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for assistance with PFIC Analyzer Service and tax consulting services.

(4) For the fiscal years ended March 31, 2021 and March 31, 2020, there were no other fees billed by Ernst & Young LLP to the Registrant.

(e)(1) All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee's preapproval procedures.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g) Aggregate non-audit fees for services rendered to the:

	Registrant	Adviser
2021	$-	$123,784
2020	$2,174	$209,662

(h) The aggregate non-audit fees related to fees billed by Ernst & Young LLP for services rendered to the Registrant; the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO); and the Funds' transfer agent, Victory Capital Transfer Agency Inc. and prior transfer agent, USAA Shareholder Account Services (SAS), which includes aggregate fees accrued or paid to Ernst & Young, LLP for professional services rendered related to the annual study of internal controls of the transfer agent for fiscal years listed above. All services were preapproved by the Audit Committee.

Effective July 1, 2019, AMCO, the prior investment adviser to the Funds, and SAS, the prior transfer agent to the Funds, were acquired by Victory Capital Holdings, Inc. Effective July 1, 2019, Victory Capital Management Inc. is the new investment adviser and administrator to the Funds; SAS was renamed Victory Capital Transfer Agency, Inc. and is the new transfer agent to the Funds.

Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2020 and also provided certain tax services to Victory Capital Holdings, Inc. in 2019 that were not required to be pre-approved by the Registrant's Audit and Compliance Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by the Adviser or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USAA Mutual Fund Trust

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	June 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	June 2, 2021

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	June 2, 2021